[LOGO of Fifth Third Funds]

                          STOCK AND BOND MUTUAL FUNDS
                          Semi-Annual Report to Shareholders

                          ----------------

                          January 31, 2003

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fifth Third Funds, including fees, expenses and sales charges, please call 1-800-282-5706 for a prospectus, which you should read carefully before you invest or send money. The Fifth Third Funds are distributed by Fifth Third Funds Distributor, Inc.

Fifth Third Asset Management Inc. serves as Investment Advisor to the Funds and receives a fee for their services.

Fifth Third Funds, like all mutual funds:

o    are NOT FDIC insured

o    have no bank guarantee

o    may lose value

                               Table of Contents

Economic Outlook and
   Commentary Section ....................................................     1

Management Discussion
   of Fund Performance
Small Cap Growth Fund ....................................................     4
Mid Cap Growth Fund ......................................................     5
Large Cap Opportunity Fund ...............................................     6
Quality Growth Fund ......................................................     7
Large Cap Core Fund ......................................................     8
Equity Index Fund ........................................................     9
Balanced Fund ............................................................    10
Micro Cap Value Fund .....................................................    11
Multi Cap Value Fund .....................................................    12
Disciplined Large
   Cap Value Fund ........................................................    13
Fifth Third LifeModel
   Aggressive Fund(SM) ...................................................    14
Fifth Third LifeModel Moderately
   Aggressive Fund(SM) ...................................................    15
Fifth Third LifeModel
   Moderate Fund(SM) .....................................................    16
Fifth Third LifeModel Moderately
   Conservative Fund(SM) .................................................    17
Fifth Third LifeModel
   Conservative Fund(SM) .................................................    18
Strategic Income Fund ....................................................    19
Technology Fund ..........................................................    20
Worldwide Fund ...........................................................    21
International Equity Fund ................................................    22
International GDP Fund ...................................................    23
Bond Fund ................................................................    24
Intermediate Bond Fund ...................................................    25
Short Term Bond Fund .....................................................    26
U.S. Government Bond Fund ................................................    27
Municipal Bond Fund ......................................................    28
Intermediate Municipal
   Bond Fund .............................................................    29
Ohio Municipal Bond Fund .................................................    30
Michigan Municipal Bond Fund .............................................    31

Glossary of Terms ........................................................    32

Schedules of Portfolio
   Investments ...........................................................    35

Notes to Schedules
   of Portfolio Investments ..............................................    92

Statements of Assets
   and Liabilities .......................................................    96

Statements of
   Operations ............................................................   101

Statements of Changes
   in Net Assets .........................................................   106

Schedules of Capital
   Stock Activity ........................................................   114

Notes to Financial
   Statements ............................................................   122

Financial Highlights .....................................................   136

Notes to Financial
   Highlights ............................................................   160

[LOGO]

We are pleased to present the Fifth Third Funds' semi-annual report to shareholders for the six-month period ended January 31, 2003. This letter includes a discussion of economic and market conditions during the period, a review of our investment principles and our outlook for the coming months.

An uncertain economic environment

The U.S. economic recovery continued during the period ended January 31, 2003. The recovery was weaker and more uneven than many investors expected and the period was characterized by a great deal of uncertainty about the economy's prospects.

General macroeconomic conditions pointed toward continued growth. Fourth-quarter 2002 earnings for companies in the Standard & Poor's 500 Index(1) ("S&P 500") rose for the third consecutive quarter on a year-over-year basis, driven largely by strong productivity gains of 5% in 2002. Meanwhile, employment growth and workers' real disposable income stayed healthy. Many leading economic indicators signaled an economy in recovery. Inflation rose slightly, however, remained well under control.

Unfortunately, other factors overshadowed these positive developments. Fears of a possible war with Iraq and the outbreak of an oil workers' strike in Venezuela created uncertainty, pushing energy prices higher, hurting consumer and corporate spending. Concerns about terrorism also weighed heavily on Americans' minds. Consumer confidence during the period fell to a nine-year low, while consumer spending in the fourth quarter dropped to its lowest fourth-quarter level since 1993. Capital spending by U.S. corporations fell 10% last year as companies delayed spending in the unpredictable environment. Furthermore, the U.S. experienced a $470 billion trade deficit in 2002. These conditions caused U.S. Gross Domestic Product(1) ("GDP") growth to fall from 3% during the third quarter of 2002 to 1.3% during the fourth quarter.

The Federal Reserve Board (the "Fed") tried to boost economic growth in November by cutting the federal funds rate by 50 basis points to 1.25%--it's lowest level in more than forty years. This rate cut was more aggressive than many investors expected, and showed the Fed's commitment to help the economy out of the soft patch it fell into last summer.

Gross Domestic Product and Disposable Personal Income - Percent of Change From Preceding Year

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


            Gross domestic product           Disposable personal income

1993            2.7                                     1.4
1994            4                                       2.6
1995            2.7                                     2.6
1996            3.6                                     2.5
1997            4.4                                     3.1
1998            4.3                                     5.4
1999            4.1                                     2.6
2000            3.8                                     4.8
2001            0.3                                     1.8
2002            2.4                                     4.5

Stocks suffer

Stocks performed poorly in that environment, despite a brief rally during October and November and another in early January. The first rally followed surprisingly positive economic growth and consumer confidence data, while the second occurred after President Bush proposed a fiscal stimulus plan that included the elimination of double-taxation on dividends. The S&P 500 Index fell 5.26% during the six-month period ended January 31, 2003, as concerns about geopolitical events, the economy and corporate profits caused investors to sell stocks. The S&P 500's trailing 12-month price-to-earnings(1) ratio (P/E) has fallen from a high of 31 in 2000 to 17 as of January 31, 2003.

Shares of small companies and value stocks with low P/E ratios out-performed the broad stock market, even though both of those sectors delivered negative returns: The 2000(R) Index(1) of small-cap stocks declined 4.44%, while the S&P/Barra Value Index(1) of value stocks was down 4.67%. The best-performing stocks were those of companies with relatively simple business models and the potential to deliver reliable earnings growth, in sectors such as consumer staples. Meanwhile, technology stocks continued to suffer significant losses.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                 Large Cap, Small Cap and Value vs. Inflation(1)

             U.S. Inflation (Value)     Russell 2000 Index    S&P 500 Index        S&P/BARRA 500 Value Index


    92               10000                     10000              10000                      10000
    93               10275                     11891              10999                      11860
    94               10550                     11674              11143                      11784
    95               10817                     14994              15313                      16143
    96               11177                     17467              18847                      19693
    97               11367                     21373              25135                      25597
    98               11550                     20829              32319                      29353
    99               11860                     25257              39120                      33088
    00               12262                     24494              35558                      35103
    01               12452                     25103              31332                      30992
    02               12748                     19960              24406                      24529
 01/31/03            12805                     19408              23767                      23857


Past performance is no indication of future results. The above performance does not represent the performance of any Fifth Third Fund, to view each Funds performance, please refer to the Management Discussion of Fund Performance section. Investors cannot invest directly in an index, although they can invest in its underlying securities. Please refer to page 3 for additional information and index definitions.

As 2002 ended, investors faced a third consecutive year of stock market losses--a string that has only occurred three times since 1900. The S&P 500's decline of 22.10% for the calendar year ended December 31, 2002, was the steepest since 1974, with only 131 stocks in the index posting positive returns. Indeed, all ten sectors of the S&P 500 lost ground in 2002. Meanwhile, only three stocks in the Dow Jones Industrial Average(1)--Kodak, 3M and Procter & Gamble--delivered positive returns last year.

Bonds outperform again

Bonds posted strong performance during the six-month period ended January 31, 2003, thanks to the Fed's 50-basis-point rate cut and risk-averse investors. At the close of 2002, the fixed-income markets had outperformed the equity markets for three consecutive years, an event last seen during the Great Depression.

Corporate bonds outperformed all other bond market sectors during the six-month period. The spreads between yields on corporate bonds and Treasuries expanded in October to their widest levels since 1986. These relatively high yields on corporate securities and the fact that many companies strengthened their balance sheets throughout 2002 attracted bond investors. As a result, corporate bond yields fell during the second half of the period, pushing their prices higher.

Bonds issued by the U.S. Treasury and U.S. government agencies also performed well, as investors sought the potential stability of such issues. Mortgage-backed and asset-backed bonds benefited from their attractive yields relative to Treasuries. Long-term bonds, which benefit most from falling interest rates, outperformed intermediate- and short-term securities. For example, for the six-months ended January 31, 2003, the Lehman Brothers Long-Term Government Credit Index returned 8.29%, versus 6.87% for the Lehman Brothers Intermediate Credit Bond Index and 2.17% for the Lehman Brothers 1-3 Year Government Bond Index.(1)

The outlook

We believe geopolitical issues and their ramifications will continue to dominate the economy and markets until these concerns are resolved. We believe that Washington will address these foreign policy issues, enabling investors to focus on economic and financial fundamentals.

The economy continues to exhibit mixed signals. Consumers and companies face problems such as rising energy prices, the threat of war, high debt loads, and low capacity utilization. However, we are encouraged by the number of leading economic indicators that are rising. The government has provided significant monetary and fiscal stimulus, which should help keep consumer spending healthy and encourage more capital spending fromcorporations. Government spending on homeland security and defense are also likely to rise during the coming months. Furthermore, inflation remains low and personal incomes are improving.

We expect stocks to stage a rally once geopolitical issues are resolved and investors recognize the positive factors at work. Corporate earnings growth remains in place and we expect profits to continue to improve. Interest rates are low and investors currently have as much as $6.5 trillion in money market funds and cash equivalents waiting to be redeployed back into stocks. That rally could continue if we see stronger economic and corporate earnings data later in the year.

We believe that investors' returns in the fixed-income market will come primarily from coupon income, not capital appreciation. Interest rates may rise somewhat going forward, as geopolitical tensions subside and the government's fiscal and monetary stimulus help to strengthen the economy. However, we believe inflation will continue to remain under control due to massive excess productive capacity on a global basis. The Fed, therefore, is likely to maintain a neutral monetary policy until they are certain the economic recovery has taken hold. Corporate bonds should continue to perform well as the economy improves.

The lesson of diversification

The recent market environment serves as a good reminder of the importance of diversification. Investors who tilted their portfolios heavily toward large-company stocks during the late 1990s have suffered especially severe losses during the market downturn of the past three years. Investors who held shares of small- and mid-cap stock funds have generally performed better. Likewise, many investors today may be tempted to ignore stocks completely and shift their assets into bond funds. Such attempts to time the market have been shown repeatedly to be extremely difficult if not impossible.

We believe there is a better approach to creating wealth over time with reasonable levels of risk: Build and maintain a portfolio of funds that consistently offers exposure to a wide variety of asset classes (stocks, bonds, etc.), investment styles (value and growth) and market capitalizations (small-, mid- and large-cap). This level of diversification may be especially important in today's environment, where much debate about which types of stocks will lead the market as the economy improves.

As part of our commitment to helping our shareholders successfully build and maintain well-diversified fund portfolios, we recently have introduced the Fifth Third LifeModel Funds(SM). The Fifth Third LifeModel Funds(SM) consist of five actively managed asset-allocation funds: the Fifth Third LifeModel Aggressive Fund(SM), the Fifth Third LifeModel Moderately Aggressive Fund(SM), the Fifth Third LifeModel Moderate Fund(SM), the Fifth Third LifeModel Moderately Conservative Fund(SM) and the Fifth Third LifeModel Conservative Fund(SM).

Each of the five Funds invests in a diversified group of Fifth Third mutual funds, and is designed to match investors' objectives and risk tolerance. For example, the Fifth Third LifeModel Conservative Fund(SM) typically invests between 70% and 90% of its assets in the Fifth Third bond funds, 10% to 30% in the Fifth Third equity funds and up to 20% of its assets in Fifth Third money market funds. By contrast, the Fifth Third LifeModel Aggressive Fund(SM) typically invests 80% to 100% of its assets in the Fifth Third equity funds, up to 20% of its assets in the Fifth Third bond funds and up to 10% of its assets in the Fifth Third money market funds. The Funds' exposure to various asset classes, market capitalizations, and investment styles is actively managed and rebalanced by a team of our managers to take advantage of changing market conditions.

Thank you for your continued confidence in the Fifth Third Funds. We look forward to serving you in the months and years ahead, as we strive to provide a full range of investment vehicles that can help you achieve your most important financial goals.


Sincerely,
John Augustine
Director of Investment Strategy
Fifth Third Bank

(1) Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Standard & Poor's 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

The Russell 2000 Index measures the performance of the 2,000 smallest companies found in the Russell universe. These securities represent approximately 8% of the total market capitalization of the Russell 3000 Index. The securities, which comprise this index, have high price-to-book ratios and higher forecasted growth values.

S&P/BARRA Value Index is constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The index contains firms with higher book-to-price ratios. Each company in the index is assigned to either the value or the growth index so that the two style indexes "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends, and substitutions of stocks).

Lehman Brothers Long-Term Government Credit Index is comprised of approximately 5,000 issues, which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates 22 years.

Lehman Brothers Intermediate Credit Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC-registered corporate debt. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies.

Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index comprised of the full range of 1-3 year U. S. Government and agency securities.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

Price-to-Earnings Ratio is also known as the P/E multiple, this is the latest closing price divided by the latest 12 months' earnings per share. P/E is perhaps the single most widely used factor in assessing whether a stock is pricey or cheap.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Small Cap Growth Fund+
An interview with
John F. Clancy, portfolio manager

Q. The Fund underperformed its benchmark index, the Russell 2000(R) Growth Index, for the six-month period ended January 31, 2003. What attributed to the underperformance, and how did you manage the Fund during the period?

Shares of small-capitalization companies have outperformed their large-company peers during the past four years. In the beginning of 2002, small-cap value stocks outperformed small-cap growth stocks as investors found comfort in the attractive valuations of such stocks. While growth and value stocks performed similarly during the third quarter, growth stocks outpaced value in the fourth quarter.

We have maintained a disciplined strategy of investing in companies with double-digit long-term earnings growth rates and positive earnings momentum. The Fund was adversely affected by an over-weighting in financial stocks and an underweighting in technology stocks. Since becoming portfolio manager of the Fund in September, we have reduced the number of stocks in the portfolio from roughly 230 to around 180 as we position the Fund more closely to its benchmark and focus on our favorite companies.++

We increased the Fund's exposure to technology stocks in an effort to match our benchmark's long-term earnings growth rate of 19%. We believe technology firms offer superior long-term earnings growth, which is attractive in a weak economy. We also found attractive growth characteristics in the health care and consumer discretionary sectors. We reduced the Fund's weighting in the financial services sector during the period, as growth prospects for such stocks were not as strong as we like to see. We avoided investing in the telecommunications sector, as earnings have remained weak among stocks in that industry.++

Individual stocks that benefited the Fund's performance during the period included information technology firms such as Omnivision and Kronos, as well as biotechnology company Medicis Pharmaceutical.++

----------
+ Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October, 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for maximum sales charge. The inception date for Class B, Class C and Advisor Shares is October 29, 2001. The quoted performance of Class B, Class C and Advisor Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B, Class C and Advisor Shares. On October 29, 2001, the Fund became the Fifth Third Small Cap Growth Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Medicis Pharmaceuticals, Inc............................................   1.22%

IDEXX Laboratories, Inc.................................................   1.14%

Scotts Co...............................................................   1.01%

Cooper Cos., Inc........................................................   1.01%

Community First Bankshares, Inc.........................................   0.99%

Hilb, Rogal & Hamilton Co...............................................   0.98%

Kronos, Inc.............................................................   0.98%

First Bancorp...........................................................   0.97%

Cerner Corp.............................................................   0.96%

Corinthian Colleges, Inc................................................   0.95%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------
Institutional                                -6.35%    -25.75%  -3.14%    5.92%
--------------------------------------------------------------------------------
Class A*                                    -11.17%    -29.66%  -4.39%    5.14%
--------------------------------------------------------------------------------
Class B**                                   -11.50%    -30.16%  -4.47%    4.87%
--------------------------------------------------------------------------------
Class C***                                   -7.77%    -26.52%  -4.13%    4.87%
--------------------------------------------------------------------------------
Advisor                                      -6.60%    -26.14%  -3.65%    5.39%
--------------------------------------------------------------------------------
Russell 2000(R)
Growth Index(1)                              -3.01%    -29.65%  -6.85%    2.22%
--------------------------------------------------------------------------------
Lipper Small-Cap Core
   Funds Average(1)                          -4.91%    -19.96%   1.53%    7.39%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Mid Cap Growth Fund
An interview with
Steven E. Folker, portfolio manager

Q. The Fund underperformed its benchmark index, the Russell MidCap(R) Growth Index, for the six-month period ended January 31, 2003. What attributed to the underperformance and how did you manage the Fund in that environment?

We boosted the Fund's exposure to information technology companies as we found valuations among stocks in the sector to be attractive. We continue to believe such companies should perform well when the economy recovers. Fund performance was hurt by this strategy as technology stocks were volatile during the period. We reduced the Fund's financial services weighting, taking profits as many of our holdings in that sector performed well during the period. Despite reducing these positions, the portfolio remained over-weighted in financial services stocks relative to its benchmark. We also increased the Fund's consumer discretionary and health care holdings but, maintained an underweight exposure versus the benchmark in these sectors. We anticipated that select consumer discretionary and health care names would benefit particularly well from an economic recovery. Unfortunately, economic improvement during the period did not translate into strong performance in the stock markets.++

Stocks that helped the Fund's performance during the period included BEA Systems, Forest Laboratories, Biovail, Chico's FAS and Affiliated Computer Services.

----------
++ Portfolio composition is subject to change.

(1)Please refer to the Glossary of Terms for additional information.

(2)The inception dates for the Institutional, Class , Class C and Advisor Shares of the Mid Cap Growth Fund are August 11, 1998, October 11, 2000, April 24, 1996 and October 29, 2001, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B, Class C and Advisor Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Microchip Technology, Inc...............................................   4.10%

Forest Laboratories, Inc................................................   3.83%

BEA Systems, Inc........................................................   3.73%

T. Rowe Price Group, Inc................................................   3.40%

Fiserv, Inc.............................................................   3.02%

Varco International, Inc................................................   2.90%

Analog Devices, Inc.....................................................   2.89%

Biomet, Inc.............................................................   2.87%

L-3 Communications Holdings, Inc........................................   2.50%

IDEC Pharmaceuticals Corp...............................................   2.49%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------

Institutional                                -4.69%    -30.88%   -3.58%   5.24%
--------------------------------------------------------------------------------

Class A*                                     -9.60%    -34.49%   -4.83%   4.55%
--------------------------------------------------------------------------------

Class B**                                    -9.95%    -34.97%   -4.95%   4.13%
--------------------------------------------------------------------------------

Class C***                                   -6.24%    -31.63%   -4.49%   4.28%
--------------------------------------------------------------------------------

Advisor                                      -4.96%    -31.21%   -4.07%   4.84%
--------------------------------------------------------------------------------

Russell MidCap(R)
   Growth Index(1)                           -0.85%    -25.71%   -1.66%   6.48%
--------------------------------------------------------------------------------

Lipper Mid-Cap Growth
   Funds Average(1)                          -5.02%    -27.04%   -1.88%   5.61%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Large Cap Opportunity Fund
An interview with
Tom Maurath, portfolio manager

Q. The Fund underperformed its benchmark index, the Russell 1000(R) Growth Index, for the six-month period ended January 31, 2003. What attributed to this underperformance, and how did you position the Fund during the period?

The market was volatile during the period, with sharp rallies and deep declines that came within weeks of each other. The overall trend was downward, but performance varied sharply among sectors, which often traded on headlines rather than fundamentals. A rally in October was caused in part by investors' perception that technology stocks were trading at very low levels.

The Fund is managed with a bottom-up, fundamentals-based approach to stock picking where we attempt to buy shares of companies with superior earnings and earnings growth. We found attractive opportunities in the health care sector, including biotechnology firm Amgen. The company's earnings have progressed significantly and the stock's valuation was very attractive. We also purchased shares of pharmaceutical company Johnson & Johnson. We liquidated the Fund's position in Forest Laboratories, taking profit as the stock's valuation rose to less-attractive levels.++

We increased the Fund's technology exposure so that it is slightly overweighted relative to its benchmark. The Fund's performance was primarily impacted by its overweighting in the financials sector which performed poorly, and underperformance in the health care sector. In addition, the Fund was hurt by positions in Quest Diagnostics, Tenet Healthcare, Concord EFS, and Baxter. One stock that did help the Fund's performance was software firm Symantec. We also found opportunities among stocks such as Hewlett-Packard and Intel, which offered attractive valuations and increasingly strong outlooks.++

We also benefited from avoiding the telecommunications sector. Competition in that industry is so intense that companies have difficulty showing decent profit growth. Typically, we stay away from cyclical areas of the market because firms in those sectors do not have the long-term earnings growth potential we look for.

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to March 6, 1998 the quoted performance of the fund reflects the performance of the Class A Shares of The Pinnacle Fund. On March 6, 1998, The Pinnacle Fund, a registered open-end Investment Company managed by Heartland Capital Management, Inc., was merged into the Fifth Third Large Cap Opportunity Fund. The inception dates for the Institutional, Class B and Class C Shares of The Pinnacle Fund are August 11, 1998, October 11, 2000 and March 9, 1998, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflects expenses and applicable sales charges for Class B and Class C Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

HCA - The Healthare Co..................................................   4.71%

Microsoft Corp..........................................................   4.42%

UnitedHealth Group, Inc.................................................   3.87%

Affiliated Computer Services, Inc.,.....................................   3.53%

Cardinal Health, Inc....................................................   3.50%

Amgen, Inc..............................................................   3.49%

PepsiCo, Inc............................................................   3.29%

Clear Channel Communications, Inc.......................................   3.25%

Commerce Bancorp, Inc...................................................   3.16%

H & R Block, Inc........................................................   3.14%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------

Institutional                                -9.75%    -29.04%    -9.12%   3.84%
--------------------------------------------------------------------------------

Class A*                                    -14.40%    -32.79%   -10.26%   3.20%
--------------------------------------------------------------------------------

Class B**                                   -14.74%    -33.31%   -10.28%   2.87%
--------------------------------------------------------------------------------

Class C***                                  -11.09%    -29.76%    -9.93%   2.87%
--------------------------------------------------------------------------------

Russell 1000(R)
   Growth Index(1)                           -6.01%    -28.37%    -4.87%   6.56%
--------------------------------------------------------------------------------

Lipper Large-Cap
   Core Funds Average(1)                     -6.44%    -24.34%    -2.68%   7.08%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Quality Growth Fund
An interview with
Steven E. Folker, portfolio manager

Q. The Fund underperformed its benchmark, the S&P 500 Index, for the six-month period ended January 31, 2003. What attributed to the underperformance, and how did you manage the Fund in that environment?

We positioned the Fund in anticipation of an economic recovery. We increased exposure to the information technology sector, which had mixed results during the period. Although, technology stocks performed very well in October and November, they gave back much of those gains in December and January. The Fund also held a slight overweight position in the industrial sector as we felt those stocks had attractive valuations and seemed likely to perform better as corporate earnings improve. We also shifted the Fund's investments in the financial services industry towards shares of companies that present a favorable advantage to a better earnings environment. Unfortunately, the performance of such relatively cyclical shares in both the industrial and financial sectors did not reflect the economy's growth. The Fund was also over-weighted in consumer discretionary stocks early in the period, in hopes of taking advantage of continued strength in consumer spending. That benefited the Fund as such stocks performed well.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) The inception dates for the Institutional, Class B, Class C and Advisor Shares of the Quality Growth Fund are August 11, 1998, October 11, 2000, April 25, 1996 and October 29, 2001, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B, Class C and Advisor Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Cisco Systems, Inc......................................................   4.83%

Microsoft Corp..........................................................   4.75%

Amgen, Inc..............................................................   4.46%

Mellon Financial Corp...................................................   3.86%

Intel Corp..............................................................   3.84%

Bank of New York Co., Inc...............................................   3.78%

Lowe's Cos., Inc........................................................   3.71%

Target Corp.............................................................   3.62%

Clear Channel Communications, Inc.......................................   3.33%

Marsh & McLennan Cos., Inc..............................................   3.26%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------

Institutional                                -9.06%    -33.78%   -3.01%   6.70%
--------------------------------------------------------------------------------

Class A*                                    -13.69%    -37.23%   -4.20%   6.05%
--------------------------------------------------------------------------------

Class B**                                   -13.97%    -37.70%   -4.36%   5.60%
--------------------------------------------------------------------------------

Class C***                                  -10.43%    -34.45%   -3.83%   5.82%
--------------------------------------------------------------------------------

Advisor                                      -9.33%    -34.09%   -3.47%   6.32%
--------------------------------------------------------------------------------

S&P 500 Index(1)                             -5.26%    -23.01%   -1.32%   8.96%
--------------------------------------------------------------------------------

Lipper Large-Cap
   Core Funds Average(1)                     -6.44%    -24.34%   -2.68%   7.08%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Large Cap Core Fund
An interview with
Allan J. Meyers, portfolio manager

Q. The Fund underperformed its benchmark, the Russell 1000(R) Index, for the six-month period ended January 31, 2003. What attributed to the underperformance, and how did you manage the Fund during the period?

The Fund maintained a roughly neutral weighting across all major markets sectors but did hold a modest overweight position in healthcare stocks. Health care stocks during the six month period lived up to their reputation as defensive stocks, outperforming the overall market. The Fund benefited from investments in companies such as Pfizer, Johnson & Johnson, Merck, Amgen, Medtronis, and Stryker.++

The Fund also held a small overweight position in energy shares, which traded at attractive levels during the summer. Rising oil prices increased earnings estimates for companies such as Anadarko and Occidental Petroleum. The Fund was neutrally weighted in the technology sector, concentrating in shares of the largest and highest quality firms such as Microsoft, IBM, and Dell. Such shares performed well, but did not keep pace with the fourth quarter rally in shares of smaller and lower quality technology companies that had previously suffered dramatic declines.

The Fund maintained a neutral stake in the financial sector. Interest rates may be near or at bottom, and rising rates could hurt profits in the sector. We did not hold any REIT's (real estate investment trusts), in part because it is very difficult to evaluate the individual properties in REIT portfolios.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October 29, 2001, the quoted performance of the Large Cap Core Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. On October 29, 2001, the Fund became the Fifth Third Large Cap Core Fund (formerly named the Fifth Third Large Cap Value Fund). During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Exxon Mobil Corp........................................................   2.94%

General Electric Corp...................................................   2.74%

Microsoft Corp..........................................................   2.60%

Pfizer, Inc.............................................................   2.37%

Citigroup, Inc..........................................................   2.19%

Johnson & Johnson.......................................................   1.97%

IBM Corp................................................................   1.64%

Merck & Co., Inc........................................................   1.56%

American International Group, Inc.......................................   1.53%

Verizon Communications, Inc.............................................   1.41%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------
Institutional                                -7.30%    -24.64%   -2.90%    6.85%
--------------------------------------------------------------------------------
Class A*                                    -12.08%    -28.58%   -4.13%    6.07%
--------------------------------------------------------------------------------
Class B**                                   -12.25%    -29.09%   -4.21%    5.78%
--------------------------------------------------------------------------------
Class C***                                   -8.73%    -25.38%   -3.90%    5.78%
--------------------------------------------------------------------------------
Russell 1000(R)Index(1)                      -5.30%    -22.57%   -1.21%    8.83%
--------------------------------------------------------------------------------
Lipper Large Cap-Core
   Funds Average(1)                          -6.44%    -24.34%   -2.68%    7.08%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Equity Index Fund
An interview with
Brian Smolinski, portfolio manager

Q. The Fund's Institutional Shares performed in line with its benchmark index, the S&P 500 Index, for the six-month period ended January 31, 2003. What accounted for the outperformance, and how did you manage the Fund during the period?

The Fund seeks to mirror the performance of its index, the S&P 500. As such, the Fund is positioned neutrally to its benchmark. The top-performing sectors of the index during the six-months ended January 31, 2003 were telecommunications (+18.0%), energy (+1.8%) and information technology (+1.1%). The worst performing sectors were industrials (-11.7%) and utilities (-9.9%). Individual stocks that performed well during the period included Qwest Communications (+266.7%) and Corning (+162.5%). The portfolio's worst performing stocks during the period were Goodyear Tire (-75.6%) and HealthSouth (-67.4%).++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October 29, 2001, the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B, Class C and Advisor Shares is October 29, 2001. Prior to such date, quoted performance of Class B, Class C and Advisor Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B, Class C and Advisor Shares. On October 29, 2001, the Fund became the Fifth Third Equity Index Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Microsoft Corp..........................................................   3.21%

General Electric Corp...................................................   2.91%

Exxon Mobil Corp........................................................   2.90%

Wal-Mart Stores,Inc.....................................................   2.67%

Pfizer,Inc..............................................................   2.36%

Citigroup, Inc..........................................................   2.23%

Johnson & Johnson.......................................................   2.01%

American International Group, Inc.......................................   1.78%

IBM Corp................................................................   1.67%

Merck & Co., Inc........................................................   1.57%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------
Institutional                                -5.48%    -23.27%   -1.64%    8.39%
--------------------------------------------------------------------------------
Class A*                                    -10.33%    -27.28%   -2.90%    7.61%
--------------------------------------------------------------------------------
Class B**                                   -10.67%    -27.82%   -3.01%    7.37%
--------------------------------------------------------------------------------
Class C***                                   -6.89%    -24.03%   -2.63%    7.37%
--------------------------------------------------------------------------------
Advisor                                      -5.72%    -23.61%   -2.12%    7.92%
--------------------------------------------------------------------------------
S&P 500 Index(1)                             -5.26%    -23.01%   -1.32%    8.96%
--------------------------------------------------------------------------------
Lipper S&P 500 Index Objective
   Funds Average(1)                          -5.60%    -23.51%   -1.83%    8.56%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Balanced Fund
An interview with
John L. Cassidy III and James E. Russell, portfolio managers

Q. The Fund underperformed its benchmark indices, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index, for the six-month period ended January 31, 2003. What attributed to the underperformance, and how did you manage the Fund during the period?

The Fund's equity portion was positioned defensively. We found opportunities among traditionally defensive sectors such as health care and energy. That strategy benefited performance as these sectors performed relatively well during the period.

We reduced the Fund's consumer discretionary weightings, as we believed consumer spending would weaken during the period. We also reduced the Fund's financial services holdings due to our concern that the Fed might raise interest rates. The Fund's information technology holdings increased during the period to a modest overweight position relative to its benchmark. We focused on large-cap technology names such as IBM and Microsoft because such issues seemed like relatively safe ways to play the technology sector. That strategy did not work as well as we hoped, as a technology rally in October and November saw the biggest gains come from smaller technology firms.++

We positioned the Fund's fixed-income portion at the beginning of the period with an average maturity shorter than that of its fixed income benchmark index, the Lehman Brothers Aggregate Bond Index. With interest rates at historically low levels, we believed that rates were more likely to rise in the coming months. That strategy hurt performance as the Fed cut rates by 50 basis points to 1.25% in November. We responded to that rate cut by extending the Fund's average maturity to match our benchmark.

We held an overweight position in corporate bonds, which hurt performance early in the period as prices on such issues fell due to fears about weak corporate earnings. However, corporate bonds performed better during the latter half of the period as investors were attracted to these issues' relatively high yields and worried less about weakness among corporate balance sheets. An overweight position in mortgage-backed and asset-backed securities also benefited the Fund, as such investments offered attractive yields with strong credit quality.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) The inception dates for the Institutional, Class B, Class C and Advisor Shares are August 11, 1998, October 11, 2000, April 25, 1996 and October 29, 2001, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B, Class C and Advisor Shares.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Marsh & McLennan Cos., Inc..............................................   2.67%

American International Group, Inc.......................................   2.27%

Merck & Co., Inc........................................................   2.23%

Microsoft Corp..........................................................   2.16%

Emerson Electric Corp...................................................   2.07%

Amgen, Inc..............................................................   2.06%

IBM Corp................................................................   2.05%

Zebra Technologies Corp.................................................   1.98%

Avery Dennison Corp.....................................................   1.97%

Mellon Financial Corp...................................................   1.93%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------

Institutional                                -2.58%    -18.11%    0.50%    6.54%
--------------------------------------------------------------------------------
Class A*                                     -7.61%    -22.42%   -0.75%    5.87%
--------------------------------------------------------------------------------
Class B**                                    -7.95%    -22.98%   -0.90%    5.43%
--------------------------------------------------------------------------------
Class C***                                   -4.01%    -18.91%   -0.34%    5.62%
--------------------------------------------------------------------------------
Advisor                                      -2.76%    -18.46%   -0.14%    5.94%
--------------------------------------------------------------------------------
S&P 500 Index(1)                             -5.26%    -23.01%   -1.32%    8.96%
--------------------------------------------------------------------------------
Lehman Brothers
   Aggregate Bond Index(1)                    5.05%      9.46%    7.29%    7.32%
--------------------------------------------------------------------------------
Lipper Balanced
   Funds Average(1)                          -1.97%    -12.15%    0.92%    6.87%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

*** Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Micro Cap Value Fund+
An interview with
Denis J. Amato, portfolio manager

Q. The Fund outperformed its benchmark index, the Russell 2000(R) Value Index, for the six-month period ended January 31, 2003. How did you manage the Fund to achieve this performance during the period?

The Fund looks for undervalued stocks with market capitalizations of $300 million or less that are market leaders, have innovative products and pricing power, and have the potential to deliver strong returns. We also seek out companies that have an opportunity to participate in economic trends or benefit from mergers or restructurings.

We focused on undervalued shares of companies with clean balance sheets and strong financials. These characteristics are especially important for micro-caps to possess during weak economic environments, because such companies often cannot easily raise cash in the capital markets. We found opportunities in beaten-down shares of technology and health care firms. Holdings that performed well included Allen Telecom, a telecommunications company, and Perceptron, a capital-equipment firm that serves the auto industry. The Fund also benefited from its investments in Rawlings and Royal Appliance, both of which received buyout offers during the period.++

----------
+ Micro capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company

++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to August 13, 2001, the quoted performance of the Micro Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Aggressive Value Fund Institutional Shares with an inception date of February 1, 1998. The inception date for Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A, Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class A, Class B and Class C Shares. For the period prior to August 13, 2001, the quoted performance of the Micro Cap Value Fund Advisor Shares reflects the performance of the Fifth Third Maxus Aggressive Value Fund Investor Shares with an inception date of February 1, 1998. On August 13, 2001, the Fund became the Fifth Third Micro Cap Value Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Symmetricom, Inc........................................................   2.81%

Comstock Resources, Inc.................................................   2.70%

ActivCard S.A...........................................................   2.04%

BKF Capital Group.......................................................   1.86%

KVH Industries, Inc.....................................................   1.84%

Sonicwall, Inc..........................................................   1.80%

Strategic Distribution, Inc.............................................   1.79%

Bombay Co., Inc.........................................................   1.77%

Cobra Electronics Corp..................................................   1.66%

Steinway Musical Instruments, Inc.......................................   1.63%

Average Annual Total Returns(2)

                                    Inception       Six                  Since
                                      Date       Month++++    1 Year   Inception
                                    ---------   -----------   ------   ---------

Institutional                         2/1/98        4.00%      -5.03%    7.79%
--------------------------------------------------------------------------------
Class A*                              2/1/98       -1.32%      -9.98%    6.61%
--------------------------------------------------------------------------------
Class B**                             2/1/98       -1.63%     -10.70%    6.69%
--------------------------------------------------------------------------------
Class C***                            2/1/98        2.37%      -6.04%    7.28%
--------------------------------------------------------------------------------
Advisor                               2/1/98        3.71%      -5.56%    7.41%
--------------------------------------------------------------------------------
Russell 2000(R)
Value Index(1)                                     -5.74%     -15.05%    2.50%
--------------------------------------------------------------------------------
Lipper Small-Cap
Value Funds Average(1)                             -5.31%     -13.95%    3.02%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Multi Cap Value Fund
An interview with
Denis J. Amato, portfolio manager

Q. The Fund's Institutional Shares outperformed its benchmark, the Russell 3000(R) Value Index, for the six-month period ended January 31, 2003. What accounted for the outperformance, and how did you manage the Fund during the period?

Falling stock prices created attractively valued shares of strong companies across the entire market-capitalization spectrum, and we were able to find opportunities among small-cap, mid-cap, and large-cap stocks. We favored firms with strong balance sheets, because those firms are better able to withstand the weak economy. In particular, we found attractively valued shares of technology firms: Two of the Fund's top-performing holdings during the period were American Power Conversion and Hewlett-Packard.

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to August 13, 2001, the quoted performance of the Multi Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. Prior to April 1, 1999, the quoted performance reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares with an inception date of September 30, 1989. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Advisor Shares and is adjusted for maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the Multi Cap Value Fund Advisor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Prior to August 13, 2001, the quoted performance of the Multi Cap Value Fund Advisor Shares reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares with an inception date of September 30, 1989. On August 13, 2001, the Fund became the Fifth Third Multi Cap Value Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Liberty Media Corp......................................................   2.72%

John Hancock Bank & Thrift..............................................   2.44%

Harris Corp.............................................................   2.33%

Borg Warner, Inc........................................................   2.20%

Charles Schwab Corp.....................................................   2.10%

Hewlett-Packard Co......................................................   2.08%

American Express Co.....................................................   1.99%

Comcast Corp............................................................   1.99%

Diebold, Inc............................................................   1.96%

Pfizer, Inc.............................................................   1.93%

Average Annual Total Returns(2)

                                           Six
                                        Month++++      1 Year   5 Year   10 Year
                                       -----------    -------   ------   -------

Institutional                             -1.26%      -17.36%    2.30%    9.79%
--------------------------------------------------------------------------------
Class A*                                  -6.39%      -21.71%    1.02%    9.10%
--------------------------------------------------------------------------------
Class B**                                 -6.76%      -22.30%    1.56%    9.56%
--------------------------------------------------------------------------------
Class C***                                -2.83%      -18.22%    1.88%    9.57%
--------------------------------------------------------------------------------
Advisor                                   -1.58%      -17.79%    2.00%    9.63%
--------------------------------------------------------------------------------
Russell 3000(R)
Value Index(1)                            -4.65%      -16.74%   -0.99%   10.13%
--------------------------------------------------------------------------------
Lipper Multi-Cap Value
Funds Average(1)                          -5.11%      -19.01%    0.87%    9.13%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Disciplined Large Cap Value Fund
An interview with
James Kirk, portfolio manager

Q. The Fund underperformed its benchmark index, the Russell 1000 Value Index, for the six-month period ended January 31, 2003. What contributed to the underperformance, and how did you position the Fund during the period?

The Fund's biggest overweight sector allocation relative to its benchmark was in the healthcare sector. The Fund also held moderately overweight positions in energy, industrials, information technology, and materials. The overweight in information technology helped performance, while the overweight in industrials hurt.++

The Fund's most underweight allocation was in financial services, with a moderate underweight in telecommunications and consumer staples. The underweight in telecommunications stocks hurt performance, as did the underweight in financials. Meanwhile, the decision to underweight consumer staples helped performance.++

Our stock selection was strong in materials and telecommunications and less successful in consumer discretionary, utilities and consumer staples over the period.

We reduced the Fund's positions in a number of smaller-capitalization stocks, including Pall Corp, American Power Conversion, Bob Evans Farms, Outback Steakhouse, and RPM. After several years of superior performance, small-cap stocks are no longer the bargains they once were relative to large-cap stocks.++

We steadily added to the Fund's stake in financials, which included many stocks selling at attractive prices. The Fund's purchases in that sector included FleetBoston Financial, SunTrust, Equity Office Properties, and Hartford Financial Services. Even so, our weighting in financial stocks remains well below the financial stocks' weighting in our benchmark.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to January 31, 2003, and prior to the Disciplined Large Cap Value Fund's commencement of operations on July 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The inception dates for the Institutional, Class B and Class C Shares of the Disciplined Large Cap Value Fund are, August 11, 1998, October 11, 2000 and January 27, 1997, respectively. Prior to such dates, quoted performance reflects performance of Class A Shares and is adjusted to reflect expenses and applicable sales charges of Class B and Class C Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

ConocoPhillips..........................................................   4.49%

Verizon Communications, Inc.............................................   4.01%

Caterpillar, Inc........................................................   3.96%

International Paper Co..................................................   3.35%

FleetBoston Financial Corp..............................................   3.32%

CVS Corp................................................................   3.14%

Honeywell International, Inc............................................   3.13%

J.P. Morgan Chase & Co..................................................   3.07%

SunTrust Banks, Inc.....................................................   3.05%

Schlumberger Ltd........................................................   2.95%

Average Annual Total Returns(2)

                                            Six
                                         Month++++    1 Year   5 Year   10 Year
                                        -----------   -------   ------   -------

Institutional                              -6.71%     -16.60%   -1.80%     7.08%
--------------------------------------------------------------------------------
Class A*                                  -11.48%     -20.95%   -3.05%     6.40%
--------------------------------------------------------------------------------
Class B**                                 -11.66%     -21.43%   -2.96%     6.09%
--------------------------------------------------------------------------------
Class C***                                 -8.09%     -17.43%   -2.66%     6.13%
--------------------------------------------------------------------------------
Russell 1000(R)
Value Index(1)                             -4.56%     -16.93%    0.95%    10.22%
--------------------------------------------------------------------------------
Lipper Equity Income
Funds Average(1)                           -5.62%     -17.76%   -0.55%     7.90%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel Aggressive Fund(SM)
An interview with
John Augustine, portfolio manager

Q. How did you manage the Funds during the period?

Economic indicators showed moderate increases in corporate profits and economic activity, however stocks during the period suffered primarily due to geopolitical concerns. The fixed-income markets performed well as investors put a premium on investments near the safer end of the risk spectrum.

The Fund was overweight in equity by roughly five percentage points because we saw improvements in the economy and began to anticipate and economic recovery.

Additionally, we believed that low interest rates and low inflation would help support corporate earnings and lead to gains in the stock market.++

Our strategy of diversifying among equity styles helped performance. Though growth on a relative basis outperformed value, we maintained a relatively neutral stance with respect to market cap bias and growth versus value. We held a mix of defensive and growth-oriented stocks. The Funds maintained a neutral weighting in the financial sector, which had very low valuations and held up well in 2002 because it was conservative and offered high dividend yields. Those yields looked increasingly attractive as bond yields declined. The Funds also held stocks with moderate growth potential such as industrials, which increase production as the economy improves. That helped more in the fourth quarter of 2002, as there was good news about corporate profits and moderate-to-good news about the economy. We also found attractive opportunities in the technology sector, which offered relatively low valuations even as corporate spending on technology equipment increased. High valuations among consumer staples stocks kept us from over-weighting that sector.

Bonds helped the Funds' performances during the period because we kept durations neutral. We emphasized corporate and mortgage-backed bonds, which did well on a relative basis as the gap narrowed between corporate and Treasury yields. The Lehman Brothers Intermediate Government/Credit Bond Index was up 5.05% during the period, but the Lehman Credit Bond Index was up 7.48% during the period as investors looked for yield in the mortgage and corporate sectors. We under-weighted Treasuries because the new issuance this year to fund the deficit put pressure on that sector.

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments ++

Fund Holdings

[THE TABLE WAS PRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Fifth Third Disciplined Large Cap Value Fund                              26.85%
Fifth Third Intermediate Bond Fund                                         0.98%
Fifth Third International GDP Fund                                         8.00%
Fifth Third Micro Cap Value Fund                                           6.97%
Fifth Third Mid Cap Growth Fund                                           10.87%
Fifth Third Multi Cap Value Fund                                          10.89%
Fifth Third Quality Growth Fund                                           26.15%
Fifth Third Short Term Bond Fund                                           0.98%
Fifth Third Small Cap Growth Fund                                          6.97%
Fifth Third Prime Money Market Fund                                        1.34%

Aggregate Total Returns

                                                         Inception     Since
                                                           Date      Inception
                                                         ---------   ---------

Institutional                                              8/1/02       -5.03%
------------------------------------------------------------------------------

Class A*                                                   8/1/02       -9.94%
------------------------------------------------------------------------------

Class B**                                                  8/1/02      -10.28%
------------------------------------------------------------------------------

Class C***                                                 8/1/02       -6.43%
------------------------------------------------------------------------------

Wilshire 5000 Index(1)                                                  -4.89%
------------------------------------------------------------------------------

MSCI EAFE Index(1)                                                      -9.07%
------------------------------------------------------------------------------

Lehman Brothers Intermediate Government/
Credit Bond Index(1)                                                     5.04%
------------------------------------------------------------------------------

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel Moderately Aggressive Fund(SM)
An interview with
John Augustine, portfolio manager

Q. How did you manage the Funds during the period?

Economic indicators showed moderate increases in corporate profits and economic activity, however stocks during the period suffered primarily due to geopolitical concerns. The fixed-income markets performed well as investors put a premium on investments near the safer end of the risk spectrum.

The Fund was overweight in equity by roughly five percentage points because we saw improvements in the economy and began to anticipate and economic recovery.

Additionally, we believed that low interest rates and low inflation would help support corporate earnings and lead to gains in the stock market.++

Our strategy of diversifying among equity styles helped performance. Though growth on a relative basis outperformed value, we maintained a relatively neutral stance with respect to market cap bias and growth versus value. We held a mix of defensive and growth-oriented stocks. The Funds maintained a neutral weighting in the financial sector, which had very low valuations and held up well in 2002 because it was conservative and offered high dividend yields. Those yields looked increasingly attractive as bond yields declined. The Funds also held stocks with moderate growth potential such as industrials, which increase production as the economy improves. That helped more in the fourth quarter of 2002, as there was good news about corporate profits and moderate-to-good news about the economy. We also found attractive opportunities in the technology sector, which offered relatively low valuations even as corporate spending on technology equipment increased. High valuations among consumer staples stocks kept us from over-weighting that sector.

Bonds helped the Funds' performances during the period because we kept durations neutral. We emphasized corporate and mortgage-backed bonds, which did well on a relative basis as the gap narrowed between corporate and Treasury yields. The Lehman Brothers Intermediate Government/Credit Bond Index was up 5.05% during the period, but the Lehman Credit Bond Index was up 7.48% during the period as investors looked for yield in the mortgage and corporate sectors. We under-weighted Treasuries because the new issuance this year to fund the deficit put pressure on that sector.

----------
++   Portfolio composition is subject to change.

(1)  Please refer to the Glossary of Terms for additional information.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings

[THE TABLE WAS PRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Fifth Third Bond Fund                                                      3.91%
Fifth Third Disciplined Large Cap Value Fund                              20.54%
Fifth Third Intermediate Bond Fund                                        10.74%
Fifth Third International GDP Fund                                         5.91%
Fifth Third Micro Cap Value Fund                                           4.90%
Fifth Third Mid Cap Growth Fund                                            8.74%
Fifth Third Multi Cap Value Fund                                           8.75%
Fifth Third Quality Growth Fund                                           20.39%
Fifth Third Short Term Bond Fund                                           8.30%
Fifth Third Small Cap Growth Fund                                          4.90%
Fifth Third Prime Money Market Fund                                        2.92%

Aggregate Total Returns

                                                         Inception     Since
                                                           Date      Inception
                                                         ---------   ---------

Institutional                                              8/1/02        1.20%
------------------------------------------------------------------------------

Class A*                                                   8/1/02       -4.05%
------------------------------------------------------------------------------

Class B**                                                  8/1/02       -4.43%
------------------------------------------------------------------------------

Class C***                                                 8/1/02       -0.39%
------------------------------------------------------------------------------

Wilshire 5000 Index(1)                                                  -4.89%
------------------------------------------------------------------------------

MSCI EAFE Index(1)                                                      -9.07%
------------------------------------------------------------------------------

Lehman Brothers Intermediate Government/
Credit Bond Index(1)                                                     5.04%
------------------------------------------------------------------------------

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel Moderate Fund(SM)
An interview with
John Augustine, portfolio manager

Q. How did you manage the Funds during the period?

Economic indicators showed moderate increases in corporate profits and economic activity, however stocks during the period suffered primarily due to geopolitical concerns. The fixed-income markets performed well as investors put a premium on investments near the safer end of the risk spectrum.

The Fund was overweight in equity by roughly five percentage points because we saw improvements in the economy and began to anticipate and economic recovery.

Additionally, we believed that low interest rates and low inflation would help support corporate earnings and lead to gains in the stock market. ++

Our strategy of diversifying among equity styles helped performance. Though growth on a relative basis outperformed value, we maintained a relatively neutral stance with respect to market cap bias and growth versus value. We held a mix of defensive and growth-oriented stocks. The Funds maintained a neutral weighting in the financial sector, which had very low valuations and held up well in 2002 because it was conservative and offered high dividend yields. Those yields looked increasingly attractive as bond yields declined. The Funds also held stocks with moderate growth potential such as industrials, which increase production as the economy improves. That helped more in the fourth quarter of 2002, as there was good news about corporate profits and moderate-to-good news about the economy. We also found attractive opportunities in the technology sector, which offered relatively low valuations even as corporate spending on technology equipment increased. High valuations among consumer staples stocks kept us from over-weighting that sector.

Bonds helped the Funds' performances during the period because we kept durations neutral. We emphasized corporate and mortgage-backed bonds, which did well on a relative basis as the gap narrowed between corporate and Treasury yields. The Lehman Brothers Intermediate Government/Credit Bond Index was up 5.05% during the period, but the Lehman Credit Bond Index was up 7.48% during the period as investors looked for yield in the mortgage and corporate sectors. We under-weighted Treasuries because the new issuance this year to fund the deficit put pressure on that sector.

----------
++  Portfolio composition is subject to change.

(1)  Please refer to the Glossary of Terms for additional information.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings

[THE TABLE WAS PRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Fifth Third Bond Fund                                                      6.32%
Fifth Third Disciplined Large Cap Value Fund                              13.55%
Fifth Third Intermediate Bond Fund                                        18.94%
Fifth Third International GDP Fund                                         3.64%
Fifth Third Micro Cap Value Fund                                           3.62%
Fifth Third Mid Cap Growth Fund                                            6.28%
Fifth Third Multi Cap Value Fund                                           6.29%
Fifth Third Quality Growth Fund                                           13.45%
Fifth Third Short Term Bond Fund                                          13.99%
Fifth Third Small Cap Growth Fund                                          3.62%
Fifth Third Prime Money Market Fund                                       10.30%

Aggregate Total Returns

                                                         Inception     Since
                                                           Date      Inception
                                                         ---------   ---------

Institutional                                              8/1/02       -0.77%
------------------------------------------------------------------------------

Class A*                                                   8/1/02       -5.82%
------------------------------------------------------------------------------

Class B**                                                  8/1/02       -6.11%
------------------------------------------------------------------------------

Class C***                                                 8/1/02       -2.19%
------------------------------------------------------------------------------

Wilshire 5000 Index(1)                                                  -4.89%
------------------------------------------------------------------------------

MSCI EAFE Index(1)                                                      -9.07%
------------------------------------------------------------------------------

Lehman Brothers Intermediate Government/
Credit Bond Index(1)                                                     5.04%
------------------------------------------------------------------------------

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***   Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel Moderately Conservative Fund(SM)
An interview with
John Augustine, portfolio manager

Q. How did you manage the Funds during the period?

Economic indicators showed moderate increases in corporate profits and economic activity, however stocks during the period suffered primarily due to geopolitical concerns. The fixed-income markets performed well as investors put a premium on investments near the safer end of the risk spectrum.

The Fund was overweight in equity by roughly five percentage points because we saw improvements in the economy and began to anticipate and economic recovery.

Additionally, we believed that low interest rates and low inflation would help support corporate earnings and lead to gains in the stock market.++

Our strategy of diversifying among equity styles helped performance. Though growth on a relative basis outperformed value, we maintained a relatively neutral stance with respect to market cap bias and growth versus value. We held a mix of defensive and growth-oriented stocks. The Funds maintained a neutral weighting in the financial sector, which had very low valuations and held up well in 2002 because it was conservative and offered high dividend yields. Those yields looked increasingly attractive as bond yields declined. The Funds also held stocks with moderate growth potential such as industrials, which increase production as the economy improves. That helped more in the fourth quarter of 2002, as there was good news about corporate profits and moderate-to-good news about the economy. We also found attractive opportunities in the technology sector, which offered relatively low valuations even as corporate spending on technology equipment increased. High valuations among consumer staples stocks kept us from over-weighting that sector.

Bonds helped the Funds' performances during the period because we kept durations neutral. We emphasized corporate and mortgage-backed bonds, which did well on a relative basis as the gap narrowed between corporate and Treasury yields. The Lehman Brothers Intermediate Government/Credit Bond Index was up 5.05% during the period, but the Lehman Credit Bond Index was up 7.48% during the period as investors looked for yield in the mortgage and corporate sectors. We under-weighted Treasuries because the new issuance this year to fund the deficit put pressure on that sector.

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Fifth Third Bond Fund                                                      8.57%
Fifth Third Disciplined Large Cap Value Fund                              12.37%
Fifth Third Intermediate Bond Fund                                        24.71%
Fifth Third International GDP Fund                                         3.83%
Fifth Third Micro Cap Value Fund                                           2.86%
Fifth Third Mid Cap Growth Fund                                            4.73%
Fifth Third Multi Cap Value Fund                                           4.73%
Fifth Third Quality Growth Fund                                           12.76%
Fifth Third Short Term Bond Fund                                          17.12%
Fifth Third Small Cap Growth Fund                                          2.86%
Fifth Third Prime Money Market Fund                                        5.46%

Aggregate Total Returns

                                                           Inception     Since
                                                              Date     Inception
                                                           ---------   ---------

Institutional                                                8/1/02       1.42%
--------------------------------------------------------------------------------

Class A*                                                     8/1/02      -6.62%
--------------------------------------------------------------------------------

Class B**                                                    8/1/02      -6.82%
--------------------------------------------------------------------------------

Class C***                                                   8/1/02      -2.92%
--------------------------------------------------------------------------------

Wilshire 5000 Index(1)                                                   -4.89%
--------------------------------------------------------------------------------

MSCI EAFE Index(1)                                                       -9.07%
--------------------------------------------------------------------------------

Lehman Brothers Intermediate Government/
   Credit Bond Index(1)                                                   5.04%
--------------------------------------------------------------------------------

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel Conservative Fund(SM)
An interview with
John Augustine, portfolio manager

Q. How did you manage the Funds during the period?

Economic indicators showed moderate increases in corporate profits and economic activity, however stocks during the period suffered primarily due to geopolitical concerns. The fixed-income markets performed well as investors put a premium on investments near the safer end of the risk spectrum.

The Fund was overweight in equity by roughly five percentage points because we saw improvements in the economy and began to anticipate and economic recovery.

Additionally, we believed that low interest rates and low inflation would help support corporate earnings and lead to gains in the stock market.++

Our strategy of diversifying among equity styles helped performance. Though growth on a relative basis outperformed value, we maintained a relatively neutral stance with respect to market cap bias and growth versus value. We held a mix of defensive and growth-oriented stocks. The Funds maintained a neutral weighting in the financial sector, which had very low valuations and held up well in 2002 because it was conservative and offered high dividend yields. Those yields looked increasingly attractive as bond yields declined. The Funds also held stocks with moderate growth potential such as industrials, which increase production as the economy improves. That helped more in the fourth quarter of 2002, as there was good news about corporate profits and moderate-to-good news about the economy. We also found attractive opportunities in the technology sector, which offered relatively low valuations even as corporate spending on technology equipment increased. High valuations among consumer staples stocks kept us from over-weighting that sector.

Bonds helped the Funds' performances during the period because we kept durations neutral. We emphasized corporate and mortgage-backed bonds, which did well on a relative basis as the gap narrowed between corporate and Treasury yields. The Lehman Brothers Intermediate Government/Credit Index was up 5.05% during the period, but the Lehman Credit Bond Index was up 7.48% during the period as investors looked for yield in the mortgage and corporate sectors. We under-weighted Treasuries because the new issuance this year to fund the deficit put pressure on that sector.

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Fifth Third Bond Fund                                                     10.97%
Fifth Third Disciplined Large Cap Value Fund                               5.48%
Fifth Third Intermediate Bond Fund                                        32.84%
Fifth Third International GDP Fund                                         1.84%
Fifth Third Micro Cap Value Fund                                           2.75%
Fifth Third Mid Cap Growth Fund                                            2.72%
Fifth Third Multi Cap Value Fund                                           2.72%
Fifth Third Quality Growth Fund                                            5.90%
Fifth Third Short Term Bond Fund                                          22.82%
Fifth Third Small Cap Growth Fund                                          2.75%
Fifth Third Prime Money Market Fund                                        9.21%

Aggregate Total Returns

                                                           Inception     Since
                                                              Date     Inception
                                                           ---------   ---------

Institutional                                                8/1/02       1.92%
--------------------------------------------------------------------------------

Class A*                                                     8/1/02      -3.36%
--------------------------------------------------------------------------------

Class B**                                                    8/1/02      -3.57%
--------------------------------------------------------------------------------

Class C***                                                   8/1/02       0.40%
--------------------------------------------------------------------------------

Wilshire 5000 Index(1)                                                   -4.89%
--------------------------------------------------------------------------------

MSCI EAFE Index(1)                                                       -9.07%
--------------------------------------------------------------------------------

Lehman Brothers Intermediate Government/
   Credit Bond Index(1)                                                   5.04%
--------------------------------------------------------------------------------

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Strategic Income Fund
An interview with
John Schmitz, portfolio manager

Q. The Fund underperformed its benchmark, the Lehman Brothers Intermediate Credit Bond Index, for the six-month period ended January 31, 2003. What attributed to the underperformance, and how did you manage the Fund during the period?

The Fund's interest-bearing assets performed well. The economy remained weak and nervous equity investors favored the relative stability of bonds, preferred stocks and other dividend-paying securities. President's Bush's proposed elimination of dividend taxes also benefited the Fund's performance.

We increased the average credit quality of the Fund's portfolio during the period to A2 in order to achieve our goal of providing investors with stable and dependable income. We favored high-quality closed-end bond funds and preferred stocks due to their attractive yields and relative stability. We also invested in shares of high quality, growth-oriented companies that have delivered consistent earnings and dividend growth. We remained cautious on securities with credit ratings below investment grade. The extra yield available on such lower-rated issues generally was not sufficient to compensate for the additional risk in the uncertain economic environment.++

Q. In what types of securities does the Fund invest?

The Fund invests primarily in hybrid securities, including fixed-income closed-end funds and convertible securities and preferred stocks. These investments combine elements of equities and fixed-income investments:
Fixed-income closed-end funds are bond portfolios that trade like stocks, while convertibles are debt instruments that are influenced by changes in stock prices. The Fund also occasionally invests in Treasury securities for short-term purposes. We also invested in dividend-paying common stocks during the period.

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October 22, 2001, the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Institutional Shares with an inception date of September 1, 1998. Prior to September 1, 1998 the quoted performance reflects the performance for Advisor Shares. Class C Shares were initially offered on October 29, 2001. The performance figures for Class C Shares for periods prior to such date represent the performance for Advisor Shares and is adjusted to reflect expenses and applicable sales charges for Class C Shares. Prior to October 22, 2001, the quoted performance for Advisor Shares reflects the performance of the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985. On October 22, 2001, that Fund became the Fifth Third Strategic Income Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bond Equivalents                                                30.52%
Investment Companies                                                      23.10%
Common Stocks                                                             13.66%
Preferred Stocks                                                          12.68%
Money Markets                                                              7.22%
Convertible Preferred Stock                                                5.35%
Corporate Bonds                                                            4.55%
U.S. Treasury Obligations                                                  2.92%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------

Institutional                                5.01%      7.20%    6.62%    7.24%
--------------------------------------------------------------------------------

Class C*                                     3.50%      6.12%    6.11%    6.99%
--------------------------------------------------------------------------------

Advisor                                      4.74%      6.87%    6.32%    7.09%
--------------------------------------------------------------------------------

Lehman Brothers Intermediate
   Credit Bond Index(1)                      6.87%      9.75%    7.27%    7.39%
--------------------------------------------------------------------------------

Lipper Flexible Income
   Funds Average(1)                          2.73%      5.88%    2.64%    4.87%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Technology Fund
An interview with
Sunil Reddy, portfolio manager

Q. The Fund outperformed its benchmark index, the Merrill Lynch 100 Technology Index, for the six-month period ended January 31, 2003. To what do you attribute the outperformance, and how did you position the Fund during the period?

The period was driven by continued uncertainty over corporate technology spending. Those worries reflected factors such as economic uncertainty and poor corporate governance at major U.S companies. The Fund as always held a portfolio diversified among various sub-sectors including semiconductors, software and communication equipment. Prospects for technology seemed to improve later in the period, and we shifted some assets to shares of companies that would benefit most from a recovery.

Performance was helped significantly by overweighting semiconductor and telecommunications equipment manufactures. Semiconductors performed very well in the beginning of the period although some of the gains had dissipated by year-end. By contrast, the software industry showed signs of strength later in the period. The Fund has attempted to focus companies whose products have high barriers to entry and who have proven to have sustainable competitive advantage. The Fund held an overweight position in BEA Systems and Mercury Interactive, both high-quality software companies.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) The inception date for the Institutional, Class A and Class C Shares of the Technology Fund is June 5, 2000. The inception date for Class B and Advisor Shares is October 11, 2000 and October 29, 2001, respectively. The quoted performance prior to the inception of Class B and Advisor Shares is based on the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Advisor Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Agere Systems Inc.......................................................   9.98%

BEA Systems, Inc........................................................   7.37%

Mercury Interactive Corp................................................   4.84%

EMC Corp................................................................   4.50%

Lucent Technologies, Inc................................................   3.81%

Network Appliance, Inc..................................................   3.79%

Netscreen Technologies, Inc.............................................   3.45%

LSI Logic Corp..........................................................   3.44%

Kopin Corp..............................................................   3.26%

Nortel Networks Corp....................................................   3.23%

Average Annual Total Returns(2)

                                     Inception      Six                  Since
                                        Date     Month++++    1 Year   Inception
                                     ---------   ---------   -------   ---------

Institutional                          6/5/00       9.91%    -37.50%    -35.81%
--------------------------------------------------------------------------------

Class A*                               6/5/00       4.30%    -40.76%    -37.19%
--------------------------------------------------------------------------------

Class B**                              6/5/00       4.37%    -41.24%    -37.19%
--------------------------------------------------------------------------------

Class C***                             6/5/00       8.21%    -38.16%    -36.49%
--------------------------------------------------------------------------------

Advisor                                6/5/00       9.44%    -37.96%    -36.14%
--------------------------------------------------------------------------------

Merrill Lynch 100
   Technology Index(1)                             -0.05%    -42.05%    -39.54%
--------------------------------------------------------------------------------

Lipper Science & Technology
   Funds Average(1)                                -3.12%    -41.96%    -38.83%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Worldwide Fund+
An interview with
Alan Miller, portfolio manager

Q. The Fund underperformed its benchmark, the MSCI World Index, for the six-month period ended January 31, 2003. What attributed to the underperformance, and how did you manage the Fund during the period?

We maintained a well-diversified portfolio of funds that offered exposure to domestic and international markets, growth and value, and small-, mid- and large-company stocks. However, we continued to be opportunistic and take advantage of changing market conditions. For example, we increased the portfolio's exposure to the technology sector when technology and telecommunications stocks rallied in October and November. That strategy benefited the Fund initially, but dampened returns when those shares underperformed later in the period.++

The Fund benefited from its position in small-cap value funds such as Berger Mid Cap Value, Delafield, and Liberty Acorn USA. We also benefited by holding a portion of the portfolio in cash and investing in two bear market funds, Rydex Tempest 500 and Rydex Venture 100. These Funds are designed to perform well when stock prices fall. The Fund's international holdings performed poorly, reflecting overall weakness in global markets. We reduced the Fund's exposure to the Matthew's Korea Fund due to the political environment in North Korea.++

Q. What is your outlook for global stock markets during the coming months?

It will be difficult for stock prices to move higher until the current uncertainty regarding Iraq is resolved and investors re-enter the market. Rising energy costs could hurt consumers' purchasing power and corporate profits, reducing the pace of the economic recovery. However, we remain encouraged by a number of positive factors at work in the economy and market, such as significant fiscal and monetary stimulus, low interest rates and continued strong refinancing by homeowners. As geopolitical concerns are resolved, investors should once again start focusing on these positive developments.

We will maintain the Funds' diversified portfolio while looking to take advantage of opportunities that come about from market volatility and changing conditions. If the markets appear to be deeply oversold, we will increase the Fund's exposure to equities as momentum slows, we will reduce that exposure. We will also look to be opportunistic with commodities-based funds that invest in energy and energy services, which should benefit due to rising energy prices.

----------
+ International investing involves increased risk and volatility.

++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to August 13, 2001, the quoted performance for the Fifth Third Worldwide Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Laureate Fund Institutional Shares with an inception date of February 1, 1998. Prior to February 1, 1998, the quoted performance reflects the performance for Advisor. Class C Shares were initially offered on October 29, 2001. The performance figures for Class C Shares for periods prior to such date represent the performance for Advisor Shares and is adjusted to reflect expenses and applicable sales charges for Class C Shares. Prior to August 13, 2001, the quoted performance for Advisor Shares reflects the performance of the Fifth Third/Maxus Laureate Fund Investor Shares with an inception date of April 30, 1993. On August 13, 2001, that Fund became the Fifth Third Worldwide Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

Rydex Dynamic Venture 100 Fund..........................................   7.19%

Rydex Precious Metals...................................................   6.00%

Mutual Series European Fund.............................................   5.65%

PBHG Clipper Focus Fund.................................................   4.40%

Third Ave Small Cap Value Fund..........................................   4.36%

Rydex Tempest 500 Fund..................................................   3.94%

Warburg Pincus JP Growth Fund...........................................   3.43%

Wasatch Small Cap Fund..................................................   3.40%

Red Oak Technology Select Fund..........................................   3.08%

Longleaf Partners International Fund....................................   3.01%

Average Annual Total Returns(2)

                            Inception      Six                           Since
                               Date     Month++++   1 Year    5 Year   Inception
                            ---------   ---------   -------   ------   ---------

Institutional                4/30/93      -8.29%    -21.45%    3.73%     6.80%
--------------------------------------------------------------------------------

Class C*                     4/30/93      -9.76%    -22.24%    3.09%     6.41%
--------------------------------------------------------------------------------

Advisor                      4/30/93      -8.52%    -21.84%    3.27%     6.50%
--------------------------------------------------------------------------------

MSCI World Index(1)                       -6.97%    -19.89%   -3.26%     5.13%
--------------------------------------------------------------------------------

Lipper Global
   Funds Average(1)                       -6.83%    -19.50%   -1.79%     5.28%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

International Equity Fund+
An interview with
Ann Thivierge, portfolio manager

Q. The Fund's Institutional Shares slightly underperformed its benchmark, the MSCI EAFE Index, for the six-month period ended January 31, 2003. How did you position the Fund during the period?

Foreign markets were extremely choppy during the period leading us to position the Fund defensively in that environment.

We held an underweight position relative to the Fund's benchmark in Europe. That strategy hurt the Fund's performance as Europe outperformed the MSCI EAFE Index--despite weak corporate earnings and stock market fundamentals in Europe.

The Fund's overweight position in the U.K. also hurt performance. The U.K. fell 10.4% during the period and lagged the European market due to concerns over an economic slowdown and a potential housing bubble in the region. In addition, our underweight position in Australia relative to the benchmark hurt performance. Australia and New Zealand were the two best performers during the period. These markets were driven by healthy consumer spending and strong commodity pricing.

The Fund benefited from its cash holdings as most stock markets posted negative returns during the period. Our underweight to Japan helped performance. Japan fell 14.5% during the period as investors lost faith in the depth of the government's fiscal reforms and feared another recession.++

Among stock market sectors, Fund performance was aided by overweight positions in consumer staples and utility stocks. Such stocks offered high dividend yields and solid earnings. Strong pricing on commodities such as crude oil led us to overweight energy stocks relative to the benchmark. These positions helped performance.

The portfolio's underweight positions in information technology and telecommunications stocks also benefited performance. Technology stocks' valuations remained too high, and a lack of demand hurt earnings in that sector. Weak balance sheets and high valuations also prompted a sell-off in telecommunications stocks.

Q. What is your outlook for global stock markets during the coming months?

We expect to see low nominal GDP(1) growth during 2003. Global corporate and consumer balance sheets remain over-extended, which should continue to keep demand slow and pricing power low. In this environment, we want to own shares of cash-generative, price-setting firms in areas such as pharmaceutical, consumer staples, and basic utility companies.

We will remain under-weighted in the technology sector, which we still find expensive on a valuation basis. We will also closely monitor the financial services sector, which includes banks, insurance firms, and diversified financial companies. Such firms could benefit from government attempts to stimulate global economies.

We are defensively positioned within the Europe region. European earnings forecasts are still weak, and fundamentals for the coming year are less than compelling. Consumer and corporate confidence indicators remain at low levels. In the consumer sector, fiscal pressure will probably result in higher taxes and lower social benefits.

Japan's market is highly ranked on valuations, earnings, and technical indicators. Those signs suggest that there is little downside for the Japanese stock market--but a catalyst to stir market rebound is so far absent.

We expect commodity prices--notably crude oil and gold--to move sharply higher through the end of the year. That said, we would wait to assess the strength of the global economic recovery before making a change in the Fund's commodity investments. We will position the Fund more aggressively and reduce cash holdings when it becomes clear that an economic recovery is sustainable.

----------
+ International investing involves increased risk and volatility.

++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) Class A Shares were initially offered on August 18, 1994. Class B and Class C Shares were initially offered on October 11, 2000 and April 25, 1996, respectively. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Institutional Shares were initially offered on October 9, 1998. The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

BP Amoco PLC............................................................   3.41%

Glaxosmithkline PLC.....................................................   2.93%

Royal Dutch Petroleum...................................................   2.34%

Vodaphone Airtouch PLC..................................................   2.20%

Nestle..................................................................   1.76%

HSBC Holdings PLC.......................................................   1.57%

AstraZeneca PLC.........................................................   1.49%

Novartis AG, Registered.................................................   1.41%

Total Fina..............................................................   1.41%

Unilever NV.............................................................   1.39%

Average Annual Total Returns(2)

                            Inception      Six                           Since
                               Date     Month++++    1 Year   5 Year   Inception
                            ---------   ---------   -------   ------   ---------

Institutional                8/18/94      -9.90%     -14.37%   -3.50%     0.77%
--------------------------------------------------------------------------------

Class A*                     8/18/94     -14.43%     -18.59%   -4.64%     0.06%
--------------------------------------------------------------------------------

Class B**                    8/18/94     -14.75%     -19.42%   -4.69%    -0.14%
--------------------------------------------------------------------------------

Class C***                   8/18/94     -11.30%     -15.22%   -4.33%    -0.02%
--------------------------------------------------------------------------------

MSCI EAFE Index(1)                        -9.15%     -14.93%   -4.57%    -0.02%
--------------------------------------------------------------------------------

Lipper International
   Funds Average(1)                       -9.88%     -16.44%   -3.86%     0.64%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

International GDP Fund+
An interview with
Dave Eder, portfolio manager

Q. The Fund's Institutional Shares outperformed its benchmark, the MSCI EAFE Index, for the six-month period ended January 31, 2003. What attributed to that outperformance, and how did you manage the Fund during the period?

We allocate the Fund's assets based upon countries' GDP(1) rather than market capitalizations. For example, the United Kingdom has a small GDP but a relatively large stock market. As a result, the Fund under-weighted United Kingdom stocks relative to the benchmark, which looks at market capitalization. That helped the Fund slightly versus the benchmark, as stocks in the UK declined 10.4% and the British currency was up less than the euro. The Fund also held an underweight position in the Netherlands, which declined 11.2%.

The Fund held an overweight position in France, which was down 7.8%. In addition, the Fund was significantly overweighted in Italy, which was up 0.2%.++

Germany is the Fund's largest overweight due to the country's large GDP. That overweight position hurt performance because Germany's market declined 17.6%. We slightly reduced our position in Germany during the period, because we were uncomfortable being two times overweight that country relative to the benchmark (Germany has the third largest GDP in the world). The Fund held only half the benchmarks' weighting in Switzerland, which hurt the Fund, as that country's 6.9% loss was relatively small.++

The Fund's European investments benefited from the strength of the euro, which rose 10.2% in the six months through January 31, 2003. The pound sterling rose 5.3%. The Fund was neutral in Japan relative to the benchmark. However, Japan was the Fund's largest country weighting, since it has the second largest GDP behind the U.S. Japan was down 14.5% and the yen was unchanged versus the dollar.++

Q. What is your outlook for the global stock markets, and how will you manage the Fund in that environment?

We expect the European Central Bank (ECB) to lower interest rates in the next couple of months. European stocks should benefit from the ECB's rate cuts. Moreover, we like the European-zone countries because valuations are cheaper than in the U.S. and the dividend yield of many stocks is comparable to yields on bonds. Thus, we think money will flow into the stock markets rather than into the fixed-income markets.

The euro and pound sterling should continue to do well versus the current U.S. dollar level. Foreign investors are not sending as much money into the U.S. market and are instead keeping much of that money in their own markets. Even if the international markets are flat to down in the coming months, currency translations will help the performance of Fund's invested in overseas markets. Within Europe, we expect to find attractive opportunities in France, Italy, and Spain.

----------
+ International investing involves increased risk and volatility.

++ Portfolio composition is subject to change.

(1)Please refer to the Glossary of Terms for additional information.

(2)For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Kent International Growth Fund. On October 29, 2001, that Fund became the Fifth Third International GDP Fund. Prior to such date, the performance figures for Class A Shares reflects the performance of the Kent Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. For the period prior to October 29, 2001, the quoted performance for Institutional Shares reflects the performance of the Kent International Growth Fund Institutional Shares with an inception date of December 4, 1992. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Top Ten Equity Holdings

BP Amoco PLC............................................................   3.07%

Vodaphone Airtouch PLC..................................................   2.61%

Total Fina..............................................................   2.56%

Glaxosmithkline PLC.....................................................   2.26%

HSBC Holdings PLC.......................................................   1.95%

ENI SpA.................................................................   1.57%

Royal Bank of Scotland Group PLC........................................   1.49%

Nokia OYJ...............................................................   1.44%

Toyota Motor Corp.......................................................   1.40%

Novartis AG, Registered.................................................   1.38%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------

Institutional                                -8.70%    -14.90%   -5.96%   2.66%
--------------------------------------------------------------------------------

Class A*                                    -13.51%    -19.64%   -7.21%   1.84%
--------------------------------------------------------------------------------

Class B**                                   -13.69%    -19.96%   -7.24%   1.68%
--------------------------------------------------------------------------------

Class C***                                  -10.07%    -15.76%   -6.92%   1.68%
--------------------------------------------------------------------------------

MSCI EAFE Index(1)                           -9.15%    -14.93%   -4.57%   3.56%
--------------------------------------------------------------------------------

Lipper International
   Funds Average(1)                          -9.88%    -16.44%   -3.86%   4.19%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 5.00%

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Bond Fund
An interview with
John Cassady, portfolio manager

Q. The Fund underperformed its benchmark index, the Lehman Brothers Government/Credit Bond Index, for the six-month period ended January 31, 2003. To what do you attribute the underperformance, and how did you manage the Fund during the period?

Economic growth was positive but relatively weak during the period. Geopolitical concerns, particularly the possibility of a war with Iraq, created much uncertainty about the economy's overall health. The Fed attempted to boost the economy by cutting short-term interest rates by 50 basis points in November. Bonds performed well in that environment.

The Fund began the period with an average maturity shorter than that of its benchmark index. With interest rates at near 40-year lows, we felt that there was a greater potential for rates to rise than fall. That approach hurt the Fund's performance somewhat as the Fed's rate cut caused yields to fall. Later in the period, we extended the average maturity to a neutral position as the economic and geopolitical environment became more uncertain.

We overweighted the Fund's position in corporate bonds. That strategy dampened performance early in the period when corporate bond prices fell due to fears about weak corporate earnings although corporate bonds did perform better during the second half of the period. Investors were attracted to corporates' high yields relative to Treasury bonds and because many companies had improved their balance sheets. The Fund benefited from its overweight in mortgage-backed and asset-backed bonds as well as Treasury Inflation-Protected Securities (TIPS) and bonds issued by U.S. government agencies. Investors favored these issues for their strong credit quality and attractive yields.++

----------
++ Portfolio composition is subject to change.

(1)Please refer to the Glossary of Terms for additional information.

(2)For the period prior to October 29, 2001, the quoted performance for the Fifth Third Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Bond Fund Class A Shares reflects the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Advisor Shares were initially offered on October 29, 2001. The performance figures for Advisor Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses for Advisor Shares. On October 29, 2001, the Fund merged with the Fifth Third Quality Bond Fund and became the Fifth Third Bond Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings by Sector

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE-CHART IN THE PRINTED MATERIAL.]

Commercial Paper                                                          11.26%
Corporate Bonds                                                           39.59%
Muncipal Bonds                                                             0.60%
U.S. Government Agencies                                                  29.12%
U.S. Treasure Obligations                                                 18.11%
Money Market                                                               1.33%

Average Annual Total Returns(2)

                                    Inception      Six                          Since
                                       Date     Month++++   1 Year   5 Year   Inception
                                    ---------   ---------   ------   ------   ---------
Institutional                        3/20/95       5.17%     9.08%    6.21%     7.49%
---------------------------------------------------------------------------------------

Class A*                             3/22/95       0.09%     3.62%    4.91%     6.57%
---------------------------------------------------------------------------------------

Class B**                            3/20/95      -0.46%     2.89%    4.80%     6.51%
---------------------------------------------------------------------------------------

Class C***                           3/20/95       3.53%     7.85%    5.12%     6.51%
---------------------------------------------------------------------------------------

Advisor                              3/20/95       4.78%     8.47%    5.66%     7.00%
---------------------------------------------------------------------------------------

Lehman Brothers Government/Credit
   Bond Index(1)                                   6.24%    10.22%    7.32%     8.18%
---------------------------------------------------------------------------------------

Lipper Corporate Debt Funds
   A Rated Average(1)                              5.19%     7.98%    5.84%     7.17%
---------------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 4.75%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Intermediate Bond Fund
An interview with
John Cassady, portfolio manager

Q. The Fund underperformed its benchmark index, the Lehman Brothers Intermediate Government/Credit Index, for the six-month period ended January 31, 2003. What attributed to the under performance, and how did you manage the Fund during the period?

The Fund's average maturity at the start of the period was shorter than that of its benchmark. With interest rates at near 40-year lows, we felt that there was a greater potential for rates to rise than fall. However, the Fed's unexpected rate cut caused yields to fall, which dampened the Fund's performance. We extended the average maturity to a neutral position later in the period due to the uncertain economic and geopolitical outlook.

The Fund overweighted corporate bonds, which suffered early in the period over concerns about corporate earnings. However, cor-porates rallied during the second half of the period due to their attractive yields and evidence that many companies had improved their balance sheets. Our overweight position in mortgage-backed and asset-backed bonds, which offered attractive yields relative to Treasury securities, benefited performance, as did our investments in Treasury Inflation-Protected Securities (TIPS). Throughout the period, we focused on high-quality issues, which helped performance as investors favored bonds with strong credit ratings in the difficult environment.++

----------
++ Portfolio composition is subject to change.

(1)Please refer to the Glossary of Terms for additional information.

(2)For the period prior to October 29, 2001, the quoted performance for the Fifth Third Intermediate Bond Fund Institutional Shares reflects the performance of the Kent Intermediate Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Intermediate Bond Fund Class A Shares reflects the performance of the Kent Intermediate Bond Fund Investment Shares with an inception date of November 25, 1992, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. On October 29, 2001, that Fund merged with the Fifth Third Bond Fund for Income and became the Fifth Third Intermediate Bond Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings by Sector

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE-CHART IN THE PRINTED MATERIAL.]

Commercial Paper                                                           8.67%
Corporate Bonds                                                           45.37%
U.S. Government Agencies                                                  32.70%
U.S. Treasury Obligations                                                  9.42%
Money Markets                                                              3.85%

Average Annual Total Returns(2)

                                              Six
                                           Month++++   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------

Institutional                                 4.19%     8.07%    6.20%    6.14%
--------------------------------------------------------------------------------

Class A*                                      0.54%     4.10%    5.20%    5.54%
--------------------------------------------------------------------------------

Class B**                                    -1.19%     2.10%    4.78%    5.06%
--------------------------------------------------------------------------------

Class C***                                    2.80%     7.03%    5.11%    5.06%
--------------------------------------------------------------------------------

Lehman Brothers Intermediate
   Government/Credit Index(1)                 5.05%     9.26%    7.20%    6.87%
--------------------------------------------------------------------------------

Lipper Intermediate Investment
   Grade Debt Funds Average(1)                4.94%     7.63%    6.13%    6.49%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 3.50%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Short Term Bond Fund
An interview with
David L. Withrow, portfolio manager

Q. The Fund underperformed its benchmark, the Merrill Lynch 1-3 Year Government/Corporate Index, for the six-month period ended January 31, 2003. What attributed to this under performance, and how did you manage the Fund during the period?

The Fund's average maturity was roughly neutral to that of the benchmark during the period due to the amount of uncertainty in the financial markets. We extended the average maturity slightly during periods when rates rose in order to capture additional yield, and reduced it when rates fell.

With interest rates at 40-year lows, we looked to add yield without taking on excessive risk. The Fund benefited from our strategy to overweight corporate bonds, which performed well due to their strong yield advantage over Treasury bonds and because many corporations have done a good job improving their balance sheets. Because of the uncertain economic environment, we favored bonds issued by companies with strong credit ratings in sectors such as regional banks. These bonds offered attractive yields as well as less risk of default due to strict regulations in the banking industry. The Fund also benefited from its position in asset-backed bonds, mortgage-backed issues, and Treasury Inflation-Protected Securities (TIPS). These sectors of the bond market performed well, as nervous investors favored the relative stability of high-quality fixed-income investments.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October 29, 2001, the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. On October 29, 2001, that Fund became the Fifth Third Short Term Bond Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have-been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings by Sector

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                                           55.68%
U.S. Government Agencies                                                  34.05%
U.S. Treasury Obligations                                                  5.81%
Money Markets                                                              4.46%

Average Annual Total Returns(2)

                                            Six
                                         Month++++   1 Year   5 Year   10 Year
                                         ----------  ------   ------   -------

Institutional                               2.38%     4.68%    5.69%    5.39%
------------------------------------------------------------------------------
Class A*                                   -1.31%     0.85%    4.81%    4.86%
------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Government/
   Corporate Bond Index(1)                  2.67%     6.09%    6.52%    6.05%
------------------------------------------------------------------------------
Lehman Brothers 1-3
   Government/Bond Index(1)                 2.17%     5.77%    6.31%    5.97%
------------------------------------------------------------------------------
Lipper Short-Intermediate U.S.
   Grade Debt Funds Average(1)              2.55%     4.29%    5.40%    5.46%
------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 3.50%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

U.S. Government Bond Fund
An interview with
John Cassady, portfolio manager

Q. The Fund underperformed its benchmark index, the Lehman Brothers Intermediate Government Bond Index, for the six-month period ended January 31, 2003. What attributed to the slight variance in the performance, and how did you position the Fund during the period?

Bond yields fell during the period, as the Fed cut short-term interest rates in an effort to boost economic growth. The average maturity of the Fund's portfolio at the beginning of the period was shorter than that of its benchmark. That short position hurt performance as rates fell. We extended the average maturity to a neutral position by the end of the period, because we did not want to make a bet on the direction of interest rates given the existing degree of economic uncertainty.

Government bonds performed especially well. The Fund benefited from its overweight position in Treasury Inflation-Protected Securities (TIPS), which offered attractive valuations and performed extremely well during the period. The Fund also benefited from its overweight allocation to mortgage-backed securities. These bonds experienced strong demand from institutional investors and offered attractive yields relative to Treasuries.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) Institutional Shares were initially offered on August 11, 1998. The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares. Class C Shares were initially offered on April 24, 1996. The performance figures for Class C Shares for periods prior to such date represent the performance for Class A Shares and is adjusted to reflect expenses and applicable sales charges for Class C Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings by Sector

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agencies                                                  64.79%
U.S. Treasury Obligations                                                 27.66%
Money Markets                                                              7.55%

Average Annual Total Returns(2)

                                            Six
                                         Month++++   1 Year   5 Year   10 Year
                                         ---------   ------   ------   -------

Institutional                              3.47%      8.12%    6.30%    5.79%
------------------------------------------------------------------------------
Class A*                                  -1.57%      2.69%    5.08%    5.18%
------------------------------------------------------------------------------
Class C**                                  1.90%      7.04%    5.37%    4.83%
------------------------------------------------------------------------------
Lehman Brothers Intermediate
   Government Bond Index(1)                3.65%      8.93%    7.11%    6.69%
------------------------------------------------------------------------------
Lipper Short-Intermediate U.S.
   Government Funds Average(1)             2.92%      7.22%    6.05%    5.93%
------------------------------------------------------------------------------
----------
++++ Aggregate total return

*    Reflects the maximum sales charge of 4.75%.

**   Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Municipal Bond Fund
An interview with
Michael Martin, portfolio manager

Q. The Fund underperformed its benchmark index, the Lehman Brothers Municipal Bond Index, for the six-month period ended January 31, 2003. To what do you attribute the underperformance, and how did you manage the Fund during the period?

The municipal market was volatile during the period. Yields on all municipal securities in the 10-year part of the municipal curve remained unchanged, while 30-year municipal bonds saw declining yields. The period also was characterized by geopolitical concerns about Iraq, North Korea, Argentina, anxiety over corporate governance and additional scandals as well as economic uncertainty.

Performance in the fixed-income markets was the inverse of equity performance during the period. Fixed-income securities rallied during the later part of the summer and into early fall as equities fell, and reached a peak at the end of September and the early part of October. Equities rallied heavily during October and fixed-income prices fell. Then, low consumer confidence figures caused a sell-off in the equity markets and inflows into the bond markets. The Fed during November cut the federal funds rate by 50 basis points, citing a softening economy.

The municipal market underperformed the Treasury market during the period, due to record-high supply levels in the municipal market and a flight to quality in the Treasury market. A 30-year municipal yielded 94.5% of the yield on a 30-year Treasury bond at the beginning of the period That ratio rose to 100.2% at the end of January 2003. The yield on a 30-year, AAA-rated general obligation bond fell from 5.01% on August 1, 2002 to a low of 4.62% on September 24, and rebounded to end the period at 4.86%.

The Fund's average maturity at the beginning of the period was 11.48 years. As the municipal market rallied, we reduced the average maturity to 10.69 years as of January 31. We continued to favor high-quality municipal securities, as evidenced by the portfolio's average credit rating of AAA.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October 29, 2001, the quoted performance for the Fifth Third Municipal Bond Fund Institutional Shares reflects the performance of the Kent Tax-Free Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance for the Fifth Third Municipal Bond Fund Class A Shares reflects the performance of the Kent Tax-Free Income Fund Investment Shares with an inception date of March 31, 1995, and is adjusted to reflect applicable sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Advisor Shares were initially offered on October 29, 2001. The performance figures for Advisor Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses for Advisor Shares. On October 29, 2001, that Fund became the Fifth Third Municipal Bond Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings by Sector

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Municipal Bonds                                                           98.81%
Money Markets                                                              1.19%

Average Annual Total Returns(2)

                             Inception      Six                          Since
                               Date      Month++++   1 Year   5 Year   Inception
                             ---------   ---------   ------   ------   ---------
Institutional                 3/20/95       2.89%     7.41%    5.28%     6.17%
--------------------------------------------------------------------------------
Class A*                       4/1/95      -2.09%     2.06%    3.99%     5.26%
--------------------------------------------------------------------------------
Class B**                     3/20/95      -2.59%     1.27%    3.87%     5.20%
--------------------------------------------------------------------------------
Class C***                    3/20/95       1.44%     6.32%    4.23%     5.21%
--------------------------------------------------------------------------------
Advisor                       3/20/95       2.64%     6.87%    4.78%     5.70%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
   Bond Index(1)                            3.16%     7.46%    5.79%     6.80%
--------------------------------------------------------------------------------
Lipper General Municipal
   Debt Funds Average(1)                    2.14%     6.08%    4.29%     5.61%
--------------------------------------------------------------------------------

++++ Aggregate total return

*    Reflects the maximum sales charge of 4.75%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Intermediate Municipal Bond Fund
An interview with
Michael J. Martin, portfolio manager

Q. The Fund's Institutional Shares performed in line with the Lehman Brothers Three-Year General Obligation Index, however underperformed the Lehman Brothers Five-Year General Obligation Index, for the six-month period ended January 31, 2003. To what do you attribute the variance between the indices and the Funds performance, and how did you manage the Fund during the period?

The municipal bond market was volatile during the period, as geopolitical and economic concerns affected the equity and fixed-income markets. Lingering effects of corporate scandals also damaged investor confidence.

Yields on 10-year municipal securities were almost unchanged at the end of the period. The yield on a 10-year AAA-rated general obligation bond was 3.82% as of August 1, 2002, and declined by 52 basis points to 3.30% on September 24, 2002 before rising to 3.85% at the end of the period.

Equity performances lagged during the late summer and early fall due to increasing concerns about a possible war with Iraq. Those worries created a flight to the safety of the fixed-income markets. An October rally in the equity markets led to weakness among fixed-income securities, but bonds recovered somewhat through-out the rest of the period.

The Fed cut the federal funds rate by 50 basis points during November due to their perception that the economy continued to be weak. After that, the Fed signaled that it was adopting a neutral bias based on the belief that there was enough monetary stimulus to support an economic recovery.

The Fund began the period with an average maturity of 5.42 years. We shortened that slightly to 5.35 years by the end of the period. We continued to favor high-quality municipal securities during the period, and maintained an average credit quality of AAA.++

----------
++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October 29, 2001, the quoted performance for Fifth Third Intermdiate Municipal Bond Fund Institutional Shares reflects the performance of the Kent Intermediate Tax-Free Fund Institutional Shares with an inception date of December 16, 1992. Prior to October 29, 2001, the performance figures for the Fifth Third Intermediate Bond Fund Class A Shares reflects the performance of the Kent Intermediate Tax-Free Fund Investment Shares with an inception date of December 18, 1992, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for the Fifth Third Intermediate Bond Fund Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. On October 29, 2001, that Fund merged with the Fifth Third Municipal Bond Fund and became the Fifth Third Intermediate Municipal Bond Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments++

Fund Holdings by Sector

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE GRAPH IN THE PRINTED MATERIAL.]

Money Markets                                                              0.71%
Municipal Bonds                                                           99.29%

Average Annual Total Returns(2)

                                            Six
                                         Month++++    1 Year    5 Year   10 Year
                                        -----------   ------    ------   -------

Institutional                               2.69%      6.43%     4.99%    5.30%
--------------------------------------------------------------------------------

Class A*                                   -1.01%      2.49%     3.99%    4.70%
--------------------------------------------------------------------------------

Class B**                                  -2.88%      0.28%     3.57%    4.23%
--------------------------------------------------------------------------------

Class C***                                  1.18%      5.38%     3.93%    4.24%
--------------------------------------------------------------------------------

Lehman Brothers Three-Year
General Obligations Index1                  2.61%      5.57%     5.18%    5.14%
--------------------------------------------------------------------------------

Lehman Brothers Five-Year
General Obligations Index1                  3.34%      7.50%     5.67%    5.76%
--------------------------------------------------------------------------------

Lipper Intermediate Municipal Debt
   Funds Average1                           2.35%      6.48%     4.82%    5.56%
--------------------------------------------------------------------------------

+++  Aggregate total return.

*    Reflects the maximum sales charge of 3.50%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Ohio Municipal Bond Fund+
An interview with
Jim Bernard, portfolio manager

Q. The Fund underperformed its benchmark index, the Lehman Brothers Municipal Bond Index, for the six-month period ended January 31, 2003. To what do you attribute the underperformance, and how did you position the Fund during the period?

The national and Ohio economies continued to lose momentum during the period, with both the GDP(1) and interest rates remaining low. Investors, concerned about high levels of risk in the equity markets, sought the safety of fixed-income investments. That flight-to-quality benefited municipal bond markets: There have been very few municipal credit defaults compared to the number of defaults among taxable bonds. Lower-quality investment-grade municipal bonds, rated A and BBB, performed especially well, because they combined relative safety with attractive yields. The Ohio municipal market generated relatively strong returns compared to other municipal markets. Ohio's municipal bond supply was average during the period, despite a large number of new issues aimed at rebuilding the infrastructure of Ohio schools.

We positioned the Fund with a duration neutral to that of its benchmark during much of the period. We did not expect rates to decline much further from their already low rates, but we also believed that rates were unlikely to rise until investors were convinced that the economy would rebound.

The Fund maintained a very high average credit quality, with 90% to 95% of shareholders' assets in municipal investments rated AAA or AA. That strategy-hurt performance somewhat as lower-rated securities such as airport and hospital bonds performed well. However, we did not feel that the extra yield available on lower-rated investments was enough to compensate investors for the additional risk on such bonds. The Fund benefited from its investments in essential revenue bonds, including issues from municipal water and sewer utilities. Such utilities offer strong yields and stable revenues without much risk.(++)

----------
+ Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks. The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) The quoted performance of the Ohio Municipal Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to January 31, 1993, and prior to the Ohio Municipal Bond Fund's commencement of operations on May 27, 1993, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance figures also reflects reinvestment of all dividends and capital-gains distributions. Institutional Shares were initially offered on August 11, 1998. The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares. Class A Shares were initially offered on May 27, 1993. The Class B and Class C Shares were initially offered on October 11, 2000 and April 24, 1996, respectively. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Class A Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments(++)

Fund Holdings by Sector

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE GRAPH IN THE PRINTED MATERIAL.]

Money Markets                                                              2.63%
Municipal Bonds                                                           97.37%

Average Annual Total Returns(2)

                                           Six
                                         Month++++     1 Year   5 Year   10 Year
                                        -----------    ------   ------   -------

Institutional                               2.45%       6.19%    4.54%    4.89%
--------------------------------------------------------------------------------

Class A*                                   -2.51%       0.93%    3.30%    4.27%
--------------------------------------------------------------------------------

Class B**                                  -3.10%       0.09%    2.77%    3.66%
--------------------------------------------------------------------------------

Class C***                                  0.96%       5.13%    3.62%    3.96%
--------------------------------------------------------------------------------

Lehman Brothers Municipal Bond
   Index(1)                                 3.16%       7.46%    5.79%    6.56%
--------------------------------------------------------------------------------

Lipper Ohio Intermediate Municipal
   Debt Funds Average(1)                    2.23%       6.10%    4.27%    5.15%
--------------------------------------------------------------------------------

++++ Aggregate total return.

*    Reflects the maximum sales charge of 4.75%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Michigan Municipal Bond Fund+
An interview with
Sarah Quirk, portfolio manager

Q. The Fund underperformed its benchmark index, the Lehman Brothers Three-Year General Obligations Index, for the six-month period ended January 31, 2003. To what do you attribute the underperformance, and how did you position the Fund during the period?

The nation's slowing economy hurt the automobile and furniture industries that dominate Michigan's economy. The effects of those slowdowns were far-reaching and affected suppliers to those industries. In that environment, investors sought the safety of high-quality investments such as Treasury bonds. Such issues performed well during the period. Municipal bonds also benefited from investors' flight-to-quality, nevertheless, concerns about national and local budget deficits meant that such bonds rose less than Treasuries.

The Fund began the period with an average maturity of 3.05 years, neutral relative to its benchmark. We reduced the average maturity to 3.04 years at the end of the period, slightly shorter than that of the benchmark. We believed the municipal market was fully priced during the period, and positioned the Fund defensively to ride out an economic rebound that could boost interest rates.++

Both supply and demand were strong in the Michigan municipal bond market. Attractive opportunities arose at various times when a high number of new issues came to market. We concentrated on bonds with high coupons and high dollar prices called "cushion bonds", which are more stable than most other municipal issues.

The Fund maintained a portfolio with an average credit quality of AA, as the higher yields available on lower-quality issues were not worth the extra risk. We invested in sectors such as essential services, student loans, and housing. We avoided bonds of electric utilities, as deregulation has hurt these firms' pricing power. We also avoided the hospital sector, as state regulations have put pressure on the finances of health care institutions.++

----------
+ Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks. The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++ Portfolio composition is subject to change.

(1) Please refer to the Glossary of Terms for additional information.

(2) For the period prior to October 29, 2001, the quoted performance for the Michigan Municipal Bond Fund Institutional Shares reflects the performance of the Kent Michigan Municipal Bond Fund Institutional Shares with an inception date of May 3, 1993. Prior to October 29, 2001, the quoted performance for the Fifth Third Michigan Municipal Bond Fund Class A Shares reflects the performance of the Kent Michigan Municipal Bond Fund Investment Shares with an inception date of May 11, 1993, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. On October 29, 2001, that Fund became the Fifth Third Michigan Municipal Bond Fund. During the period shown, the Advisor and/or affiliates waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION as a percentage of value of investments(++)

Fund Holdings by Sector

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE GRAPH IN THE PRINTED MATERIAL.]

Money Markets                                                              3.75%
Municipal Bonds                                                           96.25%

Average Annual Total Returns(2)

                                         Inception       Six                           Since
                                           Date       Month++++    1 Year   5 Year   Inception
                                         ---------   -----------   ------   ------   ---------
Institutional                             5/3/93         2.21%      5.23%    4.57%   4.52%
-----------------------------------------------------------------------------------------------

Class A*                                  5/11/93       -2.82%      0.11%    3.39%   3.83%
-----------------------------------------------------------------------------------------------

Class B**                                 5/3/93        -3.30%     -0.86%    3.16%   3.52%
-----------------------------------------------------------------------------------------------

Class C***                                5/3/93         0.63%      4.14%    3.51%   3.52%
-----------------------------------------------------------------------------------------------

Lehman Brothers Three-Year General
   Obligations Bond Index(1)                             2.61%      5.57%    5.18%   5.12%++
-----------------------------------------------------------------------------------------------

Lipper Other States Short-Intermediate
   Municipal Debt Funds Average(1)                       2.12%      4.90%    4.21%   4.74%
-----------------------------------------------------------------------------------------------

++ The since inception return for the Lehman Brothers Three-Year General Obligations Bond

Index is calculated from 5/31/93 to 1/31/03.

++++ Aggregate total return.

*    Reflects the maximum sales charge of 4.75%.

**   Reflects the maximum contingent deferred sales charge of 5.00%.

***  Reflects the maximum contingent deferred sales charge of 1.00%.

GLOSSARY OF TERMS

The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

The Gross Domestic Product growth measures the market value of the goods and services produced by labor and property in the United States.

The Lehman Brothers 1-3 Year Government Bond Index consists of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

The Lehman Brothers Five-Year General Obligations Municipal Bond Index is generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

The Lehman Brothers Intermediate Credit Bond Index is comprised of publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC-registered corporate debt. Included are debts issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies.

The Lehman Brothers Intermediate Government Bond Index is comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

The Lehman Brothers Intermediate Government/Credit Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

The Lehman Brothers Long-Term Government Credit Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates 22 years.

The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

The Lehman Brothers Three-Year General Obligations Municipal Bond Index is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

The Merrill Lynch 100 Technology Index is a equal-dollar weighted index of 100 stocks designed to measure the performance of a crosssection of large, actively traded technology stocks and American Depository Receipts.

The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

The Morgan Stanley Capital International (MSCI) World Index tracks the stock markets of 23 countries, comprising 1482 securities-with values expressed in U.S. dollars.

Price-to-Earnings, also known as the P/E multiple, is the latest closing price divided by the latest 12 months' earnings per share. P/E is perhaps the single most widely used factor in assessing whether a stock is pricey or cheap.

GLOSSARY OF TERMS

The Russell 1000(R) Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000(R) Value Index measures the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

The Russell 2000(R) Growth Index is comprised of the securities in the Russell 2000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values.

The Russell 2000(R) Value Index is comprised of the securities in the Russell 2000(R) Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

The Russell 3000(R) Value Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell MidCap(R) Growth Index measures the performance of those securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

S&P/BARRA Value Index is constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The index contains firms with higher book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indexes "add up" to the full index. The full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

Standard & Poor's 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.

Lipper Balanced Funds Average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Equity Income Funds Average consists of funds that seeks relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

Lipper Flexible Income Funds Average consists of funds that allocates their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Lipper General Municipal Debt Funds Average consists of funds that invests at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper Global Funds Average consists of funds that invests at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Corporate Debt Funds A Rated Average consists of funds that invests at least 65% of their assets in corporate debt issues rated 'A' or better or government issues.

Lipper Intermediate Investment Grade Debt Funds Average consists of funds that invests at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds Average consists of funds that invests their assets in securities with primary trading markets outside of the United States

GLOSSARY OF TERMS

Lipper Large-Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Value Funds Average consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U S diversified multi-cap funds universe average.

Lipper Ohio Intermediate Municipal Debt Funds Average consists of funds that invests at least 65% of their assets in municipal debt issues that are exempt from taxation in Ohio, with dollar-weighted average maturities of five to ten years.

Lipper Other States Short Intermediate Municipal Debt Funds Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

Lipper S&P 500 Index Objective Funds Average consists of funds that are passively managed, limited-expense (management fee no higher than 0.50%) fund designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis.

Lipper Science and Technology Funds Average consists of funds that invests at least 65% of their equity portfolio in science and technology stocks.

Lipper Short Intermediate Investment Grade Debt Funds Average consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Intermediate U.S. Government Bond Funds Average consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years.

Lipper Small-Cap Funds Average consists of funds that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase.

Lipper Small-Cap Value Funds Average consists of funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

Small Cap Growth Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks (97.1%)
Advertising (0.6%)
Advo, Inc.*                                                     70,000   $ 2,232
                                                                         -------

Aerospace/Defense (1.6%)
Alliant Techsystems, Inc.*                                      60,000     3,261
Esterline Technologies Corp.*                                  100,000     1,590
Titan Corp.*                                                   125,000     1,384
                                                                         -------
                                                                           6,235
                                                                         -------

Apparel (1.1%)
Columbia Sportswear Co.*                                        50,000     1,776
Wolverine World Wide, Inc.                                     150,000     2,243
                                                                         -------
                                                                           4,019
                                                                         -------

Auto Manufacturers (0.2%)
Oshkosh Truck Corp.                                             10,000       628
                                                                         -------

Banks (7.1%)
Community First Bankshares, Inc.                               150,000     3,766
CVB Financial Corp.                                            145,937     2,958
East-West Bancorp., Inc.                                        75,000     2,622
First Bancorp/Puerto Rico                                      150,000     3,712
First Commonwealth Financial Corp.                             100,000     1,226
First Midwest Bancorp., Inc.                                   100,000     2,636
First Republic Bancorp., Inc.*                                  50,000     1,060
Hudson United Bancorp.                                          75,000     2,355
Independent Bank Corp.                                          50,000     1,140
Republic Bancorp., Inc.                                        220,000     2,724
Texas Regional Bancshares, Inc.                                 87,500     3,045
                                                                         -------
                                                                          27,244
                                                                         -------

Biotechnology (0.5%)
Cell Genesys, Inc.*                                            100,000       995
ICOS Corp.*                                                     40,000       982
                                                                         -------
                                                                           1,977
                                                                         -------

Chemicals (0.6%)
Airgas, Inc.*                                                   80,000     1,380
Spartech Corp.                                                  50,000       975
                                                                         -------
                                                                           2,355
                                                                         -------

Commercial Services (4.8%)
Albany Molecular Research, Inc.*                               150,000     2,426
Corinthian Colleges, Inc.*                                     100,000     3,645
Corporate Executive Board Co.*                                 100,000     3,099
FTI Consulting*                                                 75,000     3,086
ITT Educational Services, Inc.*                                100,000     2,798
Labor Ready, Inc.*                                             100,000       642
Pharmaceutical Product
   Development, Inc.*                                           50,000     1,493
SOURCECORP, Inc.*                                               75,000     1,262
                                                                         -------
                                                                          18,451
                                                                         -------

Computers (5.3%)
Cognizant Technology Solutions Corp.*                           50,000     3,015
Echelon Corp.*                                                 125,000     1,250
Factset Research Systems, Inc.                                 100,000     2,719
Fidelity National Information
   Solutions, Inc.*                                            150,000     2,709
Kronos, Inc.*                                                  100,000     3,725
Mercury Computer Systems, Inc.*                                 70,000     2,248
Rainbow Technologies, Inc.*                                    300,000     2,412
Storage Technology Corp.*                                      100,000     2,210
                                                                         -------
                                                                          20,288
                                                                         -------

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Diversified Financial Services (0.9%)
Financial Federal Corp.*                                        35,000   $   936
Friedman, Billings, Ramsey Group, Inc.*                         80,000       675
Jefferies Group, Inc.                                           47,000     1,841
                                                                         -------
                                                                           3,452
                                                                         -------

Electrical Components & Equipment (1.9%)
Ametek Inc.                                                    100,000     3,450
C&D Technologies, Inc.                                         125,000     2,169
Intermagnetics General Corp.*                                   95,100     1,604
                                                                         -------
                                                                           7,223
                                                                         -------

Electronics (6.0%)
CTS Corp.                                                      100,000       730
Cymer, Inc.*                                                   100,000     3,091
Dionex Corporation*                                             75,000     2,339
Electro Scientific Industries, Inc.*                           130,000     2,349
FLIR Systems, Inc.*                                             20,000       933
Itron, Inc.*                                                   150,000     2,393
Methode Electronics, Inc., Class A                             400,000     3,599
Paxar Corp.*                                                   100,000     1,490
Technitrol, Inc.*                                              125,000     1,989
Tektronix, Inc.*                                               100,000     1,650
Trimble Navigation Ltd.*                                       125,000     2,041
Verisity Ltd.*                                                  50,000       461
                                                                         -------
                                                                          23,065
                                                                         -------

Engineering & Construction (1.4%)
Granite Construction, Inc.                                      75,000     1,140
Insituform Technologies, Inc.*                                 100,000     1,373
Jacobs Engineering Group, Inc.*                                 75,000     2,792
                                                                         -------
                                                                           5,305
                                                                         -------

Entertainment (0.4%)
Penn National Gaming, Inc.*                                    100,000     1,630
                                                                         -------

Environmental Control (1.7%)
Stericycle, Inc.*                                               50,000     1,695
Tetra Tech, Inc.*                                              175,000     2,249
Waste Connections, Inc.*                                        75,000     2,606
                                                                         -------
                                                                           6,550
                                                                         -------
Food (0.3%)
Ruddick Corp.                                                   75,000       965
                                                                         -------

Gas (1.1%)
Atmos Energy Corp.                                              80,000     1,792
Energen Corp.                                                   40,000     1,215
UGI Corp.                                                       25,000     1,046
                                                                         -------
                                                                           4,053
                                                                         -------

Healthcare-Products (6.8%)
Advanced Neuromodulation Systems, Inc.*                         10,000       384
American Medical Systems Holdings, Inc.*                       100,000     1,717
Biosite, Inc.*                                                 100,000     3,575
Conmed Corp.*                                                   75,000     1,097
Cooper Cos., Inc.                                              150,000     3,841
CTI Molecular Imaginging, Inc.*                                 75,000     1,976
Diagnostic Products Corp.                                      100,000     3,503
IDEXX Laboratories, Inc.*                                      125,000     4,327
Kensey Nash Corp.*                                              80,000     1,484
Respironics, Inc.*                                              86,000     2,662
Steris Corp.*                                                   60,000     1,407
                                                                         -------
                                                                          25,973
                                                                         -------

                                   Continued

Small Cap Growth Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Healthcare-Services (2.4%)
Amsurg Corp.*                                                  125,000   $ 2,916
Apria Healthcare Group, Inc.*                                  125,000     2,881
Mid Atlantic Medical Services, Inc.*                            60,000     2,065
Rehabcare Group, Inc.*                                          75,000     1,331
                                                                         -------
                                                                           9,193
                                                                         -------
Home Builders (1.7%)
KB Home                                                         50,000     2,236
Ryland Group, Inc.                                              50,000     1,982
Winnebago Industries, Inc.                                      65,000     2,235
                                                                         -------
                                                                           6,453
                                                                         -------

Home Furnishings (1.2%)
Harman International Industries, Inc.                           35,000     2,153
La-Z-Boy, Inc.                                                 125,000     2,535
                                                                         -------
                                                                           4,688
                                                                         -------

Household Products/Wares (1.7%)
Church & Dwight, Inc.                                           50,000     1,450
John H. Harland Co.                                             62,900     1,387
Scotts Co., Class A*                                            75,000     3,843
                                                                         -------
                                                                           6,680
                                                                         -------

Insurance (1.9%)
Delphi Financial Group, Class A                                 50,000     1,863
First American Financial Corp.                                  70,000     1,594
Hilb, Rogal & Hamilton Co.                                     100,000     3,761
                                                                         -------
                                                                           7,218
                                                                         -------

Internet (1.5%)
eSPEED, Inc.*                                                   50,000       829
Internet Security, Inc.*                                        55,000       714
Verity, Inc.*                                                   80,000     1,241
WebEx Communications, Inc.*                                     50,000       506
Websense, Inc.*                                                145,000     2,278
                                                                         -------
                                                                           5,568
                                                                         -------

Investment Companies (0.8%)
American Capital Strategies                                    125,000     2,905
                                                                         -------

Iron/Steel (0.7%)
Steel Dynamics, Inc.*                                          200,000     2,660
                                                                         -------

Leisure Time (0.7%)
Polaris Industries, Inc.                                        50,000     2,578
                                                                         -------

Lodging (0.3%)
Aztar Corp.*                                                   100,000     1,275
                                                                         -------

Machinery-Diversified (1.7%)
Albany International Corp.                                     100,000     2,367
Graco, Inc.                                                     70,000     1,863
Manitowoc Co., Inc.                                            100,000     2,292
                                                                         -------
                                                                           6,522
                                                                         -------

Media (0.6%)
Radio One, Inc.*                                               150,000     2,322
                                                                         -------

Metal Fabricate/Hardware (0.8%)
Mueller Industries, Inc.*                                       75,000     1,909
Shaw Group, Inc.*                                               75,000     1,020
                                                                         -------
                                                                           2,929
                                                                         -------

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Miscellaneous Manufacturing (1.3%)
Roper Industries, Inc.                                          75,000   $ 2,610
Zebra Technologies Corp., Class A*                              45,000     2,514
                                                                         -------
                                                                           5,124
                                                                         -------

Oil & Gas (2.5%)
Atwood Oceanics, Inc.*                                          90,000     2,493
Newfield Exploration Co.*                                       75,000     2,480
Spinnaker Exploration Co.*                                      40,000       795
Stone Energy Corp.*                                             75,000     2,551
Vintage Petroleum, Inc.                                        100,000     1,083
                                                                         -------
                                                                           9,402
                                                                         -------

Oil & Gas Services (1.7%)
Lone Star Technologies, Inc.*                                   75,000     1,114
Oceaneering International, Inc.*                               100,000     2,315
Seacor Smit, Inc.*                                              75,000     2,980
                                                                         -------
                                                                           6,409
                                                                         -------

Pharmaceuticals (8.7%)
Accredo Health, Inc.*                                           37,500     1,407
AdvancePCS*                                                    100,000     2,905
Amylin Pharmaceuticals, Inc.*                                   60,000     1,028
BioMarin Pharmaceutical, Inc.*                                  45,000       482
Celgene Corp.*                                                 100,000     2,239
Inspire Pharmaceuticals, Inc.*                                 100,000     1,281
Isis Pharmaceuticals, Inc.*                                    150,000       899
Ligand Pharmaceuticals, Inc.*                                  100,000       466
Medicis Pharmaceuticals, Inc.*                                  90,000     4,648
NBTY, Inc.*                                                    125,000     2,276
Neurocrine Biosciences, Inc.*                                   50,000     2,169
Noven Pharmaceuticals, Inc.*                                   125,000       969
NPS Pharmaceuticals, Inc.*                                      50,000     1,114
OSI Pharmaceuticals, Inc.*                                      75,000     1,142
Pharmaceutical Resources, Inc.*                                100,000     3,243
Priority Healthcare Corp., Class B*                            125,000     2,907
Scios, Inc.*                                                    50,000     1,640
Trimeris, Inc.*                                                 50,000     2,114
                                                                         -------
                                                                          32,929
                                                                         -------

Retail (6.1%)
99 Cents Only Stores*                                          100,000     2,586
Ann Taylor Stores Corp.*                                        50,000       931
Applebee's International, Inc.                                  75,000     1,950
California Pizza Kitchen, Inc.*                                100,000     2,435
Chico's FAS, Inc.*                                             150,000     2,731
Electronics Boutique Holdings Corp.*                           100,000     1,380
Galyan's Trading Co.*                                           75,000       761
Hot Topic, Inc.*                                               125,000     2,962
Michael's Stores, Inc.*                                         75,000     2,531
P.F. Chang's China Bistro, Inc.*                                20,000       705
Regis Corp.                                                     60,000     1,616
Sonic Corp.*                                                    35,000       796
Urban Outfitters, Inc.*                                        100,000     2,048
                                                                         -------
                                                                          23,432
                                                                         -------

Savings & Loans (3.1%)
Firstfed Financial Corp.*                                       85,000     2,457
MAF Bancorp., Inc.                                             100,000     3,495
Roslyn Bancorp., Inc.                                          150,000     2,957
Staten Island Bancorp., Inc.                                   160,000     2,941
                                                                         -------
                                                                          11,850
                                                                         -------

                                   Continued

                                                           Small Cap Growth Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                             Shares
                                                               or
                                                            Principal
                                                             Amount       Value
                                                           ----------   --------
Common Stocks, continued
Semiconductors (5.4%)
Asyst Technologies, Inc.*                                    100,000    $    690
ATMI, Inc.*                                                   75,000       1,333
Credence Systems Corp.*                                      100,000         783
Cree, Inc.*                                                  125,000       2,244
Emulex Corp.*                                                 50,000       1,047
Integrated Circuit Systems, Inc.*                             70,000       1,470
International Rectifier Corp.*                               100,000       1,985
Lattice Semiconductor Corp.*                                  50,000         378
LTX Corp.*                                                   175,000         928
MKS Instruments, Inc.*                                        75,000       1,016
Omnivision Technologies, Inc.*                               235,000       3,202
Silicon Laboratories, Inc.*                                  140,000       3,449
Varian Semiconductor Equipment
   Associates, Inc.*                                          30,000         778
Zoran Corporation*                                           125,000       1,356
                                                                        --------
                                                                          20,659
                                                                        --------
Software (6.4%)
Acxiom Corp.*                                                114,000       1,693
Borland Software Corp.*                                      180,000       1,872
Cerner Corp.*                                                100,000       3,686
Global Payments, Inc.                                         30,000         856
Hyperion Solutions Corp.*                                    125,000       3,465
Inter-Tel, Inc.                                               60,000       1,310
Packeteer, Inc.*                                             200,000       1,598
Progress Software Corp.*                                     150,000       2,153
Renaissance Learning, Inc.*                                  100,000       1,769
SERENA Software, Inc.*                                       200,000       2,970
Take-Two Interactive Software*                               150,000       3,179
                                                                        --------
                                                                          24,551
                                                                        --------
Telecommunications (2.7%)
ADTRAN, Inc.*                                                 15,000         505
Aeroflex, Inc.*                                              200,000       1,600
Allen Telecom, Inc.*                                          35,000         425
Boston Communications Group, Inc.*                            60,000         764
Foundry Networks, Inc.*                                      380,000       3,153
InterDigital Communications Corp.*                           150,000       1,818
Plantronics, Inc.*                                           150,000       2,135
                                                                        --------
                                                                          10,400
                                                                        --------
Transportation (0.9%)
J.B. Hunt Transport Services, Inc.*                          125,000       3,454
                                                                        --------
                                                                        --------
Total Common Stocks                                                      370,846
                                                                        --------

U.S. Treasury Obligations (0.3%)
U.S. Treasury Bill (0.3%)
1.18%, 3/27/03** (a)                                        $  1,000         998
                                                                        --------

Total U.S. Treasury Obligations                                              998
                                                                        --------

Investment Companies (0.5%)
iShares Russell 2000 Growth Index Fund                        50,000       1,955
                                                                        --------

Total Investment Companies                                                 1,955
                                                                        --------

                                    Continued

                                                             Shares      Value
                                                            ---------   --------
Money Markets (1.8%)
Dreyfus Cash Management
   Money Market Fund                                        1,979,929   $  1,980
Federated Prime Value Obligations
   Money Market Fund                                        4,865,921      4,866
                                                                        --------

Total Money Markets                                                        6,846
                                                                        --------

Total Investments (Cost $335,489) - 99.7%                                380,645

Other assets in excess of liabilities - 0.3%                               1,335
                                                                        --------

NET ASSETS - 100.0%                                                     $381,980
                                                                        ========

                 See notes to schedules of portfolio investments

Mid Cap Growth Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                             Shares      Value
                                                           ---------   --------
Common Stocks (97.1%)
Advertising (1.7%)
Omnicom Group, Inc.                                           83,000   $  5,005
                                                                       --------

Aerospace/Defense (2.5%)
L-3 Communications Holdings, Inc.*                           165,000      7,387
                                                                       --------

Apparel (1.9%)
Coach, Inc.*                                                 172,000      5,495
                                                                       --------

Banks (5.0%)
First Tennessee National Corp.                                81,000      3,038
National Commerce Financial Corp.                            275,000      6,514
North Fork Bancorp.                                           78,000      2,530
SouthTrust Corp.                                             103,000      2,684
                                                                       --------
                                                                         14,766
                                                                       --------
Biotechnology (2.9%)
Idec Pharmaceuticals Corp.*                                  230,000      7,380
Third Wave Technologies*                                     370,000      1,151
                                                                       --------
                                                                          8,531
                                                                       --------
Commercial Services (4.5%)
Career Education Corp.*                                      100,000      4,690
Medical Staffing Network
   Holdings Inc.*                                            470,000      6,345
Pharmaceutical Product
   Development, Inc.*                                         71,830      2,144
                                                                       --------
                                                                         13,179
                                                                       --------
Computers (3.7%)
Affiliated Computer Services, Inc.,
   Class A*                                                   50,000      2,711
Network Appliance, Inc.*                                     270,000      2,919
SunGard Data Systems, Inc.*                                  272,000      5,287
                                                                       --------
                                                                         10,917
                                                                       --------
Distribution/Wholesale (1.8%)
Fastenal Co.                                                 157,000      5,200
                                                                       --------

Diversified Financial Services (5.6%)
A.G. Edwards, Inc.                                            90,000      2,571
Janus Capital Group Inc.                                     302,000      3,832
T. Rowe Price Group, Inc.                                    376,000     10,055
                                                                       --------
                                                                         16,458
                                                                       --------
Electronics (5.1%)
Flextronics International Ltd.*                              516,000      4,159
Gentex Corp.*                                                188,000      5,536
Jabil Circuit, Inc.*                                         334,000      5,214
                                                                       --------
                                                                         14,909
                                                                       --------
Healthcare-Products (5.7%)
Biomet, Inc.                                                 304,000      8,494
Patterson Dental Company*                                     70,000      2,883
SurModics, Inc.*                                             175,000      5,250
                                                                       --------
                                                                         16,627
                                                                       --------
Healthcare-Services (2.0%)
Lifepoint Hospitals Incorporation*                            96,000      2,467
Mid Atlantic Medical Services, Inc.*                         103,000      3,545
                                                                       --------
                                                                          6,012
                                                                       --------
Miscellaneous Manufacturing (3.4%)
Teleflex, Inc.                                                90,000      3,702
Zebra Technologies Corp., Class A*                           111,000      6,200
                                                                       --------
                                                                          9,902
                                                                       --------

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Oil & Gas Services (2.9%)
Varco International, Inc.*                                   507,000   $  8,573
                                                                       --------

Pharmaceuticals (8.3%)
Biovail Corp. International*                                 220,000      6,391
Caremark Rx, Inc. *                                          190,000      3,724
Forest Laboratories, Inc.*                                   219,000     11,333
King Pharmaceuticals, Inc.*                                  195,000      2,863
                                                                       --------
                                                                         24,311
                                                                       --------
Retail (13.6%)
American Eagle Outfitters, Inc.*                             210,000      3,446
Bed Bath & Beyond, Inc.*                                     150,000      5,030
Chico's FAS, Inc.*                                           363,000      6,611
Christopher & Banks Corp.*                                   180,000      3,348
Electronics Boutique Holdings Corp.*                         171,000      2,360
Michael's Stores, Inc.*                                      191,000      6,446
Panera Bread Co., Class A*                                   110,000      3,236
The Cheesecake Factory, Inc.*                                105,000      3,339
Williams-Sonoma, Inc.*                                       263,000      6,225
                                                                       --------
                                                                         40,041
                                                                       --------
Semiconductors (14.1%)
Amkor Technology, Inc.*                                      315,000      1,540
Analog Devices, Inc.*                                        358,000      8,567
Cree, Inc.*                                                  188,000      3,376
Integrated Circuit Systems, Inc.*                            315,000      6,615
Integrated Device Technologies, Inc.*                        190,000      1,416
International Rectifier Corp.*                               182,000      3,613
Microchip Technology, Inc.                                   550,000     12,150
NVIDIA Corp.*                                                141,000      1,455
QLogic Corp.*                                                 78,000      2,596
                                                                       --------
                                                                         41,328
                                                                       --------
Software (9.9%)
Activision, Inc.*                                            287,000      4,176
BEA Systems, Inc.*                                           964,000     11,047
Fiserv, Inc.*                                                287,000      8,946
Mercury Interactive Corp.*                                   127,000      4,505
Wind River Systems, Inc.*                                    138,000        471
                                                                       --------
                                                                         29,145
                                                                       --------
Telecommunications (1.6%)
ADC Telecommunications, Inc.*                                565,000      1,300
Tellabs, Inc.*                                               425,000      3,310
                                                                       --------
                                                                          4,610
                                                                       --------
Textiles (0.9%)
Cintas Corp.                                                  65,000      2,685
                                                                       --------
Total Common Stocks                                                     285,081
                                                                       --------

Money Markets (3.7%)
Dreyfus Cash Management Money
   Market Fund                                             5,509,002      5,509
Federated Prime Value Obligations
   Money Market Fund                                       5,470,142      5,470
                                                                       --------
Total Money Markets                                                      10,979
                                                                       --------

Total Investments (Cost $343,473) - 100.8%                              296,060

Liabilities in excess of other assets - (0.8)%                           (2,384)
                                                                       --------

NET ASSETS - 100.0%                                                    $293,676
                                                                       ========

                 See notes to schedules of portfolio investments

Large Cap Opportunity Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
-------------------------------------------------------------------------------

                                                               Shares    Value
                                                              -------   -------
Common Stocks (97.4%)
Aerospace/Defense (1.3%)
L-3 Communications Holdings, Inc.*                              6,485   $   290
                                                                        -------

Banks (4.7%)
Commerce Bancorp, Inc.                                         15,860       696
Wells Fargo & Co.                                               7,014       332
                                                                        -------
                                                                          1,028
                                                                        -------
Beverages (3.3%)
PepsiCo, Inc.                                                  17,887       724
                                                                        -------

Biotechnology (3.5%)
Amgen, Inc.*                                                   15,085       769
                                                                        -------

Chemicals (0.8%)
Praxair, Inc.                                                   3,165       173
                                                                        -------

Commercial Services (3.1%)
H & R Block, Inc.                                              18,275       692
                                                                        -------

Computers (8.4%)
Affiliated Computer Services, Inc.,
   Class A*                                                    14,325       777
Hewlett-Packard Co.                                            38,110       663
IBM Corp.                                                       5,325       417
                                                                        -------
                                                                          1,857
                                                                        -------
Diversified Financial Services (4.7%)
Freddie Mac                                                     6,000       336
Goldman Sachs Group, Inc.                                       5,600       381
MBNA Corp.                                                     18,962       319
                                                                        -------
                                                                          1,036
                                                                        -------
Food (2.6%)
General Mills, Inc.                                             5,895       265
Kraft Foods, Inc.                                               9,600       306
                                                                        -------
                                                                            571
                                                                        -------
Healthcare-Products (1.4%)
Johnson & Johnson                                               5,675       304
                                                                        -------

Healthcare-Services (10.0%)
HCA - The Healthare Co.                                        24,300     1,039
UnitedHealth Group, Inc.                                        9,700       853
Wellpoint Health Networks, Inc.*                                3,830       278
                                                                        -------
                                                                          2,170
                                                                        -------
Household Products/Wares (1.0%)
Fortune Brands, Inc.                                            4,930       217
                                                                        -------

Insurance (8.6%)
American International Group, Inc.                              8,043       435
Marsh & McLennan Cos., Inc.                                    11,300       482
Progressive Corp.                                               6,800       329
Willis Group Holdings Ltd.*                                    25,025       652
                                                                        -------
                                                                          1,898
                                                                        -------
Internet (1.1%)
Symantec Corp.*                                                 5,345       250
                                                                        -------

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Media (3.2%)
Clear Channel Communications, Inc.*                            17,840   $   715
                                                                        -------

Miscellaneous Manufacturing (5.5%)
3M Co.                                                          3,325       414
General Electric Corp.                                         12,067       279
Illinois Tool Works, Inc.                                       4,950       301
ITT Industries, Inc.                                            4,000       225
                                                                        -------
                                                                          1,219
                                                                        -------
Oil & Gas (2.7%)
Exxon Mobil Corp.                                              17,576       600
                                                                        -------

Pharmaceuticals (5.6%)
Cardinal Health, Inc.                                          13,225       771
Pfizer, Inc.                                                   15,107       459
                                                                        -------
                                                                          1,230
                                                                        -------
Retail (10.0%)
AutoZone, Inc.*                                                 8,820       579
Darden Restaurants, Inc.                                       17,775       386
Home Depot, Inc.                                                7,500       157
Target Corp.                                                   12,300       347
TJX Companies, Inc.                                            17,250       317
Wal-Mart Stores, Inc.                                           8,442       403
                                                                        -------
                                                                          2,189
                                                                        -------
Semiconductors (5.5%)
Analog Devices, Inc.*                                          10,525       252
Intel Corp.                                                    19,970       313
Maxim Integrated Products, Inc.                                 9,925       309
Microchip Technology, Inc.                                     14,980       331
                                                                        -------
                                                                          1,205
                                                                        -------
Software (8.6%)
Fiserv, Inc.*                                                  11,775       367
Microsoft Corp.*                                               20,530       974
Oracle Corp.*                                                  46,720       562
                                                                        -------
                                                                          1,903
                                                                        -------
Telecommunications (1.8%)
Cisco Systems, Inc.*                                           30,055       402
                                                                        -------

Total Common Stocks                                                      21,442
                                                                        -------

Money Markets (2.7%)
Dreyfus Cash Management Money
   Market Fund                                                293,747       294
Federated Prime Value Obligations
   Money Market Fund                                          291,854       292
                                                                        -------

Total Money Markets                                                         586
                                                                        -------

Total Investments (Cost $24,338) - 100.1%                                22,028

Liabilities in excess of other assets - (0.1)%                              (14)
                                                                        -------

NET ASSETS - 100.0%                                                     $22,014
                                                                        =======

                 See notes to schedules of portfolio investments

Quality Growth Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
-------------------------------------------------------------------------------

                                                             Shares      Value
                                                           ---------   --------
Common Stocks (98.5%)
Advertising (1.1%)
Omnicom Group, Inc.                                          150,000   $  9,045
                                                                       --------

Aerospace/Defense (1.0%)
United Technologies Corp.                                    136,000      8,647
                                                                       --------

Banks (14.5%)
Bank of New York Co., Inc.                                 1,240,000     31,371
First Tennessee National Corp.                               253,000      9,488
Mellon Financial Corp.                                     1,400,000     32,017
Northern Trust Corp.                                         685,000     23,427
Wells Fargo & Co.                                            505,000     23,922
                                                                       --------
                                                                        120,225
                                                                       --------

Biotechnology (4.5%)
Amgen, Inc.*                                                 726,000     36,997
                                                                       --------

Chemicals (1.8%)
Ecolab, Inc.                                                 296,000     14,593
                                                                       --------

Computers (2.0%)
IBM Corp.                                                    213,000     16,663
                                                                       --------

Electrical Components & Equipment (2.7%)
Emerson Electric Corp.                                       475,000     22,292
                                                                       --------

Electronics (2.1%)
Agilent Technologies, Inc.*                                  775,000     12,772
Flextronics International Ltd.*                              530,000      4,272
                                                                       --------
                                                                         17,044
                                                                       --------

Food (2.8%)
Sysco Corp.                                                  791,000     23,232
                                                                       --------

Healthcare-Products (2.7%)
Baxter International, Inc.                                   380,000     10,708
Medtronic, Inc.                                              255,000     11,455
                                                                       --------
                                                                         22,163
                                                                       --------

Healthcare-Services (2.1%)
HCA - The Healthare Co.                                      400,000     17,096
                                                                       --------

Household Products/Wares (1.1%)
Avery Dennison Corp.                                         156,000      9,296
                                                                       --------

Insurance (5.8%)
American International Group, Inc.                           382,000     20,674
Marsh & McLennan Cos., Inc.                                  635,000     27,070
                                                                       --------
                                                                         47,744
                                                                       --------

Leisure Time (1.2%)
Harley-Davidson, Inc.                                        245,000     10,236
                                                                       --------

Media (3.3%)
Clear Channel Communications, Inc.*                          690,000     27,655
                                                                       --------

Miscellaneous Manufacturing (5.3%)
3M Co.                                                       102,000     12,704
General Electric Corp.                                       850,000     19,669
Illinois Tool Works, Inc.                                    195,000     11,860
                                                                       --------
                                                                         44,233
                                                                       --------
                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Oil & Gas (2.4%)
ChevronTexaco Corp.                                           65,000   $  4,186
Exxon Mobil Corp.                                            415,000     14,172
Transocean, Inc.                                              53,000      1,207
                                                                       --------
                                                                         19,565
                                                                       --------

Oil & Gas Services (1.1%)
Schlumberger Ltd.                                            244,000      9,199
                                                                       --------

Pharmaceuticals (4.6%)
Cardinal Health, Inc.                                        250,000     14,583
MedImmune, Inc.*                                             255,000      7,596
Pfizer, Inc.                                                 525,000     15,939
                                                                       --------
                                                                         38,118
                                                                       --------

Retail (13.5%)
Home Depot, Inc.                                           1,040,000     21,736
Kohl's Corp.*                                                225,000     11,783
Lowe's Cos., Inc.                                            900,000     30,761
Target Corp.                                               1,065,000     30,044
Wal-Mart Stores, Inc.                                        375,000     17,925
                                                                       --------
                                                                        112,249
                                                                       --------

Semiconductors (11.4%)
Analog Devices, Inc.*                                        797,000     19,072
Applied Materials, Inc.*                                     515,000      6,165
Intel Corp.                                                2,035,000     31,868
Maxim Integrated Products, Inc.                              580,000     18,067
Texas Instruments, Inc.                                    1,240,000     19,716
                                                                       --------
                                                                         94,888
                                                                       --------

Software (4.7%)
Microsoft Corp.*                                             830,000     39,392
                                                                       --------

Telecommunications (4.8%)
Cisco Systems, Inc.*                                       3,000,000     40,110
                                                                       --------

Textiles (2.0%)
Cintas Corp.                                                 395,000     16,314
                                                                       --------

Total Common Stocks                                                     816,996
                                                                       --------

Money Markets (1.6%)
Dreyfus Cash Management Money
   Market Fund                                             6,560,691      6,561
Federated Prime Value Obligations
   Money Market Fund                                       6,452,872      6,453
                                                                       --------

Total Money Markets                                                      13,014
                                                                       --------

Total Investments (Cost $941,231) - 100.1%                              830,010

Liabilities in excess of other assets - (0.1)%                             (666)
                                                                       --------

NET ASSETS - 100.0%                                                    $829,344
                                                                       ========

                 See notes to schedules of portfolio investments

Large Cap Core Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks (99.0%)
Advertising (0.2%)
Omnicom Group, Inc.                                             11,200   $   675
                                                                         -------

Aerospace/Defense (1.4%)
Boeing Co.                                                      25,000       790
Lockheed Martin Corp.                                           19,700     1,006
Raytheon Co.                                                    27,100       815
United Technologies Corp.                                       28,000     1,780
                                                                         -------
                                                                           4,391
                                                                         -------

Agriculture (1.1%)
Altria Group, Inc.                                              93,200     3,529
                                                                         -------

Airlines (0.2%)
Southwest Airlines Co.                                          42,000       548
                                                                         -------

Apparel (0.3%)
Nike, Inc., Class B                                              6,800       303
V.F. Corp.                                                      17,750       625
                                                                         -------
                                                                             928
                                                                         -------

Auto Manufacturers (0.7%)
Ford Motor Co.                                                  98,800       900
General Motors Corp.                                            38,400     1,395
                                                                         -------
                                                                           2,295
                                                                         -------

Auto Parts & Equipment (0.3%)
Delphi Automotive Systems Corp.                                 31,525       269
Johnson Controls, Inc.                                          10,100       815
                                                                         -------
                                                                           1,084
                                                                         -------

Banks (8.7%)
Bank of America Corp.                                           59,700     4,181
Bank of New York Co., Inc.                                      40,000     1,012
Bank One Corp.                                                  58,000     2,118
BB&T Corp.                                                      35,200     1,181
Comerica, Inc.                                                  19,150       776
Fifth Third Bancorp (b)                                         19,000     1,014
First Tennessee National Corp.                                  40,000     1,500
FleetBoston Financial Corp.                                     51,900     1,355
Mellon Financial Corp.                                          26,400       604
National City Corp.                                             34,300       954
Northern Trust Corp.                                            17,000       581
PNC Bank Corp.                                                  14,000       617
SouthTrust Corp.                                                48,200     1,256
State Street Corp.                                              23,550       932
U.S. Bancorp                                                   106,900     2,256
Union Planters Corp.                                            48,000     1,355
Wachovia Corp.                                                  61,800     2,223
Wells Fargo & Co.                                               68,200     3,230
                                                                         -------
                                                                          27,145
                                                                         -------

Beverages (2.4%)
Anheuser-Busch Co., Inc.                                        33,000     1,567
Coca-Cola Co.                                                   74,800     3,026
PepsiCo, Inc.                                                   72,400     2,931
                                                                         -------
                                                                           7,524
                                                                         -------

Biotechnology (1.4%)
Amgen, Inc.*                                                    62,800     3,200
Charles River Laboratories
   International, Inc.*                                         19,000       566
Genentech, Inc.*                                                20,700       761
                                                                         -------
                                                                           4,527
                                                                         -------
                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Building Materials (0.2%)
Masco Corp.                                                     40,300   $   733
                                                                         -------

Chemicals (1.7%)
Air Products and Chemicals, Inc.                                15,400       638
Dow Chemical Co.                                                38,100     1,107
E. I. du Pont de Nemours & Co.                                  41,500     1,572
Ecolab, Inc.                                                     7,300       360
Praxair, Inc.                                                    9,900       540
RPM International, Inc.                                         53,000       579
Sigma-Aldrich Corp.                                              9,800       440
                                                                         -------
                                                                           5,236
                                                                         -------

Commercial Services (1.0%)
Cendant Corp.*                                                  92,200     1,022
H & R Block, Inc.                                               20,000       758
McKesson, Inc.                                                  29,700       844
Paychex, Inc.                                                   19,000       478
                                                                         -------
                                                                           3,102
                                                                         -------

Computers (4.3%)
Affiliated Computer Services, Inc.,
   Class A*                                                     12,650       686
Computer Sciences Corp.*                                        16,200       496
Dell Computer Corp.*                                            97,000     2,314
EMC Corp.*                                                     100,000       770
Hewlett-Packard Co.                                            113,100     1,969
IBM Corp.                                                       66,000     5,164
Lexmark International, Inc.*                                    12,000       726
Reynolds & Reynolds Co., Class A                                13,700       341
SunGard Data Systems, Inc.*                                     29,700       577
Unisys Corp.*                                                   52,000       485
                                                                         -------
                                                                          13,528
                                                                         -------

Cosmetics/Personal Care (2.6%)
Alberto-Culver Co., Class B                                     21,850     1,108
Colgate-Palmolive Co.                                           23,450     1,194
Gillette Co.                                                    42,500     1,271
Kimberly-Clark Corp.                                            19,500       903
Procter & Gamble Co.                                            44,000     3,765
                                                                         -------
                                                                           8,241
                                                                         -------

Diversified Financial Services (7.1%)
American Express Co.                                            64,100     2,277
Capital One Financial Corp.                                     17,186       534
Citigroup, Inc.                                                200,000     6,876
Fannie Mae                                                      44,500     2,879
Freddie Mac                                                     33,000     1,847
Household International, Inc.                                   19,000       519
J.P. Morgan Chase & Co.                                         93,700     2,187
MBNA Corp.                                                      74,500     1,254
Merrill Lynch & Co., Inc.                                       56,700     1,986
Morgan Stanley Dean Witter & Co.                                56,100     2,126
                                                                         -------
                                                                          22,485
                                                                         -------

Electric (2.9%)
American Electric Power Co.                                     20,100       475
Consolidated Edison, Inc.                                       17,000       679
Dominion Resources, Inc.                                        18,000       975
DTE Energy Co.                                                  11,000       461
Duke Energy Corp.                                               42,000       715
Entergy Corp.                                                   12,100       538
Exelon Corp.                                                    15,500       789

                                    Continued

Large Cap Core Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Electric, continued
First Energy Corp.                                              18,050   $   563
FPL Group, Inc.                                                 12,000       701
Nisource, Inc.                                                  35,000       622
PPL Corp.                                                       14,600       511
Public Service Enterprise Group, Inc.                           13,000       459
Southern Co.                                                    43,000     1,211
TXU Corp.                                                       22,000       404
                                                                         -------
                                                                           9,103
                                                                         -------

Electrical Components & Equipment (0.4%)
Emerson Electric Corp.                                          26,000     1,220
                                                                         -------

Electronics (0.3%)
Agilent Technologies, Inc.*                                     30,450       501
Tektronix, Inc.*                                                25,000       413
                                                                         -------
                                                                             914
                                                                         -------

Environmental Control (0.2%)
Waste Management, Inc.                                          27,900       641
                                                                         -------

Food (1.9%)
General Mills, Inc.                                             31,150     1,399
Kellogg Co.                                                     37,800     1,263
Kroger Co.*                                                     62,500       943
Sara Lee Corp.                                                  52,950     1,056
SUPERVALU, Inc.                                                 51,000       759
Unilever NV, ADR                                                10,000       567
                                                                         -------
                                                                           5,987
                                                                         -------

Forest Products & Paper (0.5%)
International Paper Co.                                         30,000     1,071
Weyerhaeuser Co.                                                13,425       645
                                                                         -------
                                                                           1,716
                                                                         -------

Gas (0.2%)
KeySpan Corp.                                                   18,200       619
                                                                         -------

Hand/Machine Tools (0.2%)
Black & Decker Corp.                                            21,000       769
                                                                         -------

Healthcare-Products (3.9%)
Baxter International, Inc.                                      32,500       916
Biomet, Inc.                                                    25,000       699
Guidant Corp. *                                                 21,850       735
Johnson & Johnson                                              115,600     6,197
Medtronic, Inc.                                                 60,600     2,722
Stryker Corp.                                                   14,000       843
                                                                         -------
                                                                          12,112
                                                                         -------

Healthcare-Services (1.8%)
Aetna, Inc.                                                     18,000       783
HCA- The Healthare Co.                                          32,800     1,402
HEALTHSOUTH Corp.*                                              46,350       178
Humana, Inc.*                                                   61,850       615
UnitedHealth Group, Inc.                                        17,500     1,537
Wellpoint Health Networks, Inc.*                                15,600     1,134
                                                                         -------
                                                                           5,649
                                                                         -------
Home Furnishings (0.4%)
La-Z-Boy, Inc.                                                  30,000       608
Whirlpool Corp.                                                 14,600       759
                                                                         -------
                                                                           1,367
                                                                         -------
                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Household Products/Wares (0.7%)
Avery Dennison Corp.                                            10,425   $   621
Clorox Co.                                                      18,350       701
Fortune Brands, Inc.                                            17,800       785
                                                                         -------
                                                                           2,107
                                                                         -------

Housewares (0.3%)
Newell Rubbermaid, Inc.                                         30,000       836
                                                                         -------

Insurance (5.1%)
ACE Ltd.                                                        34,000     1,001
AFLAC, Inc.                                                     34,400     1,114
Allstate Corp.                                                  31,800     1,119
American International Group, Inc.                              88,900     4,812
Chubb Corp.                                                     12,200       655
CIGNA Corp.                                                     10,250       448
Hartford Financial Services Group, Inc.                         17,150       715
Jefferson-Pilot Corp.                                           10,650       410
John Hancock Financial Services, Inc.                           39,000     1,065
Lincoln National Corp.                                          18,800       606
Marsh & McLennan Cos., Inc.                                     31,300     1,335
MBIA, Inc.                                                      18,500       758
MetLife, Inc.                                                   38,600     1,033
MGIC Investment Corp.                                           10,700       461
Travelers Property Casualty Corp.,
   Class B*                                                     40,400       657
                                                                         -------
                                                                          16,189
                                                                         -------

Internet (0.2%)
Symantec Corp.*                                                 13,300       621
                                                                         -------

Iron/Steel (0.1%)
Nucor Corp.                                                      8,225       328
                                                                         -------

Lodging (0.3%)
Hilton Hotels Corp.                                             35,000       410
Starwood Hotels & Resorts
   Worldwide, Inc.                                              28,600       671
                                                                         -------
                                                                           1,081
                                                                         -------

Media (4.5%)
AOL Time Warner, Inc.*                                         192,800     2,247
Clear Channel Communications, Inc.*                             27,450     1,100
Comcast Corp., Class A*                                         44,750     1,192
Comcast Corp., Special Class A*                                 50,000     1,279
Emmis Communications Corp.*                                     25,500       559
Gannett, Inc.                                                   19,400     1,410
McGraw-Hill Cos., Inc.                                          14,500       859
New York Times Co.                                               8,225       402
The Walt Disney Co.                                             83,600     1,463
Tribune Co.                                                     14,000       678
Univision Communications, Inc.*                                 19,750       521
Viacom, Inc.*                                                   64,350     2,480
                                                                         -------
                                                                          14,190
                                                                         -------

Mining (0.3%)
Alcoa, Inc.                                                     47,000       929
                                                                         -------

Miscellaneous Manufacturing (5.1%)
3M Co.                                                          18,400     2,292
Danaher Corp.                                                   10,500       645

                                    Continued

                                                             Large Cap Core Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                               Shares     Value
                                                              -------   --------
Common Stocks, continued
Miscellaneous Manufacturing, continued
Eastman Kodak Co.                                              19,000   $    576
Eaton Corp.                                                    10,600        753
General Electric Corp.                                        372,700      8,624
Honeywell International, Inc.                                  31,000        758
Illinois Tool Works, Inc.                                      15,500        943
ITT Industries, Inc.                                           18,700      1,050
Textron, Inc.                                                  10,300        397
                                                                        --------
                                                                          16,038
                                                                        --------

Office/Business Equipment (0.3%)
Pitney Bowes, Inc.                                             24,900        810
                                                                        --------

Oil & Gas (5.4%)
ChevronTexaco Corp.                                            44,200      2,846
ConocoPhillips                                                 34,500      1,663
Devon Energy Corp.                                             14,600        661
Exxon Mobil Corp.                                             271,000      9,255
Marathon Oil Corp.                                             26,575        555
Occidental Petroleum Corp.                                     19,200        561
Sunoco, Inc.                                                   18,000        564
Unocal Corp.                                                   27,025        753
                                                                        --------
                                                                          16,858
                                                                        --------

Oil & Gas Services (0.6%)
Baker Hughes, Inc.                                             18,000        545
Schlumberger Ltd.                                              32,000      1,206
                                                                        --------
                                                                           1,751
                                                                        --------

Packaging & Containers (0.2%)
Pactiv Corp.*                                                  31,500        643
                                                                        --------

Pharmaceuticals (8.3%)
Abbott Laboratories                                            62,700      2,390
Bristol-Myers Squibb Co.                                       74,000      1,746
Cardinal Health, Inc.                                          23,650      1,380
Eli Lilly & Co.                                                39,350      2,370
King Pharmaceuticals, Inc.*                                    31,000        455
MedImmune, Inc.*                                               30,000        894
Merck & Co., Inc.                                              88,700      4,913
Pfizer, Inc.                                                  245,700      7,460
Pharmacia Corp.                                                59,000      2,464
Wyeth                                                          55,550      2,168
                                                                        --------
                                                                          26,240
                                                                        --------

Retail (5.6%)
AutoZone, Inc.*                                                 9,500        624
Best Buy Co.*                                                  27,450        716
Costco Wholesale Corp.*                                        24,800        716
CVS Corp.                                                      25,650        580
Federated Department Stores, Inc.*                             15,500        403
Home Depot, Inc.                                               90,650      1,895
J.C. Penney Co., Inc.                                          22,000        427
Kohl's Corp.*                                                  16,650        872
Limited Brands, Inc.                                           43,450        547
Lowe's Cos., Inc.                                              36,650      1,253
May Department Stores Co.                                      21,100        433
McDonald's Corp.                                               52,050        741
RadioShack Corp.                                               17,300        345

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Retail, continued
Sears Roebuck & Co.                                            17,950   $    475
Staples, Inc.*                                                 38,450        660
Target Corp.                                                   41,200      1,162
Wal-Mart Stores, Inc.(a)                                       92,000      4,398
Walgreen Co.                                                   43,900      1,273
                                                                        --------
                                                                          17,520
                                                                        --------

Savings & Loans (0.6%)
Washington Mutual, Inc.                                        58,400      2,012
                                                                        --------

Semiconductors (3.0%)
Altera Corp.*                                                  27,500        302
Analog Devices, Inc.*                                          22,650        542
Applied Materials, Inc.*                                       71,500        856
Intel Corp.                                                   257,500      4,031
KLA-Tencor Corp.*                                              12,000        392
Linear Technology Corp.                                        21,000        549
Maxim Integrated Products, Inc.                                20,050        625
Novellus Systems, Inc.*                                        10,000        295
Teradyne, Inc.*                                                26,700        277
Texas Instruments, Inc.                                        75,000      1,193
Xilinx, Inc.*                                                  26,295        520
                                                                        --------
                                                                           9,582
                                                                        --------

Software (5.2%)
Adobe Systems, Inc.                                            16,000        423
Autodesk, Inc.                                                 29,000        433
Automatic Data Processing, Inc.                                34,400      1,193
BMC Software, Inc.*                                            31,000        547
Computer Associates International, Inc.                        21,000        281
First Data Corp.                                               51,200      1,761
Fiserv, Inc.*                                                   7,500        234
Intuit, Inc.*                                                  11,200        494
Microsoft Corp.*                                              172,300      8,177
Oracle Corp.*                                                 183,400      2,206
PeopleSoft, Inc.*                                              23,800        461
                                                                        --------
                                                                          16,210
                                                                        --------

Telecommunications (5.7%)
Alltel Corp.                                                   16,000        750
AT&T Corp.                                                     29,200        569
BellSouth Corp.                                                85,000      1,936
Cisco Systems, Inc.*                                          298,750      3,995
Motorola, Inc.                                                107,700        859
QUALCOMM, Inc.*                                                31,000      1,167
SBC Communications, Inc.                                      144,000      3,520
Sprint Corp.                                                   46,000        558
Verizon Communications, Inc.                                  116,000      4,441
                                                                        --------
                                                                          17,795
                                                                        --------

Toys/Games/Hobbies (0.2%)
Mattel, Inc.                                                   31,700        634
                                                                        --------

Transportation (1.0%)
Burlington Northern Santa Fe Corp.                             22,650        588
FedEx Corp.                                                    25,000      1,315
Union Pacific Corp.                                            19,500      1,113
                                                                        --------
                                                                           3,016
                                                                        --------

Total Common Stocks                                                      311,458
                                                                        --------

                                   Continued

Large Cap Core Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                            Shares       Value
                                                           ---------   --------
Money Markets (0.9%)
Dreyfus Cash Management Money
   Market Fund                                                   100   $     --#
Federated Prime Value Obligations
   Money Market Fund                                       2,889,722      2,890
                                                                       --------

Total Money Markets                                                       2,890
                                                                       --------

Total Investments (Cost $327,361) - 99.9%                               314,348

Other assets in excess of liabilities - 0.1%                                235
                                                                       --------

NET ASSETS - 100.0%                                                    $314,583
                                                                       ========

                See notes to schedules of portfolio investments

                                                               Equity Index Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------
                                                                 Shares    Value
                                                                -------   ------
Common Stocks (99.5%)
Advertising (0.2%)
Interpublic Group Cos., Inc.                                     26,400   $  340
Omnicom Group, Inc.                                              12,900      778
                                                                          ------
                                                                           1,118
                                                                          ------

Aerospace/Defense (1.6%)
Boeing Co.                                                       57,592    1,819
General Dynamics Corp.                                           13,800      913
Goodrich Corp.                                                    7,300      126
Lockheed Martin Corp.                                            31,288    1,597
Northrop Grumman Corp.                                           12,467    1,140
Raytheon Co.                                                     27,800      837
Rockwell Collins                                                 12,600      260
United Technologies Corp.                                        32,500    2,065
                                                                          ------
                                                                           8,757
                                                                          ------

Agriculture (1.2%)
Altria Group, Inc.                                              141,900    5,374
Monsanto Co.                                                     15,850      280
R.J. Reynolds Tobacco                                             6,100      258
U.S.T., Inc.                                                     11,600      358
                                                                          ------
                                                                           6,270
                                                                          ------

Airlines (0.1%)
AMR Corp.*                                                       10,700       31
Delta Air Lines, Inc.                                             8,500       78
Southwest Airlines Co.                                           53,205      694
                                                                          ------
                                                                             803
                                                                          ------

Apparel (0.3%)
Jones Apparel Group, Inc.*                                        8,800      288
Liz Claiborne, Inc.                                               7,300      210
Nike, Inc., Class B                                              18,200      810
Reebok International Ltd.*                                        4,100      124
V.F. Corp.                                                        7,500      264
                                                                          ------
                                                                           1,696
                                                                          ------

Auto Manufacturers (0.5%)
Ford Motor Co.                                                  125,603    1,144
General Motors Corp.                                             38,400    1,396
Navistar International Corp.*                                     4,120       99
PACCAR, Inc.                                                      7,925      343
                                                                          ------
                                                                           2,982
                                                                          ------

Auto Parts & Equipment (0.2%)
Cooper Tire & Rubber Co.                                          5,000       72
Dana Corp.                                                       10,232      110
Delphi Automotive Systems Corp.                                  38,284      326
Goodyear Tire & Rubber Co.                                       11,700       62
Johnson Controls, Inc.                                            6,100      492
Visteon Corp.                                                     8,962       62
                                                                          ------
                                                                           1,124
                                                                          ------

Banks (7.2%)
AmSouth Bancorp.                                                 24,350      499
Bank of America Corp.                                           102,692    7,193
Bank of New York Co., Inc.                                       52,500    1,328
Bank One Corp.                                                   79,911    2,918
BB&T Corp.                                                       32,900    1,104
Charter One Financial, Inc.                                      15,493      448
Comerica, Inc.                                                   11,950      484
Fifth Third Bancorp (b)                                          39,612    2,113
First Tennessee National Corp.                                    8,600      323

                                    Continued

                                                               Equity Index Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Banks, continued
FleetBoston Financial Corp.                                     72,012   $ 1,880
Huntington Bancshares                                           16,161       307
KeyCorp                                                         29,100       700
Marshall & Ilsley Corp.                                         14,500       393
Mellon Financial Corp.                                          29,600       677
National City Corp.                                             42,000     1,168
North Fork Bancorp.                                             11,100       360
Northern Trust Corp.                                            15,200       520
PNC Bank Corp.                                                  19,500       859
Regions Financial Corp.                                         15,200       498
SouthTrust Corp.                                                23,800       620
State Street Corp.                                              22,300       883
SunTrust Banks, Inc.                                            19,500     1,105
Synovus Financial Corp.                                         20,400       394
U.S. Bancorp                                                   131,377     2,772
Union Planters Corp.                                            13,600       384
Wachovia Corp.                                                  93,270     3,354
Wells Fargo & Co.                                              116,100     5,499
Zions Bancorporation                                             6,200       257
                                                                         -------
                                                                          39,040
                                                                         -------

Beverages (3.0%)
Adolph Coors Co.                                                 2,500       151
Anheuser-Busch Co., Inc.                                        58,740     2,788
Brown-Forman Corp.                                               4,700       292
Coca-Cola Co.                                                  170,100     6,882
Coca-Cola Enterprises, Inc.                                     30,800       679
Pepsi Bottling Group, Inc.                                      19,200       487
PepsiCo, Inc.                                                  118,490     4,796
                                                                         -------
                                                                          16,075
                                                                         -------

Biotechnology (1.1%)
Amgen, Inc.*                                                    88,040     4,486
Biogen, Inc.*                                                   10,200       390
Chiron Corp.*                                                   12,900       484
Genzyme Corp.*                                                  14,700       476
Millipore Corp.*                                                 3,300       107
                                                                         -------
                                                                           5,943
                                                                         -------

Building Materials (0.2%)
American Standard Companies, Inc.*                               4,900       327
Masco Corp.                                                     33,800       615
Vulcan Materials Co.                                             7,000       238
                                                                         -------
                                                                           1,180
                                                                         -------

Chemicals (1.6%)
Air Products and Chemicals, Inc.                                15,600       647
Ashland, Inc.                                                    4,700       130
Dow Chemical Co.                                                62,454     1,815
E. I. du Pont de Nemours & Co.                                  68,120     2,580
Eastman Chemical Co.                                             5,300       181
Ecolab, Inc.                                                     8,900       439
Engelhard Corp.                                                  8,737       181
Great Lakes Chemical Corp.                                       3,400        76
Hercules, Inc.*                                                  7,700        64
International Flavors & Fragrances, Inc.                         6,500       207
PPG Industries, Inc.                                            11,600       566
Praxair, Inc.                                                   11,100       605

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Chemicals, continued
Rohm & Haas Co.                                                 15,177   $   468
Sherwin-Williams Co.                                            10,300       274
Sigma-Aldrich Corp.                                              4,900       220
                                                                         -------
                                                                           8,453
                                                                         -------

Commercial Services (0.9%)
Apollo Group, Inc., Class A*                                    12,000       534
Cendant Corp.*                                                  71,119       787
Concord EFS, Inc.*                                              34,900       512
Convergys Corp.*                                                11,900       152
Deluxe Corp.                                                     4,200       169
Equifax, Inc.                                                    9,800       210
H & R Block, Inc.                                               12,400       470
McKesson, Inc.                                                  19,927       567
Moody's Corp.                                                   10,365       434
Paychex, Inc.                                                   25,850       650
Quintiles Transnational Corp.*                                   8,100       103
R.R. Donnelley & Sons Co.                                        7,800       168
Robert Half International, Inc.*                                11,900       180
                                                                         -------
                                                                           4,936
                                                                         -------

Computers (4.1%)
Apple Computer, Inc.*                                           24,700       355
Computer Sciences Corp.*                                        11,800       361
Dell Computer Corp.*                                           177,700     4,239
Electronic Data Systems Corp.                                   32,700       554
EMC Corp.*                                                     150,900     1,162
Gateway, Inc.*                                                  25,900        68
Hewlett-Packard Co.                                            209,362     3,645
IBM Corp.                                                      115,950     9,070
IMS Health, Inc.                                                19,230       324
Lexmark International, Inc.*                                     8,600       521
NCR Corp.*                                                       6,700       129
Network Appliance, Inc.*                                        23,200       251
Sun Microsystems, Inc.*                                        215,100       665
SunGard Data Systems, Inc.*                                     19,400       377
Unisys Corp.*                                                   22,300       208
Veritas Software Corp.*                                         28,300       517
                                                                         -------
                                                                          22,446
                                                                         -------

Cosmetics/Personal Care (2.6%)
Alberto-Culver Co., Class B                                      4,000       203
Avon Products, Inc.                                             16,100       805
Colgate-Palmolive Co.                                           36,900     1,879
Gillette Co.                                                    72,364     2,164
Kimberly-Clark Corp.                                            35,240     1,632
Procter & Gamble Co.                                            89,100     7,624
                                                                         -------
                                                                          14,307
                                                                         -------

Distribution/Wholesale (0.1%)
Genuine Parts Co.                                               12,025       355
W.W. Grainger, Inc.                                              6,300       298
                                                                         -------
                                                                             653
                                                                         -------

Diversified Financial Services (7.4%)
American Express Co.                                            90,200     3,205
Bear Stearns Companies, Inc.                                     6,587       409
Capital One Financial Corp.                                     15,200       472
Charles Schwab Corp.                                            92,175       850

                                   Continued

Equity Index Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Diversified Financial Services, continued
Citigroup, Inc.                                                352,370   $12,114
Countrywide Credit Industries, Inc.                              8,700       480
Fannie Mae                                                      68,300     4,419
Franklin Resources, Inc.                                        17,800       593
Freddie Mac                                                     47,700     2,670
Goldman Sachs Group, Inc.                                       32,800     2,234
Household International, Inc.                                   31,293       855
J.P. Morgan Chase & Co.                                        136,954     3,197
Janus Capital Group Inc.                                        15,300       194
Lehman Brothers Holding, Inc.                                   16,300       889
MBNA Corp.                                                      87,645     1,475
Merrill Lynch & Co., Inc.                                       59,300     2,077
Morgan Stanley Dean Witter & Co.                                74,432     2,821
Providian Financial Corp.*                                      19,900       127
SLM Corp.                                                       10,500     1,115
T. Rowe Price Group, Inc.                                        8,400       225
                                                                         -------
                                                                          40,421
                                                                         -------

Electric (2.5%)
AES Corp.*                                                      42,600       148
Allegheny Energy, Inc.                                           8,600        72
Ameren Corp.                                                    10,000       393
American Electric Power Co.                                     23,260       549
Calpine Corp.*                                                  29,700        97
Centerpoint Energy Inc.                                         20,944       146
Cinergy Corp.                                                   11,535       366
CMS Energy Corp.                                                 9,900        56
Consolidated Edison, Inc.                                       14,700       587
Constellation Energy Group, Inc.                                11,300       312
Dominion Resources, Inc.                                        21,067     1,141
DTE Energy Co.                                                  11,500       482
Duke Energy Corp.                                               61,112     1,041
Edison International, Inc.*                                     22,400       276
Entergy Corp.                                                   15,200       676
Exelon Corp.                                                    22,162     1,129
First Energy Corp.                                              20,370       636
FPL Group, Inc.                                                 12,500       730
Mirant Corp.*                                                   31,974        56
Nisource, Inc.                                                  14,953       266
PG&E Corp.*                                                     27,100       374
Pinnacle West Capital Corp.                                      5,800       181
PPL Corp                                                        10,600       371
Progress Energy, Inc.                                           15,937       644
Public Service Enterprise Group, Inc.                           14,600       515
Southern Co.                                                    48,800     1,374
Teco Energy, Inc.                                               11,100       154
TXU Corp.                                                       22,070       405
Xcel Energy, Inc.                                               27,385       302
                                                                         -------
                                                                          13,479
                                                                         -------

Electrical Components & Equipment (0.3%)
American Power Conversion Corp.*                                13,500       210
Emerson Electric Corp.                                          28,900     1,356
Molex, Inc.                                                     13,175       277
Power-One, Inc.*                                                 5,500        27
                                                                         -------
                                                                           1,870
                                                                         -------
                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Electronics (0.5%)
Agilent Technologies, Inc.*                                     31,957   $   526
Applied Biosystems Group                                        14,400       252
Jabil Circuit, Inc.*                                            13,600       212
Parker Hannifin Corp.                                            8,125       327
PerkinElmer, Inc.                                                8,800        69
Sanmina Corp.*                                                  39,600       145
Solectron Corp.*                                                65,600       236
Symbol Technologies, Inc                                        15,850       134
Tektronix, Inc.*                                                 6,100       101
Thermo Electron Corp.*                                          11,200       204
Thomas & Betts Corp.*                                            4,100        69
Waters Corp.*                                                    8,900       205
                                                                         -------
                                                                           2,480
                                                                         -------

Engineering & Construction (0.0%)
Fluor Corp.                                                      5,500       164
McDermott International, Inc.*                                   4,800        19
                                                                         -------
                                                                             183
                                                                         -------

Entertainment (0.1%)
International Game Technology*                                   5,900       465
                                                                         -------

Environmental Control (0.2%)
Allied Waste Industries, Inc.*                                  13,600       133
Waste Management, Inc.                                          41,742       960
                                                                         -------
                                                                           1,093
                                                                         -------

Food (2.1%)
Albertson's, Inc.                                               25,997       559
Archer-Daniels-Midland Co.                                      44,371       535
Campbell Soup Co.                                               28,100       674
Conagra, Inc.                                                   36,850       904
General Mills, Inc.                                             25,200     1,131
H.J. Heinz Co.                                                  24,100       779
Hershey Foods Corp.                                              9,300       600
Kellogg Co.                                                     28,000       935
Kroger Co.*                                                     53,000       800
Safeway, Inc.*                                                  30,300       718
Sara Lee Corp.                                                  53,533     1,067
SUPERVALU, Inc.                                                  9,200       137
Sysco Corp.                                                     45,100     1,324
Winn-Dixie Stores, Inc.                                          9,700       136
Wm. Wrigley Jr. Co.                                             15,500       861
                                                                         -------
                                                                          11,160
                                                                         -------

Forest Products & Paper (0.6%)
Boise Cascade Corp.                                              4,008        96
Georgia Pacific Corp.                                           15,845       244
International Paper Co.                                         32,936     1,175
Louisiana-Pacific Corp.*                                         7,400        54
MeadWestvaco Corp.                                              13,717       330
Plum Creek Timber Co., Inc.                                     12,700       277
Temple-Inland, Inc.                                              3,700       160
Weyerhaeuser Co.                                                15,050       723
                                                                         -------
                                                                           3,059
                                                                         -------

Gas (0.2%)
KeySpan Corp.                                                    9,700       330
NICOR, Inc.                                                      3,000        94
People's Energy Corp.                                            2,400        88
Sempra Energy                                                   14,025       338
                                                                         -------
                                                                             850
                                                                         -------

                                    Continued

                                                               Equity Index Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Hand/Machine Tools (0.1%)
Black & Decker Corp.                                             5,500   $   202
Snap-On, Inc.                                                    4,050       103
Stanley Works                                                    5,900       157
                                                                         -------
                                                                             462
                                                                         -------
Healthcare-Products (3.9%)
Bausch & Lomb, Inc.                                              3,700       123
Baxter International, Inc.                                      40,700     1,147
Becton, Dickinson & Co.                                         17,600       577
Biomet, Inc.                                                    17,775       497
Boston Scientific Corp.*                                        28,000     1,133
C.R. Bard, Inc.                                                  3,500       198
Guidant Corp.*                                                  21,000       706
Johnson & Johnson                                              203,832    10,927
Medtronic, Inc.                                                 83,600     3,755
St. Jude Medical, Inc.*                                         12,200       532
Stryker Corp.                                                   13,600       819
Zimmer Holdings, Inc.*                                          13,390       549
                                                                         -------
                                                                          20,963
                                                                         -------
Healthcare-Services (1.2%)
Aetna, Inc.                                                     10,370       451
Anthem, Inc.*                                                    9,700       602
HCA- The Healthare Co.                                          35,249     1,507
Health Management Associates, Inc., Class A                     16,400       304
HEALTHSOUTH Corp.*                                              28,300       108
Humana, Inc.*                                                   11,100       110
Manor Care, Inc.*                                                6,600       127
Quest Diagnostics, Inc.*                                         6,700       360
Tenet Healthcare Corp.*                                         33,500       603
UnitedHealth Group, Inc.                                        20,900     1,837
Wellpoint Health Networks, Inc.*                                10,000       727
                                                                         -------
                                                                           6,736
                                                                         -------
Home Builders (0.1%)
Centex Corp.                                                     4,200       222
KB Home                                                          3,240       145
Pulte Corp.                                                      4,200       210
                                                                         -------
                                                                             577
                                                                         -------
Home Furnishings (0.1%)
Leggett & Platt, Inc.                                           13,400       271
Maytag Corp.                                                     5,400       136
Whirlpool Corp.                                                  4,700       244
                                                                         -------
                                                                             651
                                                                         -------
Household Products/Wares (0.3%)
American Greetings Corp., Class A*                               4,600        64
Avery Dennison Corp.                                             7,500       447
Clorox Co.                                                      15,100       577
Fortune Brands, Inc.                                            10,200       450
Tupperware Corp.                                                 4,100        63
                                                                         -------
                                                                           1,601
                                                                         -------
Housewares (0.1%)
Newell Rubbermaid, Inc.                                         18,380       512
                                                                         -------
                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Insurance (5.0%)
ACE Ltd.                                                        18,000   $   530
AFLAC, Inc.                                                     35,400     1,147
Allstate Corp.                                                  48,198     1,696
AMBAC Financial Group, Inc.                                      7,250       388
American International Group, Inc.                             179,000     9,686
AON Corp.                                                       19,500       369
Chubb Corp.                                                     11,700       629
CIGNA Corp.                                                      9,600       419
Cincinnati Financial Corp.                                      11,100       397
Hartford Financial Services Group, Inc.                         17,100       713
Jefferson-Pilot Corp.                                            9,837       379
John Hancock Financial Services, Inc.                           19,800       541
Lincoln National Corp.                                          12,100       390
Loews Corp.                                                     12,700       559
Marsh & McLennan Cos., Inc.                                     36,800     1,569
MBIA, Inc.                                                      10,000       410
MetLife, Inc.                                                   48,000     1,285
MGIC Investment Corp.                                            6,900       298
Principal Financial Group                                       23,100       661
Progressive Corp.                                               14,900       720
Prudential Financial, Inc.                                      38,800     1,233
SAFECO Corp.                                                     9,000       323
St. Paul Companies                                              14,934       487
Torchmark Corp.                                                  8,100       291
Travelers Property Casualty Corp., Class B*                     68,931     1,121
UNUM Corp.                                                      16,584       290
XLCapital Ltd., Class A                                          9,300       698
                                                                         -------
                                                                          27,229
                                                                         -------
Internet (0.4%)
eBay, Inc.*                                                     21,000     1,579
TMP Worldwide, Inc.*                                             7,700        85
Yahoo, Inc.*                                                    40,500       737
                                                                         -------
                                                                           2,401
                                                                         -------
Iron/Steel (0.1%)
Allegheny Technologies, Inc.                                     5,660        26
Nucor Corp.                                                      5,400       216
United States Steel Corp.                                        7,140       102
                                                                         -------
                                                                             344
                                                                         -------
Leisure Time (0.4%)
Brunswick Corp.                                                  6,200       121
Carnival Corp.                                                  40,300       971
Harley-Davidson, Inc.                                           20,800       869
Sabre Group Holdings, Inc.*                                      9,765       175
                                                                         -------
                                                                           2,136
                                                                         -------
Lodging (0.3%)
Harrah's Entertainment, Inc.*                                    7,700       279
Hilton Hotels Corp.                                             25,900       303
Marriott International, Inc.                                    16,300       509
Starwood Hotels & Resorts Worldwide, Inc.                       13,700       321
                                                                         -------
                                                                           1,412
                                                                         -------
Machinery-Construction & Mining (0.2%)
Caterpillar, Inc.                                               23,600     1,038
                                                                         -------

                                    Continued

Equity Index Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Machinery-Diversified (0.3%)
Cummins Engine, Inc.                                             2,800   $    69
Deere & Co.                                                     16,400       692
Dover Corp.                                                     13,900       364
Rockwell International Corp.                                    12,800       295
                                                                         -------
                                                                           1,420
                                                                         -------
Media (3.9%)
AOL Time Warner, Inc.*                                         306,680     3,576
Clear Channel Communications, Inc.*                             42,000     1,683
Comcast Corp., Class A*                                        157,882     4,204
Dow Jones & Co.                                                  5,700       230
Gannett, Inc.                                                   18,300     1,330
Knight-Ridder, Inc.                                              5,600       379
McGraw-Hill Cos., Inc.                                          13,300       788
Meredith Corp.                                                   3,400       143
New York Times Co.                                              10,400       508
The Walt Disney Co.                                            140,050     2,451
Tribune Co.                                                     20,850     1,009
Univision Communications, Inc.*                                 15,700       414
Viacom, Inc.*                                                  120,776     4,656
                                                                         -------
                                                                          21,371
                                                                         -------
Metal Fabricate/Hardware (0.0%)
Worthington Industries, Inc.                                     5,925        90
                                                                         -------

Mining (0.4%)
Alcoa, Inc.                                                     57,876     1,144
Freeport-McMoRan Copper & Gold, Inc., Class B*                   9,900       186
Newmont Mining Corp.                                            27,515       797
Phelps Dodge Corp.*                                              6,117       211
                                                                         -------
                                                                           2,338
                                                                         -------
Miscellaneous Manufacturing (5.0%)
3M Co.                                                          26,800     3,338
Cooper Industries, Ltd.                                          6,300       223
Crane Co.                                                        4,125        66
Danaher Corp.                                                   10,400       639
Eastman Kodak Co.                                               20,000       606
Eaton Corp.                                                      4,800       341
General Electric Corp.(a)                                      682,700    15,799
Honeywell International, Inc.                                   56,312     1,376
Illinois Tool Works, Inc.                                       21,000     1,277
Ingersoll-Rand Co.                                              11,650       457
ITT Industries, Inc.                                             6,300       354
Pall Corp.                                                       8,499       132
Textron, Inc.                                                    9,400       362
Tyco International, Ltd.                                       136,900     2,192
                                                                         -------
                                                                          27,162
                                                                         -------
Office/Business Equipment (0.2%)
Pitney Bowes, Inc.                                              16,200       528
Xerox Corp.*                                                    50,334       445
                                                                         -------
                                                                             973
                                                                         -------
Oil & Gas (5.4%)
Amerada Hess Corp.                                               6,100       288
Anadarko Petroleum Corp.                                        17,009       784
Apache Corp.                                                     9,870       616
Burlington Resources, Inc.                                      13,765       607

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Oil & Gas, continued
ChevronTexaco Corp.                                             73,256   $ 4,718
ConocoPhillips                                                  46,439     2,238
Devon Energy Corp.                                              10,700       485
EOG Resources, Inc.                                              7,900       306
Exxon Mobil Corp.                                              461,640    15,765
Kerr-McGee Corp.                                                 6,873       287
Marathon Oil Corp.                                              21,300       445
Nabors Industries Ltd.*                                          9,900       365
Noble Drilling Corp.*                                            9,200       315
Occidental Petroleum Corp.                                      25,900       757
Rowan Cos., Inc.                                                 6,400       132
Sunoco, Inc.                                                     5,274       165
Transocean, Inc.                                                21,940       500
Unocal Corp.                                                    17,600       490
                                                                         -------
                                                                          29,263
                                                                         -------
Oil & Gas Services (0.6%)
Baker Hughes, Inc.                                              22,980       695
BJ Services Company*                                            10,800       330
Halliburton Co.                                                 29,900       561
Schlumberger Ltd.                                               39,800     1,501
                                                                         -------
                                                                           3,087
                                                                         -------
Packaging & Containers (0.1%)
Ball Corp.                                                       3,900       205
Bemis Co.                                                        3,600       157
Pactiv Corp.*                                                   10,900       222
Sealed Air Corp.*                                                5,716       216
                                                                         -------
                                                                             800
                                                                         -------
Pharmaceuticals (8.6%)
Abbott Laboratories                                            107,200     4,086
Allergan, Inc.                                                   8,900       540
AmerisourceBergen Corp.                                          7,300       425
Bristol-Myers Squibb Co.                                       132,900     3,135
Cardinal Health, Inc.                                           30,400     1,773
Eli Lilly & Co.                                                 77,100     4,645
Forest Laboratories, Inc.*                                      24,800     1,283
King Pharmaceuticals, Inc.*                                     16,533       243
MedImmune, Inc.*                                                17,200       512
Merck & Co., Inc.                                              154,050     8,533
Pfizer, Inc.                                                   422,700    12,834
Pharmacia Corp.                                                 88,712     3,706
Schering-Plough Corp.                                          100,600     1,822
Watson Pharmaceutical, Inc.*                                     7,300       221
Wyeth                                                           90,900     3,548
                                                                         -------
                                                                          47,306
                                                                         -------
Pipelines (0.2%)
Dynegy, Inc.                                                    28,000        52
El Paso Energy Corp.                                            40,295       340
Kinder Morgan, Inc.                                              8,300       375
Williams Companies, Inc.                                        39,000       126
                                                                         -------
                                                                             893
                                                                         -------
REITS (0.3%)
Equity Office Properties Trust                                  28,200       674
Equity Residential Properties Trust                             18,600       455
Simon Property Group, Inc.                                      12,800       419
                                                                         -------
                                                                           1,548
                                                                         -------

                                    Continued

                                                               Equity Index Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Retail (6.8%)
AutoZone, Inc.*                                                  6,800   $   447
Bed Bath & Beyond, Inc.*                                        20,100       674
Best Buy Co.*                                                   22,050       575
Big Lots, Inc.*                                                  8,000       100
Circuit City Stores, Inc.                                       14,500        87
Costco Wholesale Corp.*                                         31,300       904
CVS Corp.                                                       27,000       611
Darden Restaurants, Inc.                                        11,700       254
Dillards Department Stores, Inc.                                 5,800        87
Dollar General Corp.                                            22,933       258
Family Dollar Stores, Inc.                                      11,900       358
Federated Department Stores, Inc.*                              13,500       351
Gap, Inc.                                                       59,937       877
Home Depot, Inc.                                               159,543     3,334
J.C. Penney Co., Inc.                                           18,400       357
Kohl's Corp.*                                                   23,100     1,210
Limited Brands, Inc.                                            35,856       451
Lowe's Cos., Inc.                                               53,500     1,829
May Department Stores Co.                                       19,800       406
McDonald's Corp.                                                87,100     1,240
Nordstrom, Inc.                                                  9,300       168
Office Depot, Inc.*                                             21,300       284
RadioShack Corp.                                                11,556       231
Sears Roebuck & Co.                                             21,675       573
Staples, Inc.*                                                  32,200       553
Starbucks Corp.*                                                26,600       604
Target Corp.                                                    62,300     1,757
Tiffany & Co.                                                   10,000       233
TJX Companies, Inc.                                             36,200       665
Toys 'R' Us, Inc.*                                              14,650       132
Wal-Mart Stores, Inc.                                          302,750    14,472
Walgreen Co.                                                    70,300     2,039
Wendy's International, Inc.                                      7,900       214
YUM! Brands, Inc.*                                              20,320       471
                                                                         -------
                                                                          36,806
                                                                         -------
Savings & Loans (0.6%)
Golden West Financial Corp.                                     10,500       772
Washington Mutual, Inc.                                         64,953     2,238
                                                                         -------
                                                                           3,010
                                                                         -------
Semiconductors (2.8%)
Advanced Micro Devices, Inc.*                                   23,600       124
Altera Corp.*                                                   26,300       289
Analog Devices, Inc.*                                           25,100       601
Applied Materials, Inc.*                                       113,100     1,354
Applied Micro Circuits Corp.*                                   23,900        87
Broadcom Corp., Class A*                                        18,900       256
Intel Corp.                                                    454,500     7,116
KLA-Tencor Corp.*                                               12,900       421
Linear Technology Corp.                                         21,400       559
LSI Logic Corp.*                                                25,600       113
Maxim Integrated Products, Inc.                                 22,000       685
Micron Technology, Inc.*                                        41,600       342
National Semiconductor Corp.*                                   12,500       165
Novellus Systems, Inc.*                                         10,000       295

                                   Continued
                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Semiconductors, continued
NVIDIACorp.*                                                    10,500   $   108
PMC-Sierra, Inc.*                                               11,500        63
QLogic Corp.*                                                    6,400       213
Teradyne, Inc.*                                                 12,600       131
Texas Instruments, Inc.                                        118,700     1,887
Xilinx, Inc.*                                                   23,100       457
                                                                         -------
                                                                          15,266
                                                                         -------
Software (5.4%)
Adobe Systems, Inc.                                             16,200       428
Autodesk, Inc.                                                   7,700       115
Automatic Data Processing, Inc.                                 41,100     1,425
BMC Software, Inc.*                                             16,200       286
Citrix System, Inc.*                                            11,700       161
Computer Associates International, Inc.                         39,318       526
Compuware Corp.*                                                29,500       103
Electronic Arts, Inc.*                                           9,600       497
First Data Corp.                                                51,600     1,775
Fiserv, Inc.*                                                   13,150       410
Intuit, Inc.*                                                   14,100       622
Mercury Interactive Corp.*                                       5,800       206
Microsoft Corp.*                                               366,800    17,408
Novell, Inc.*                                                   28,400        92
Oracle Corp.*                                                  369,748     4,448
Parametric Technology Corp.*                                    20,326        49
PeopleSoft, Inc.*                                               21,500       417
Rational Software Corp.*                                        13,300       138
Siebel Systems, Inc.*                                           32,900       275
                                                                         -------
                                                                          29,381
                                                                         -------
Telecommunications (6.2%)
ADC Telecommunications, Inc.*                                   62,800       144
Alltel Corp.                                                    21,300       998
Andrew Corp.*                                                    6,555        61
AT&T Corp.                                                      52,870     1,030
AT&T Wireless Services Inc.*                                   185,795     1,128
Avaya, Inc.*                                                    28,794        73
BellSouth Corp.                                                127,500     2,904
CenturyTel, Inc.                                                 9,800       297
Ciena Corp.*                                                    29,700       172
Cisco Systems, Inc.*                                           495,600     6,626
Citizens Communications Co.*                                    19,400       190
Comverse Technology, Inc.*                                      12,900       123
Corning, Inc.*                                                  75,500       308
JDS Uniphase Corp.*                                            108,400       294
Lucent Technologies, Inc.*                                     246,337       458
Motorola, Inc.                                                 157,880     1,260
Nextel Communications, Inc., Class A*                           66,100       834
QUALCOMM, Inc.*                                                 53,500     2,015
Qwest Communications
   International, Inc.*                                        116,300       526
SBC Communications, Inc.                                       227,796     5,567
Scientific-Atlanta, Inc.                                        10,600       118
Sprint Corp.                                                    61,500       747
Sprint PCS Group*                                               68,700       258
Tellabs, Inc.*                                                  28,300       220
Verizon Communications, Inc.                                   187,678     7,185
                                                                         -------
                                                                          33,536
                                                                         -------

                                   Continued

Equity Index Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                             Shares      Value
                                                            ---------   --------
Common Stocks, continued
Textiles (0.1%)
Cintas Corp.                                                   11,700   $    483
                                                                        --------
Toys/Games/Hobbies (0.1%)
Hasbro, Inc.                                                   11,900        143
Mattel, Inc.                                                   30,047        601
                                                                        --------
                                                                             744
                                                                        --------
Transportation (1.5%)
Burlington Northern Santa Fe Corp.                             25,900        673
CSX Corp.                                                      14,608        409
FedEx Corp.                                                    20,420      1,074
Norfolk Southern Corp.                                         26,700        526
Union Pacific Corp.                                            17,400        993
United Parcel Service, Inc.                                    76,600      4,621
                                                                           8,296
Trucking & Leasing (0.0%)
Ryder Systems, Inc.                                             4,300         97
                                                                        --------
Total Common Stocks                                                      540,775
                                                                        --------
Money Markets (0.4%)
Dreyfus Cash Management Money
   Market Fund                                                    106        --#
Federated Prime Value Obligations
   Money Market Fund                                        2,154,171      2,154
                                                                        --------
Total Money Markets                                                        2,154
                                                                        --------
Total Investments (Cost $426,720) - 99.9%                                542,929

Other assets in excess of liabilities - 0.1%                                 544
                                                                        --------

NET ASSETS - 100.0%                                                     $543,473
                                                                        ========

                 See notes to schedules of portfolio investments

                                                                   Balanced Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks (61.6%)
Advertising (1.7%)
Omnicom Group, Inc.                                             74,000   $ 4,462
                                                                         -------


Aerospace/Defense (1.3%)
United Technologies Corp.                                       56,000     3,560
                                                                         -------
Apparel (0.7%)
Coach, Inc. *                                                   55,500     1,773
                                                                         -------
Banks (3.2%)
Mellon Financial Corp.                                         229,000     5,237
Northern Trust Corp.                                            93,000     3,181
                                                                         -------
                                                                           8,418
                                                                         -------
Beverages (1.4%)
PepsiCo, Inc.                                                   89,000     3,603
                                                                         -------
Biotechnology (2.1%)
Amgen, Inc. *                                                  110,000     5,606
                                                                         -------
Chemicals (2.6%)
Ecolab, Inc.                                                    85,300     4,205
Praxair, Inc.                                                   51,000     2,782
                                                                         -------
                                                                           6,987
                                                                         -------
Commercial Services (0.6%)
Paychex, Inc.                                                   67,500     1,700
                                                                         -------
Computers (2.1%)
IBM Corp.                                                       71,250     5,574
                                                                         -------
Cosmetics/Personal Care (1.3%)
Gillette Co.                                                   118,000     3,528
                                                                         -------
Distribution/Wholesale (1.7%)
Fastenal Co.                                                   137,000     4,537
                                                                         -------
Electrical Components & Equipment (2.1%)
Emerson Electric Corp.                                         120,000     5,632
                                                                         -------
Electronics (1.2%)
Flextronics International Ltd. *                               407,000     3,280
                                                                         -------
Healthcare-Products (3.8%)
Biomet, Inc.                                                   124,000     3,465
Johnson & Johnson                                               86,000     4,610
Medtronic, Inc.                                                 46,000     2,066
                                                                         -------
                                                                          10,141
                                                                         -------
Household Products/Wares (2.0%)
Avery Dennison Corp.                                            90,000     5,363
                                                                         -------
Insurance (6.9%)
AFLAC, Inc.                                                    139,518     4,519
American International Group, Inc.                             114,000     6,170
Marsh & McLennan Cos., Inc.                                    170,000     7,247
                                                                         -------
                                                                          17,936
                                                                         -------
Media (0.6%)
McGraw-Hill Cos., Inc.                                          28,700     1,700
                                                                         -------

                                    Continued

                                                                   Balanced Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                            Shares
                                                               or
                                                           Principal
                                                            Amount      Value
                                                           ---------   --------
Common Stocks, continued
Miscellaneous Manufacturing (2.7%)
General Electric Corp.                                       73,000    $  1,689
Zebra Technologies Corp., Class A*                           96,500       5,391
                                                                       --------
                                                                          7,080
                                                                       --------
Oil & Gas (2.6%)
ChevronTexaco Corp.                                          45,250       2,914
Exxon Mobil Corp.                                           115,000       3,927
                                                                       --------
                                                                          6,841
                                                                       --------
Oil & Gas Services (2.1%)
Schlumberger Ltd.                                            60,000       2,262
Varco International, Inc.*                                  200,000       3,382
                                                                       --------
                                                                          5,644
                                                                       --------
Pharmaceuticals (4.0%)
Merck & Co., Inc.                                           109,500       6,065
Pfizer, Inc.                                                153,000       4,645
                                                                       --------
                                                                         10,710
                                                                       --------
Pipelines (0.8%)
Questar Corp.                                                76,000       2,090
                                                                       --------

Retail (5.0%)
Lowe's Cos., Inc.                                            82,000       2,803
Target Corp.                                                145,000       4,090
Wal-Mart Stores, Inc.                                        42,500       2,032
Walgreen Co.                                                150,000       4,350
                                                                       --------
                                                                         13,275
                                                                       --------
Semiconductors (3.4%)
Analog Devices, Inc.*                                        86,000       2,058
Intel Corp.                                                 135,000       2,114
Maxim Integrated Products, Inc.                             114,000       3,552
Texas Instruments, Inc.                                      76,000       1,208
                                                                       --------
                                                                          8,932
                                                                       --------
Software (4.5%)
Automatic Data Processing, Inc.                             110,700       3,838
Fiserv, Inc.*                                                75,000       2,338
Microsoft Corp.*                                            123,568       5,864
                                                                       --------
                                                                         12,040
                                                                       --------
Telecommunications (1.2%)
Alltel Corp.                                                 30,000       1,406
SBC Communications, Inc.                                     72,000       1,760
                                                                       --------
                                                                          3,166
                                                                       --------

Total Common Stocks                                                     163,578
                                                                       --------

Commercial Paper (2.7%)
Media (2.7%)
Gannett Co., Inc., 1.25%, 2/13/03** (f)                    $  7,100       7,097
                                                                       --------

Total Commercial Paper                                                    7,097
                                                                       --------

Corporate Bonds (13.5%)
Aerospace/Defense (0.7%)
Lockheed Martin, 7.65%, 5/1/16                                1,500       1,835
                                                                       --------

Auto Manufacturers (0.5%)
Ford Motor Co., 7.45%, 7/16/31                                1,500       1,269
                                                                       --------

                                   Continued
                                                           Principal
                                                             Amount      Value
                                                           ---------   --------
Corporate Bonds, continued
Automobile ABS (1.1%)
Chase Manhattan Auto Owner Trust,
   4.55%, 8/15/05                                            1,238     $  1,259
Daimler Chrysler Auto Trust,
   2.47%, 6/6/04                                               457          458
Daimler Chrysler Auto Trust, Series
   2001-C, Class A2, 3.71%, 7/6/04                           1,069        1,074
                                                                        -------
                                                                          2,791
                                                                        -------
Banks (0.6%)
Key Bank, 7.00%, 2/1/11                                      1,500        1,714
                                                                        -------

Beverages (0.2%)
Diageo Capital PLC, 3.50%, 11/19/07                            500          499
                                                                        -------

Commercial MBS (1.1%)
Greenwich Capital Commercial
   Funding Corp., 4.95%, 1/11/35                             3,000        3,036
                                                                        -------

Credit Card ABS (1.4%)
Citibank Credit Card Issuance Trust,
   6.88%, 11/16/09                                           3,000        3,392
                                                                        -------

Diversified Financial Services (4.4%)
Bear Stearns Co., 5.70%, 1/15/07                               500          535
CIT Group, Inc., 3.32%, 3/1/04(d)                            2,000        2,004
CIT Group, Inc., 6.50%, 2/7/06                               1,000        1,059
Citigroup, Inc., 6.00%, 2/21/12                              2,500        2,745
Countrywide Home Loans, Inc.,
   5.63%, 5/15/07                                              800          851
Goldman Sachs Group, Inc.,
   6.60%, 1/15/12                                            1,500        1,652
International Lease Financial,
   6.38%, 3/15/09                                            1,500        1,604
National Rural Utilities,
   6.00%, 5/15/06                                            1,000        1,083
                                                                        -------
                                                                         11,533
                                                                        -------
Insurance (0.4%)
AIG Sunamerica Global Finance,
   6.90%, 3/15/32                                            1,000        1,166
                                                                        -------

Oil & Gas (0.4%)
Conoco Funding Co., 6.35%, 10/15/11                          1,000        1,107
                                                                        -------

Retail (0.1%)
Target Corp., 7.00%, 7/15/31                                   300          339
                                                                        -------

Savings & Loans (0.3%)
Washington Mutual, Inc., 5.63%, 1/15/07                        800          850
                                                                        -------

Telecommunications (0.4%)
Verizon Florida, Inc., 6.13%, 1/15/13                        1,000        1,069
                                                                        -------

TRAINS (1.2%)
Lehman Brothers, 6.96%, 1/15/12(d)(e)                        2,978        3,263
                                                                        -------

                                   Continued

Balanced Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                           Principal
                                                            Amount       Value
                                                          ----------   --------
Corporate Bonds, continued
Transportation (0.7%)
Norfolk Southern, 9.00%, 3/1/21                           $    1,500   $  1,937
                                                                        -------

Total Corporate Bonds                                                    35,800
                                                                        -------

U.S. Government Agencies (19.7%)
Fannie Mae (7.3%)
6.63%, 9/15/09                                                 1,650      1,914
5.50%, 4/25/14                                                 2,920      3,026
6.50%, 6/1/16, Pool #54526                                     5,856      6,196
5.50%, 1/1/18                                                  4,977      5,157
7.50%, 6/1/27, Pool #25951                                       223        238
7.50%, 12/1/27, Pool #45341                                      495        528
7.50%, 12/1/27, Pool #43693                                       65         70
7.00%, 9/1/31                                                  2,019      2,127
                                                                        -------
                                                                         19,256
                                                                        -------
Federal Home Loan Bank (2.6%)
2.50%, 3/15/06                                                 7,000      7,007
                                                                        -------

FHA/VA Single Family (0.4%)
6.50%, 8/15/31                                                   940        988
                                                                        -------

Freddie Mac (6.8%)
3.50%, 9/15/07                                                 1,000      1,013
6.63%, 9/15/09                                                 1,500      1,743
7.50%, 7/1/27, Pool #8127                                         61         66
7.50%, 8/1/27, Pool #81624                                       179        192
7.50%, 11/1/27, Pool #83774                                      277        297
7.50%, 12/1/27                                                   336        360
6.50%, 5/1/31                                                  2,121      2,212
6.00%, 11/1/31                                                     1          1
6.50%, 11/1/31, Pool #C1252                                    4,978      5,191
5.50%, 1/1/33, TBA                                             7,000      7,028
                                                                        -------
                                                                         18,103
                                                                        -------
Government National Mortgage Association (2.6%)
6.00%, 12/15/28, Pool # 471631                                 2,748      2,865
6.50%, 4/15/32, Pool # 551754                                  2,697      2,834
7.00%, 7/20/32                                                 1,192      1,259
                                                                        -------
                                                                          6,958
                                                                        -------

Total U.S. Government Agencies                                           52,312
                                                                        -------

U.S. Treasury Obligations (3.9%)
U.S. Treasury Bonds (2.3%)
6.88%, 8/15/25                                                   350        439
6.13%, 11/15/27                                                  850        984
6.25%, 5/15/30                                                 3,250      3,859
5.38%, 2/15/31                                                   700        756
                                                                        -------
                                                                          6,038
                                                                        -------
U.S. Treasury Inflation Protected Bonds (1.2%)
3.63%, 1/15/08                                                 2,600      3,208
                                                                        -------

U.S. Treasury Notes (0.4%)
8.75%, 11/15/08                                                  980      1,035
                                                                        -------

Total U.S. Treasury Obligations                                          10,281
                                                                        -------

                                   Continued

                                                            Shares       Value
                                                          ----------   --------
Money Markets (1.0%)
Dreyfus Cash Management Money
   Market Fund                                                   144   $     --#
Federated Prime Value Obligations
   Money Market Fund                                       2,660,820      2,661
                                                                       --------

Total Money Markets                                                       2,661
                                                                       --------

Total Investments (Cost $293,828) - 102.4%                              271,729

Liabilities in excess of other assets - (2.4)%                           (6,301)
                                                                       --------

NET ASSETS - 100.0%                                                    $265,428
                                                                       ========

                See notes to schedules of portfolio investments

Micro Cap Value Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                 Shares    Value
                                                                -------   ------
Common Stocks (79.6%)
Advertising (0.1%)
Ventiv Health, Inc.*                                             50,000   $   98
                                                                          ------
Apparel (5.5%)
Cutter & Buck, Inc.*                                            135,801      531
Haggar Corp.                                                     50,000      552
Hartmarx Corp.*                                                 355,000      884
R.G. Barry Corp.*                                               235,500      994
Rocky Shoes & Boots, Inc.*                                      220,300    1,222
Saucony, Inc.*                                                   66,200      649
Skechers U.S.A., Inc.*                                           25,000      206
Stride Rite Corp.                                                31,500      254
Vans, Inc.*                                                      50,000      249
                                                                          ------
                                                                           5,541
                                                                          ------
Auto Parts & Equipment (1.4%)
Edelbrock Corp.*                                                120,000    1,440
                                                                          ------

Banks (1.3%)
Irwin Financial Corp.                                            75,000    1,340
                                                                          ------

Building Materials (0.2%)
Oglebay Norton Co.*                                              33,000      231
                                                                          ------

Chemicals (0.9%)
Ethyl Corp.*                                                     65,000      449
LESCO, Inc.*                                                     30,000      398
Terra Nitrogen Company, L.P.                                     10,000       60
                                                                          ------
                                                                             907
                                                                          ------
Commercial Services (4.0%)
Century Business Services*                                      536,000    1,361
Heidrick & Struggles International, Inc.*                        60,000      776
Mercury Air Group, Inc.*                                        155,000      505
Midas, Inc.*                                                     95,000      827
PAREXEL International Corp.*                                     20,000      265
Perceptron, Inc.*                                                90,213      244
                                                                          ------
                                                                           3,978
                                                                          ------
Computers (4.4%)
ActivCard S.A.*                                                 269,000    2,058
Iomega Corp.*                                                    31,000      293
Media 100, Inc.*                                                162,810      127
MTS Systems                                                      67,000      714
Overland Storage, Inc.*                                          75,000    1,180
                                                                          ------
                                                                           4,372
                                                                          ------
Distribution/Wholesale (3.0%)
Aviall, Inc.*                                                   150,000    1,155
Strategic Distribution, Inc.*                                   139,100    1,804
                                                                          ------
                                                                           2,959
                                                                          ------
Diversified Financial Services (2.8%)
Atalanta/Sosnoff Capital Corp.*                                  29,900      357
BKF Capital Group*                                              103,000    1,880
Friedman, Billings, Ramsey Group, Inc.*                          65,000      549
                                                                          ------
                                                                           2,786
                                                                          ------
Electrical Components & Equipment (2.2%)
Ault, Inc.*                                                     323,000      617
Capstone Turbine Corp.*                                         360,000      317

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Electrical Components & Equipment, continued
General Cable Corp.                                             143,300   $  560
Power-One, Inc.*                                                136,000      669
                                                                          ------
                                                                           2,163
                                                                          ------
Electronics (3.0%)
American Building Control, Inc.*                                294,800      312
Cubic Corp.                                                      75,000    1,509
Meade Instruments*                                              175,000      520
Odetics, Inc.*                                                   61,800       38
Pemstar, Inc.*                                                  183,000      611
                                                                          ------
                                                                           2,990
                                                                          ------
Entertainment (1.9%)
Championship Auto Racing Teams, Inc.*                            70,000      255
Steinway Musical Instruments, Inc.*                             107,000    1,645
                                                                          ------
                                                                           1,900
                                                                          ------
Environmental Control (0.2%)
Calgon Carbon Corp.                                              33,400      200
                                                                          ------

Healthcare-Products (3.1%)
Arthrocare Corp.*                                                60,000      617
Cepheid, Inc.*                                                  109,000      579
Hologic, Inc.*                                                   90,000      892
Orthologic Corp.*                                               114,400      429
Osteotech, Inc.*                                                 90,000      614
                                                                          ------
                                                                           3,131
                                                                          ------
Healthcare-Services (1.6%)
Chronimed, Inc.*                                                105,835      722
US Oncology, Inc.*                                              117,000      869
                                                                          ------
                                                                           1,591
                                                                          ------
Home Furnishings (3.4%)
Bassett Furniture Industries, Inc.                               60,000      854
Cobra Electronics Corp.*                                        268,154    1,673
Royal Appliance Mfg. Co.*                                       112,900      824
                                                                          ------
                                                                           3,351
                                                                          ------
Housewares (0.4%)
Enesco Group, Inc.*                                              60,000      412
                                                                          ------

Internet (6.8%)
Infospace, Inc.*                                                 35,000      385
Multex.com, Inc.*                                               332,000    1,497
Register.com, Inc.*                                             165,000      942
Safeguard Scientifics, Inc.*                                    715,000    1,022
SeeBeyond Technology Corp.*                                     118,000      271
Sonicwall, Inc.*                                                500,000    1,814
Vignette Corp.*                                                 543,000      853
                                                                          ------
                                                                           6,784
                                                                          ------
Iron/Steel (1.1%)
Olympic Steel, Inc.*                                            300,000    1,146
                                                                          ------

Leisure Time (1.0%)
Rawlings Sporting Goods Co., Inc.*                              106,000      959
                                                                          ------

Lodging (1.1%)
Prime Hospitality Corp.*                                        148,000    1,123
                                                                          ------

                                   Continued

Micro Cap Value Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares     Value
                                                                -------   ------
Common Stocks, continued
Machinery-Diversified (1.8%)
Flow International Corp.*                                       243,300   $  781
Stewart & Stevenson Services, Inc.                               70,000    1,009
                                                                          ------
                                                                           1,790
                                                                          ------
Metal Fabricate/Hardware (0.9%)
Northwest Pipe Co.*                                              62,000      947
                                                                          ------

Mining (2.1%)
AMCOL International Corp.                                         8,500       48
Brush Wellman, Inc.*                                            260,000    1,495
RTI International Metals, Inc.*                                  50,000      516
                                                                          ------
                                                                           2,059
                                                                          ------
Miscellaneous Manufacturing (2.0%)
Ameron International Corp.                                       12,000      673
Concord Camera Corp.*                                           190,379    1,066
GSI Lumonics, Inc.*                                              60,000      309
                                                                          ------
                                                                           2,048
                                                                          ------
Oil & Gas (3.3%)
Comstock Resources, Inc.*                                       274,900    2,730
Harken Energy Corp.*                                            315,000       66
Southwestern Energy Co.*                                         28,000      329
Texas Pacific Land Trust                                          4,500      194
                                                                          ------
                                                                           3,319
                                                                          ------
Oil & Gas Services (0.4%)
Input/Output, Inc.*                                              90,000      357
                                                                          ------

Pharmaceuticals (1.9%)
Carrington Laboratories, Inc.*                                  150,220      152
Pharmacopeia, Inc.*                                             191,900    1,257
Theragenics Corp.*                                              120,000      482
                                                                          ------
                                                                           1,891
                                                                          ------
Pipelines (0.7%)
Kaneb Services LLC                                               35,101      662
                                                                          ------

REITS (1.7%)
Associated Estates Realty Corp.                                 103,500      645
Price Legacy Corp.*                                             385,000    1,028
                                                                          ------
                                                                           1,673
                                                                          ------
Retail (6.1%)
Blair Corp.                                                      20,000      470
Bombay Co., Inc.*                                               312,800    1,789
BUCA, Inc.*                                                     170,014    1,112
Lazare Kaplan International, Inc.*                              192,000    1,142
Lillian Vernon Corp.                                             15,000       64
Movado Group, Inc.                                               40,000      734
Smith & Wollensky Restaurant
   Group, Inc.*                                                  55,000      210
Systemax, Inc.*                                                 100,000      145
Tweeter Home Entertainment
   Group, Inc.*                                                  85,000      400
                                                                          ------
                                                                           6,066
                                                                          ------
Semiconductors (0.6%)
Nanometrics, Inc.*                                               40,000      181
Oak Technology, Inc.*                                           140,000      455
                                                                          ------
                                                                             636
                                                                          ------

                                   Continued

                                                            Shares
                                                              or
                                                           Principal
                                                             Amount      Value
                                                           ---------   --------
Common Stocks, continued
Software (0.2%)
Midway Games, Inc.*                                           60,000   $    202
                                                                       --------

Telecommunications (6.8%)
Anaren, Inc.*                                                 75,000        581
Crown Castle International Corp.*                            339,600      1,341
KVH Industries, Inc.*                                        168,900      1,858
Symmetricom, Inc.*                                           710,154      2,840
Touch America Holdings, Inc.*                                640,000        237
                                                                       --------
                                                                          6,857
                                                                       --------
Transportation (1.7%)
Frozen Food Express Industries, Inc.*                        150,000        379
Sea Containers, Ltd.                                         180,000      1,289
                                                                       --------
                                                                          1,668
                                                                       --------

Total Common Stocks                                                      79,577
                                                                       --------

Convertible Preferred Stock (3.1%)
Telecommunications (3.1%)
Allen Telecom, Inc., 7.75%                                    35,000      3,133
                                                                       --------

Total Convertible Preferred Stock                                         3,133
                                                                       --------

Investment Companies (6.1%)
Brantley Capital Corp.                                        75,900        553
Equus II, Inc.                                               132,600        912
ishares Russell 2000                                          20,000      1,485
ishares Russell 2000 Value                                    20,000      2,174
Malaysia Fund, Inc.                                           45,000        180
MVC Capital*                                                  15,000        127
Royce Micro-Cap Trust                                         83,465        704
                                                                       ---------

Total Investment Companies                                                6,135
                                                                       --------

Repurchase Agreements (12.1%)
UBS Warburg, 1.28%, 2/3/03,
   (collateralized by various U.S.
   Government Agency securities.)                           $ 12,080     12,080
                                                                       --------

Total Repurchase Agreements                                              12,080
                                                                       --------

Total Investments (Cost $99,955) - 100.9%                               100,925

Liabilities in excess of other assets - (0.9)%                             (933)
                                                                       --------

NET ASSETS - 100.0%                                                    $ 99,992
                                                                       ========

                 See notes to schedules of portfolio investments

Multi Cap Value Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks (86.6%)
Aerospace/Defense (1.6%)
General Dynamics Corp.                                          25,000   $ 1,654
Goodrich Corp.                                                  30,000       516
                                                                         -------
                                                                           2,170
                                                                         -------

Auto Parts & Equipment (2.8%)
Borg Warner, Inc.                                               55,000     2,945
Goodyear Tire & Rubber Co.                                     162,400       861
                                                                         -------
                                                                           3,806
                                                                         -------

Banks (2.6%)
Irwin Financial Corp.                                          100,800     1,801
U.S. Bancorp                                                    80,000     1,688
                                                                         -------
                                                                           3,489
                                                                         -------

Biotechnology (1.7%)
Celera Genomics*                                                75,000       696
Millenium Pharmaceuticals, Inc.*                               220,000     1,628
                                                                         -------
                                                                           2,324
                                                                         -------

Computers (5.8%)
Apple Computer, Inc.*                                          160,000     2,298
Diebold, Inc.                                                   75,000     2,626
Hewlett-Packard Co.                                            160,000     2,785
                                                                         -------
                                                                           7,709
                                                                         -------

Cosmetics/Personal Care (1.7%)
Kimberly-Clark Corp.                                            50,000     2,316
                                                                         -------

Diversified Financial Services (8.1%)
American Express Co.                                            75,000     2,665
Ameritrade Holding Corp.*                                      475,000     2,480
Charles Schwab Corp.                                           305,000     2,811
E*TRADE Group, Inc.*                                           305,000     1,373
J.P. Morgan Chase & Co.                                         65,000     1,517
                                                                         -------
                                                                          10,846
                                                                         -------

Electric (1.6%)
American Electric Power Co.                                     50,000     1,181
Dominion Resources, Inc.                                        15,000       813
Duke Energy Corp.                                               10,000       170
                                                                         -------
                                                                           2,164
                                                                         -------

Electrical Components & Equipment (0.9%)
American Power Conversion Corp.*                                80,000     1,245
                                                                         -------

Electronics (2.6%)
Coherent, Inc.*                                                 30,000       593
Cubic Corp.                                                     32,200       648
Vishay Intertechnology, Inc.*                                   75,000       775
Waters Corp.*                                                   65,000     1,498
                                                                         -------
                                                                           3,514
                                                                         -------

Environmental Control (0.9%)
Ionics, Inc.*                                                   55,000     1,245
                                                                         -------

Food (1.8%)
Archer-Daniels-Midland Co.                                     115,000     1,386
Fleming Companies, Inc.                                        140,000       511
SUPERVALU, Inc.                                                 30,000       446
                                                                         -------
                                                                           2,343
                                                                         -------

Forest Products & Paper (0.8%)
Plum Creek Timber Co., Inc.                                     47,000     1,026
                                                                         -------


                                   Continued

                                                                Shares    Value
                                                               -------   -------
Common Stocks, continued
Hand/Machine Tools (1.1%)
Stanley Works                                                   55,000   $ 1,464
                                                                         -------

Healthcare-Products (1.2%)
Becton, Dickinson & Co.                                         50,000     1,640
                                                                         -------

Home Furnishings (1.1%)
Furniture Brands International, Inc.*                           70,000     1,500
                                                                         -------

Housewares (1.2%)
Toro Co.                                                        25,000     1,575
                                                                         -------

Insurance (2.9%)
Berkshire Hathaway, Inc.*                                        1,000     2,225
CIGNA Corp.                                                     20,000       873
Cincinnati Financial Corp.                                      20,000       716
                                                                         -------
                                                                           3,814
                                                                         -------

Iron/Steel (0.5%)
AK Steel Holding Corp.*                                        100,000       635
                                                                         -------

Lodging (1.1%)
Prime Hospitality Corp.*                                       198,800     1,509
                                                                         -------

Machinery-Diversified (1.3%)
Stewart & Stevenson Services, Inc.                             120,000     1,729
                                                                         -------

Media (6.2%)
Comcast Corp., Class A*                                        100,000     2,663
Liberty Media Corp.*                                           365,000     3,639
The Walt Disney Co.                                            110,000     1,925
                                                                         -------
                                                                           8,227
                                                                         -------

Miscellaneous Manufacturing (1.5%)
Pall Corp.                                                     130,000     2,016
                                                                         -------

Oil & Gas (6.4%)
Apache Corp.                                                    33,000     2,060
ConocoPhillips                                                  50,000     2,409
Kerr-McGee Corp.                                                30,000     1,253
Marathon Oil Corp.                                             100,000     2,090
Transocean, Inc.                                                30,000       683
                                                                         -------
                                                                           8,495
                                                                         -------

Pharmaceuticals (4.1%)
Bristol-Myers Squibb Co.                                        75,000     1,769
King Pharmaceuticals, Inc.*                                     50,000       734
Pfizer, Inc.                                                    85,000     2,581
Schering-Plough Corp.                                           25,000       453
                                                                         -------
                                                                           5,537
                                                                         -------

REITS (0.9%)
Trizec Properties, Inc.                                        125,000     1,139
                                                                         -------

Retail (8.4%)
Big Lots, Inc.*                                                100,000     1,250
Bob Evans Farms, Inc.                                           65,000     1,474
Foot Locker, Inc.                                              255,000     2,575
Home Depot, Inc.                                                75,000     1,567

                                    Continued

Multi Cap Value Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                            Shares
                                                              or
                                                           Principal
                                                             Amount      Value
                                                           ---------   --------
Common Stocks, continued
Retail, continued
May Department Stores Co.                                     20,000   $    410
McDonald's Corp.                                              15,000        214
Neiman Marcus Group, Inc.*                                    11,200        288
Nieman Marcus Group, Class A*                                 48,000      1,357
Pier 1 Imports, Inc.                                          80,000      1,356
Saks, Inc.*                                                   75,000        665
                                                                       --------
                                                                         11,156
                                                                       --------

Semiconductors (0.3%)
Cree, Inc.*                                                   20,000        359
                                                                       --------

Software (1.7%)
Novell, Inc.*                                                682,000      2,210
                                                                       --------

Telecommunications (9.2%)
3Com Corp.*                                                  315,000      1,332
ADC Telecommunications, Inc.*                                235,000        541
Andrew Corp.*                                                 75,000        693
AT&T Corp.                                                    50,000        974
Comverse Technology, Inc.*                                   175,000      1,666
Harris Corp.                                                 100,000      3,120
JDS Uniphase Corp.*                                          400,000      1,084
Lucent Technologies, Inc.*                                   620,000      1,153
Scientific-Atlanta, Inc.                                     157,100      1,744
                                                                       --------
                                                                         12,307
                                                                       --------

Transportation (4.6%)
CSX Corp.                                                     40,000      1,121
Florida East Coast Industries, Inc., Class B                 106,000      2,425
Union Pacific Corp.                                           45,000      2,568
                                                                       --------
                                                                          6,114
                                                                       --------
Total Common Stocks                                                     115,623
                                                                       --------

Convertible Preferred Stock (0.9%)
REITS (0.9%)
Equity Residential Properties, 7.25%, Series G                33,900        830
Glenborough Realty, 7.75%, Series A                           19,000        411
                                                                       --------
Total Convertible Preferred Stock                                         1,241
                                                                       --------

Investment Companies (4.0%)
John Hancock Bank & Thrift Opportunity Fund                  445,000      3,271
Technology Select Sector SPDR                                140,000      2,023
                                                                       --------
Total Investment Companies                                                5,294
                                                                       --------

Repurchase Agreements (8.7%)
UBS Warburg, 1.28%, 2/3/03,
   (collateralized by various U.S.
    Government Agency securities.)                          $ 11,672     11,672
                                                                       --------
Total Repurchase Agreements                                              11,672
                                                                       --------

Total Investments (Cost $141,498) - 100.2%                              133,830

Liabilities in excess of other assets - (0.2)%                             (261)
                                                                       --------

NET ASSETS - 100.0%                                                    $133,569
                                                                       ========

                 See notes to schedules of portfolio investments

                                                Disciplined Large Cap Value Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks (93.8%)
Auto Manufacturers (0.4%)
General Motors Corp.                                            24,000   $   872
                                                                         -------

Banks (9.0%)
FleetBoston Financial Corp.                                    293,000     7,649
KeyCorp                                                        256,000     6,157
SunTrust Banks, Inc.                                           124,000     7,025
                                                                         -------
                                                                          20,831
                                                                         -------

Building Materials (2.5%)
Masco Corp.                                                    315,000     5,730
                                                                         -------

Chemicals (3.0%)
Dow Chemical Co.                                               203,000     5,899
RPM International, Inc.                                         92,300     1,009
                                                                         -------
                                                                           6,908
                                                                         -------

Computers (2.6%)
Hewlett-Packard Co.                                            187,000     3,255
IBM Corp.                                                       33,500     2,621
                                                                         -------
                                                                           5,876
                                                                         -------

Diversified Financial Services (5.9%)
J.P. Morgan Chase & Co.                                        303,000     7,072
Merrill Lynch & Co., Inc.                                      189,000     6,619
                                                                         -------
                                                                          13,691
                                                                         -------

Electric (6.0%)
American Electric Power Co.                                    209,000     4,937
Cinergy Corp.                                                   85,500     2,710
Duke Energy Corp.                                              113,000     1,924
FPL Group, Inc.                                                 57,000     3,328
Pepco Holdings, Inc.                                            46,000       863
                                                                         -------
                                                                          13,762
                                                                         -------

Electronics (0.5%)
Thomas & Betts Corp.*                                           71,000     1,198
                                                                         -------

Food (3.0%)
Cadbury Schweppes PLC ADR                                       11,000       249
Conagra, Inc.                                                  253,000     6,206
SUPERVALU, Inc.                                                 36,000       536
                                                                         -------
                                                                           6,991
                                                                         -------

Forest Products & Paper (3.3%)
International Paper Co.                                        216,100     7,715
                                                                         -------

Healthcare-Services (0.2%)
Humana, Inc.*                                                   49,000       487
                                                                         -------

Home Furnishings (0.7%)
Whirlpool Corp.                                                 30,000     1,559
                                                                         -------

Insurance (3.8%)
Allstate Corp.                                                  76,000     2,674
Hartford Financial Services Group, Inc.                        146,000     6,086
                                                                         -------
                                                                           8,760
                                                                         -------

Leisure Time (2.9%)
Carnival Corp.                                                 278,000     6,700
                                                                         -------

Machinery-Construction & Mining (4.0%)
Caterpillar, Inc.                                              207,000     9,104
                                                                         -------

                                    Continued

Disciplined Large Cap Value Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                              Shares     Value
                                                            ---------   --------
Common Stocks, continued
Media (2.5%)
The Walt Disney Co.                                           325,000   $  5,688
                                                                        --------

Miscellaneous Manufacturing (3.4%)
Cooper Industries, Ltd.                                        20,500        726
Honeywell International, Inc.                                 295,000      7,210
                                                                        --------
                                                                           7,936
                                                                        --------
Oil & Gas (10.4%)
ConocoPhillips                                                214,509     10,336
Exxon Mobil Corp.                                             160,850      5,493
Royal Dutch Petroleum Co.                                     159,000      6,660
Transocean, Inc.                                               58,000      1,321
                                                                        --------
                                                                          23,810
                                                                        --------
Oil & Gas Services (2.9%)
Schlumberger Ltd.                                             180,000      6,786
                                                                        --------

Pharmaceuticals (8.3%)
Abbott Laboratories                                            76,550      2,918
Bristol-Myers Squibb Co.                                      190,000      4,482
Eli Lilly & Co.                                                33,000      1,988
King Pharmaceuticals, Inc.*                                   135,000      1,982
Merck & Co., Inc.                                             106,500      5,899
Schering-Plough Corp.                                          98,000      1,775
                                                                        --------
                                                                          19,044
                                                                        --------
REITS (0.9%)
Equity Office Properties Trust                                88,000       2,107
                                                                        --------

Retail (8.7%)
Best Buy Co.*                                                 149,000      3,887
Bob Evans Farms, Inc.                                          32,000        726
CVS Corp.                                                     319,000      7,216
May Department Stores Co.                                     209,000      4,285
McDonald's Corp.                                              151,000      2,150
Toys 'R' Us, Inc.*                                            209,000      1,889
                                                                        --------
                                                                          20,153
                                                                        --------
Semiconductors (2.6%)
Applied Materials, Inc.*                                      189,000      2,262
Intel Corp.                                                   231,000      3,618
                                                                        --------
                                                                           5,880
                                                                        --------
Telecommunications (6.3%)
AT&T Corp.                                                     74,600      1,453
AT&T Wireless Services Inc.*                                  263,000      1,596
Corning, Inc.*                                                365,000      1,489
Motorola, Inc.                                                 98,000        782
Verizon Communications, Inc.                                  241,000      9,226
                                                                        --------
                                                                          14,546
                                                                        --------
Total Common Stocks                                                      216,134
                                                                        --------

Money Markets (6.1%)
Dreyfus Cash Management Money
   Market Fund                                              7,014,000      7,014
Federated Prime Value Obligations
   Money Market Fund                                        6,963,268      6,963
                                                                        --------
Total Money Markets                                                       13,977
                                                                        --------

Total Investments (Cost $236,959) - 99.9%                                230,111

Other assets in excess of liabilities - 0.1%                                 216
                                                                        --------

NET ASSETS - 100.0%                                                     $230,327
                                                                        ========

                See notes to schedules of portfolio investments

                                                   LifeModel Aggressive Fund(SM)
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                                -------   ------
Investments in Affiliates (99.6%)
Investment Companies (99.6%)
Fifth Third Disciplined Large
   Cap Value Fund                                               105,007   $1,041
Fifth Third Intermediate Bond Fund                                3,780       38
Fifth Third International GDP Fund                               34,155      310
Fifth Third Micro Cap Value Fund                                 44,442      270
Fifth Third Mid Cap Growth Fund*                                 43,094      421
Fifth Third Multi Cap Value Fund*                                26,887      421
Fifth Third Prime Money Market Fund                              52,403       52
Fifth Third Quality Growth Fund                                  86,314    1,013
Fifth Third Short Term Bond Fund                                  3,911       38
Fifth Third Small Cap Growth Fund*                               21,052      270
                                                                          ------

Total Investments in Affiliates                                            3,874
                                                                          ------

Total Investments (Cost $4,056) - 99.6%                                    3,874

Other assets in excess of liabilities - 0.4%                                  14
                                                                          ------

NET ASSETS - 100.0%                                                       $3,888
                                                                          ======

                See notes to schedules of portfolio investments

LifeModel Moderately Aggressive Fund(SM)
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Investments in Affiliates (99.0%)
Investment Companies (99.0%)
Fifth Third Bond Fund                                           66,575   $   678
Fifth Third Disciplined Large
   Cap Value Fund                                              359,667     3,561
Fifth Third Intermediate Bond Fund                             183,077     1,862
Fifth Third International GDP Fund                             112,793     1,024
Fifth Third Micro Cap Value Fund                               139,774       850
Fifth Third Mid Cap Growth Fund*                               155,242     1,515
Fifth Third Multi Cap Value Fund*                               96,865     1,517
Fifth Third Prime Money Market Fund                            506,248       506
Fifth Third Quality Growth Fund                                301,201     3,536
Fifth Third Short Term Bond Fund                               146,354     1,440
Fifth Third Small Cap Growth Fund*                              66,215       850
                                                                         -------

Total Investments in Affiliates                                           17,339
                                                                         -------

Total Investments (Cost $17,793) - 99.0%                                  17,339

Other assets in excess of liabilities - 1.0%                                 170
                                                                         -------

NET ASSETS - 100.0%                                                      $17,509
                                                                         =======

                See notes to schedules of portfolio investments

                                                     LifeModel Moderate Fund(SM)
                                               Schedule of Portfolio Investments
                                                     January 31, 2003(Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                               Shares     Value
                                                             ---------   -------
Investments in Affiliates (99.1%)
Investment Companies (99.1%)
Fifth Third Bond Fund                                          114,128   $ 1,163
Fifth Third Disciplined Large
   Cap Value Fund                                              251,666     2,491
Fifth Third Intermediate Bond Fund                             342,376     3,483
Fifth Third International GDP Fund                              73,662       669
Fifth Third Micro Cap Value Fund                               109,538       666
Fifth Third Mid Cap Growth Fund*                               118,282     1,154
Fifth Third Multi Cap Value Fund*                               73,802     1,156
Fifth Third Prime Money Market Fund                          1,894,114     1,894
Fifth Third Quality Growth Fund                                210,757     2,474
Fifth Third Short Term Bond Fund                               261,432     2,572
Fifth Third Small Cap Growth Fund*                              51,892       666
                                                                         -------

Total Investments in Affiliates                                           18,388
                                                                         -------

Total Investments (Cost $18,633) - 99.1%                                  18,388

Other assets in excess of liabilities - 0.9%                                 174
                                                                         -------

NET ASSETS - 100.0%                                                      $18,562
                                                                         =======

                See notes to schedules of portfolio investments

LifeModel Moderately Conservative Fund(SM)
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Investments in Affiliates (99.0%)
Investment Companies (99.0%)
Fifth Third Bond Fund                                           83,545   $   851
Fifth Third Disciplined Large
   Cap Value Fund                                              124,187     1,229
Fifth Third Intermediate Bond Fund                             241,349     2,455
Fifth Third International GDP Fund                              41,941       381
Fifth Third Micro Cap Value Fund                                46,776       284
Fifth Third Mid Cap Growth Fund *                               48,106       470
Fifth Third Multi Cap Value Fund *                              30,015       470
Fifth Third Prime Money Market Fund                            541,872       542
Fifth Third Quality Growth Fund                                107,968     1,268
Fifth Third Short Term Bond Fund                               172,853     1,701
Fifth Third Small Cap Growth Fund *                             22,160       284
                                                                         -------

Total Investments in Affiliates                                            9,935
                                                                         -------
Total Investments (Cost $10,012) - 99.0%                                   9,935

Other assets in excess of liabilities - 1.0%                                 104
                                                                         -------

NET ASSETS - 100.0%                                                      $10,039
                                                                         =======

                 See notes to schedules of portfolio investments

                                                 LifeModel Conservative Fund(SM)
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------
                                                               Shares     Value
                                                             ---------   -------
Investments in Affiliates (99.4%)
Investment Companies (99.4%)
Fifth Third Bond Fund                                          123,360   $ 1,257
Fifth Third Disciplined Large
   Cap Value Fund                                               63,480       628
Fifth Third Intermediate Bond Fund                             370,074     3,764
Fifth Third International GDP Fund                              23,225       211
Fifth Third Micro Cap Value Fund                                51,803       315
Fifth Third Mid Cap Growth Fund *                               31,967       312
Fifth Third Multi Cap Value Fund *                              19,945       312
Fifth Third Prime Money
   Market Fund                                               1,055,897     1,056
Fifth Third Quality Growth Fund                                 57,592       676
Fifth Third Short Term Bond Fund                               265,874     2,616
Fifth Third Small Cap Growth Fund *                             24,543       315
                                                                         -------

Total Investments in Affiliates                                           11,462
                                                                         -------

Total Investments (Cost $11,434) - 99.4%                                  11,462

Other assets in excess of liabilities - 0.6%                                  70
                                                                         -------

NET ASSETS - 100.0%                                                      $11,532
                                                                         =======

                 See notes to schedules of portfolio investments

Strategic Income Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                                ------   -------
Common Stocks (13.8%)
Banks (1.8%)
Charter One Financial, Inc.                                      8,025   $   232
First Tennessee National Corp.                                  10,650       399
SouthTrust Corp.                                                20,500       534
Wells Fargo & Co.                                                5,530       262
                                                                         -------
                                                                           1,427
                                                                         -------

Cosmetics/Personal Care (0.6%)
Procter & Gamble Co.                                             5,850       501
                                                                         -------
Electric (0.7%)
FPL Group, Inc.                                                  9,825       574
                                                                         -------

Food (1.0%)
Hershey Foods Corp.                                              4,950       319
Sysco Corp.                                                     14,500       426
                                                                         -------
                                                                             745
                                                                         -------
Gas (0.7%)
Vectren Corp.                                                   27,675       580
                                                                         -------

Insurance (1.5%)
AMBAC Financial Group, Inc.                                     44,795     1,205
                                                                         -------

Miscellaneous Manufacturing (0.3%)
General Electric Corp.                                          11,060       256
                                                                         -------

Pharmaceuticals (1.3%)
Abbott Laboratories                                             11,700       446
Eli Lilly & Co.                                                  4,105       247
Pfizer, Inc.                                                     9,340       284
                                                                         -------
                                                                             977
                                                                         -------
REITS (5.2%)
Health Care Property Investors, Inc.                            25,625       944
Kimco Realty Corp.                                              29,800       936
Pan Pacific Retail Properties, Inc.                             27,675     1,013
Weingarten Realty Investors                                     29,400     1,069
                                                                         -------
                                                                           3,962
                                                                         -------
Savings & Loans (0.7%)
Washington Mutual, Inc.                                         15,320       528
                                                                         -------

Total Common Stocks                                                       10,755
                                                                         -------
Convertible Preferred Stock (c) (5.4%)
Diversified Financial Services (0.5%)
Ford Capital Trust Series II, $3.25                             10,000       415
                                                                         -------
REITS (4.9%)
Equity Residential Properties, 7.25%,
   Series G                                                     40,000       979
Felcor Lodging Trust, Inc., $1.95                               10,000       200
Glenborough Realty, 7.75%, Series A                             55,000     1,191
Harris Preferred Capital, Series A, $1.84                        6,400       162
Simon Property Group, Inc.,
   Series B, $6.50                                              14,000     1,264
                                                                         -------
                                                                           3,796
                                                                         -------

Total Convertible Preferred Stock                                          4,211
                                                                         -------
                                   Continued
                                                                Shares    Value
                                                               -------   -------
Corporate Bonds (4.9%)
Auto Manufacturers (0.4%)
Daimler Chrysler, 7.75%, 1/18/11                                   250   $   281
                                                                         -------
Banks (0.3%)
Dresdner Bank, 7.25%, 9/15/15                                      250       269
                                                                         -------
Chemicals (0.3%)
Dow Chemical, 6.00%, 10/1/12                                       250       255
                                                                         -------
Diversified Financial Services (1.7%)
Core Invest Grade Trust,
   4.73%, 11/30/07                                                 500       508
Credit Suisse First Boston,
   6.50%, 1/15/12                                                  250       266
Goldman Sachs Group,
   6.88%, 1/15/11                                                  250       279
John Deere Capital Corp,
   7.00%, 3/15/12                                                  250       284
                                                                         -------
                                                                           1,337
                                                                         -------
Metals (0.3%)
Inco Ltd., 7.75%, 3/15/16                                          211       213
                                                                         -------
Pharmaceuticals (0.3%)
Bristol-Meyers Squibb Company,
   5.75%, 10/1/11                                                  250       263
                                                                         -------

Savings & Loan (0.7%)
Washington Mutual Bank, 4.82%, 10/25/32                            500       512
                                                                         -------
Telecommunications (0.2%)
GTE Corp., 7.83%, 5/1/23                                           143       149
                                                                         -------

TRAINS (0.7%)
Lehman Brothers, 6.50%, 8/15/08 (d)(e)                             504       520
                                                                         -------
Total Corporate Bonds                                                      3,799
                                                                         -------
Corporate Bond Equivalents (c) (30.5%)
Auto Manufacturers (0.3%)
General Motors Corp., $1.84                                     10,000       251
                                                                         -------
Automotive (0.3%)
Corts Trust For Chrysler, $3.94                                 10,000       254
                                                                         -------

Banks (5.0%)
Abbey National, PLC, $1.86                                      36,000       943
BAC Capital Trust VI, $1.87                                     30,000       804
Fleet Capital Trust VI, $2.20                                   11,200       307
Regions Financial Trust I, $2.00                                22,500       601
Wells Fargo Capital Trust VI, $2.10                             47,550     1,256
                                                                         -------
                                                                           3,911
                                                                         -------
Diversified Financial Services (14.1%)
American Express Capital Trust I, $1.75                         28,800       733
Bear Stearns Capital Trust III, $1.95                           19,600       522
Citigoup Capital VII, $1.78                                     37,450       993
Corp-Backed Trust Certs
   (CBTCS), $1.94, Series CIT                                    6,100       157
Corp-Backed Trust Certs
   (CBTCS), 6.00%, Series BLS                                   30,000       749
Corts Countrywide Capital II, $4.00                             10,000       257
Corts IBM, $2.71                                                43,000     1,141
Corts Trust II Safeco Capital I, $4.35                          10,000       260

                                   Continued

                                                           Strategic Income Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                                ------   -------
Corporate Bond Equivalents (c), continued
Diversified Financial Services, continued
Corts-UNUM Provident Financial
   Trust I, $4.25                                               15,000   $   336
Fannie Mae, $1.77                                                4,600       224
FCB\NC Capital Trust II, $2.10                                   5,000       137
General Electric Capital Corp., $1.65                           43,100     1,156
General Motors Acceptance Corp., $1.84                          10,685       269
Goodyear (CBTCS), $1.60                                         18,000       138
Household Capital Trust V, $2.50                                10,000       277
Household Finance, 6.88%                                        15,000       375
MBNA, $2.03                                                     22,000       559
ML Capital Trust III 7.0, $1.75                                 23,000       603
Morgan Stanley Capital II, $1.81                                26,825       703
Nordstrom (CBTCS), $3.81                                        10,000       262
Saturns, Series S, 7.25%                                        10,000       250
Stilwell Financial, $1.97                                       22,000       560
Transcanada Capital, $2.19                                      11,400       294
                                                                         -------
                                                                          10,955
                                                                         -------
Electric (5.2%)
Cleveland Electric Financial Trust I, $2.25                     10,000       268
Consolidated Edison, $1.81                                      25,000       668
Duquesne Light Co., $1.68                                       25,000       692
Energy East Capital, $2.60                                       5,000       132
Entergy Arkansas, Inc., $1.32                                   34,000       867
National Rural Utility, $1.91                                   10,000       258
Puget Sound Energy Capital Trust, $2.10                         10,000       264
Southern Co. Capital Trust VI, $1.78                            20,000       528
Virginia Power Capital Trust, $1.84                             14,000       368
                                                                         -------
                                                                           4,045
                                                                         -------
Entertainment (1.7%)
Corts Trust For Disney, $1.47                                   40,000     1,014
Royal Caribbean (CBTCS), $1.77                                  38,500       341
                                                                         -------
                                                                           1,355
                                                                         -------
Gas (0.3%)
Sempra Energy Capital Trust I, $2.23                            10,000       269
                                                                         -------

Insurance (3.2%)
Financial Security Assurance Holdings, $1.13                    42,050     1,072
ING Group NV, $1.88                                             30,000       771
Torchmark Capital Trust I, $1.94                                 5,000       130
Travelers/Aetna P&C Capital I, $2.20                            19,200       485
                                                                         -------
                                                                           2,458
                                                                         -------
Pipelines (0.4%)
Dominion CNG Capital Trust I, $1.95                             12,000       316
                                                                         -------
Total Corporate Bond Equivalents                                          23,814
                                                                         -------

Preferred Stocks (c) (12.8%)
Financial Services (1.5%)
BAC Capital Trust II, $2.13                                     20,000       519
Wachovia Funding, Series A, $1.82                               25,000       646
                                                                         -------
                                                                           1,165
                                                                         -------
Home Furnishings (0.3%)
Maytag Corp., $1.97                                             10,000       264
                                                                         -------
                                   Continued

                                                                Shares    Value
                                                               -------   -------
Preferred Stocks (c), continued
REITS (5.2%)
Developers Diversified Realty, $1.89                            22,000   $   572
Duke Realty Corp., $2.11                                        25,000       666
Federal Realty Investment Trust, $2.12                          12,000       310
HRPT Properties Trust Series B, $2.19                           14,000       358
HRPT Properties Trust, $2.47                                     8,000       211
Huntington Preferred Cap, Inc., $1.97                            5,000       135
New Plan Excel Realty Trust, $2.16                               7,700       194
POST Properties, Inc., Series B, $1.91                          12,000       299
PS Business Parks, Inc., $2.38                                  10,000       268
Public Storage, Inc., Series A, $2.45                           15,000       405
Public Storage, Inc., Series K, $2.60                           15,000       390
Public Storage, Inc., Series S, $1.97                           10,000       261
                                                                         -------
                                                                           4,069
                                                                         -------
Retail (1.7%)
Corts-Sherwin Williams, $3.63                                   29,000       744
Sears Roebuck & Co. Acceptance, $1.75                           22,000       550
                                                                         -------
                                                                           1,294
                                                                         -------
Shipping (0.4%)
Federal Express, Inc., $1.55                                    31,600       342
                                                                         -------

Telecommunications (3.7%)
Bell South, $7.38                                               44,175     1,162
Corts-TR Verizon Global, $3.13                                  26,000       670
Motorola Capital Trust, $1.67                                   10,000       218
SBC Communications, Inc., $1.75                                 30,000       795
                                                                         -------
                                                                           2,845
                                                                         -------

Total Preferred Stocks                                                     9,979
                                                                         -------

U.S. Treasury Obligations (3.0%)
U.S. Treasury Bonds (3.0%)
7.00%, 7/15/06                                                   2,000     2,299
                                                                         -------

Total U.S. Treasury Obligations                                            2,299
                                                                         -------

Investment Companies (23.4%)
Closed End Funds (23.4%)
1838 Bond Debenture Trading                                    127,000     2,629
Aberdeen Commonwealth Income Fund, Inc.                         11,500       124
American Income Fund, Inc.                                     135,400     1,194
Blackrock Income Trust                                         108,600       868
Blackrock North American Government Income                     225,000     2,450
Eaton Vance Senior Income Trust                                 36,400       286
Gabelli Global Multimedia, $1.98                                11,250       285
ING Prime Rate Trust                                           210,400     1,349
MFS Government Markets Income Trust                            217,400     1,524
MFS Intermediate Income Trust                                   49,000       355
Pioneer Interest Shares                                         90,700     1,058
Royce Value Trust, Inc., $1.83                                  11,500       298
Royce Value Trust, Inc., $1.95                                  47,500     1,252

                                   Continued

Strategic Income Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
-------------------------------------------------------------------------------

                                                              Shares     Value
                                                            ---------   -------
Investment Companies, continued
Closed End Funds, continued
Scudder Intermediate
   Government Trust                                            85,000   $   592
Source Capital, $2.40                                          35,600     1,140
Templeton Global Income Fund, Inc.                             61,374       478
Van Kampen Bond Fund                                           64,800     1,227
Van Kampen Senior Income Trust                                152,000     1,078
                                                                        -------

Total Investment Companies                                               18,187
                                                                        -------

Money Markets (7.3%)
Dreyfus Cash Management Money Market Fund                   2,841,450     2,841
Federated Prime Value Obligations Money Market Fund         2,841,450     2,842
                                                                        -------

Total Money Markets                                                       5,683
                                                                        -------

Total Investments (Cost $76,119) - 101.1%                                78,727

Liabilities in excess of other assets - (1.1)%                             (890)
                                                                        -------

NET ASSETS - 100.0%                                                     $77,837
                                                                        =======

                See notes to schedules of portfolio investments

                                                                 Technology Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Common Stocks (99.8%)
Computers (14.4%)
EMC Corp.*                                                     150,000   $ 1,155
Netscreen Technologies, Inc.*                                   45,000       886
Network Appliance, Inc.*                                        90,000       973
Storage Technology Corp.*                                       30,000       663
                                                                         -------
                                                                           3,677
                                                                         -------
Electronics (5.2%)
Agilent Technologies, Inc.*                                     42,000       692
Flextronics International Ltd.*                                 50,000       403
Planar Systems*                                                 15,000       239
                                                                         -------
                                                                           1,334
                                                                         -------
Internet (1.8%)
At Road, Inc.*                                                  10,000        50
Verisign, Inc.*                                                 50,000       413
                                                                         -------
                                                                             463
                                                                         -------
Semiconductors (34.1%)
Agere Systems Inc., Class A*                                   725,323     1,283
Agere Systems Inc., Class B*                                   732,936     1,275
Analog Devices, Inc.*                                           30,000       718
AXT, Inc.*                                                      50,000        55
Cypress Semiconductor Corp.*                                    90,000       473
Emulex Corp.*                                                   30,000       628
Intel Corp.                                                     23,000       360
Kopin Corp.*                                                   200,000       836
LSI Logic Corp.*                                               200,000       882
Maxim Integrated Products, Inc.                                  5,000       156
Micrel, Inc.*                                                   70,000       583
Pixelworks, Inc.*                                               30,000       227
Semtech Corp.*                                                  45,500       606
Silicon Image, Inc.*                                            50,000       265
Xilinx, Inc.*                                                   19,000       376
                                                                         -------
                                                                           8,723
                                                                         -------
Software (22.8%)
BEA Systems, Inc.*                                             165,000     1,891
Business Objectives S.A., ADR*                                  20,000       321
Citrix System, Inc.*                                            50,000       690
Documentum, Inc.*                                               52,500       775
Mercury Interactive Corp.*                                      35,000     1,241
Packeteer, Inc.*                                                30,000       240
Parametric Technology Corp.*                                   275,000       660
                                                                         -------
                                                                           5,818
                                                                         -------
Telecommunications (21.5%)
ADC Telecommunications, Inc.*                                  250,000       575
Allen Telecom, Inc.*                                            35,000       425
Boston Communications Group, Inc.*                              27,500       350
Broadwing, Inc.*                                               100,000       399
Cisco Systems, Inc.*                                            30,000       401
Finisar Corp.*                                                 450,000       585
Lucent Technologies, Inc.*                                     525,000       976
Nortel Networks Corp., ADR*                                    350,000       830
Primus Telecommunications Group, Inc.*                          75,000       162
Tellabs, Inc.*                                                 100,000       779
                                                                         -------
                                                                           5,482
                                                                         -------

Total Common Stocks                                                       25,497
                                                                         -------

                                    Continued

Technology Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                               Shares     Value
                                                               ------   --------
Money Markets (0.6%)
Dreyfus Cash Management Money
   Market Fund                                                 75,503   $    76
Federated Prime Value Obligations
   Money Market Fund                                           74,179        74
                                                                        -------

Total Money Markets                                                         150
                                                                        -------
Total Investments (Cost $26,185) - 100.4%                                25,647

Liabilities in excess of other assets - (0.4)%                              (94)
                                                                        -------
NET ASSETS - 100.0%                                                     $25,553
                                                                        =======

                 See notes to schedules of portfolio investments

                                                                  Worldwide Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                               Shares    Value
                                                              -------   -------
Investment Companies (90.5%)
American Century Small Cap Value
   Investor Class C                                            15,832   $   104
Artisan International                                          13,092       179
Artisan Mid Cap Fund Investor Class *                             193         4
Berger Mid Cap Value                                           22,629       326
Credit Suisse Global Technology Fund *                             84         2
Credit Suisse Japan Growth Fund *                             162,484       609
Credit Suisse Pincus Global Post
   Venture Capital *                                              164         2
Driehaus Asia Pacific Growth Fund *                             8,397        98
Excelsior Pacific/Asia *                                           33        --#
Fremont US Micro Cap *                                            109         2
Fremont US Small Cap *                                            201         1
Heartland Value                                                    68         2
Henlopen *                                                        159         2
Invesco Energy Fund Class IV *                                     93         2
Invesco Financial Services Fund Class IV                           32         1
Invesco Gold Fund Investor Class *                                 59        --#
Invesco Small Company Growth
   Investor Class *                                               258         2
Janus Global Life Sciences *                                    8,013        98
Janus Mercury *                                                    16        --#
Janus Overseas                                                    505         7
Janus Worldwide                                                    32         1
Liberty Acorn International Fund                               25,558       384
Liberty Acorn USA*                                             14,893       210
Longleaf Partners International                                55,037       536
Matthews China                                                 32,983       299
Matthews Korea                                                 49,394       168
Matthews Pacific Tiger Class I *                               24,687       203
Mutual Series European Class Z                                 79,719     1,006
Oakmark International Equity
   Fund Class I                                                   211         3
Oakmark International Small
   Cap Class I                                                 19,894       205
Oakmark Select Class I                                            201         5
PBHG Clipper Focus                                             60,792       783
Pin Oak Aggressive Stock *                                     31,154       377
Potomac Small Cap/Short *                                       4,207       187
Profunds Short Small - Cap *                                    4,899       187
RCM Global Healthcare *                                        13,241       202
Red Oak Technology Select *                                   120,248       547
Reich & Tang Delafield Fund, Inc.                              23,484       413
RS Diversified Growth Class A*                                    149         2
RS Emerging Growth Class A*                                    11,111       207
RS Microcap Growth                                              9,985       123
RS Partners Fund Class A*                                      18,416       332
Rydex - Biotechnology Fund
   Investor Class *                                            13,373       176
Rydex - Energy Services Investor Class *                       65,003       376
Rydex Precious Metals *                                        34,538     1,068
Rydex Tempest 500 Class H                                       7,225       701
Rydex Venture 100 Class H                                      18,364     1,279
Strong Asia Pacific                                               190         1
T. Rowe Price Japan FD *                                       34,883       166
T. Rowe Price New Asia Fund                                    33,678       193

                                    Continued

Worldwide Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                              Shares
                                                                or
                                                            Principal
                                                              Amount     Value
                                                            ---------   -------
Investment Companies, continued
Third Ave Small - Cap Value                                    59,160   $   776
Tocqueville International Value Fund                           61,125       453
Turner Micro Cap Growth Class I *                                 133         4
Turner Small Cap Growth Fund Class I *                            417         5
Tweedy, Browne Global Value                                    26,871       404
Van Wagoner Emerging Growth Fund *                             96,125       442
Van Wagoner Post - Venture Fund *                             125,708       441
Van Wagoner Technology *                                       75,709       441
Vanguard International Growth Fund                             16,070       189
Vanguard International Value Fund                              10,181       184
Wasatch Small Cap Value *                                     181,765       605
                                                                        -------

Total Investment Companies                                               15,725
                                                                        -------

Repurchase Agreements (6.1%)
UBS Warburg, 1.28%, 2/3/03,
   (collateralized by various U.S. Government Agency
   securities.)                                              $  1,065     1,065
                                                                        -------

Total Repurchase Agreements                                               1,065
                                                                        -------

Money Markets (5.7%)
Dreyfus Cash Management Money Market Fund                     498,055       498
Federated Prime Value Obligations Money Market Fund           498,055       498
                                                                        -------

Total Money Markets                                                         996
                                                                        -------

Total Investments (Cost $19,119) - 102.3%                                17,786

Liabilities in excess of other assets - (2.3)%                             (400)
                                                                        -------

NET ASSETS - 100.0%                                                     $17,386
                                                                        =======

                 See notes to schedules of portfolio investments

                                                       International Equity Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                               Shares    Value
                                                               ------    ------
Foreign Stocks (87.1%)
Australia (2.9%)
Amcor, Ltd.                                                    20,795    $  101
AMP Diversified Property Trust                                  7,933        12
AMP, Ltd.                                                      17,191        92
Ansell, Ltd. *                                                  2,104         9
Australia & New Zealand Banking
   Group, Ltd.                                                 10,790       109
Australian Gas & Light Co.                                     13,144        82
BHP, Ltd.                                                      89,827       470
Boral, Ltd.                                                    17,557        44
Brambles Industries, Ltd.                                      18,245        49
Coca-Cola Amatil, Ltd.                                         13,677        46
Coles Myer, Ltd.                                               22,607        83
Commonwealth Bank of Australia                                 20,246       308
CSL, Ltd.                                                       2,139        22
CSR, Ltd.                                                      26,319        96
Foster's Brewing Group, Ltd.                                   38,418        97
General Property Trust                                         34,812        59
Goodman Fielder, Ltd.                                          25,322        26
James Hardie Industries NV                                     11,488        44
Leighton Holdings, Ltd.                                         5,524        33
Lend Lease Corp., Ltd.                                         11,299        60
M.I.M Holdings, Ltd.                                           58,588        53
Mayne Nickless, Ltd.                                           13,964        26
National Australia Bank, Ltd.                                  28,629       533
Newcrest Mining, Ltd. *                                         7,266        28
Newmont Mining Corp.                                           29,052        85
News Corp., Ltd.                                               30,461       202
Onesteel, Ltd.                                                  6,088         7
Orica, Ltd.                                                    11,235        67
Paperlinx, Ltd.                                                12,770        39
QBE Insurance Group, Ltd.                                       7,942        36
Rio Tinto, Ltd.                                                 8,017       150
Santos, Ltd.                                                    7,080        25
Southcorp Holdings, Ltd.                                       12,928        33
Stockland Trust Group                                           7,008        20
Suncorp Metway, Ltd.                                            6,400        40
TABCORP Holdings, Ltd.                                          6,588        39
Telstra Corp., Ltd.                                            97,108       256
Westfarmers, Ltd.                                               4,068        67
Westfield Trust                                                31,375        65
Westpac                                                        32,900       273
WMC Resources, Ltd. *                                          28,144        66
WMC, Ltd.                                                      28,144        78
Woolworths, Ltd.                                               23,762       166
                                                                          -----
                                                                          4,196
                                                                          -----
Austria (0.4%)
Boehler-Uddeholm AG                                               326        16
Erste Bank Der Oesterreichischen
Sparkassen AG                                                   1,595       107
Flughafen Wein AG                                                 622        22

                                    Continued

                                                       International Equity Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                                ------   -------
Foreign Stocks, continued
Austria, continued
Mayr-Melnhof Karton AG                                             284   $    23
Oesterreichische Elektrizitaetswirtschafts AG                    1,053        92
OMV AG                                                             800        82
RHI AG*                                                          1,062        10
Telekom Austria AG*                                             11,852       122
VATechnologie AG                                                   533         8
Voest-Alpine Stahl AG                                            1,056        27
Wienerberger Baust                                               1,935        32
                                                                         -------
                                                                             541
                                                                         -------
Belgium (0.5%)
Dexia                                                           20,140       231
Electrabel SA                                                      105        27
Fortis                                                          19,331       305
KBC Bancassurance Holding SA                                     1,771        54
Solvay SA                                                          567        37
UCB Cap NPV Ord                                                  1,200        36
Union Miniere SA                                                   108         4
                                                                         -------
                                                                             694
                                                                         -------
Denmark (0.4%)
Carlsberg AS                                                       500        20
Danisco AS                                                       1,700        56
Danske Bank                                                     18,417       299
Falck AS                                                         4,600        91
ISS AS*                                                          3,100       108
Novo Nordisk AS-B                                                1,500        41
Novozymes AS                                                       800        15
TDC AS                                                             600        16
William Demant Holdings*                                           500         9
                                                                         -------
                                                                             655
                                                                         -------
Finland (0.6%)
Fortum Oyj                                                       6,494        42
Instrumentarium                                                    400        16
Kesko Oyj-B Shares                                               4,189        53
Kone Corporation                                                   740        24
Metso Oyj-B Shares                                               5,105        52
Nokia Oyj                                                       26,646       375
Outokumpo Oyj                                                    2,515        22
Sampo Insurance Co.                                              1,030         7
Stora Enso Oyj                                                   7,829        74
TietoEnator Oyj                                                  3,471        49
UPM-Kym'mene Oyj                                                 4,277       120
Wartsila Corp. Oyj-B Shares                                      1,371        18
                                                                         -------
                                                                             852
                                                                         -------
France (7.4%)
Accor SA                                                         3,904       120
Aventis SA                                                      18,475       938
AXA SA                                                          20,429       250
Banque Nationale de Paris                                       20,456       807
BIC                                                              2,237        71
Bouygues                                                         9,414       239
Cap Gemini                                                       1,265        34
Carrefour SA                                                    12,927       513
Casino Guichard-Perrachon                                        1,705       106
Compagnie de Saint Gobain                                        5,444       159

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
France, continued
Dassault Systems SA                                                838   $    19
Essilor International                                              754        28
Gecina                                                             991       106
Groupe Danone                                                    6,332       797
Imerys SA                                                          273        32
Klepierre                                                          481        64
L'Air Liquide SA                                                 1,181       148
L'Oreal SA                                                      13,570       937
Lafarge SA                                                       1,945       121
Lagardere Group SCA                                              2,537       103
LVMH Moet-Hennessy Louis Vuitton                                 9,503       402
Pechiney SA-A Shares                                               825        23
Pernod Ricard                                                    1,841       179
Pinault Printemps                                                2,549       192
Sanofi-Synthelabo                                               17,654       922
Schneider Electric SA                                            2,423       106
Silic                                                               73        13
Societe Fonciere Lyonnaise                                       3,794       118
Societe Generale-A                                               7,816       456
Sodexho SA                                                       3,753        94
Sophia                                                           1,693        55
Suez SA                                                          1,811        35
Technip-Coflexip SA                                                135         8
Thales SA                                                        3,470        97
Thomson*                                                         2,300        37
Total Fina                                                      14,756     1,990
Unibail Union Credit                                             4,150       281
Vivendi Universal                                               12,898       217
                                                                         -------
                                                                          10,817
                                                                         -------
Germany (4.4%)
Adidas-Salomon AG                                                  250        20
Allianz AG                                                       2,600       206
Altana AG                                                          400        17
BASF AG                                                          9,368       345
Bayer AG                                                        11,818       208
Beiersdorf AG                                                    5,050       537
DaimlerChrysler AG                                               4,851       149
Deutsche Lufthansa AG*                                           5,200        48
Deutsche Post AG                                                 2,251        24
Deutsche Telekom AG                                             66,000       827
Douglas Holdings AG                                              2,150        35
Epcos AG*                                                          500         6
Fresenius Medical Care AG                                        2,350       107
Gehe AG                                                          1,850        75
Heidelberger Zement AG                                             435        13
Henkel KGaA                                                        350        21
Infineon Technologies AG*                                          251         2
IVG Holding AG                                                   5,813        48
Karstadt AG                                                      1,650        25
Linde AG                                                         2,970        96
MAN AG                                                           1,780        26
Merck KGAA                                                       2,535        76
Metro AG                                                         9,413       192
Muenchener Rueckver AG                                           1,500       143

                                    Continued

International Equity Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                               Shares     Value
                                                             ---------   -------

Foreign Stocks, continued
Germany, continued
Porsche AG                                                          50   $    20
RWE AG                                                           2,151        60
SAP AG                                                           8,700       811
Schering AG                                                      4,250       171
Siemens AG                                                      18,451       753
Thyssen Krupp AG                                                 6,021        67
TUI AG                                                           3,830        50
VEBA AG                                                         27,968     1,257
Volkswagen AG                                                    1,250        51
                                                                         -------
                                                                           6,486
                                                                         -------
Great Britain (25.9%)
Arm Holdings PLC*                                                9,382         7
AstraZeneca PLC                                                 62,357     2,106
Aviva PLC                                                       17,616       114
AWG PLC*                                                         3,918        28
AWG PLC Redeemable shares*                                     532,848         1
BAA PLC                                                         31,712       234
BAE Systems PLC                                                160,262       300
Barclays PLC                                                   152,935       880
BG Group PLC                                                   107,982       417
BHP Billiton PLC                                                27,095       126
BOC Group PLC                                                    6,041        78
Boots Group PLC                                                 24,900       214
BP Amoco PLC                                                   767,180     4,818
BPB PLC                                                          6,052        24
Brambles Industries PLC                                         46,079       112
British Airways PLC*                                            43,380        81
British American Tobacco PLC                                    93,611       885
British Sky Broadcasting Group PLC*                             31,925       311
BT Group PLC                                                   250,397       714
Bunzl PLC                                                       11,327        64
Cadbury Schweppes PLC                                           81,088       441
Capita Group Ord                                                44,688       150
Carlton Communications PLC                                      13,061        24
Centrica PLC                                                   150,739       383
Chelsfield PLC                                                  15,939        63
Chubb PLC*                                                      43,076        57
Compass Group PLC                                               62,039       296
Corus Group PLC*                                                36,920        16
De La Rue PLC                                                   13,446        61
Derwent Valley Holdings PLC                                      3,140        26
Diageo PLC                                                     143,177     1,461
Dixons Group PLC                                                49,822        85
EMI Group PLC                                                   14,456        32
GKN PLC                                                         18,190        56
Glaxosmithkline PLC                                            220,186     4,140
Granada Compass PLC                                             60,226        64
Great Universal Stores PLC                                      32,003       260
Hanson PLC                                                       8,700        37
Hays PLC                                                       107,730       137
HBOS PLC                                                       100,303       908
Hilton Group PLC                                                61,773       157
HSBC Holdings PLC                                              213,980     2,219
Imperial Chemical Industries PLC                                13,779        45
Imperial Tobacco Group PLC                                      32,275       493

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Great Britain, continued
Invensys PLC                                                   121,876   $    96
Johnson Matthey PLC                                              2,812        35
Kelda Group PLC                                                 12,537        83
Kingfisher PLC                                                  34,764       110
Legal & General Group PLC                                       50,751        63
Lloyds TSB Group PLC                                           124,849       778
Logica PLC                                                       8,521        17
Marks & Spencer PLC                                             66,597       326
Misys PLC                                                       15,550        45
National Grid Transco PLC                                      200,489     1,308
Next PLC                                                         2,181        27
Nycomed Amersham PLC                                            21,876       169
P & O Princess Cruises PLC                                      20,798       134
Pearson PLC                                                     12,967       116
Peninsular & Oriental Steam Navigation Co. PLC                  17,232        46
Pillar Property PLC                                              2,498        15
Prudential Corp. PLC                                            15,587        98
Reckitt Benckiser PLC                                           26,298       456
Reed International PLC                                          22,676       176
Rentokil Initial PLC                                           124,565       403
Reuters Holding PLC                                             26,157        75
Rexam PLC                                                        5,511        33
Rio Tinto PLC                                                   12,325       225
RMC Group PLC                                                    3,428        21
Rolls-Royce PLC                                                 75,649       122
Royal & Sun Alliance Insurance Group PLC                        11,237        18
Royal Bank of Scotland Group PLC                                62,887     1,384
Sage Group PLC                                                  28,574        55
Sainsbury PLC                                                   59,378       230
Scot Power PLC                                                  92,607       511
Scottish & Newcastle PLC                                         6,139        41
Scottish & Southern Energy PLC                                 105,915     1,057
Serco Group PLC                                                 29,979        70
Severn Trent PLC                                                11,091       125
Shell Transportation & Trading Co. PLC                         164,504       998
Six Continents PLC                                              32,593       277
Smith & Nephew PLC                                              12,995        74
SSL International PLC                                              463         2
Tate & Lyle PLC                                                  8,972        42
Tesco PLC                                                      191,132       520
Unilever PLC                                                   120,583     1,048
Vodaphone Airtouch PLC                                       1,734,940     3,108
WPP Group PLC                                                   16,228       114
                                                                         -------
                                                                          37,776
                                                                         -------
Greece (0.0%)
Alpha Bank A.E                                                     555         7
Eurobank                                                           921        11
National Bank of Greece SA                                       1,231        16
Titan Cement Co.                                                   400        15
                                                                         -------
                                                                              49
                                                                         -------
Hong Kong (1.8%)
Bank of East Asia, Ltd.                                         47,275        88
Cathay Pacific Airways, Ltd.                                    35,000        52

                                   Continued

                                                       International Equity Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   ------
Foreign Stocks, continued
Hong Kong, continued
Cheung Kong Holdings, Ltd.                                      52,000   $  339
CLP Holdings, Ltd.                                              58,600      236
Esprit Asia Holdings, Ltd.                                      17,000       32
Hang Lung Properties, Ltd.                                      40,000       38
Hang Seng Bank, Ltd.                                            26,200      279
Henderson Land Development, Ltd.                                21,000       60
Hong Kong & China Gas Co., Ltd.                                121,648      153
Hong Kong Electric Holdings, Ltd.                               47,000      177
Hong Kong Exchanges & Clearing, Ltd.                            36,000       43
Hutchison Whampoa, Ltd.                                         68,100      427
Johnson Electric Holdings, Ltd.                                 51,000       59
Li & Fung, Ltd.                                                 53,000       51
MTR Corp.                                                       44,616       48
New World Development Co., Ltd.                                 49,909       24
PCCW, Ltd.*                                                     63,047       51
Sino Land Company, Ltd.                                            551       --#
Sun Hung Kai Properties, Ltd.                                   46,000      265
Swire Pacific, Ltd.                                             32,500      135
Television Broadcasts, Ltd.                                     14,000       43
Wharf Holdings, Ltd.                                            42,600       86
                                                                         ------
                                                                          2,686
                                                                         ------
Indonesia (0.0%)
Mulia Industrindo Tbk*                                          19,000       --#
                                                                         ------

Ireland (0.6%)
Allied Irish Banks PLC                                          27,209      374
Bank of Ireland                                                 28,021      286
CRH PLC                                                          9,132      115
Irish Life & Permanent PLC                                       3,284       36
Kerry Group PLC - A                                              2,505       32
                                                                         ------
                                                                            843
                                                                         ------
Italy (3.7%)
Aedes SpA                                                       16,860       58
Alleanza Assicurazioni SpA                                       7,346       56
Assicurazioni Generali                                          15,571      329
Autogrill SpA*                                                   3,566       29
Banca Monte dei Paschi di Seina SpA                              7,634       17
Banca Nazionale del Lavoro SpA*                                 10,639       13
Banca Popolare di Milano*                                        1,907        7
Benetton Group SpA                                               2,922       25
Beni Stabili SpA                                               210,480       93
Credito Italiano                                               101,787      366
Enel SpA                                                       162,801      924
ENI SpA                                                         79,948    1,208
IntesaBci SpA                                                  125,554      260
Italcementi SpA                                                  1,053       10
Italgas SpA                                                     10,429      144
Mediaset SpA                                                    14,821      102
Mediobanca SpA                                                  10,652       96
Parmalat Finanziaria SpA                                        38,428       91
Pirelli SpA                                                     38,405       34
RAS SpA                                                          5,528       62
San Paolo IMI SpA                                               23,015      154
Snia SpA*                                                        6,546       14

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Italy, continued
Telecom Italia                                                  62,770   $  475
Telecom Italia Mobile SpA                                      173,111      778
Telecom Italia SpA-RNC                                           4,917       24
                                                                         ------
                                                                          5,369
                                                                         ------
Japan (17.7%)
Acom Co., Ltd.                                                   2,720       83
Advantest                                                        1,500       66
AEON Co., Ltd.                                                   8,800      201
Aiful Corp.                                                        300       12
Ajinomoto Co., Inc.                                             24,400      250
Alps Electric Co., Ltd.                                          3,000       35
Amada Co., Ltd.                                                  8,000       22
Asahi Breweries, Ltd.                                           12,000       78
Asahi Glass Co., Ltd.                                           35,800      209
Asahi Kasei Corp.                                               32,000       84
Asatsu, Ltd.                                                     1,100       19
Banyu Pharmaceutical Co., Ltd.                                   1,000       12
Bellsystem 24, Inc.                                                140       21
Benesse Corp.                                                    3,400       41
Bridgestone Corp.                                               22,000      244
Canon, Inc.                                                     18,400      643
Casio Computer Co., Ltd.                                        12,800       70
Central Japan Railway Co.                                           46      276
Chubu Electric Power Co., Inc.                                   4,100       72
Chugai Pharmaceutical Co., Ltd.                                  6,700       62
Citizen Watch Co., Ltd.                                          4,000       18
Credit Saison Co., Ltd.                                          2,500       42
CSK Corp.                                                        1,400       25
Dai Nippon Printing Co., Ltd.                                   24,600      257
Daicel Chemical Industries, Ltd.                                 5,000       15
Daiichi Pharmaceutical Co., Ltd.                                 5,000       67
Daikin Kogyo Corp.                                               4,000       57
Dainippon Ink & Chemicals, Inc.                                 17,000       28
Daito Trust Construction Co., Ltd.                               3,600       69
Daiwa House Co., Ltd.                                           17,600       98
Daiwa Securities Group, Ltd.                                    33,000      156
Denki Kagaku Kogyo Kabushiki
   Kaisha, Ltd.                                                 11,000       25
Denso Corp.                                                     17,150      264
Dowa Mining Co., Ltd.                                            7,000       27
East Japan Railway Co.                                             103      473
Ebara Corp.                                                     10,800       30
Eisai Co., Ltd.                                                  6,000      120
Fanuc Co., Ltd.                                                  5,500      232
Fuji Machine Mfg Co., Ltd.                                         600        5
Fuji Photo Film Co., Ltd.                                       14,000      421
Fuji Soft ABC, Inc.                                                800       13
Fuji Television Network                                              5       18
Fujikura                                                         6,000       16
Fujisawa Pharmaceutical Co.                                      2,000       42
Fujitsu, Ltd.                                                   35,000       96
Furukawa Electric Co., Ltd.                                     17,800       45
Hankyu Department Stores, Inc.                                   2,000       10
Hirose Electric Co., Ltd.                                          700       51

                                    Continued

International Equity Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                  Shares   Value
                                                                 -------   -----
Foreign Stocks, continued
Japan, continued
Hitachi, Ltd.                                                     60,000    $250
Honda Motor Co., Ltd.                                             17,851     594
Hoya Corp.                                                         2,300     145
Isetan Co., Ltd.                                                   3,000      19
Ishihara Sangyo Kaisha, Ltd.*                                      4,000       4
Ishikawajima-Harima Heavy
   Industries Co., Ltd.                                           20,000      21
Ito Yokado Co., Ltd.                                              11,000     294
Itochu Corp.                                                      32,000      78
Japan Airlines System Corp.*                                      25,000      51
Japan Synthetic Rubber                                             4,000      37
Japan Tobacco, Inc.                                                   35     221
JFE Holdings, Inc.*                                               11,925     152
JGC Corp.                                                          3,000      18
Kajima Corp.                                                      32,400      67
Kaneka Corp.                                                       7,000      38
Kansai Electric Power Co., Inc.                                   27,600     401
Kao Corp.                                                         18,000     367
Kawasaki Heavy Industries, Ltd.*                                  24,000      20
Keihin Electric Express Railway
   Co., Ltd.                                                      11,000      49
Keio Electric Railway CO., Ltd.                                    4,000      19
Keyence Corp.                                                        600      99
Kikkoman Corp.                                                     3,000      20
Kinki Nippon Railway Co., Ltd.                                    46,230      93
Kirin Brewery Co., Ltd.                                           34,400     246
Kokuyo Co., Ltd.                                                   4,000      31
Komatsu, Ltd.                                                     30,400     102
Konami Co., Ltd.                                                   2,500      53
Konica Corp.                                                       5,000      35
Kubota Corp.                                                      44,000     119
Kuraray Co., Ltd.                                                  9,000      50
Kurita Water Industries, Ltd.                                      2,000      18
Kyocera Corp.                                                      3,500     194
Kyowa Hakko Kogyo Co., Ltd.                                        7,200      30
Kyushu Electric Power Co., Inc.                                    2,700      39
Mabuchi Motor Co. Ltd.                                               200      16
Marubeni Corp.*                                                   32,800      33
Marui Co., Ltd.                                                    9,000      79
Matsushita Electric Industrial Co., Ltd.                          57,344     547
Matsushita Electric Works                                          3,000      17
Meiji Seika Co., Ltd.                                              6,000      17
Meitec Corp.                                                       1,000      20
Minebea Co., Ltd.                                                  7,000      25
Mitsubishi Chemical Corp.*                                        48,000      93
Mitsubishi Corp.                                                  34,000     218
Mitsubishi Electric Corp.*                                        57,800     153
Mitsubishi Estate Co., Ltd.                                       28,000     199
Mitsubishi Heavy Industries, Ltd.                                100,000     240
Mitsubishi Logistics Corp.                                         2,000       9
Mitsubishi Rayon Co., Ltd.                                        13,000      31
Mitsui & Co., Ltd.                                                34,800     171
Mitsui Chemicals Inc.                                             13,000      57
Mitsui Fudosan Co., Ltd.                                          18,400     118
Mitsui Mining & Smelting Co., Ltd.                                16,000      37
Mitsui Trust Holding, Inc.                                        31,713      55

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Japan, continued
Murata Manufacturing Co., Ltd.                                     4,900    $190
NEC Corp.                                                         30,200     108
New Oji Paper Co.                                                 30,400     138
NGK Insulators, Ltd.                                              11,600      63
NGK Spark Plug Co., Ltd.                                           8,000      49
Nidec Corp.                                                          600      34
Nikko Securities Co., Ltd.                                         9,000      32
Nikon Corp.*                                                       5,000      37
Nintendo Co., Ltd.                                                 3,400     268
Nippon Express Co., Ltd.                                          25,600      91
Nippon Meat Packers, Inc.                                          7,600      73
Nippon Mining Holdings, Inc*                                       9,000      12
Nippon Oil Co., Ltd.                                              49,800     196
Nippon Sheet Glass Co., Ltd.                                      10,000      18
Nippon Steel Corp.                                               175,800     207
Nippon Telegraph and Telephone
   Corp.                                                             209     701
Nippon Unipac Holding                                                 21      89
Nippon Yusen Kabushiki Kaisha                                     35,000     115
Nissan Chemical Industries, Ltd.                                   4,000      15
Nissan Motors Co., Ltd.                                           60,600     461
Nisshin Flour Milling Co., Ltd.                                    3,000      19
Nisshinbo Industries, Inc.                                         2,000       7
Nissin Food Products Co., Ltd.                                     1,900      37
Nitto Denko Corp.                                                  4,200     110
Nomura Securities Co., Ltd.                                       47,000     565
NSK, Ltd.                                                         20,000      55
NTN, Corp.                                                        11,000      40
NTT Data Corp.                                                        22      60
NTT DoCoMo, Inc.                                                     130     250
Obayashi Corp.                                                    15,000      33
Oki Electric Industry Co., Ltd.*                                   8,000      14
Olympus Optical Co., Ltd.                                          4,000      61
Omron Corp.                                                        5,000      72
Onward Kashiyama Co., Ltd.                                         5,000      38
Oracle Corp. Japan                                                   300       8
Oriental Land Co., Ltd.                                            2,200     122
Orix Corp.                                                         1,840     110
Osaka Gas Co., Ltd.                                               66,200     157
Pioneer Electronic Corp.                                           4,801      92
Promise Co., Ltd.                                                  2,800      88
Ricoh Co., Ltd.                                                   13,000     197
Rohm Co., Ltd.                                                     2,200     251
Sankyo Co., Ltd.                                                  12,800     175
Sanrio Co., Ltd.                                                     700       3
Sanyo Electric Co., Ltd.                                          51,000     145
Secom Co., Ltd.                                                    8,100     236
Sekisui Chemical Co., Ltd.                                         8,000      20
Sekisui House, Ltd.                                               20,600     148
Seven-Eleven Japan Co., Ltd.                                       6,000     154
Sharp Corp.                                                       25,200     246
Shimamura Co., Ltd.                                                  400      22
Shimano, Inc.                                                      3,100      45
Shimizu Construction                                              24,600      60
Shin-Etsu Chemical Co.                                             8,648     283
Shionogi & Co., Ltd.                                               7,000      87

                                    Continued

                                                       International Equity Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Japan, continued
Shisiedo Co., Ltd.                                              10,800   $   129
Showa Shell Sekiyu KK                                            6,000        39
Skylark Co., Ltd.                                                5,000        58
SMC Corp.                                                        1,800       142
Softbank Corp.                                                   6,900        89
Sony Corp.                                                      21,198       832
Sumitomo Bakelite Co.                                            4,000        17
Sumitomo Chemical Co., Ltd.                                     37,600       143
Sumitomo Corp.                                                  22,200       104
Sumitomo Electric Industries                                    15,400       105
Sumitomo Metal Mining Co., Ltd.                                 13,600        52
Sumitomo Trust & Banking                                         6,000        23
Taisho Pharmaceutical Co.                                        8,800       131
Taiyo Yuden Co., Ltd.                                            2,000        20
Taka Shi Maya Co., Ltd.                                          4,000        17
Takara Shuzo Co., Ltd.                                           3,000        14
Takeda Chemical Industries, Ltd.                                19,400       738
Takefuji Corp.                                                   3,120       159
Takuma Co., Ltd.                                                 3,000        15
TDK Corp.                                                        2,400        99
Teijin, Ltd.                                                    22,400        59
Teikoku Oil Co., Ltd.                                            4,000        14
Terumo Corp.                                                     6,200        86
THK Co, Ltd.                                                       700         8
TIS, Inc.                                                          651        10
Tobu Railway Co., Ltd.                                          26,600        68
Toho Co.                                                         1,600        14
Tohoku Electric Power Co., Ltd.                                 13,100       190
Tokyo Broadcasting System, Inc.                                  3,000        37
Tokyo Electric Power Co., Inc.                                  39,100       730
Tokyo Electronics, Ltd.                                          3,100       140
Tokyo Gas Co., Ltd.                                             71,600       211
Tokyu Corp.                                                     28,400        95
Tonengeneral Sekiyu K.K.                                         3,000        18
Toppan Printing Co., Ltd.                                       22,600       154
Toray Co.                                                       33,100        70
Toshiba Corp.*                                                  68,000       205
Tosoh Corp.                                                     13,000        32
Tostem Corp.                                                     5,000        68
Toto, Ltd.                                                      15,600        63
Toyo Seikan Kaisha, Ltd.                                         5,000        55
Toyobo Co., Ltd.                                                 2,000         3
Toyota Automatic Loom Works                                      1,100        16
Toyota Motor Corp.                                              72,800     1,733
Trans Cosmos, Inc.                                                 200         2
Trend Micro, Inc.*                                                 700        12
Uni-Charm Corp.                                                  1,000        35
UNY Co., Ltd.                                                    3,000        25
Wacoal Corp.                                                     2,000        14
West Japan Railway Co.                                               7        23
World Co., Ltd                                                   1,050        17
Yakult Honsha Co., Ltd.                                          2,000        25
Yamaha Corp.                                                     3,000        33
Yamanouchi Pharmaceutical Co., Ltd.                             10,000       260

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Japan, continued
Yamato Transport Co., Ltd.                                       7,000   $    97
Yamazaki Baking Co., Ltd.                                        3,000        15
Yokogawa Electric Corp.                                          3,000        21
                                                                         -------
                                                                          25,820
                                                                         -------
Luxembourg (0.0%)
Arcelor*                                                         4,020        43
                                                                         -------

Netherlands (6.0%)
ABN AMRO Holding NV                                             37,950       591
Aegon NV                                                        15,952       200
Akzo NV                                                          3,359        88
ASML Holding NV*                                                 1,477        11
Buhrmann NV                                                      6,142        23
Corio NV                                                         4,168       116
Elsevier NV                                                     10,353       114
Eurocommercial Properties NV                                     2,613        54
Getronics NV*                                                    4,404         1
Hagemeyer NV                                                     2,262        15
Heineken NV                                                     21,015       757
ING Groep NV                                                    13,490       205
Koninklijke Ahold NV                                            15,284       190
Koninklijke KNP NV*                                             11,776        83
Philips Electronics NV                                          29,930       508
Rodamco Cont Eurpope NV                                          3,100       135
Royal Dutch Petroleum                                           79,659     3,297
STMicroelectronics NV                                            1,939        35
TNT Post Groep NV                                               11,615       176
Unilever NV                                                     34,922     1,961
Vedior NV                                                        7,465        40
Wereldhave                                                         990        55
Wolters Kluwer NV CVA                                            6,275        93
                                                                         -------
                                                                           8,748
                                                                         -------
New Zealand (0.0%)
Carter Holt Harvey, Ltd.                                        16,513        16
Telecom Corp. of New Zealand, Ltd.                               5,838        14
                                                                         -------
                                                                              30
                                                                         -------
Norway (0.2%)
DnB Holding ASA                                                  4,503        22
Gjensidige NOR ASA                                                 386        12
Norsk Hydro ASA                                                  4,472       187
Norske Skogindustrier AG                                         1,400        18
Orkla SA                                                         3,600        57
Tandberg ASA*                                                      400         2
                                                                         -------
                                                                             298
                                                                         -------
Portugal (0.5%)
Banco Commercial                                                28,349        61
Banco Espir Santo E                                                839        11
Brisa Auto-Estradas                                             29,000       156
Electricidade de Portugal SA                                   258,598       418
Jeronimo Martins, SGPS SA*                                       3,950        27
Portugal Telecom SA                                             12,829        90
Sonae*                                                           8,200         4
                                                                         -------
                                                                             767
                                                                         -------

                                   Continued

International Equity Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                              Shares    Value
                                                             -------   --------
Foreign Stocks, continued
Singapore (1.6%)
Capitaland, Ltd.                                              75,250   $     44
Chartered Semiconductor, Ltd.*                                16,000          7
City Developments, Ltd.                                       37,000         83
Cycle & Carriage, Ltd.                                         7,500         14
DBS Group Holdings, Ltd.                                      60,683        356
Fraser & Neave                                                12,600         59
Haw Par Brothers Corp., Ltd.                                   2,426          5
Hotel & Properties                                            16,000          9
Keppel Corp., Ltd.                                            36,000         76
Oversea-Chinese Banking Corp., Ltd.                           59,058        309
Overseas Union Enterprises                                     6,000         20
Sembcorp Industries, Ltd.                                     68,802         33
Singapore Airlines, Ltd.                                      46,000        255
Singapore Press Holdings, Ltd.                                19,059        201
Singapore Technology Engineering, Ltd.                       115,000        114
Singapore Telecommunications, Ltd.                           324,000        244
United Overseas Bank, Ltd.                                    59,352        357
United Overseas Land, Ltd.                                    33,000         31
Venture Manufacturing, Ltd.                                    6,000         45
                                                                       --------
                                                                          2,262
                                                                       --------
South Korea (0.4%)
Samsung Display Devices Co.                                      510         28
Samsung Electro-Mechanics Co.                                  1,170         38
Samsung Electronics Co.                                        1,550        388
Samsung Electronics Co., Ltd.                                    570         69
                                                                       --------
                                                                            523
                                                                       --------
Spain (3.9%)
Acerinox SA                                                      585         22
Acesa Autopista                                                9,518        112
Actividad Construction                                         2,069         66
Altadis SA                                                     5,916        135
Amadeus Global Travel Distribution SA                         15,701         63
Banco Bilbao Vizcaya-Argentari                                82,063        711
Banco Santander Central Hispano SA                           122,865        758
Endesa SA                                                     28,068        337
Gas Natural SDG SA                                            27,874        551
General De Aguas De Barcelona SA                               4,192         47
Grupo Dragados SA                                              5,272         95
Iberdrola SA                                                  26,897        395
Inmobilaria Ubris SA                                           4,300         28
Inmobiliaria Colonial SA                                       6,680        107
Metrovacesa SA                                                 7,368        188
Repsol SA                                                     26,070        374
Sol Melia SA                                                   3,294         13
Telefonica SA*                                               119,205      1,149
TelePizza SA*                                                  7,635          6
Union Electric Penosa SA                                      24,219        316
Vallehermoso SA                                               18,500        171
                                                                       --------
                                                                          5,644
                                                                       --------
Sweden (1.6%)
Atlas Copco AB, Series A                                       3,100         58
Atlas Copco AB, Series B                                       1,700         29
Castellum International, Ltd.                                  2,990         41
Electrolux AB, Series B                                        8,800        128
Gambro AB, Series A                                              700          4

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Sweden, continued
Hennes & Mauritz AB, Series B                                 22,000   $    458
Holmen AB                                                      1,600         35
JM AB, Series B                                                2,170         35
Nordic Baltic                                                 62,322        267
Sandvik AB                                                     8,670        179
Securitas AB, B Shares                                        19,400        216
Shanska AB, Series B                                          12,400         68
Skandia Forsakrings AB                                         7,842         18
Skandiaviska Enskil                                            9,020         73
SKF AB, Series B                                               2,100         52
Svenska Cellulosa AB, Series B                                 2,264         71
Svenska Handelsbanken, Series A                               19,002        239
Svenskt Stal AB, Series A                                      1,200         14
Swedish Match AB                                               7,700         55
Tele2 AB*                                                        975         26
Telia                                                         50,327        178
Volvo AB, Series A                                             1,200         19
Volvo AB, Series B                                             4,700         78
WM-Data AB                                                     8,900          8
                                                                       --------
                                                                          2,349
                                                                       --------
Switzerland (6.6%)
Adecco SA, Registered                                          7,830        248
Centerpulse AG, Registered*                                       72         11
Ciba Specialty Chemicals AG                                      900         57
Clariant AG                                                    1,600         22
Compagnie Finaciere Richemont AG                               2,133         35
Credit Suisse Group*                                          29,065        624
George Fischer, Registered                                        23          2
Givaudan                                                         139         58
Holcim, Ltd.                                                     325         55
Kudelski SA*                                                     100          1
Logitech International SA*                                       430         14
Lonza Group AG                                                   440         26
Nestle                                                        11,980      2,487
Novartis AG, Registered                                       54,581      1,996
PSP Swiss Property AG                                            400         45
Roche Holding AG                                               4,370        494
Roche Holdings AG Genusscheine                                14,200        974
Societe Generale de Surveillance
   Holdings SA                                                   385        125
Sulzer AG, Registered                                             71          9
Swiss Reinsurance                                              4,965        300
Swisscom AG                                                      965        296
Syngenta                                                       1,271         77
The Swatch Group AG                                              700         12
The Swatch Group AG, Series B                                    740         62
UBS AG*                                                       31,663      1,367
Valora Holdings, AG, Registered                                   59         10
Zurich Financial Services                                      2,108        205
                                                                       --------
                                                                          9,612
                                                                       --------
Thailand (0.0%)
Cmic Finance & Securities PLC*                                 8,700         --#
Finance One PLC*                                              13,300         --#
General Finance & Securities PLC*                             14,500         --#
Univest Land PLC*                                              9,100         --#
                                                                       --------
Total Foreign Stocks                                                    127,060
                                                                       --------

                                   Continued

International Equity Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                             Shares
                                                               or
                                                            Principal
                                                             Amount      Value
                                                           ----------   --------
Preferred Stocks (0.1%)
Australia (0.1%)
News Corp., Ltd.                                               34,284   $    191
                                                                        --------

Germany (0.0%)
Volkswagen AG                                                     600         18
                                                                        --------

Total Preferred Stocks                                                       209
                                                                        --------

Repurchase Agreements (0.9%)
UBS Warburg, 1.28%, 2/3/03 (collaterized by various U.S.
   Government Agency Securities)                           $    1,273      1,273
                                                                        --------

Total Repurchase Agreements                                                1,273
                                                                        --------

Money Markets (8.6%)
Dreyfus Cash Management Money Market Fund                   6,311,873      6,312
Federated Prime Value Obligations Money Market Fund         6,263,220      6,263
                                                                        --------

Total Money Markets                                                       12,575
                                                                        --------

Total Investments (Cost $182,136) - 96.7%                                141,117

Other assets in excess of liabilities - 3.3%                               4,796
                                                                        --------

NET ASSETS - 100.0%                                                     $145,913
                                                                        ========

                See notes to schedules of portfolio investments

                                                          International GDP Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------    ------
Foreign Stocks (97.6%)
Australia (4.6%)
Amcor, Ltd.                                                     37,493    $  182
AMP, Ltd.                                                       58,900       317
Australia & New Zealand Banking Group, Ltd.                     59,900       605
BHP, Ltd.                                                      147,902       773
Brambles Industries, Ltd.                                       57,404       154
Coca-Cola Amatil, Ltd.                                          45,262       152
Commonwealth Bank of Australia                                  49,925       758
CSL, Ltd.                                                       13,100       136
CSR, Ltd.                                                       41,218       150
Foster's Brewing Group, Ltd.                                   125,436       318
General Property Trust                                         117,125       200
Insurance Australia Group                                       86,500       137
Lend Lease Corp., Ltd.                                          17,172        91
Macquarie Bank, Ltd.                                            15,500       237
Macquarie Infrastructure Group                                 112,200       210
National Australia Bank, Ltd.                                   61,614     1,146
News Corp., Ltd.                                                71,453       473
QBE Insurance Group, Ltd.                                       34,020       154
Rio Tinto, Ltd.                                                 13,873       260
Stockland Trust Group                                           31,280        91
Suncorp Metway, Ltd.                                            28,100       177
TABCORP Holdings, Ltd.                                          31,137       183
Telstra Corp., Ltd.                                             96,000       253
Westfarmers, Ltd.                                               21,500       355
Westfield Holdings, Ltd.                                        22,300       182
Westpac                                                         82,739       686
WMC Resources, Ltd.*                                            68,271       159
WMC, Ltd.                                                       68,271       188
Woodside Petroleum, Ltd.                                        38,300       262
Woolworths, Ltd.                                                64,131       449
                                                                          ------
                                                                           9,438
                                                                          ------

Austria (0.2%)
Erste Bank Der Oesterreichischen Sparkassen AG                   1,200        80
Mayr-Melnhof Karton AG                                             900        72
OMV AG                                                             940        97
Telekom Austria AG*                                              8,400        86
                                                                          ------
                                                                             335
                                                                          ------

Belgium (1.0%)
Agfa Gevaert NV                                                  4,300       101
Delhaize-Le Lion SA                                              4,700        84
Dexia                                                           25,800       296
Electrabel SA                                                    1,300       332
Fortis                                                          38,900       611
Groupe Bruxelles Lambert SA                                      2,900       116
Interbrew Co.                                                    6,100       122
KBC Bancassurance Holding SA                                     3,720       114
Solvay SA                                                        1,810       119
UCB Cap NPV Ord                                                  4,200       125
                                                                          ------
                                                                           2,020
                                                                          ------

Denmark (1.0%)
D/S 1912, Class B                                                   29       194
D/S Svendborg AS, Class B                                           19       188
Danisco AS                                                       3,500       116

                                    Continued

International GDP Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                               Shares     Value
                                                             ---------   -------
Foreign Stocks, continued
Denmark, continued
Danske Bank                                                     32,170   $   521
Falck AS                                                         7,600       151
ISS AS*                                                          3,400       119
Novo Nordisk AS-B                                               16,130       441
Novozymes AS                                                     2,246        42
TDC AS                                                           8,700       225
William Demant Holdings*                                         1,600        30
                                                                         -------
                                                                           2,027
                                                                         -------

Finland (1.5%)
Nokia Oyj                                                      208,000     2,920
Stora Enso Oyj                                                  10,000        94
UPM-Kym'mene Oyj                                                 4,400       124
                                                                         -------
                                                                           3,138
                                                                         -------

France (11.9%)
Accor SA                                                        12,050       370
Aventis SA                                                      47,914     2,431
AXA SA                                                          63,300       776
Banque Nationale de Paris                                       51,210     2,021
Bouygues                                                        10,960       278
Carrefour SA                                                    33,936     1,348
Casino Guichard-Perrachon                                        1,800       112
Compagnie de Saint Gobain                                       14,532       424
Essilor International                                            7,000       259
European Aeronautic Defence And Space Company                   13,900       145
France Telecom SA                                               14,500       374
Groupe Danone                                                    6,242       785
L'Air Liquide SA                                                 3,424       429
L'Oreal SA                                                      19,600     1,353
Lafarge SA                                                       7,121       445
Lagardere Group SCA                                              8,406       342
LVMH Moet-Hennessy Louis Vuitton                                12,800       541
Michelin Class B, Registered Shares                              4,601       147
Pechiney SA-A Shares                                             4,400       124
Pernod Ricard                                                    1,500       146
Peugeot SA                                                       9,872       412
Pinault Printemps                                                3,185       240
Publicis Groupe                                                  6,400       132
Renault SA                                                       9,800       466
Sanofi-Synthelabo                                               23,292     1,216
Schneider Electric SA                                           11,200       489
Societe Generale-A                                              17,788     1,039
Suez SA                                                         52,000     1,018
Technip-Coflexip SA                                              1,676       105
Thales SA                                                        4,225       118
Thomson*                                                         8,000       130
Total Fina                                                      38,400     5,177
Vinci                                                            3,780       237
Vivendi Universal                                               41,793       702
                                                                         -------
                                                                          24,331
                                                                         -------

Germany (10.7%)
Adidas-Salomon AG                                                3,400       276
Allianz AG                                                      13,500     1,070
Altana AG                                                        7,100       294
BASF AG                                                         55,380     2,040

                                   Continued

Foreign Stocks, continued
Germany, continued
Bayer AG                                                        49,240   $   867
Bayerische Vereinsbank AG                                       30,653       408
Beiersdorf AG                                                    1,560       166
Bilfinger Berger AG                                             17,000       328
BMW AG                                                          45,000     1,304
Continental AG*                                                  9,570       148
DaimlerChrysler AG                                              32,500       998
Deutsche Bank AG                                                39,560     1,677
Deutsche Lufthansa AG*                                          18,980       175
Deutsche Post AG                                                16,100       175
Deutsche Telekom AG                                            159,100     1,993
Fresenius Medical Care AG                                        3,100       141
Gehe AG                                                          3,200       131
Infineon Technologies AG*                                       25,000       175
Linde AG                                                         7,260       235
Metro AG                                                        12,773       261
Muenchener Rueckver AG                                           7,361       702
Porsche AG                                                         980       390
RWE AG                                                          31,750       883
SAP AG                                                          10,909     1,016
Schering AG                                                     22,700       911
Siemens AG                                                      56,000     2,285
Thyssen Krupp AG                                                12,340       137
VEBA AG                                                         44,982     2,023
Volkswagen AG                                                   15,570       638
                                                                         -------
                                                                          21,847
                                                                         -------

Great Britain (19.0%)
AstraZeneca PLC                                                 69,532     2,349
Aviva PLC                                                       65,341       422
BAE Systems PLC                                                 50,000        93
Barclays PLC                                                   226,580     1,304
BP Amoco PLC                                                   989,646     6,215
British American Tobacco PLC                                    83,700       791
BT Group PLC                                                   337,488       962
Cadbury Schweppes PLC                                           52,000       283
Celltech Group PLC*                                             25,000       132
Compass Group PLC                                               84,573       403
Diageo PLC                                                     126,912     1,295
Glaxosmithkline PLC                                            243,671     4,582
HBOS PLC                                                        98,610       893
HSBC Holdings PLC                                              380,264     3,944
Lloyds TSB Group PLC                                           155,906       971
National Grid Transco PLC                                       70,000       457
Prudential Corp. PLC                                            84,733       530
Rio Tinto PLC                                                   40,200       735
Royal Bank of Scotland Group PLC                               136,877     3,013
Shell Transportation & Trading Co. PLC                         402,000     2,438
Tesco PLC                                                      357,443       972
Unilever PLC                                                   117,410     1,021
Vodaphone Airtouch PLC                                       2,945,000     5,276
                                                                         -------
                                                                          39,081
                                                                         -------

Greece (0.3%)
Alpha Bank A.E                                                   4,000        48
Hellenic Bottling Co., SA                                        7,100        97
Hellenic Petroleum SA                                            6,900        39

                                   Continued

                                                          International GDP Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Greece, continued
Hellenic Telecommunication Organization                         18,900   $   228
National Bank of Greece SA                                       8,000       106
Papastratos Cigarette Co.                                        1,300        24
                                                                         -------
                                                                             542
                                                                         -------
Hong Kong (1.7%)
ASM Pacific Technology, Ltd.                                    70,000       144
Cheung Kong Holdings, Ltd.                                      67,000       438
CLP Holdings, Ltd.                                              80,580       324
Esprit Asia Holdings, Ltd.                                     120,000       227
Hang Seng Bank, Ltd.                                            34,000       362
Hong Kong & China Gas Co., Ltd.                                164,700       207
Hong Kong Electric Holdings, Ltd.                               62,000       234
Hutchison Whampoa, Ltd.                                         94,900       597
Johnson Electric Holdings, Ltd.                                170,000       195
Sun Hung Kai Properties, Ltd.                                   59,136       340
Swire Pacific, Ltd.                                             28,000       116
Wharf Holdings, Ltd.                                           100,000       202
                                                                         -------
                                                                           3,386
                                                                         -------
Ireland (0.8%)
Allied Irish Banks PLC                                          39,779       546
Bank of Ireland                                                 38,000       387
CRH PLC                                                         28,419       359
DCC PLC                                                          3,300        36
Irish Life & Permanent PLC                                      10,827       119
Kerry Group PLC - A                                              5,200        67
Ryanair Holdings PLC*                                           15,200       109
                                                                         -------
                                                                           1,623
                                                                         -------
Italy (7.0%)
Alleanza Assicurazioni SpA                                      42,600       322
Assicurazioni Generali                                          72,263     1,527
Autostrade SpA                                                  58,700       586
Banca Monte dei Paschi di Seina SpA                             93,580       211
Banca Nazionale del Lavoro SpA*                                203,000       246
Capitalia SpA                                                  139,198       182
Credito Italiano                                               332,600     1,196
Enel SpA                                                       150,350       854
ENI SpA                                                        210,700     3,188
IntesaBci SpA                                                  367,199       761
Mediaset SpA                                                    41,800       286
Mediobanca SpA                                                  23,770       215
RAS SpA                                                         27,742       310
San Paolo IMI SpA                                               35,812       239
Telecom Italia                                                 229,500     1,737
Telecom Italia Mobile SpA                                      345,400     1,554
Telecom Italia SpA-RNC                                         182,500       893
                                                                         -------
                                                                          14,307
                                                                         -------
Japan (22.7%)
Acom Co., Ltd.                                                   3,000        92
Advantest                                                        5,600       247
AEON Co., Ltd.                                                  15,000       343
Ajinomoto Co., Inc.                                             46,000       472
Alps Electric Co., Ltd.                                         13,000       150
Asahi Breweries, Ltd.                                           19,000       123

                                   Continued

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Japan, continued
Asahi Glass Co., Ltd.                                           48,000   $   280
Asahi Kasei Corp.                                               55,000       145
Bank of Yokohama, Ltd.                                          26,000        91
Bridgestone Corp.                                               44,000       488
Canon, Inc.                                                     48,000     1,677
Central Japan Railway Co.                                           66       396
Chubu Electric Power Co., Inc.                                  28,000       490
Credit Saison Co., Ltd.                                          5,300        88
Dai Nippon Printing Co., Ltd.                                   37,000       387
Daikin Kogyo Corp.                                               7,000        99
Dainippon Ink & Chemicals, Inc.                                 26,000        43
Daiwa Securities Group, Ltd.                                    58,000       275
Denso Corp.                                                     31,000       478
East Japan Railway Co.                                             200       919
Eisai Co., Ltd.                                                 14,000       279
Fanuc Co., Ltd.                                                  6,800       287
Fuji Photo Film Co., Ltd.                                       27,000       813
Fujisawa Pharmaceutical Co.                                     10,000       209
Fujitsu, Ltd.                                                   97,000       267
Hirose Electric Co., Ltd.                                        1,000        72
Hitachi, Ltd.                                                  127,000       529
Honda Motor Co., Ltd.                                           36,200     1,204
Hoya Corp.                                                       6,000       379
Ito Yokado Co., Ltd.                                            19,000       509
Itochu Corp.                                                    82,000       200
Japan Tobacco, Inc.                                                 51       322
JFE Holdings, Inc.*                                             22,400       286
Kajima Corp.                                                    67,000       139
Kaneka Corp.                                                    15,000        82
Kansai Electric Power Co., Inc.                                 17,800       259
Kao Corp.                                                       33,000       673
Kirin Brewery Co., Ltd.                                         43,000       307
Komatsu, Ltd.                                                   67,000       224
Kubota Corp.                                                    65,000       176
Kuraray Co., Ltd.                                               16,000        89
Kyocera Corp.                                                    7,400       410
Kyushu Electric Power Co., Inc.                                 17,000       244
Marui Co., Ltd.                                                 26,000       227
Matsushita Electric Industrial Co., Ltd.                       103,000       983
Millea Holdings, Inc.*                                              75       533
Mitsubishi Chemical Corp.*                                      73,000       142
Mitsubishi Corp.                                                75,000       481
Mitsubishi Electric Corp.                                       88,000       233
Mitsubishi Estate Co., Ltd.                                     41,000       291
Mitsubishi Heavy Industries, Ltd.                              232,000       557
Mitsubishi Tokyo Financial Group, Inc.                             114       595
Mitsui & Co., Ltd.                                              73,000       359
Mitsui Fudosan Co., Ltd.                                        43,000       276
Mitsui Marine & Fire Insurance Co., Ltd.                        74,230       353
Mizuho Holdings, Inc.                                              140       134
Murata Manufacturing Co., Ltd.                                  10,000       387
NEC Corp.                                                       63,000       226
New Oji Paper Co.                                               52,000       236
NGK Insulators, Ltd.                                            16,000        87

                                   Continued

International GDP Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Japan, continued
Nidec Corp.                                                      1,000   $    57
Nintendo Co., Ltd.                                               4,000       315
Nippon Express Co., Ltd.                                        75,000       268
Nippon Meat Packers, Inc.                                       10,000        96
Nippon Oil Co., Ltd.                                           101,800       401
Nippon Steel Corp.                                             314,000       369
Nippon Telegraph and Telephone Corp.                               198       664
Nippon Unipac Holding                                               43       182
Nippon Yusen Kabushiki Kaisha                                   56,000       184
Nissan Motors Co., Ltd.                                        150,000     1,142
Nitto Denko Corp.                                               12,000       314
Nomura Securities Co., Ltd.                                     96,000     1,153
NTT DoCoMo, Inc.                                                 1,025     1,974
Omron Corp.                                                      9,000       129
Orix Corp.                                                       6,000       358
Pioneer Electronic Corp.                                         6,000       115
Rohm Co., Ltd.                                                   6,600       752
Sankyo Co., Ltd.                                                16,000       218
Sanyo Electric Co., Ltd.                                        57,000       162
Secom Co., Ltd.                                                 15,000       436
Sega Enterprises, Ltd.*                                          5,700        39
Sekisui House, Ltd.                                             22,000       158
Seven-Eleven Japan Co., Ltd.                                    21,000       538
Sharp Corp.                                                     40,000       390
Shimizu Construction                                            55,000       134
Shin-Etsu Chemical Co.                                          30,000       980
Shionogi & Co., Ltd.                                            16,000       199
Shisiedo Co., Ltd.                                              16,000       191
Shizuoka Bank, Ltd.                                             20,000       119
Showa Denko KK*                                                 41,000        53
SMC Corp.                                                        3,000       236
Sony Corp.                                                      46,700     1,834
Sumitomo Chemical Co., Ltd.                                     69,000       263
Sumitomo Corp.                                                  43,000       201
Sumitomo Electric Industries                                    52,000       353
Sumitomo Metal Mining Co., Ltd.                                 28,000       106
Sumitomo Mitsui Financial Group*                                    77       236
Takeda Chemical Industries, Ltd.                                55,000     2,092
Takefuji Corp.                                                   5,000       255
Teijin, Ltd.                                                    35,000        93
Tohoku Electric Power Co., Ltd.                                 19,500       282
Tokyo Electric Power Co., Inc.                                  50,900       951
Tokyo Electronics, Ltd.                                         13,000       585
Tokyo Gas Co., Ltd.                                            153,000       450
Tokyu Corp.                                                     76,000       254
Toppan Printing Co., Ltd.                                       43,000       293
Toray Co.                                                       53,000       113
Toshiba Corp.*                                                 109,000       329
Tosoh Corp.                                                     21,000        51
Tostem Corp.                                                    14,000       191
Toyota Motor Corp.                                             118,800     2,829
Uni-Charm Corp.                                                  5,000       177
Yamanouchi Pharmaceutical Co., Ltd.                             21,000       546
Yamato Transport Co., Ltd.                                      19,000       262
Yokogawa Electric Corp.                                          9,000        62
                                                                         -------
                                                                          46,476
                                                                         -------
                                   Continued
                                                                Shares    Value
                                                               -------   -------
Foreign Stocks, continued
Netherlands (3.2%)
ABN AMRO Holding NV                                             39,035   $   608
Aegon NV                                                        33,870       424
ING Groep NV                                                    44,150       670
Philips Electronics NV                                          41,554       705
Royal Dutch Petroleum                                           57,700     2,388
STMicroelectronics NV                                           31,200       562
Unilever NV                                                     19,670     1,104
                                                                         -------
                                                                           6,461
                                                                         -------
New Zealand (0.3%)
Auckland International Airport, Ltd.                            10,596        31
Carter Holt Harvey, Ltd.                                        46,481        44
Contact Energy, Ltd.                                            15,500        36
Fisher & Paykel Appliance                                        7,755        43
Fisher & Paykel Industries, Ltd.                                 5,744        32
Fletcher Building, Ltd.                                         20,900        40
Sky City, Ltd.                                                  11,200        52
Telecom Corp. of New Zealand, Ltd.                             100,165       241
The Warehouse Group, Ltd.                                        7,400        28
                                                                         -------
                                                                             547
                                                                         -------
Norway (0.5%)
Bergesen Dy ASA, Class A                                         1,400        30
DnB Holding ASA                                                 16,300        78
Frontline, Ltd.                                                  8,100        85
Norsk Hydro ASA                                                  6,150       257
Norske Skogindustrier AG                                         7,500        97
Orkla SA                                                         8,200       129
Schibsted ASA                                                    9,400        92
Statoil ASA                                                     18,300       141
Storebrand ASA*                                                  6,700        24
Telenor ASA                                                     18,400        66
                                                                         -------
                                                                             999
                                                                         -------
Portugal (0.5%)
Banco Commercial                                                99,800       214
BPI-SGPS SA                                                     24,400        55
Brisa Auto-Estradas                                             21,300       114
Electricidade de Portugal SA                                   100,300       163
Portugal Telecom SA                                             62,400       437
Sonae*                                                         125,400        55
                                                                         -------
                                                                           1,038
                                                                         -------
Singapore (0.7%)
City Developments, Ltd.                                         19,600        44
DBS Group Holdings, Ltd.                                        57,987       340
Oversea-Chinese Banking Corp., Ltd.                             42,959       225
Singapore Airlines, Ltd.                                        24,000       133
Singapore Press Holdings, Ltd.                                  15,072       159
Singapore Technology Engineering, Ltd.                          42,000        42
United Overseas Bank, Ltd.                                      52,921       319
Venture Manufacturing, Ltd.                                     15,000       112
                                                                         -------
                                                                           1,374
                                                                         -------
Spain (3.5%)
Actividad Construction                                           3,300       105
Altadis SA                                                      16,500       377
Banco Bilbao Vizcaya-Argentari                                 110,123       954
Banco Santander Central Hispano SA                             155,320       959
Endesa SA                                                       68,680       824
Gas Natural SDG SA                                              11,400       225
Grupo Dragados SA                                               11,700       210
Iberdrola SA                                                    43,524       639

                                   Continued

International GDP Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
-------------------------------------------------------------------------------

                                                             Shares      Value
                                                           ---------   --------
Foreign Stocks, continued
Spain, continued
Repsol SA                                                     32,194   $    462
Telefonica SA*                                               244,800      2,359
                                                                       --------
                                                                          7,114
                                                                       --------
Sweden (2.2%)
Assa Abloy AB, Class B                                        17,800        183
Atlas Copco AB, Series A                                      11,100        206
Electrolux AB, Series B                                       17,300        252
Ericsson LM, Series B*                                       406,000        342
Hennes & Mauritz AB, Series B                                 30,200        627
Nordic Baltic                                                 99,700        426
Sandvik AB                                                    16,700        345
Securitas AB, B Shares                                        20,900        233
Shanska AB, Series B                                          17,900         98
Skandia Forsakrings AB                                        58,700        132
Skandiaviska Enskil                                           37,100        302
Svenska Cellulosa AB, Series B                                11,900        374
Svenska Handelsbanken, Series A                               24,600        310
Tele2 AB*                                                      6,200        165
Telia                                                         63,500        225
Volvo AB, Series A                                             4,600         74
Volvo AB, Series B                                             9,400        157
                                                                       --------
                                                                          4,451
                                                                       --------
Switzerland (4.3%)
Credit Suisse Group*                                          24,580        528
Nestle                                                        10,345      2,148
Novartis AG, Registered                                       76,260      2,787
Roche Holdings AG Genusscheine                                16,000      1,098
Swiss Reinsurance                                              8,100        490
UBS AG*                                                       32,352      1,397
Zurich Financial Services                                      2,339        227
                                                                       --------
                                                                          8,675
                                                                       --------

Total Foreign Stocks                                                    199,210
                                                                       --------

Preferred Stocks (0.3%)
Australia (0.3%)
News Corp., Ltd.                                             109,629        610
                                                                       --------

Total Preferred Stocks                                                      610
                                                                       --------

Rights (0.0%)
Spain (0.0%)
Telefonica SA*                                               244,800         47
                                                                       --------

Total Rights                                                                 47
                                                                       --------

Money Markets (1.3%)
Federated Prime Value Obligations
   Money Market Fund                                       2,636,557      2,637
                                                                       --------

Total Money Markets                                                       2,637
                                                                       --------

Total Investments (Cost $285,416) - 99.2%                               202,504

Other assets in excess of liabilities - 0.8%                              1,607
                                                                       --------

NET ASSETS - 100.0%                                                    $204,111
                                                                       ========

                 See notes to schedules of portfolio investments

                                                                       Bond Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                             Principal
                                                              Amount      Value
                                                             ---------   -------
Commercial Paper (11.7%)
Banks (4.3%)
Westdeutsche Landesbank,
   1.24%, 2/13/03**(f)                                        $15,900    $15,893
                                                                         -------

Diversified Financial Services (3.3%)
Goldman Sachs Group, Inc.,
   1.26%, 2/19/03**(f)                                         12,500     12,493
                                                                         -------

Telecommunications (4.1%)
Bellsouth Corporation,
   1.24%, 2/13/03**(f)                                         15,200     15,193
                                                                         -------
Total Commercial Paper                                                    43,579
                                                                         -------

Corporate Bonds (41.0%)
Aerospace/Defense (0.8%)
Lockheed Martin, 7.65%, 5/1/16                                  2,500      3,059
                                                                         -------

Auto Manufacturers (2.1%)
Ford Motor Co., 7.45%, 7/16/31                                  3,500      2,962
General Motors, 7.20%, 1/15/11                                  5,000      4,953
                                                                         -------
                                                                           7,915
                                                                         -------

Automobile ABS (4.1%)
Daimler Chrysler Auto Trust, Series
   2-C, Class A4, 6.85%, 11/6/05                                5,000      5,277
Toyota Auto Receivables Owner Trust,
   7.21%, 4/15/07                                               9,500      9,924
                                                                         -------
                                                                          15,201
                                                                         -------

Banks (13.1%)
Bank of America Corp., 7.40%, 1/15/11                           2,000      2,340
Bank of Montreal-Chicago,
   7.80%, 4/1/07                                                2,700      3,094
BankAmerica Corp., 7.20%, 4/15/06                               2,000      2,235
First Union Corp., 7.00%, 3/15/06                               2,125      2,393
Fleet/Norstar Group, 8.63%, 1/15/07                             2,000      2,303
Key Bank, 7.00%, 2/1/11                                         5,000      5,713
Marshall & Ilsley Bank, 6.38%, 9/1/11                           3,000      3,324
Midland Bank PLC, 7.63%, 6/15/06                                2,000      2,265
National City Bank, 7.25%, 7/15/10                              3,000      3,450
NCNB Corp., 10.20%, 7/15/15                                     5,000      7,193
PNC Funding Corp., 6.13%, 2/15/09                               5,000      5,411
Republic New York Corp.,
   7.00%, 3/22/11                                               2,000      2,238
Swiss Bank Corp. - New York,
   7.38%, 7/15/15                                               2,000      2,370
Union Bank Switzerland - New York,
   7.25%, 7/15/06                                               3,000      3,379
Union Planters Bank, 5.13%, 6/15/07                             1,000      1,055
                                                                         -------
                                                                          48,763
                                                                         -------

Beverages (0.5%)
Diageo Capital PLC, 3.50%, 11/19/07                             2,000      1,995
                                                                         -------

Chemicals (0.9%)
Engelhard Corp., 7.38%, 8/1/06                                  3,000      3,296
                                                                         -------

Commercial MBS (1.1%)
Greenwich Capital Commercial Funding
   Corp., 4.95%, 1/11/35                                        4,000      4,048
                                                                         -------

                                    Continued

Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
-------------------------------------------------------------------------------

                                                           Principal
                                                            Amount       Value
                                                          ----------   --------
Corporate Bonds, continued
Credit Card ABS (5.2%)
Citibank Credit Card Issuance Trust,
   6.88%, 11/16/09                                        $    7,000   $  7,915
MBNA Master Credit Card Trust,
   7.35%, 7/16/07                                              5,000      5,502
MBNA Master Credit Card Trust,
   7.80%, 10/15/12                                             5,000      5,975
                                                                       --------
                                                                         19,392
                                                                       --------
Diversified Financial Services (8.7%)
American Express Co., 3.75%, 11/20/07                          1,500      1,508
Bear Stearns Co., 5.70%, 1/15/07                               3,000      3,210
Boeing Capital Corp., 6.35%, 11/15/07                          2,500      2,706
Citigroup, Inc., 7.63%, 12/1/36                                2,000      2,218
Countrywide Home Loans, Inc.,
   5.63%, 5/15/07                                              4,000      4,253
Discover Credit, 9.26%, 3/20/12                                2,000      2,573
Ford Motor Credit Corp.,
   6.50%, 1/25/07                                              1,000        988
Ford Motor Credit Corp.,
   9.03%, 12/30/09                                             5,000      5,282
General Electric Capital Corp.,
   6.75%, 3/15/32                                              6,000      6,629
General Motors Acceptance Corp.,
   6.13%, 9/15/06                                              3,000      3,069
                                                                       --------
                                                                         32,436
                                                                       --------
Insurance (1.2%)
AIG SunAmerica Global Finance,
   6.90%, 3/15/32                                              4,000      4,665
                                                                       --------

Office Furnishings (0.8%)
Steelcase, Inc., 6.38%, 11/15/06                               3,000      3,177
                                                                       --------

Oil & Gas (0.6%)
Conoco Funding Co., 6.35%, 10/15/11                            2,000      2,214
                                                                       --------

Retail (0.2%)
Target Corp., 7.00%, 7/15/31                                     500        566
                                                                       --------

Telecommunications (1.1%)
Verizon Florida, Inc., 6.13%, 1/15/13                          4,000      4,275
                                                                       --------

TRAINS (0.6%)
Lehman Brothers, 6.85%, 1/15/12(d)(e)                          2,015      2,209
                                                                       --------

Total Corporate Bonds                                                   153,211
                                                                       --------

Municipal Bonds (0.6%)
California (0.6%)
San Bernardino County, Financing
   Authority Pension Obligation Revenue,
   6.99%, 8/1/10                                               2,000      2,320
                                                                       --------

Total Municipal Bonds                                                     2,320
                                                                       --------
                                   Continued

U.S. Government Agencies (30.1%)
Fannie Mae (14.1%)
5.25%, 3/22/07                                            $   10,000   $ 10,440
6.05%, 12/1/08                                                 2,870      3,151
5.50%, 4/25/14                                                 9,732     10,087
6.50%, 6/1/17, Pool #626811                                    1,025      1,085
6.50%, 8/1/17, Pool #659261                                      655        693
5.50%, 10/1/17, TBA                                           12,000     12,312
5.50%, 12/1/17, Pool #678164                                   5,532      5,731
7.50%, 6/1/28, Pool #540040                                      747        800
7.13%, 1/15/30                                                 6,975      8,542
                                                                       --------
                                                                         52,841
                                                                       --------
Federal Home Loan Bank (0.7%)
4.50%, 11/15/12                                                2,500      2,502
                                                                       --------

Freddie Mac (13.1%)
7.22%, 6/14/06                                                 2,500      2,874
3.50%, 9/15/07                                                 1,000      1,013
6.50%, 1/1/29, Pool #C00701                                   10,564     11,024
6.25%, 7/15/32                                                 3,000      3,356
5.50%, 11/1/32, TBA                                           15,000     15,102
7.00%, 11/1/32, TBA                                           15,000     15,756
                                                                       --------
                                                                         49,125
                                                                       --------
Government National Mortgage Association (2.2%)
6.50%, 3/15/28, Pool #460783                                   1,303      1,370
6.50%, 10/15/28, Pool #486630                                  1,487      1,563
6.50%, 1/20/33, Pool #3335                                     5,050      5,281
                                                                       --------
                                                                          8,214
                                                                       --------
Total U.S. Government Agencies                                          112,682
                                                                       --------

U.S. Treasury Obligations (18.7%)
U.S. Treasury Bonds (7.8%)
8.00%, 11/15/21                                                8,100     11,195
6.25%, 8/15/23                                                 2,800      3,260
6.13%, 11/15/27                                                7,600      8,802
5.38%, 2/15/31                                                 5,425      5,859
                                                                       --------
                                                                         29,116
                                                                       --------
U.S. Treasury Inflation Protected Bonds (3.1%)
3.63%, 1/15/08                                                 9,325     11,506
                                                                       --------

U.S. Treasury Notes (7.8%)
1.75%, 12/31/04                                               10,325     10,339
3.00%, 11/15/07                                                1,910      1,914
8.75%, 11/15/08                                                1,470      1,552
4.00%, 11/15/12                                               15,625     15,651
                                                                       --------
                                                                         29,456
                                                                       --------
Total U.S. Treasury Obligations                                          70,078
                                                                       --------

Money Markets (1.4%)
Dreyfus Cash Management Money
   Market Fund                                                   100         --#
Federated Prime Value Obligations
   Money Market Fund                                       5,162,380      5,162
                                                                       --------
Total Money Markets                                                       5,162
                                                                       --------

Total Investments (Cost $371,995) - 103.5%                              387,032

Liabilities in excess of other assets - (3.5)%                          (13,149)
                                                                       --------

NET ASSETS - 100.0%                                                    $373,883
                                                                       ========

                 See notes to schedules of portfolio investments

Intermediate Bond Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                            Principal
                                                              Amount      Value
                                                            ---------   --------
Commercial Paper (9.4%)
Beverages (2.8%)
Coca-Cola Co., 1.25%, 2/13/03**(f)                           $23,200    $ 23,192
                                                                        --------

Diversified Financial Services (3.7%)
Goldman Sachs Group, Inc., 1.25%,                             30,000      29,983
   2/19/03**(f)                                                          -------

Media (2.9%)
Gannett Co., Inc., 1.26%, 2/13/03**(f)                        23,300      23,292
                                                                        --------

Total Commercial Paper                                                    76,467
                                                                        --------

Corporate Bonds (49.2%)
Auto Manufacturers (0.5%)
General Motors, 7.20%, 1/15/11                                 4,000       3,963
                                                                        --------

Automobile ABS (4.0%)
Capital Auto Receivables Asset Trust,
   4.16%, 7/16/07                                             14,000      14,490
Chase Manhattan Auto Owner Trust,
   4.55%, 8/15/05                                              5,778       5,877
Daimler Chrysler Auto Trust, Series 2-C,
   Class A4, 6.85%, 11/6/05                                    5,000       5,277
Daimler Chrysler Auto Trust, Series
   2001-C, Class A2, 3.71%, 7/6/04                             1,425       1,432
Toyota Auto Receivables Owner Trust,
   7.21%, 4/15/07                                              5,000       5,223
                                                                        --------
                                                                          32,299
                                                                        --------

Banks (16.4%)
AmSouth Bancorp., 7.75%, 5/15/04                              12,000      12,794
Bank of America Corp., 7.40%, 1/15/11                         15,000      17,551
Bank of Montreal-Chicago, 7.80%, 4/1/07                        6,000       6,875
Bank One Corp., 6.88%, 8/1/06                                  5,000       5,600
Bank One Corp., 5.90%, 11/15/11                               10,000      10,789
BB&T Corp., 7.05%, 5/23/03                                     5,000       5,081
BB&T Corp., 7.25%, 6/15/07                                     6,000       6,857
Fleet Financial Group, 7.38%, 12/1/09                          5,000       5,681
Key Bank, 7.00%, 2/1/11                                        7,000       7,998
Marshall & Ilsley Bank, 6.38%, 9/1/11                          8,000       8,864
Mellon Bank, 7.38%, 5/15/07                                    5,000       5,713
National City Bank, 6.25%, 3/15/11                             5,000       5,425
NCNB Corp., 9.38%, 9/15/09                                     5,000       6,208
Norwest Corp., 6.50%, 6/1/05                                   5,000       5,457
PNC Funding Corp., 6.13%, 2/15/09                              8,000       8,657
Union Planters Bank, 5.13%, 6/15/07                            2,000       2,110
Wells Fargo Bank, 6.45%, 2/1/11                               10,000      11,204
                                                                        --------
                                                                         132,864
                                                                        --------
Beverages (0.5%)
Diageo Capital PLC, 3.50%, 11/19/07                            4,000       3,990
                                                                        --------
Canada (1.4%)
Quebec Province, 7.00%, 1/30/07
Commercial MBS (1.0%)                                         10,000      11,375
                                                                        --------
Greenwich Capital Commercial Funding
   Corp., 4.95%, 1/11/35                                       8,000       8,096
                                                                        --------
                                                                          19,471

                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Corporate Bonds, continued
Commercial Services (0.9%)
Hertz Corp., 7.63%, 8/15/07                                  $ 3,000    $  2,996
Hertz Corp., 6.25%, 3/15/09                                    5,000       4,599
                                                                        --------
                                                                           7,595
                                                                        --------
Credit Card ABS (1.1%)
MBNA Master Credit Card Trust,
   1.93%, 8/15/05(d)                                           5,000       5,000
MBNA Master Credit Card Trust,
7.80%, 10/15/12                                                3,000       3,585
                                                                        --------
                                                                           8,585
                                                                        --------
Diversified Financial Services (15.0%)
American Express Co., 3.75%, 11/20/07                          6,000       6,030
Associates Corp., 5.80%, 4/20/04                               4,550       4,772
Bear Stearns Co., 5.70%, 1/15/07                               6,000       6,420
Boeing Capital Corp., 6.35%, 11/15/07                          2,000       2,165
CIT Group, Inc., 2.93%, 3/1/04(d)                              5,000       5,011
CIT Group, Inc., 6.50%, 2/7/06                                 5,000       5,297
Citigroup, Inc., 5.00%, 3/6/07                                 3,500       3,703
Citigroup, Inc., 7.25%, 10/1/10                                9,000      10,408
Countrywide Home Loans, Inc.,
   1.97%, 5/20/05(d)                                           1,000         996
Countrywide Home Loans, Inc.,
   5.63%, 5/15/07                                              5,000       5,316
Credit Suisse First Boston,
   6.50%, 1/15/12                                              6,000       6,394
Ford Motor Credit Corp.,
   9.03%, 12/30/09                                             8,400       8,875
General Electric Capital Corp.,
   6.50%,12/10/07                                              5,000       5,575
General Electric Capital Corp.,
   5.88%, 2/15/12                                              6,000       6,341
General Motors Acceptance Corp.,
   7.25%, 3/2/11                                              12,000      12,061
General Motors Acceptance Corp.,
   6.88%, 9/15/11                                              3,000       2,921
International Lease Financial,
   6.38%, 3/15/09                                              6,500       6,947
John Deere Capital Corp.,
   5.10%, 1/15/13                                              4,000       4,009
Lehman Brothers Holdings,
   8.25%, 6/15/07                                              7,000       8,225
Salomon Smith Barney, 7.13%, 10/1/06                           5,000       5,600
Travelers Group, Inc., 6.88%, 12/15/03                         5,100       5,342
                                                                        --------
                                                                         122,408
                                                                        --------
Media (0.7%)
Viacom, Inc., 7.75%, 6/1/05                                    5,000       5,578
                                                                        --------

Miscellaneous Manufacturing (0.6%)
General Electric Corp., 5.00%, 2/1/13                          5,000       4,988
                                                                        --------

Oil & Gas (1.1%)
Conoco Funding Co., 6.35%, 10/15/11                            8,000       8,854
                                                                        --------

Other ABS (0.6%)
Caterpillar Financial Asset Trust,
   4.85%, 4/25/07                                              4,660       4,777
                                                                        --------

                                   Continued

Intermediate Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                            Principal
                                                              Amount      Value
                                                            ---------   --------
Corporate Bonds, continued
Savings & Loans (1.2%)
Washington Mutual Bank,
   1.72%, 5/14/04(d)                                         $ 3,000    $  3,003
Washington Mutual Bank,
   8.25%, 4/1/10                                               6,000       7,132
                                                                        --------
                                                                          10,135
                                                                        --------
Software (1.0%)
First Data Corp., 5.63%, 11/1/11                               7,500       8,034
                                                                        --------

Telecommunications (1.3%)
GTE California, Inc., 7.65%, 3/15/07                           5,000       5,700
Verizon Wireless, Inc., 5.38%, 12/15/06                        5,000       5,250
                                                                        --------
                                                                          10,950
                                                                        --------
Transportation (0.9%)
Union Pacific Co., 6.34%, 11/25/03                             7,000       7,228
                                                                        --------
WL Collateral CMO (1.0%)
Mellon Residential Funding Corp.,
   6.58%, 7/25/29                                              1,383       1,395
Mellon Residential Funding Corp.,
   6.86%, 3/25/30                                              6,578       7,003
                                                                        --------
                                                                           8,398
                                                                        --------

Total Corporate Bonds                                                    400,117
                                                                        --------

U.S. Government Agencies (35.4%)
Fannie Mae (15.5%)
7.00%, 7/15/05                                                25,000      27,901
5.25%, 3/22/07                                                 5,000       5,220
3.50%, 1/28/08                                                 5,000       5,024
5.25%, 1/15/09                                                10,600      11,496
6.63%, 9/15/09                                                31,700      36,772
5.50%, 4/25/14                                                 9,732      10,087
5.50%, 10/1/17 TBA                                            29,000      29,755
                                                                        --------
                                                                         126,255
                                                                        --------
Federal Home Loan Bank (3.5%)
6.49%, 1/8/04                                                  5,000       5,237
2.50%, 3/15/06                                                13,000      13,016
4.50%, 11/15/12                                               10,000      10,007
                                                                        --------
                                                                          28,260
                                                                        --------
Freddie Mac (15.8%)
6.25%, 7/15/04                                                20,500      21,896
8.12%, 1/31/05                                                10,410      11,695
2.88%, 9/26/05                                                11,400      11,470
5.25%, 1/15/06                                                19,000      20,544
7.22%, 6/14/06                                                 3,000       3,448
3.50%, 9/15/07                                                 6,000       6,079
4.00%, 10/29/07                                                7,300       7,458
7.00%, 11/1/32 TBA                                            22,000      23,109
5.50%, 1/1/33 TBA                                             23,000      23,157
                                                                        --------
                                                                         128,856
                                                                        --------
Government National Mortgage Association (0.6%)
9.50%, 12/15/09                                                4,519       5,003
                                                                        --------

Total U.S. Government Agencies                                           288,374
                                                                        --------

                                   Continued

                                                          Shares or
                                                          Principal
                                                            Amount       Value
                                                         -----------   ---------
U.S. Treasury Obligations (10.2%)
U.S. Treasury Bonds (1.0%)
10.00%, 5/15/10                                          $     6,800   $  7,993
                                                                       --------

U.S. Treasury Inflation Protected Bonds (2.7%)
3.63%, 1/15/08                                                17,650     21,779
                                                                       --------

U.S. Treasury Notes (6.5%)
3.25%, 8/15/07                                                21,515     21,851
3.00%, 11/15/07                                                2,595      2,600
4.38%, 8/15/12                                                15,300     15,804
4.00%, 11/15/12                                               13,000     13,022
                                                                       --------
                                                                         53,277
                                                                       --------

Total U.S. Treasury Obligations                                          83,049
                                                                       --------

Money Markets (4.2%)
Dreyfus Cash Management Money
   Market Fund                                               448,626        449
Federated Prime Value Obligations Money
   Market Fund                                            33,502,329     33,502
                                                                       --------

Total Money Markets                                                      33,951
                                                                       --------

Total Investments (Cost $848,225) - 108.4%                              881,958

Liabilities in excess of other assets - (8.4)%                          (68,053)
                                                                       --------

NET ASSETS - 100.0%                                                    $813,905
                                                                       ========

                See notes to schedules of portfolio investments

Short Term Bond Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                             Principal
                                                               Amount     Value
                                                             ---------   -------

Corporate Bonds (54.7%)
Automobile ABS (3.9%)
Capital One Auto Finance Trust, 3.44%, 6/15/09                 $5,000    $ 5,088
Daimler Chrysler Auto Trust, 2.93%, 6/6/06                      3,000      3,049
Ford Credit Auto Owner Trust, 4.14%, 12/15/05                   5,000      5,140
Volkswagon Auto Lease Trust, 2.75%, 12/20/07                    4,000      4,026
                                                                         -------
                                                                          17,303
                                                                         -------
Banks (18.9%)
Abbey National PLC, 6.69%, 10/17/05                             5,000      5,486
AmSouth Bancorp., 7.75%, 5/15/04                                5,000      5,331
Bank of America, 1.64%, 10/22/04(d)                             5,000      5,019
Citicorp, 7.20%, 6/15/07                                        3,085      3,482
Credit Suisse First Boston, Inc., 7.75%, 5/15/06(e)             5,000      5,534
First of America, 8.50%, 2/1/04                                 4,000      4,245
First Union Corp., 7.70%, 2/15/05                               5,000      5,482
FleetBoston Financial Corp., 7.25%, 9/15/05                     5,000      5,537
HSBC USA, Inc., 7.00%, 11/1/06                                  3,104      3,460
Keycorp, 4.63%, 5/16/05                                         2,000      2,075
KFW International Finance, 2.50%, 10/17/05                      3,000      3,011
Marshall & Ilsley Corp., 6.38%, 7/15/03                         3,500      3,575
Northern Trust Co., 7.50%, 2/11/05                              5,000      5,506
PNC Funding Corp., 1.72%, 10/29/04(d)                           5,000      4,986
Societe Generale - New York, 7.40%, 6/1/06                      3,300      3,700
Society National Bank, 7.25%, 6/1/05                            5,000      5,481
Synovus Financial, 7.25%, 12/15/05                              3,000      3,378
Wachovia Corp., 6.70%, 6/21/04                                  5,000      5,340
Wells Fargo Company, 7.25%, 8/24/05                             3,000      3,356
                                                                         -------
                                                                          83,984
                                                                         -------
Beverages (0.7%)
Diageo Capital PLC, 3.50%, 11/19/07                             3,000      2,993
                                                                         -------
Chemicals (0.3%)
Dow Chemical, 5.25%, 5/14/04                                    1,400      1,440
                                                                         -------
Commercial Services (0.7%)
Hertz Corp., 6.50%, 5/15/06                                     3,000      2,948
                                                                         -------
Credit Card ABS (4.3%)
American Express Master Trust Series
   1998-1, 5.90%, 4/15/04                                       4,000      4,052
Chase Credit Card Master Trust, 6.66%, 1/15/07                  5,000      5,381

Citibank Credit Card Issuance Trust, 4.40%, 5/15/07             5,000      5,242

MBNA Credit Card Master Note Trust, 3.90%, 11/15/07             4,000      4,148
                                                                         -------
                                                                          18,823
                                                                         -------
                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Corporate Bonds, continued
Diversified Financial Services (10.7%)
Associates Corp. NA, 5.50%, 2/15/04                            $5,000    $ 5,206
Bear Stearns Co., 5.70%, 1/15/07                                2,500      2,675
CIT Group Inc., 5.63%, 5/17/04                                  2,500      2,581
Countrywide Financial, 3.50%, 12/19/05                          5,000      5,054
Ford Motor Credit Co., 6.88%, 2/1/06                            3,000      3,024
General Motors Acceptance Corp., 1.80%, 7/20/04(d)              5,000      4,900
Heller Financial, Inc., 6.00%, 3/19/04                          3,000      3,142
International Lease Finance Corp., 5.63%, 6/1/07                3,000      3,135
Lehman Brothers Holdings, 7.25%, 10/15/03                       5,000      5,200
Mellon Funding Corp., 4.88%, 6/15/07                            5,000      5,262
Morgan Stanley Dean Witter, 1.70%, 5/14/04(d)                   5,000      5,004
TIAA Global Markets, 2.75%, 1/13/06                             2,000      2,003
                                                                         -------
                                                                          47,186
                                                                         -------
Electric (1.7%)
Alabama Power, 7.85%, 5/15/03                                   5,000      5,090
Virginia Electric & Power Co., 5.38%, 2/1/07                    2,500      2,650
                                                                         -------
                                                                           7,740
                                                                         -------
Food (2.0%)
Kroger Co., 8.15%, 7/15/06                                      5,000      5,622
Safeway, Inc., 6.05%, 11/15/03                                  3,000      3,081
                                                                         -------
                                                                           8,703
                                                                         -------
Home Furnishings (1.1%)
Sony Corp., 6.13%, 3/4/03                                       5,000      5,019
                                                                         -------
Insurance (3.6%)
American International Group, 2.85%, 12/1/05                    5,000      5,056
Protective Life US Funding, 5.88%, 8/15/06(e)                   5,000      5,376
St. Paul Companies, Inc., 7.88%, 4/15/05                        5,000      5,449
                                                                         -------
                                                                          15,881
                                                                         -------
Oil & Gas (2.0%)
BP Capital Markets PLC, 4.63%, 5/27/05                          4,000      4,225
Kerr-McGee Corp., 5.38%, 4/15/05                                2,500      2,628
Marathon Oil, 5.38%, 6/1/07                                     2,000      2,099
                                                                         -------
                                                                           8,952
                                                                         -------
Other ABS (1.1%)
Caterpillar Financial Asset Trust, 3.15%, 2/25/08               5,000      5,075
                                                                         -------
Savings & Loans (2.3%)
Washington Mutual Bank, 1.72%, 5/14/04(d)                       5,000      5,005
Washington Mutual Bank, 4.82%, 10/25/32                         5,000      5,122
                                                                         -------
                                                                          10,127
                                                                         -------

                                    Continued

Short Term Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal
                                                             Amount       Value
                                                          -----------   --------
Corporate Bonds, continued
Telecommunications (1.4%)
Southwestern Bell Telephone Co., 6.63%, 7/15/07           $     3,000   $  3,370
Verizon Wireless, Inc., 5.38%, 12/15/06                         2,500      2,625
                                                                        --------
                                                                           5,995
                                                                        --------
Total Corporate Bonds                                                    242,169
                                                                        --------
U.S. Government Agencies (33.4%)
Fannie Mae (11.3%)
5.63%, 5/14/04                                                  5,000      5,263
6.50%, 8/15/04                                                 12,000     12,887
7.13%, 2/15/05                                                  8,000      8,833
7.00%, 7/15/05                                                  2,000      2,232
2.88%, 10/15/05                                                 5,000      5,086
4.38%, 10/15/06                                                 5,000      5,281
5.25%, 3/22/07                                                 10,000     10,440
                                                                        --------
                                                                          50,022
                                                                        --------
Federal Home Loan Bank (4.6%)
5.38%, 1/5/04                                                   5,000      5,188
3.38%, 6/15/04                                                  5,000      5,125
2.13%, 12/15/04                                                 5,000      5,031
2.50%, 3/15/06                                                  5,000      5,006
                                                                        --------
                                                                          20,350
                                                                        --------
Freddie Mac (17.5%)
7.38%, 5/15/03                                                  7,000      7,122
5.75%, 7/15/03                                                  5,000      5,102
6.38%, 11/15/03                                                12,000     12,473
3.25%, 12/15/03                                                 5,000      5,088
5.00%, 5/15/04                                                 10,000     10,449
6.25%, 7/15/04                                                 10,000     10,681
4.13%, 2/4/05                                                   9,000      9,001
2.88%, 9/15/05                                                  7,500      7,630
3.15%, 4/28/06                                                  5,000      5,015
5.00%, 2/1/07                                                   4,988      5,156
                                                                        --------
                                                                          77,717
                                                                        --------
Total U.S. Government Agencies                                           148,089
                                                                        --------
U.S. Treasury Obligations (5.7%)
U.S. Treasury Inflation Protected Bonds (2.8%)
3.38%, 1/15/07                                                 10,000     12,398
                                                                        --------
U.S. Treasury Notes (2.9%)
4.25%, 11/15/03                                                 2,000      2,047
1.75%, 12/31/04                                                 7,500      7,510
5.75%, 11/15/05                                                 3,000      3,296
                                                                        --------
                                                                          12,853
                                                                        --------
Total U.S. Treasury Obligations                                           25,251
                                                                        --------
Money Markets (4.4%)
Dreyfus Cash Management Money Market Fund                     692,642        693
Federated Prime Value Obligations Money Market Fund        18,724,493     18,724
                                                                        --------
Total Money Markets                                                       19,417
                                                                        --------
Total Investments (Cost $427,090)- 98.2%                                 434,926

Other assets in excess of liabilities - 1.8%                               7,865
                                                                        --------
NET ASSETS - 100.0%                                                     $442,791
                                                                        ========

                 See notes to schedules of portfolio investments

                                                       U.S. Government Bond Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                            Shares or
                                                            Principal
                                                              Amount     Value
                                                           ----------   -------
U.S. Government Agencies (72.0%)
Fannie Mae (33.0%)
1.22%, 2/13/03(f)                                          $    6,300   $ 6,299
5.75%, 4/15/03                                                    500       505
6.84%, 10/20/05                                                 2,000     2,075
5.25%, 6/15/06                                                  1,500     1,627
6.38%, 6/15/09                                                  1,100     1,260
6.63%, 9/15/09                                                  3,830     4,443
6.63%, 11/15/10                                                 3,000     3,489
5.50%, 4/25/14                                                  1,946     2,017
5.50%, 10/1/17 TBA                                              3,000     3,078
                                                                        -------
                                                                         24,793
                                                                        -------
Federal Farm Credit Bank (4.2%)
5.10%, 11/24/03                                                 2,000     2,061
6.60%, 7/7/06                                                   1,000     1,129
                                                                        -------
                                                                          3,190
                                                                        -------
Federal Home Loan Bank (8.9%)
1.22%, 2/19/03(f)                                               3,200     3,199
6.09%, 6/2/06                                                   1,500     1,663
4.50%, 11/15/12                                                 1,850     1,851
                                                                        -------
                                                                          6,713
                                                                        -------
Freddie Mac (25.9%)
4.13%, 2/4/05                                                   1,700     1,700
5.25%, 1/15/06                                                  2,000     2,163
3.15%, 4/28/06                                                  5,000     5,015
5.50%, 9/15/11                                                    650       705
6.00%, 12/1/32                                                  3,667     3,796
5.50%, 1/1/33 TBA                                               3,000     3,012
6.50%, 2/1/33 TBA                                               3,000     3,100
                                                                        -------
                                                                         19,491
                                                                        -------
Total U.S. Government Agencies                                           54,187
                                                                        -------
U.S. Treasury Obligations (30.8%)
U.S. Treasury Bonds (5.5%)
8.34%, 8/15/08                                                  4,000     4,147
                                                                        -------
U.S. Treasury Inflation Protected Bonds (5.4%)
3.63%, 1/15/08                                                  3,300     4,072
                                                                        -------
U.S. Treasury Notes (19.9%)
2.13%, 10/31/04                                                 3,600     3,633
6.25%, 2/15/07                                                  2,000     2,273
5.50%, 2/15/08                                                  1,800     2,008
5.63%, 5/15/08                                                  1,730     1,940
5.00%, 8/15/11                                                  2,000     2,169
4.34%, 8/15/12                                                  2,800     2,892
                                                                        -------
                                                                         14,915
                                                                        -------
Total U.S. Treasury Obligations                                          23,134
                                                                        -------
Money Markets (8.4%)
Dreyfus Cash Management Money
   Market Fund                                              2,756,282     2,756
Federated Government Obligations                            3,556,265     3,557
                                                                        -------
Total Money Markets                                                       6,313
                                                                        -------
Total Investments (Cost $81,952) - 111.2%                                83,634

Liabilities in excess of other assets - (11.2)%                          (8,423)
                                                                        -------
NET ASSETS - 100.0%                                                     $75,211
                                                                        =======

                 See notes to schedules of portfolio investments

Municipal Bond Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                              Principal
                                                                Amount     Value
                                                              ---------   ------
Municipal Bonds (98.2%)
Arizona (1.3%)
Greater Arizona Development
   Authority, 6.00%, 8/1/13,
   (Callable 8/1/08 @102)                                       $1,070    $1,235
                                                                          ------

California (4.7%)
Cal Poly Pomona Foundation, Inc.,
   5.50%, 2/1/20,
   (Callable 2/1/11 @ 101)                                         265       287
GO, 7.00%, 6/1/05                                                1,000     1,111
Sacramento County Sanitation Financing
   Authority, 6.00%, 12/1/15, (Callable
   12/1/10 @101)                                                   250       291
San Francisco City and County Airport,
   (AMT), 5.35%, 5/1/10,
   (Callable 5/1/06 @102)                                        2,445     2,666
                                                                          ------
                                                                           4,355
                                                                          ------

Colorado (8.2%)
Boulder Sales and Use Tax, Series A,
   6.00%, 12/15/18,
   (Callable 12/15/09 @ 101)                                     2,265     2,554
Denver City & County Airport,
   Revenue, 5.00%, 11/15/08                                      1,020     1,127
Denver City & County Airport,
   Revenue, 5.50%, 11/15/15,
   (Callable 11/15/11 @ 100)                                     1,385     1,496
E-470 Public Highway Authority
   Revenue, Series C, 6.00%, 9/1/07                              1,000     1,157
El Paso County School District
   No. 38, 6.00%, 12/1/24,
   (Prerefunded 12/1/10 @ 100)                                   1,000     1,179
                                                                          ------
                                                                           7,513
                                                                          ------

Delaware (4.5%)
Transportation Authority, 6.00%,
   7/1/16, (Callable 7/1/10 @ 100)                               3,500     4,111
                                                                          ------

Florida (2.4%)
Board of Education, Series D, 5.75%,
   6/1/19, (Callable 6/1/10 @ 101)                               2,000     2,219
                                                                          ------

Georgia (4.8%)
Atlanta Airport, Revenue, (AMT),
   5.63%, 1/1/30                                                 1,400     1,456
GO, Series D, 5.80%, 11/1/16,
   (Callable 11/1/09 @ 102)                                      2,610     2,955
                                                                          ------
                                                                           4,411
                                                                          ------

Illinois (7.6%)
Chicago Metropolitan Water
   Reclamation District-Greater Chicago,
   Capital Improvements, GO,
   7.25%, 12/1/12                                                  500       645
Chicago Single Family Mortgage,
   Revenue, Series A, (AMT), 4.70%,
   10/1/17, (Callable 4/1/09 @ 102)                                935       947

                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Development Finance Authority, 6.38%,
   1/1/17, (Callable 1/1/11 @100)                               $1,700    $1,968
Development Finance Authority, 6.38%,
   1/1/18, (Callable 1/1/11 @100)                                1,700     1,962
GO, 5.88%, 10/1/17,
   (Callable 1/1/09 @ 100)                                         300       334
Sales Tax, Series S, 5.00%, 6/15/08                              1,000     1,109
                                                                          ------
                                                                           6,965
                                                                          ------

Indiana (5.6%)
Franklin Township School Building,
   6.50%, 7/15/18,
   (Prerefunded 7/15/10 @ 102)                                   4,000     4,895
Wayne County, Jail Holding Corp.,
   5.75%, 7/15/16                                                  255       287
                                                                          ------
                                                                           5,182
                                                                          ------

Iowa (2.7%)
Finance Authority, Private College
   Revenue, Drake University Project,
   6.50%, 12/1/11                                                2,055     2,484
                                                                          ------

Louisiana (1.1%)
Housing Finance Agency, Single Family
   Mortgage Revenue, (AMT), 6.40%,
   12/1/30, (Callable 6/1/09 @ 101)                                950       990
                                                                          ------

Michigan (9.1%)
Frankenmuth School District, 5.75%,
   5/1/20, (Callable 5/1/10 @ 100)                                 650       711
Genesee School District, 6.00%, 5/1/29,
   (Prerefunded 5/1/10 @ 100)                                    1,000     1,171
Higher Education Student Loan, (AMT),
   4.75%, 3/1/09                                                 3,000     3,218
Kent Spectrum Health, Series A,
   5.50%, 1/15/13                                                2,125     2,256
Strategic Fund, Hope Network Project,
   Series B, 5.13%, 9/1/13,
   (Callable 9/1/08 @ 102)                                       1,000     1,060
                                                                          ------
                                                                           8,416
                                                                          ------

Minnesota (3.8%)
Becker Independent School District No.
   726, 6.00%, 2/1/21,
   (Callable 2/1/10 @ 100)                                       1,000     1,109
Rochester Independent School District
   No. 535, 5.88%, 2/1/20,
   (Callable 2/1/10 @ 100)                                       2,150     2,363
                                                                          ------
                                                                           3,472
                                                                          ------

Missouri (6.2%)
Greene County School District, 6.20%,
   3/1/18, (Callable 3/1/10 @ 100)                               2,400     2,870
Health & Education Facilities, 6.50%,
   2/15/21, (Prerefunded 2/15/06 @ 102)                            335       388
Lawson School District No.14, 6.20%,
   3/1/20, (Callable, 3/1/10 @ 100)                              2,050     2,406
                                                                          ------
                                                                           5,664
                                                                          ------

                                   Continued

Municipal Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                           Principal
                                                             Amount      Value
                                                           ----------   -------
Municipal Bonds, continued
Nebraska (3.1%)
Omaha Public Power District,
   5.10%, 2/1/08                                           $    1,075   $ 1,192
Omaha, Series A, UTGO,
   6.50%, 12/1/13                                               1,365     1,686
                                                                        -------
                                                                          2,878
                                                                        -------

Nevada (4.8%)
Clark County School District, GO,
   5.75%, 6/15/10,
   (Prerefunded 6/15/06 @ 101)                                  1,805     2,054
Municipal Bond Bank, Series A, GO,
   8.00%, 11/1/05                                               2,000     2,335
                                                                        -------
                                                                          4,389
                                                                        -------

New Jersey (1.9%)
Transportation Trust Fund Authority,
   Transportation System, Series A,
   6.00%, 12/15/06                                              1,500     1,719
                                                                        -------

New York (9.2%)
Dormitory Authority, 5.00%, 7/1/27,
   (Callable 7/1/13 @ 100)                                        500       495

New York City Transitional Financial
   Authority, 5.75%, 11/15/16,
   (Callable 5/15/10 @ 101)                                     2,200     2,462

Thruway Authority, Series 1997 B,
   6.00%, 4/1/07                                                1,000     1,139
Thruway Authority, Series 2001 B,
   5.50%, 4/1/08                                                4,000     4,510
                                                                        -------
                                                                          8,606
                                                                        -------

Ohio (1.9%)
Summit County, 6.00%, 12/1/21,
   (Prerefunded 12/1/10 @ 101)                                  1,445     1,715
                                                                        -------

Oklahoma (1.2%)
Tulsa International Airport, (AMT),
   5.50%, 6/1/10                                                1,000     1,104
                                                                        -------

Pennsylvania (2.4%)
GO, 6.00%, 1/15/19,
   (Callable 1/15/10 @ 101)                                     2,000     2,245
                                                                        -------

Tennessee (1.4%)
Housing Development Agency,
   Mortgage Finance, Series C,
   (AMT), 5.95%, 7/1/09,
   (Callable 7/1/05 @ 102)                                      1,225     1,299
                                                                        -------

Texas (9.1%)
Brownsville Utility System,
   6.25%, 9/1/11                                                1,000     1,182
Clint Independent School District,
   6.00%, 2/15/15,
   (Callable 2/15/11 @ 100)                                     1,615     1,850

                                   Continued
                                                              Shares or
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Texas, continued
Dallas Fort Worth International
   Airport, 6.00%, 11/1/28,
   (Callable 11/1/09 @ 100)                                $    3,000   $ 3,217
Denton Independent School District,
   5.50%, 8/15/13                                               1,080     1,220
Travis County, GO, 5.75%, 3/1/17,
   (Callable 3/1/10 @100)                                         815       904
                                                                        -------
                                                                          8,373
                                                                        -------

Washington (1.2%)
Douglas County Public Utility
   District No. 001, Electric Distribution
   System, 5.90%, 1/1/11,
   (Callable 1/1/05 @ 102)                                      1,000     1,090
                                                                        -------

Total Municipal Bonds                                                    90,435
                                                                        -------

Money Markets (1.2%)
AIM Tax Free Money Market Fund                                    100        --#
Dreyfus Tax Exempt Money
   Market Fund                                              1,009,432     1,010
Federated Tax Exempt Money
   Market Fund                                                 76,039        76
                                                                        -------

Total Money Markets                                                       1,086
                                                                        -------

Total Investments (Cost $82,734) - 99.4%                                 91,521

Other assets in excess of liabilities - 0.6%                                549
                                                                        -------

NET ASSETS - 100.0%                                                     $92,070
                                                                        =======

                 See notes to schedules of portfolio investments

Intermediate Municipal Bond Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                            Principal
                                                             Amount      Value
                                                            ---------   -------
Municipal Bonds (98.3%)
Alabama (2.0%)
Public School & College Authority,
   Revenue, 5.25%, 8/1/06                                     $2,050    $ 2,276
Water Pollution Control Authority,
   Series B, 4.00%, 2/15/11                                    4,190      4,283
                                                                        -------
                                                                          6,559
                                                                        -------
Alaska (0.3%)
Anchorage Electric Utility, Revenue
   Bond, Senior Lien, 5.50%, 12/1/03,
   (Callable 6/1/03 @ 102)                                     1,000      1,034
                                                                        -------

Arizona (11.7%)
Glendale Water & Sewer Revenue,
   5.00%, 7/1/06                                               1,290      1,419
Glendale Water & Sewer Revenue,
   5.00%, 7/1/07                                               1,040      1,155
Highway Transportation Board,
   Revenue, Series A, 5.00%, 7/1/10                            4,680      5,158
Mesa Street & Highway Revenue,
   6.25%, 7/1/12                                               1,000      1,195
Mesa Street & Highway Revenue,
   6.25%, 7/1/13,
   (Prerefunded 7/1/11 @ 100)                                  1,000      1,195
Mesa Street & Highway Revenue,
   5.00%, 7/1/14,
   (Prerefunded 7/1/11 @ 100)                                  1,000      1,105
Mesa Utility System Revenue, 5.00%,
   7/1/13, (Prerefunded 7/1/09 @ 100)                          5,250      5,850
Phoenix Civic Improvement, 5.50%,
   7/1/13, (Callable 7/1/2012 @ 100)                           5,000      5,656
Pima County Community College
   District Revenue, 5.00%, 7/1/05                             1,370      1,485
Pima County Community College
   District Revenue, 5.00%, 7/1/07                               670        744
Pima County University School District,
   No. 012 Sunnyside, GO, 5.75%, 7/1/12,
   (Prerefunded 7/1/09 @ 100)                                  1,050      1,216
Pima County, Improvement, GO,
   5.00%, 7/1/06                                               2,000      2,200
Salt River Project, Agriculture
   Improvement & Power District,
   Electric Systems Revenue, Series A,
   5.63%, 1/1/06                                               2,685      2,971
Salt River Project, Agriculture
   Improvement & Power District, Electric
   Systems Revenue, Series A, ETM,
   5.63%, 1/1/03                                               2,315      2,565
Tucson Street & Highway, User
   Revenue, Junior Lien, Series 1994-E,
   6.75%, 7/1/13                                               2,000      2,473
Tucson Water Revenue, 5.50%, 7/1/15                            2,000      2,255
                                                                        -------
                                                                         38,642
                                                                        -------

                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
California (1.5%)
GO, 7.00%, 6/1/05                                             $  400    $   444
Lodi Unified School District,
   5.00%, 8/1/14                                               1,000      1,073
Orange County, Series A, Refunding
   Recovery, 6.00%, 6/1/10                                     3,000      3,504
                                                                        -------
                                                                          5,021
                                                                        -------
Colorado (5.5%)
Denver City & County Airport Facilities
   Revenue, Rental Car Project, Series A,
   (AMT), 5.00%, 1/1/04                                        2,000      2,067
Denver City & County Airport Revenue,
   Series A, (AMT), 5.25%, 11/15/06                            2,500      2,756
Denver City & County Airport Revenue,
   Series B, (AMT), 5.50%, 11/15/07                            1,000      1,117
Denver City & County Airport Revenue,
   Series D, (AMT), 5.00%, 11/15/06                            2,385      2,604
Denver City & County Airport Revenue,
   Series D, (AMT), 5.00%, 11/15/07                            2,655      2,944
El Paso County School District No.
   038, GO, 6.38%, 12/1/16,
   (Prerefunded 12/1/10 @ 100)                                 1,150      1,386
El Paso County School District No.
   038, GO, 6.38%, 12/1/18,
   (Prerefunded 12/1/10 @ 100)                                 1,005      1,211
Housing & Finance Authority, Single
   Family Program, Series C-2, 4.50%,
   11/1/05, (Callable 2/22/04 @ 100)                              10         10
Housing & Finance Authority, Single
   Family Program, Series C-3, 4.70%,
   10/1/22, (Callable 1/3/07 @ 100)                               10         10
Larimer County School District No. R1,
   GO, 5.50%, 12/15/09                                         2,000      2,295
Summitt County School District No.
   RE1, GO, 5.75%, 12/1/12, (Callable
   12/1/11 @ 100)                                              1,465      1,691
                                                                        -------
                                                                         18,091
                                                                        -------
Connecticut (0.5%)
New Haven, Series B, GO,
   5.75%, 11/1/09                                              1,500      1,739
                                                                        -------

Delaware (0.6%)
River & Bay Authority Development
   Revenue, 3.50%, 1/1/10                                        425        426
River & Bay Authority Development
   Revenue, 3.75%, 1/1/11                                        200        201
River & Bay Authority Development
   Revenue, 4.00%, 1/1/12                                      1,350      1,367
                                                                        -------
                                                                          1,994
                                                                        -------
Florida (0.7%)
Lakeland Electric & Water Revenue,
   ETM, 5.90%, 10/1/07                                         2,000      2,315
                                                                        -------

Georgia (0.5%)
   Series B, GO, 5.95%, 3/1/08                                 1,500      1,729
                                                                        -------

                                   Continued

Intermediate Municipal Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands)
-------------------------------------------------------------------------------

                                                            Principal
                                                             Amount      Value
                                                            ---------   -------
Municipal Bonds, continued
Hawaii (1.0%)
Airport Systems Revenue, Series B
   (AMT), 8.00%, 7/1/10                                       $2,000    $ 2,529
Highway Revenue, 5.50%, 7/1/10                                   765        869
                                                                        -------
                                                                          3,398
                                                                        -------
Illinois (6.0%)
Chicago Metropolitan Water
   Reclamation District, Capital
   Improvement, ETM, GO,
   5.50%, 12/1/10                                              3,000      3,436
Chicago Metropolitan Water
   Reclamation District, Series B, GO,
   5.00%, 12/1/05                                              2,000      2,187
Chicago Single Family Mortgage
   Revenue, Series C, (AMT), 4.10%,
   10/1/09, (Callable 1/6/04 @ 100)                            2,475      2,481
Development Finance Authority,
   Pollution Control Revenue,
   Commonwealth Edison,
   5.30%, 1/15/04                                              4,000      4,157
Development Financial Authority
   Revenue, Elmhurst Community
   School, 6.38%, 1/1/15,
   (Callable 1/1/11 @ 100)                                     1,300      1,524
Development Financial Authority
   Revenue, Elmhurst Community
   School, 6.38%, 1/1/16,
   (Callable 1/1/11 @ 100)                                     1,470      1,707
Illinois, First Series, 5.25%, 2/1/09                          1,000      1,109
Northwest Suburban Municipal Joint
   Action, Water Agency, Water Supply
   System, Series A, 5.25%, 5/1/04,
   (Callable 5/1/03 @ 102)                                     3,135      3,227
                                                                        -------
                                                                         19,828
                                                                        -------
Indiana (2.9%)
Educational Facilities Authority
   Revenue, Indiana Wesleyan
   University, Series A,
   1.20%, 6/1/28 (d)                                           1,000      1,000
Michigan City Independent School
   Building Corp., 5.00%, 7/5/09                               1,400      1,549
Municipal Power Supply Agency
   System Revenue, Series B,
   5.88%, 1/1/10                                               2,000      2,293
Municipal Power Supply Agency
   System Revenue, Series B,
   6.00%, 1/1/13                                               3,000      3,501
Tippecanoe County Independent
Elementary School Building Corp.,
   5.10%, 7/15/06                                              1,000      1,102
                                                                        -------
                                                                          9,445
                                                                        -------
Kentucky (0.7%)
Turnpike Authority Economic
   Development Revenue, Revitalization
   Project, Series A, 5.50%, 7/1/10                            2,000      2,275
                                                                        -------
                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Maine (0.7%)
Housing Authority Management
   Provider, Series F-2 (AMT),
   2.55%, 11/15/05                                            $2,190    $ 2,194
                                                                        -------

Maryland (0.8%)
Montgomery County, Series A,
   5.00%, 2/1/09                                               2,365      2,621
                                                                        -------

Massachusetts (0.8%)
Water Pollution Abatement, Series 7,
   5.25%, 2/1/12,
   (Callable 8/1/11 @ 100)                                     2,500      2,756
                                                                        -------

Michigan (22.3%)
Battle Creek Downtown Development
   Authority, 6.00%, 5/1/07                                    2,215      2,541
Battle Creek Downtown Development
   Authority, 7.30%, 5/1/10,
   (Prerefunded 5/1/04 @ 102)                                  2,000      2,185
Comprehensive Transportation,
   5.50%, 5/15/11                                                950      1,073
Comprehensive Transportation,
   Series A, 5.25%, 5/15/07                                    1,440      1,610
Comprehensive Transportation,
   Series A, 5.25%, 5/15/09                                    2,000      2,242
Detroit City School District, Building &
   Site Improvement, Series A, GO,
   5.00%, 5/1/08                                               1,000      1,104
Detroit Water Supply System,
   Permanent Linked Bonds,
   5.25%, 7/1/13,
   (Callable 7/1/04 @ 102)                                     6,000      6,257
Detroit, GO, (AMT), 5.50%, 4/1/08                              1,195      1,337
Detroit, Series A, GO, 6.70%, 4/1/10,
   (Prerefunded 4/1/05 @ 101)                                  1,000      1,122
Forest Hills Public Schools, GO,
   5.25%, 5/1/09                                               2,785      3,114
Grand Rapids & Kent County Joint
   Building Authority, GO,
   5.50%, 10/1/08                                                565        645
Grand Rapids Water Supply,
   5.00%, 1/1/08                                               1,000      1,100
Higher Education Facilites Authority
   Revenue, Kalamazoo College Project,
   5.25%, 12/1/07                                                765        858
Higher Education Facilities Authority
   Revenue, Hope College Project,
   4.50%, 10/1/07                                                250        267
Higher Education Facilities Authority
   Revenue, Hope College Project, 4.80%,
   10/1/10, (Callable 10/1/09 @ 100)                             590        610
Higher Education Facilities Authority,
   Hope College Project, 4.70%, 10/1/09                          200        211
Higher Education Student Loan
   Authority Revenue, Series XII-Q,
   (AMT), 5.05%, 9/1/08                                        3,885      4,161

                                   Continued

                                                Intermediate Municipal Bond Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                             Principal
                                                               Amount     Value
                                                             ---------   -------
Municipal Bonds, continued
Michigan, continued
Higher Education Student Loan Authority Revenue, Series
   XII-W, (AMT), 4.60%, 9/1/08                                 $1,000    $ 1,077
Higher Education Student Loan Authority Revenue, Series
   XII-W, (AMT), 5.20%, 9/1/08                                  4,225      4,573
Holland School District, 5.00%, 5/1/09                          3,255      3,601
Hospital Finance Authority, 4.35%, 3/1/09                         500        511
Hospital Finance Authority Revenue Balmoral, Inc.,
   1.75%, 9/1/16(d)                                               555        555
Hospital Finance Authority Revenue Genesys Health System,
   Series A, ETM, 5.25%, 10/1/03                                2,445      2,512
Hospital Financial Authority Revenue, Edward W. Sparrow
   Group, 5.25%, 11/15/08                                       1,125      1,207
Hospital Financial Authority Revenue, Edward W. Sparrow
   Hospital, 5.25%, 11/15/09                                    1,165      1,243
Kalamazoo Hospital Finance Authority, Refunding &
   Improvement, Bronson Methodist Hospital, 5.35%, 5/15/06 2,000 2,209 Kent Hospital Financial Authority, Revenue, Spectrum
   Health, Series A, 5.25%, 1/15/09                             1,075      1,153
Mancelona Area Water Sewer Authority Water Supply System
   Revenue, 1.20%, 4/1/21(d)                                    1,070      1,070
Montague Public School District, GO, 5.50%, 5/1/12,
   (Callable 11/1/11 @ 100)                                     1,005      1,123
Muskegon Water System, Series A, 5.25%, 11/1/09                   340        384
Strategic Fund, Camac LLC, (AMT), 1.25%, 8/1/28(d)                500        500
Strategic Fund, Detroit Symphony, Series A, 1.00%,
   6/1/31(d)                                                    1,255      1,255
Strategic Fund, Limited Obligation Revenue, Hope Network
   Project, Series B, 4.80%, 9/1/08                             1,000      1,066
Strategic Fund, Limited Obligation Revenue, R. L. Adams
   Plastics, Inc., (AMT), 1.35%, 5/1/23(d)                      3,010      3,010
Trunk Line Revenue, 5.00%, 10/1/07                                700        780
Underground Storage Tank Financial Assurance Authority,
   Series I, 6.00%, 5/1/05                                      3,500      3,843
University of Michigan Hospital Revenue, 5.00%, 12/1/08         4,130      4,531
University of Michigan Medical Services Plan Series A,
   1.20%, 12/1/27(d)                                              800        800
University of Michigan, Series A-2, 1.20%, 12/1/24,
(Callable 12/1/22 @100)(d)                                      4,500      4,500


                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Wayne Charter County Michigan, Airport Revenue, Series D,
   5.25%, 12/1/06                                              $2,000    $ 2,201
                                                                         -------
                                                                          74,141
                                                                         -------

Minnesota (1.4%)
Housing Finance Agency, 4.55%, 7/1/12,
   (Callable 7/1/11 @ 100)                                      1,540      1,563
Minneapolis & St. Paul Airport Revenue, Series B, (AMT),
   5.00%, 1/1/05                                                2,855      3,010
                                                                         -------
                                                                           4,573
                                                                         -------

Mississippi (0.2%)
Series A, GO, 5.25%, 12/1/07                                      500        565
                                                                         -------

Missouri (0.7%)
Clay County Public School District No. 53, Liberty Direct
   Deposit Program, GO, 6.25%, 3/1/17,
   (Callable 3/1/10 @ 100)                                      2,000      2,328
                                                                         -------

Nebraska (0.4%)
Investment Financial Authority, Single Family Housing
   Revenue, Series D, 4.10%, 9/1/10                               500        502
Investment Financial Authority, Single Family Housing
   Revenue, Series D, 4.25%, 9/1/11                               700        703
                                                                         -------
                                                                           1,205
                                                                         -------

Nevada (1.3%)
Clark County School District, Series B, GO, 5.50%, 6/15/08      3,700      4,185
Clark County School District, Series C, GO, 5.00%, 6/15/03        200        203
                                                                         -------
                                                                           4,388
                                                                         -------

New Jersey (5.5%)
Economic Development Authority, Market Transition
   Facility, Senior Lien, Series A, 7.00%, 7/1/04               6,000      6,476
GO, 5.75%, 5/1/09                                               5,175      5,944
Ocean County Utilities Authority, Wastewater, Refunding,
   6.00%, 1/1/07                                                2,500      2,849
Turnpike Authority Revenue, Series A, 6.00%, 1/1/13             2,500      2,918
                                                                         -------
                                                                          18,187
                                                                         -------

New York (1.0%)
Metropolitan Transportation Authority, Series M,
   5.50%, 7/1/08                                                1,030      1,189
New York City, Series F, GO, 5.50%, 8/1/06                      2,000      2,185
                                                                         -------
                                                                           3,374
                                                                         -------
North Carolina (0.7%)
Mecklenburg County Public Improvement, GO, Series A,
   4.00%, 2/1/14                                                2,500      2,479

                                    Continued

Intermediate Municipal Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                             Principal
                                                               Amount     Value
                                                             ---------   -------
Municipal Bonds, continued
Ohio (4.8%)
Cleveland Airport Systems Revenue, Series A, (AMT),
   5.50%, 1/1/04                                               $  500    $   519
Cuhayoga County Capital Improvements, GO, 5.00%, 12/1/07        3,465      3,879
Gateway Economic Development Corp., Greater Cleveland
   Excise Tax Revenue, Senior Lien, (AMT), 5.13%, 9/1/05        1,000      1,083
Higher Education, Capital Facilities Revenue, Series II-A,
   5.50%, 12/1/07                                               5,000      5,696
Housing Financial Agency Management Revenue, Series A-1,
   (AMT), 5.35%, 9/1/05                                         2,430      2,560
Summit County Industrial Development Revenue, 1.40%,
   11/1/17(d)                                                     500        500
Summit County, GO, 6.00%, 12/1/09                                 400        470
   Water Development Authority, 6.00%, 6/1/05                   1,000      1,100
                                                                         -------
                                                                          15,807
                                                                         -------
Oregon (2.4%)
Department of Transportation, Highway Usertax Revenue,
   5.00%, 11/15/05                                              1,045      1,142
Jackson County School District No 009, Eagle Point,
   GO, 5.00%, 6/15/08                                           1,030      1,145
Jackson County School District No 009, Eagle Point,
   GO, 5.00%, 6/15/09                                           1,060      1,175
Salem-Keizer School District No. 24J, 4.50%, 6/1/08             1,000      1,085
Washington County Sewer Agency, Senior Lien, Series A,
   5.75%, 10/1/12                                               2,000      2,321
Yamhill County School District, GO, 6.10%, 6/1/11,
   (Prerefunded 6/1/04 @ 101)                                   1,000      1,074
                                                                         -------
                                                                           7,942
                                                                         -------
Pennsylvania (2.8%)
Chartiers Valley Joint School, ETM, 6.15%, 3/1/07,
   (Callable 12/12/06 @ 100)                                    4,110      4,737
GO, 5.00%, 10/1/05                                              3,000      3,266
Housing Finance Agency, 4.50%, 10/1/09                          1,195      1,225
                                                                         -------
                                                                           9,228
                                                                         -------
Rhode Island (0.9%)
Depositors Economic Protection Corp., Series A, ETM,
   5.88%, 8/1/11, (Callable 7/1/11 @ 100)                       2,535      2,981
                                                                         -------

South Carolina (1.5%)
Anderson County School District No 002, Series B, GO,
   6.00%, 3/1/13, (Callable 3/1/10 @ 101)                         890      1,024
Public Service Authority Revenue, 5.50%, 1/1/15                 2,155      2,415
Richland County School District No 002, GO, Series B,
   4.00%, 2/1/13                                                  645        651
Richland County School District No 002, GO, Series B,
   4.13%, 2/1/14                                                  780        786
                                                                         -------
                                                                           4,876
                                                                         -------

                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Tennessee (0.1%)
Shelby County Health, Educational &
   Housing Facilities Board, Revenue,
   St. Jude's Children's Research,
   4.65%, 7/1/04                                               $  400    $   416
                                                                         -------

Texas (7.2%)
Anson, Educational Facilities Revenue,
   University of Texas, Waterview Park
   Apartments LLC, 4.25%, 1/1/14,
   (Callable 1/1/13 @ 102)                                        580        565
Anson, Educational Facilities Revenue,
   University of Texas, Waterview Park
   Apartments LLC, 4.25%, 1/1/15,
   (Callable 1/1/13 @ 102)                                        145        139
Austin, GO, 5.25%, 9/1/06                                       2,475      2,747
Dallas Waterworks & Sewer Systems
   Revenue, 5.25%, 10/1/09                                      1,000      1,113
Houston Airport System Revenue,
   Series A, (AMT), 5.00%, 7/1/05                               1,900      2,027
Judson Independent School District,
   GO, 5.50%, 2/1/09                                            2,000      2,251
North Texas Municipal Water District,
   5.00%, 9/1/06                                                1,425      1,569
Public Finance Authority, GO, 6.50%,
   10/1/04, Series A                                            5,595      6,069
Round Rock Independent School
   District, GO, 6.50%, 8/1/08                                  2,125      2,517
San Antonio Water Revenue, ETM,
   6.30%, 5/15/04                                                  95        101
San Antonio, Series A, GO,
   5.00%, 2/1/09                                                1,000      1,098
Series A, GO, 6.00%, 10/1/08                                    1,600      1,863
Tarrant County, College District,
   Series A, GO, 4.75%, 2/15/06                                 1,250      1,351
Trinity River Authority Revenue,
   Tarrant County Water Project,
   4.00%, 2/1/09                                                  550        573
                                                                         -------
                                                                          23,983
                                                                         -------
Utah (1.1%)
GO, 4.50%, 7/1/08                                               1,825      1,982
St. George Water Revenue, Series A,
   5.60%, 6/1/10,
   (Prerefunded 6/1/05 @ 101)                                   1,530      1,691
                                                                         -------
                                                                           3,673
                                                                         -------
Virginia (2.0%)
Metropolitan Washington D. C
   Airports, Series B, (AMT),
   5.50%, 10/1/05                                               4,175      4,517
Richmond, GO, 5.38%, 7/15/13,
   (Callable 7/15/11 @ 101)                                     2,000      2,222
                                                                         -------
                                                                           6,739
                                                                         -------
Washington (4.4%)
King County School District No. 415,
   Kent, Series A, GO, 5.55%, 12/1/11,
   (Callable 1/29/10 @ 100)                                     2,000      2,270
                                                                         -------

                                    Continued

Intermediate Municipal Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                          Shares or
                                                          Principal
                                                            Amount       Value
                                                          ----------   --------
Municipal Bonds, continued
Washington, continued
Motor Vehicle Fuel Tax, R-92D,
   6.25%, 9/1/07                                          $    1,000   $  1,165
Port Tacoma, Series A, GO, (AMT),
   4.90%, 12/1/07                                              1,010      1,112
Series A, GO, 5.50%, 9/1/05,
   (Prerefunded 9/1/04 @ 100)                                  5,000      5,337
Series R-A, GO, 5.50%, 9/1/08                                  4,000      4,562
                                                                       --------
                                                                         14,446
                                                                       --------
Wisconsin (1.4%)
Series 3, GO, 5.13%, 11/1/08                                   4,180      4,682
                                                                       --------

Total Municipal Bonds                                                   325,654
                                                                       --------
Money Markets (0.7%)
AIM Tax Free Money Market Fund                                   100         --#
Dreyfus Tax Exempt Money
   Market Fund                                             2,153,290      2,154
Federated Tax Exempt Money
   Market Fund                                               160,397        160
                                                                       --------

Total Money Markets                                                       2,314
                                                                       --------

Total Investments (Cost $306,633) - 99.0%                               327,968

Other assets in excess of liabilities - 1.0%                              3,181
                                                                       --------

NET ASSETS - 100.0%                                                    $331,149
                                                                       ========

                See notes to schedules of portfolio investments

                                                        Ohio Municipal Bond Fund
                                               Schedule of Portfolio Investments
                                                    January 31, 2003 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                              Principal
                                                                Amount    Value
                                                              ---------   ------
Municipal Bonds (96.4%)
Ohio (95.9%)
Air Quality, Development Authority
   Revenue, Cincinnati Gas & Electric Co.,
   Series A, 3.60%, 8/1/33                                      $2,000    $2,013
Akron, Bath, Copley, Hospital Revenue,
   7.00%, 1/1/12, ETM                                            2,000     2,423
Akron, GO, 5.50%, 12/1/07                                        2,000     2,283
Akron, Various Purpose Improvement,
   GO, 5.60%, 12/1/06,
   (Callable 12/1/04 @ 102)                                        500       549
American Municipal Power - Ohio, Inc.,
   5.25%, 1/1/11                                                 1,825     2,024
American Municipal Power - Ohio, Inc.,
   5.25%, 1/1/12, (Callable 1/1/11 @ 100)                        2,000     2,201
Beavercreek Local School District,
   6.60%, 12/1/15                                                1,500     1,876
Building Authority, 5.00%, 4/1/07                                2,305     2,547
Building Authority, 5.25%, 4/1/09,
   (Callable 4/1/08 @ 101)                                       1,000     1,111
Building Authority, 5.25%, 10/1/10,
   (Callable 4/1/09 @ 101)                                       2,410     2,669
Building Authority, Revenue, Adult
   Correctional Facility, Series A,
   5.50%, 10/1/08                                                2,500     2,857
Building Authority, Revenue, State
   Facilities Administration Building
   Fund, Series A, 5.25%, 10/1/10,
   (Callable 10/1/08 @ 101)                                      2,000     2,220
Butler County, Hospital Facilities,
   Revenue, 4.75%, 11/15/18,
   (Callable 11/15/08 @ 101)                                     4,000     3,633
Cincinnati Water System Revenue,
   5.50%, 12/1/12                                                2,000     2,250
Cleveland City School District,
   Revenue, 4.80%, 6/1/03                                        2,500     2,530
Cleveland Public Power System
   Revenue, 5.25%, 11/15/16, (Callable
   11/15/06 @ 102)                                               5,000     5,464
Cleveland Public Power System
   Revenue, 7.00%, 11/15/24                                      2,000     2,240
Cleveland Stadium Project, 5.25%,
   11/15/11, (Callable 11/15/07 @ 102)                           4,110     4,503
Cleveland Waterworks Revenue,
   Refunding & Improvement-Series I,
   5.25%, 1/1/11, (Callable 1/1/08 @ 101)                        2,500     2,716
Columbus Refunding Limited, Series A,
   GO, 5.30%, 7/1/09,
   (Callable 7/1/03 @ 102)                                       1,000     1,030
Columbus Sewer Revenue,
   5.00%, 6/1/06                                                 2,000     2,202
Columbus Water System Revenue,
   4.50%, 11/1/04                                                2,770     2,927
Columbus, Series 2, GO, 6.00%, 6/15/07                           4,090     4,718
Cuyahoga County Hospital, Revenue,
   5.50%, 2/15/09                                                2,245     2,530

                                   Continued

Ohio Municipal Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                              Principal
                                                                Amount    Value
                                                              ---------   ------
Municipal Bonds, continued
Ohio, continued
Cuyahoga County Jail Facilities, GO,
   5.25%, 10/1/13                                               $3,000    $3,369
Cuyahoga County, GO,
   5.60%, 5/15/13                                                3,435     3,872
Economic Development Revenue,
   3.50%, 12/1/07                                                  610       620
Economic Development Revenue,
   4.40%, 12/1/12                                                  815       818
Erie County Hospital Facilities,
   Revenue, 5.00%, 8/15/08                                         400       422
Erie County, Hospital Facilities,
   Revenue, 5.00%, 8/15/09                                         210       220
Erie County, Hospital Facilities,
   Revenue, 5.50%, 8/15/12                                         250       271
Euclid City School District, GO, 5.13%,
   12/1/11, (Callable 12/1/05 @ 102)                             1,500     1,602
Franklin County Development,
   Revenue, 5.50%, 10/1/12,
   (Callable 10/1/09 @ 101)                                      2,270     2,458
Greater Cleveland Regional Transit
   Authority, 5.38%, 12/1/11,
   (Callable 12/1/08 @ 101)                                      1,455     1,621
Hamilton County Health Care Systems,
   Revenue, 6.25%, 5/15/14                                       3,000     3,073
Hamilton County Hospital Facilities,
   Revenue, 5.25%, 5/15/11,
   (Callable 11/15/08 @ 101)                                     2,670     2,912
Hamilton County Sewer System,
   Revenue, Series A, 5.60%, 12/1/08,
   (Callable 12/1/05 @ 102)                                      1,000     1,120
Higher Education, Capital Facilities,
   Series II-A, 5.25%, 12/1/05                                   2,350     2,588
Higher Education, Capital Facilities,
   Series II-A, 5.50%, 12/1/07                                   4,695     5,348
Higher Education, Capital Facilities,
   Series II-A, 5.00%, 12/1/10                                   2,000     2,205
Higher Education, Case Western
   Reserve, 6.25%, 7/1/14                                        6,500     7,769
Higher Education, Dennison University
   Project, 5.50%, 11/1/12,
   (Callable 11/1/11 @ 101)                                      1,000     1,132
Higher Education, University of
   Dayton Project, 5.30%, 12/1/12,
   (Callable 12/1/07 @ 101)                                      2,000     2,168
Highway, Series V, GO, 4.80%, 5/15/04                            5,000     5,225
Hilliard School District, 5.50%, 12/1/08                         2,780     3,180
Hilliard School District, Series B, GO,
   5.50%, 12/1/07                                                1,500     1,713
Housing Authority, 4.63%, 9/1/31,
   (Callable 1/1/11 @ 100)                                       2,635     2,695
Housing Financial Agency,
   3.95%, 9/1/08                                                   565       577
Housing Financial Agency,
   4.15%, 9/1/09                                                   935       952

                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Ohio, continued
Housing Financial Agency,
   4.35%, 9/1/10                                                $  345    $  351
Housing Financial Agency,
   4.55%, 9/1/11                                                   360       367
Knox County Hospital Facilities,
   Revenue, 4.70%, 6/1/08                                        1,150     1,236
Knox County Hospital Facilities,
   Revenue, 5.00%, 6/1/12                                        6,250     6,649
Lebanon Electric Revenue, 5.50%,
   12/1/14, (Callable 12/1/10 @ 101)                             1,375     1,520
Lucas County, 6.65%, 12/1/12                                       170       176
Lucas County Hospital, Revenue,
   6.00%, 11/15/04                                               4,000     4,337
Mental Health Capital Facilities- Series
   II-A, 5.00%, 6/1/13                                           2,135     2,314
Mental Health Facilities, Series II-B,
   5.00%, 6/1/08                                                 1,835     1,986
Montgomery County, Catholic Health
   Initiatives, Series A, 6.00%, 12/1/26                         2,750     2,911
Montgomery County, Sisters of Charity
   Revenue, 6.50%, 5/15/08                                         285       289
Montgomery County, Solid Waste
   Revenue, 5.25%, 11/1/04                                       1,750     1,873
Montgomery County, Solid Waste
   Revenue, 5.40%, 11/1/08,
   (Callable 11/1/05 @ 102)                                      3,000     3,326
North Olmstead, 6.20%, 12/1/11                                   3,000     3,561
Public Facilities, Revenue, Series II-B,
   5.75%, 11/1/04                                                3,000     3,237
Public Facilities, Revenue,
   Series II-B, 5.75%, 11/1/05,
   (Callable 11/1/04 @ 100)                                      2,000     2,154
Revenue, Major New State Infrastructure,
   Series 1, 5.00%, 6/15/06                                      3,000     3,307
Sidney Construction, 4.90%, 11/1/07,
   (Callable 11/1/03 @ 102)                                      1,000     1,040
Solid Waste Revenue, 4.85%, 11/1/22                              3,000     3,035
Special Obligations Education, Revenue,
   Series A, 5.80%, 6/1/03                                       1,000     1,015
Turnpike Revenue, Series A,
   5.70%, 2/15/17,
   (Prerefunded 2/15/06 @ 102)                                   5,000     5,668
University of Cincinnati, 5.00%, 6/1/10                            300       331
University of Cincinnati, GO,
   5.50%, 6/1/09                                                 2,000     2,277
Water Development Authority, Pollution
   Control Facilities Revenue, 5.25%,
   12/1/08, (Callable 12/1/07 @ 101)                             1,000     1,125
Water Revenue, 5.30%, 12/1/10,
   (Callable 6/1/05 @ 101)                                       4,000     4,316
Wauseon Village School District, GO,
   5.45%, 12/1/14,
   (Callable 6/1/07 @ 101)                                       2,000     2,184
West Geauga Local School District, GO,
   5.55%, 11/1/05,
   (Callable 11/1/04 @ 102)                                      1,000     1,091

                                   Continued

Ohio Municipal Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                            Shares or
                                                            Principal
                                                             Amount       Value
                                                           ----------   --------
Municipal Bonds, continued
Ohio, continued
West Geauga Local School
   District, GO, 5.65%, 11/1/06,
   (Callable 11/1/04 @ 102)                                $    1,000   $  1,089
Westerville, GO, 5.25%, 12/1/11,
   (Callable 12/1/09 @ 101)                                     2,090      2,301
Westlake City School District, Series A,
   GO, 5.05%, 12/1/04                                           2,000      2,089
                                                                        --------
                                                                         186,601
                                                                        --------
Virgin Islands (0.5%)
Virgin Islands Public Financial
   Authority, Revenue, 5.13%, 7/1/04                            1,000      1,052
                                                                        --------

Total Municipal Bonds                                                    187,653
                                                                        --------

Money Markets (2.6%)
Federated Ohio Municipal Cash Trust                           120,083        120
Touchstone Ohio Money Fund                                  4,947,069      4,947
                                                                        --------

Total Money Markets                                                        5,067
                                                                        --------

Total Investments (Cost $182,908) - 99.0%                                192,720

Other assets in excess of liabilities - 1.0%                               1,857
                                                                        --------

NET ASSETS - 100.0%                                                     $194,577
                                                                        ========

                 See notes to schedules of portfolio investments

Michigan Municipal Bond Fund
Schedule of Portfolio Investments
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                              Principal
                                                                Amount    Value
                                                              ---------   ------
Municipal Bonds (96.6%)
Michigan (96.6%)
Battle Creek Downtown Developement
   Authority, 7.60%, 5/1/16,
   (Prerefunded 5/1/04 @ 102)                                   $2,000    $2,192
Battle Creek Downtown Development
   Authority, 7.30%, 5/1/10,
   (Prerefunded 5/1/04 @ 102)                                    4,000     4,370
Battle Creek Downtown Development
   Authority, Tax Increment Revenue,
   6.90%, 5/1/04                                                 2,000     2,122
Berkley School District, GO,
   7.00%, 1/1/07                                                 1,300     1,518
Big Rapids Public School District,
   5.63%, 5/1/14,
   (Prerefunded 5/1/05 @ 101)                                    1,125     1,240
Building Authority Revenue, Facilities
   Program, Series III, 5.00%, 10/15/08                          2,000     2,226
Building Authority Revenue, State
   Police Communications III,
   5.00%, 10/1/04                                                2,000     2,123
Building Authority Revenue, State
   Police Communications III,
   5.00%, 10/1/05                                                1,700     1,852
Cadillac Area Public Schools, UTGO,
   7.25%, 5/1/05                                                   300       337
Central Michigan University,
   5.00%, 10/1/09                                                1,605     1,787
Comprehensive Transportation,
   Series A, 5.25%, 5/15/09                                      1,000     1,121
Comprehensive Transportation,
   Series B, 5.25%, 5/15/09                                      1,390     1,558
Detroit City School District,
   5.50%, 5/1/06                                                 1,730     1,918
Detroit Economic Development Corp.,
   4.00%, 5/1/06                                                 2,500     2,641
Detroit City School District, Building &
   Site Improvements, Series A,
   5.00%, 5/1/07                                                 1,000     1,105
Detroit Water Supply Systems,
   Series C, 5.00%, 7/1/07                                       2,000     2,221
Detroit, GO, 5.00%, 4/1/04                                       1,000     1,044
Detroit, GO, 6.00%, 4/1/06                                         750       846
Detroit, Series A, GO, 4.10%, 4/1/03                             1,525     1,531
Dexter Community School District, GO,
   6.25%, 5/1/07                                                 1,730     1,998
Farmington Hills Economic
   Development Corp. Revenue,
   Botsford Continuing Care,
   Series A, 5.10%, 2/15/04                                        445       463
Farmington Hills Economic
   Development Corp. Revenue,
   Botsford Continuing Care,
   Series A, 5.20%, 2/15/05                                        470       503
Frankenmuth School District, UTGO,
   5.50%, 5/1/04                                                   250       263

                                   Continued

Michigan Municipal Bond Fund
Schedule of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                              Principal
                                                               Amount      Value
                                                              ---------   ------
Municipal Bonds, continued
Michigan, continued
Frankenmuth School District, UTGO,
   5.50%, 5/1/05 $                                              $  100    $  109
Frankenmuth School District, UTGO,
   5.50%, 5/1/06                                                   125       139
Frankenmuth School District, UTGO,
   5.50%, 5/1/07                                                   410       461
Grand Haven Area Public Schools,
   5.45%, 5/1/04,
   (Callable 5/1/03 @ 102)                                         260       268
Grand Rapids & Kent County Joint
   Building, GO, 5.50%, 10/1/06                                    505       567
Grand Rapids & Kent County Joint
   Building, GO, 5.50%, 10/1/09                                    605       690
Grand Rapids & Kent County Joint
   Building, UTGO, 5.50%, 10/1/07                                  535       607
Grand Rapids Charter Township, Porter
   Hills Obligated Group, 4.20%, 7/1/03                            205       207
Grand Rapids Charter Township, Porter
   Hills Obligated Group, 4.25%, 7/1/04                            210       214
Grand Rapids Charter Township, Porter
   Hills Obligated Group, 4.35%, 7/1/05                            200       207
Greater Detroit Resource Recovery
   Authority, 6.25%, 12/13/06                                    2,500     2,876
Higher Education Facilites Authority
   Revenue, Kalamazoo College Project,
   5.25%, 12/1/05                                                  590       647
Higher Education Facilites Authority
   Revenue, Kalamazoo College Project,
   5.25%, 12/1/06                                                  725       808
Higher Education Facilities Authority
   Revenue, Hope College Project,
   4.60%, 10/1/08                                                  320       340
Higher Education Facility Authority -
   Thomas M. Cooley Law School,
   4.75%, 5/1/07                                                 1,265     1,332
Higher Education Student Loan
   Authority Revenue, (AMT),
   5.00%, 3/1/07                                                 2,525     2,675
Higher Education Student Loan
   Authority Revenue, Series XII-W,
   (AMT), 4.60%, 9/1/08                                          1,000     1,077
Higher Education, Kalamazoo College,
   5.25%, 12/1/03                                                  570       589
Higher Education, Kalamazoo College,
   5.25%, 12/1/04                                                  655       700
Hospital Finance Authority Revenue,
   4.80%, 11/1/17, Refunding Hospital
   Charity Obligation D,
   (Prerefunded 11/1/4 @ 100)                                    1,755     1,840
Hospital Finance Authority Revenue,
   Sparrow Obligation Group,
   5.00%, 11/15/05                                               1,055     1,121
Hospital Finance Authority Revenue, St
   John's Hospital & Medical Center,
   5.00%, 5/15/06                                                1,450     1,597

                                   Continued
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Michigan, continued
Hospital Finance Authority, Bay
   Medical Center, Series A,
   5.38%, 7/1/06                                                $1,855    $2,055
Hospital Finance Authority, McLaren
   Obligated Group, Series A,
   5.75%, 10/15/03                                               2,000     2,056
Hospital Finance Authority, Mt
   Clemens General Hospital,
   1.25%, 3/1/15(d)                                                900       900
Hospital Finance Authority, St. John
   Hospital & Medical Center,
   5.00%, 5/15/05                                                1,000     1,080
Hospital Financial Authority Revenue,
   7.50%, 10/1/27,
   (Prerefunded 10/1/05 @ 100)                                   1,000     1,153
Hospital Financial Authority Revenue,
   Hospital Crittenton, Series A,
   3.50%, 3/1/06                                                   200       204
Hospital Financial Authority Revenue,
   Hospital Crittenton, Series A,
   3.85%, 3/1/07                                                   200       203
Hospital Financial Authority Revenue,
   Hospital Crittenton, Series A,
   4.15%, 3/1/08                                                   300       306
Hospital Financial Authority Revenue,
   Sparrow Obligation Group,
   5.00%, 11/15/06                                                 735       786
Hospital Financial Authority, Chelsea
   Community Hospital,
   1.17%, 5/15/31(d)                                             1,000     1,000
Housing Development Authority,
   (AMT), 3.85%, 6/1/04                                            810       827
Housing Development Authority,
   (AMT), Series B, 3.25%, 12/1/05                                  70        71
Housing Development Authority,
   (AMT), Series B, 3.55%, 12/1/06                                 175       179
Housing Development Authority,
   (AMT), Series B, 3.85%, 12/1/07                                 215       220
Housing Development Authority,
   (AMT), Series B, 4.13%, 12/1/08                                 305       314
Housing Development Authority,
   (AMT), Series B, 4.35%, 12/1/09                                 355       365
Housing Development Authority,
   (AMT), Series B, 4.55%, 12/1/10                                 455       468
Housing Development Authority,
   (AMT), Series B, 4.65%, 12/1/11                                 485       500
Housing Development Authority, Single
   Family, (AMT), 3.70%, 12/1/03                                   800       811
Housing Development Authority, Single
   Family, (AMT), 3.85%, 12/1/04                                   830       850
Kalamazoo Hospital Finance Authority
   Revenue, Bronson Methodist Hospital,
   5.50%, 5/15/08                                                  750       845
Kalamazoo Hospital Finance Authority,
   Refunding & Improvement, Bronson
   Methodist Hospital, 5.25%, 5/15/05                            1,000     1,080

                                   Continued

                                                    Michigan Municipal Bond Fund
                                    Schedule of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                     (Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

                                                           Principal
                                                            Amount      Value
                                                          ----------   --------
Municipal Bonds, continued
Michigan, continued
Kenowa Hills Public Schools, UTGO,
   5.50%, 5/1/06                                          $    1,000   $  1,111
Kenowa Hills Public Schools, UTGO,
   5.50%, 5/1/05                                               1,295      1,407
Kent County Airport Facility, Kent
   County International Airport, (AMT),
   5.25%, 1/1/04                                                 500        518
Kent County Airport Facility, Kent
   County International Airport, (AMT),
   4.30%, 1/1/05                                                 645        671
Kent County Airport Facility, Kent
   County International Airport, (AMT),
   5.30%, 1/1/05                                                 505        535
Kent County Airport Facility, Kent
   County International Airport, (AMT),
   5.50%, 1/1/07,
   (Prerefunded 1/1/05 @ 102)                                    930      1,017
Kent, Hospital Finance Authority
   Revenue, Spectrum Health,
   5.25%, 1/15/08                                                430        462
Kent, Hospital Finance Authority,
   Butterworth Hospital,
   4.90%, 1/15/05                                              1,150      1,207
Lake Orion Community School District,
   GO, 6.20%, 5/1/04                                           2,000      2,120
Municipal Bond Authority Revenue,
   5.00%, 12/1/05                                              2,000      2,189
Municipal Bond Authority, Pooled
   Projects, Series B, 5.10%, 10/1/04                          1,000      1,063
Muskegon County, Wastewater
   Management System, No. 1, (AMT),
   5.00%, 7/1/06                                               1,130      1,224
Muskegon County, Wastewater
   Management System, No. 1, (AMT),
   5.00%, 7/1/08                                               1,000      1,089
Muskegon Heights Water System,
   Series A, 5.25%, 11/1/06                                      335        374
Novi, UTGO, 5.00%, 10/1/08                                     2,320      2,587
Oakland County Economic Revenue,
   6.38%, 11/1/14,
   (Prerefunded 11/1/4 @ 100)                                  2,000      2,175
Oxford Area Community School, GO,
   6.00%, 5/1/05                                               1,100      1,208
South Central Power Agency, Power
   Supply System Revenue,
   5.80%, 11/1/05                                              2,000      2,225
South Lyon Community Schools,
   5.25%, 5/1/07                                                 690        770
South Macomb Disposal Authority
   Revenue, 5.00%, 9/1/08                                      1,115      1,241
South Redford School District, GO,
   5.25%, 5/1/09,
   (Prerefunded 5/1/07 @ 100)                                  1,575      1,768
Sterling Heights, 3.25%, 10/1/03                                 580        588


                                   Continued
                                                              Shares or
                                                              Principal
                                                                Amount    Value
                                                               -------   -------
Municipal Bonds, continued
Michigan, continued
Sterling Heights, 4.00%, 10/1/04                                 890   $    930
Sterling Heights, 4.00%, 10/1/05                                 670        712
Strategic Fund, Ford Motor Co. Project,
   Series A, 7.10%, 2/1/06                                     2,300      2,426
Strategic Fund, Hope Network Project,
   Series B, 4.75%, 9/1/07                                       615        652
Traverse City Area Public Schools,
   7.25%, 5/1/05                                                 950      1,068
Underground Storage Tank, Financial
   Assurance Authority, Series I,
   6.00%, 5/1/06                                               2,270      2,558
University of Michigan Hospital
   Revenue, 5.00%, 12/1/08                                     2,000      2,196
Warren Building Authority,
   3.70%, 11/1/09                                                225        232
Wayne Charter, 5.25%, 12/1/05                                  1,035      1,126
Wayne County Community College,
   5.25%, 7/1/09                                               1,000      1,123
Wyandotte Electric Revenue,
   6.20%, 10/1/03                                              1,000      1,033
                                                                       --------
                                                                        113,928
                                                                       --------

Total Municipal Bonds                                                   113,928
                                                                       --------

Money Markets (3.8%)
AIM Tax Free Money Market Fund                                   100         --#
Dreyfus Tax Exempt Money
   Market Fund                                             3,726,475      3,726
Federated Tax Exempt Money
   Market Fund                                               717,816        718
                                                                       --------

Total Money Markets                                                       4,444
                                                                       --------

Total Investments (Cost $113,956) - 100.4%                              118,372

Liabilities in excess of other assets - (0.4)%                             (464)
                                                                       --------

NET ASSETS - 100.0%                                                    $117,908
                                                                       ========

                See notes to schedules of portfolio investments

Fifth Third Funds
Notes to Schedules of Portfolio Investments
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Effective yield at purchase.

#    Market value is less than five hundred dollars.

(a) Part of this security has been deposited as initial margin on open futures contracts.

(b)  Affiliate

(c)  Dollar amount indicated represents expected per share annual dividend.

(d) Variable rate security. Rate presented represents rate in effect at January 31, 2002. Maturity date represents actual maturity date.

(e) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(f)  Part of this security has been deposited as collateral for TBA security.

The following abbreviations are used in these Schedule Portfolios of
Investments:

ADR - American Depositary Receipt
AMT - Alternative Minimun Tax Paper
CBTCS - Convertible Bond Transferable Custodial Security
ETM - Escrowed to Maturity
GO - General Obligation
LLC - Limited Liability Company
TBA- To be announced
UTGO - Unlimited Tax General Obligation

                       See notes to financial statements

                                                               Fifth Third Funds
                          Notes to Schedules of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                              Cost of                                        Net
                                            Investments       Gross          Gross        Unrealized
                                            for Federal    Unrealized     Unrealized    Appreciation/
Fifth Third Funds                          Tax Purposes   Appreciation   Depreciation   Depreciation
-----------------                          ------------   ------------   ------------   -------------
Small Cap Growth Fund                         335,489         83,323        (38,167)        45,156
Mid Cap Growth Fund                           343,473         26,386        (73,799)       (47,413)
Large Cap Opportunity Fund                     24,338          1,152         (3,462)        (2,310)
Quality Growth Fund                           941,231         54,887       (166,108)      (111,221)
Large Cap Core Fund                           327,361         40,656        (53,669)       (13,013)
Equity Index Fund                             426,720        199,056        (82,847)       116,209
Balanced Fund                                 293,828          6,477        (28,576)       (22,099)
Micro Cap Value Fund                           99,955         14,066        (13,096)           970
Multi Cap Value Fund                          141,498         10,324        (17,992)        (7,668)
Disciplined Large Cap Value Fund              236,959          7,149        (13,997)        (6,848)
LifeModel Aggressive Fund(SM)                   4,056              9           (191)          (182)
LifeModel Moderately Aggressive Fund(SM)       17,793             52           (506)          (454)
LifeModel Moderate Fund(SM)                    18,633             81           (326)          (245)
LifeModel Moderately Conservative
   Fund(SM)                                    10,012             52           (129)           (77)
LifeModel Conservative Fund(SM)                11,434             78            (50)            28
Strategic Income Fund                          76,119          3,140           (532)         2,608
Technology Fund                                26,185          2,072         (2,610)          (538)
Worldwide Fund                                 19,119             89         (1,422)        (1,333)
International Equity Fund                     182,136          5,675        (46,694)       (41,019)
International GDP Fund                        285,416         14,200        (97,112)       (82,912)
Bond Fund                                     371,995         15,674           (637)        15,037
Intermediate Bond Fund                        848,225         34,065           (332)        33,733
Short Term Bond Fund                          427,090          8,302           (466)         7,836
U.S. Government Bond Fund                      81,952          1,928           (246)         1,682
Municipal Bond Fund                            82,734          8,802            (15)         8,787
Intermediate Municipal Bond Fund              306,633         21,366            (31)        21,335
Ohio Municipal Bond Fund                      182,908          9,878            (66)         9,812
Michigan Municipal Bond Fund                  113,956          4,473            (57)         4,416

Open futures contracts as of January 31, 2003:
(Amounts in thousands except number of contracts)

                                                                              Unrealized
                            Number of                            Notional    Appreciation/
Fund                        Contracts       Contract Type         Amount    (Depreciation)   Market Value
----                        ---------   ---------------------   ---------   --------------   ------------
Small Cap Growth Fund           52      Russell 2000, 3/20/03   $   9,988       $ (313)       $   9,675

Large Cap Core Fund             14      Standard & Poor's
                                        500, 3/20/03                3,114         (123)           2,991

Equity Index Fund               14      Standard & Poor's
                                        500, 3/20/03                3,084          (93)           2,991

International Equity Fund       36      Long, SPI, 3/31/03          2,684          (36)           2,648
                                14      Short TOPIX, 3/3/03      (119,000)       4,620         (114,380)
                                 8      Long DAX Index,
                                        3/21/03                       639          (88)             551
                               268      Long Euro, 3/21/03          6,229         (189)           6,040
                                60      Long FTSE 100,
                                        3/21/03                     2,323         (203)           2,120
                               ---                              ---------       ------        ---------
                               386                               (107,125)       4,104         (103,021)

                        See notes to financial statements

Fifth Third Funds
Notes to Schedules of Portfolio Investments, continued
January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

International Equity Foreign Currency Contracts as of January 31, 2003:

                              Contract         Contract      Current       Unrealized
                               Amount           Value         Value       Appreciation/
Delivery Date             (Local Currency)   U.S. Dollar   U.S. Dollar   (Depreciation)
-------------             ----------------   -----------   -----------   --------------
British Pounds Sterling
Long Contracts
   3/13/03                        4,683         $7,334       $ 7,676          $ 342
   3/13/03                        1,258          1,968         2,062             94
   3/13/03                        1,549          2,422         2,538            116
   3/13/03                          930          1,488         1,524             36
Short Contracts
   3/13/03                           25             39            40             (1)
   3/13/03                        6,024          9,421         9,873           (452)
   3/13/03                           56             90            93             (3)
   2/03/03                           45             75            75             --#

Euro
Long Contracts
   3/13/03                        1,341          1,350         1,437             87
   3/13/03                        3,190          3,208         3,418            210
   3/13/03                        2,091          2,106         2,240            134
   3/13/03                        3,332          3,353         3,570            217
   3/13/03                        6,049          6,086         6,482            396
   4/10/03                        2,640          2,757         2,825             68
   4/10/03                        1,223          1,322         1,309            (13)
   2/04/03                          755            814           811             (3)
Short Contracts
   3/13/03                        9,551          9,633        10,234           (601)
   3/13/03                        1,684          1,695         1,805           (110)
   4/10/03                          850            893           910            (17)
   4/10/03                          285            301           305             (4)
   4/10/03                          750            811           803              8
   2/03/03                          583            632           625              7
   2/03/03                           36             39            39             --#
   2/03/03                           86             93            92              1

Japanese Yen
Long Contracts
   3/13/03                    1,202,877          9,706        10,045            339
   3/13/03                       84,339            686           704             18
   3/13/03                        4,466             37            37             --#
   3/13/03                      184,700          1,542         1,542             --#
Short Contracts
   3/13/03                      276,643          2,252         2,310            (58)
   3/13/03                      568,330          4,626         4,746           (120)
   3/13/03                      515,215          4,191         4,303           (112)

Australian Dollar
Long Contracts
   3/13/03                        2,905          1,623         1,696             73
   4/10/03                        2,123          1,244         1,236             (8)
Short Contracts
   3/13/03                          185            103           108             (5)

                        See notes to financial statements

                                                               Fifth Third Funds
                          Notes to Schedules of Portfolio Investments, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

The investment concentration for the International Funds as a percentage of investments, by industry, as of January 31, 2003, was as follows:

                                                   International   International
                                                    Equity Fund       GDP Fund
                                                   -------------   -------------
Advertising                                             0.09%           0.07%
Aerospace/Defense                                       0.37%           0.18%
Agriculture                                             1.27%           0.75%
Airlines                                                0.35%           0.21%
Apparel                                                 0.08%           0.14%
Auto Manufacturers                                      2.21%           4.75%
Auto Parts & Equipment                                  0.46%           0.62%
Banks                                                  12.34%          16.01%
Beverages                                               2.15%           1.26%
Biotechnology                                           0.01%           0.02%
Building Materials                                      0.84%           0.98%
Cash Equivalents                                        9.81%           1.30%
Chemicals                                               1.54%           2.73%
Closed End Funds                                        0.10%           0.00%
Commercial Services                                     1.88%           1.01%
Computers                                               0.29%           0.13%
Cosmetics/Personal Care                                 1.42%           1.26%
Distribution/Wholesale                                  0.51%           0.73%
Diversified Financial Services                          1.02%           1.38%
Electric                                                6.06%           4.44%
Electrical Components & Equipment                       1.24%           1.08%
Electronics                                             1.52%           1.64%
Engineering & Construction                              0.90%           0.96%
Entertainment                                           0.26%           0.09%
Environmental Control                                   0.01%           0.00%
Food Service                                            0.28%           0.20%
Food                                                    6.73%           4.67%
Forest Products & Paper                                 0.44%           0.60%
Gas                                                     1.19%           0.44%
Hand/Machine Tools                                      0.35%           0.63%
Healthcare-Products                                     0.47%           0.41%
Holding Companies-Diversified                           1.00%           0.79%
Home Builders                                           0.19%           0.08%
Home Furnishings                                        1.18%           1.66%
Household Products/Wares                                0.39%           0.00%
Housewares                                              0.04%           0.00%
Insurance                                               1.70%           4.50%
Internet                                                0.07%           0.00%
Investment Companies                                    0.00%           0.10%
Iron/Steel                                              0.40%           0.39%
Leisure Time                                            0.16%           0.00%
Lodging                                                 0.14%           0.21%
Machinery-Construction & Mining                         0.13%           0.21%
Machinery-Diversified                                   0.19%           0.09%
Media                                                   1.48%           1.32%
Metal Fabricate/Hardware                                0.10%           0.09%
Mining                                                  1.02%           1.16%
Miscellaneous Manufacturing                             1.45%           2.16%
Office Furnishings                                      0.02%           0.00%
Office/Business Equipment                               0.60%           0.83%
Oil & Gas                                               9.59%          10.27%
Packaging & Containers                                  0.13%           0.09%
Pharmaceuticals                                         9.73%           9.96%
Real Estate                                             2.25%           0.96%
Retail                                                  2.04%           1.27%
Semiconductors                                          0.32%           1.02%
Software                                                0.68%           0.50%
Storage/Warehousing                                     0.01%           0.00%
Telecommunications                                      6.98%          11.37%
Textiles                                                0.16%           0.15%
Toys/Games/Hobbies                                      0.19%           0.17%
Transportation                                          1.24%           1.46%
Water                                                   0.23%           0.50%

                        See notes to financial statements

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2003 (Unaudited)
(Amounts in thousands except per share amounts)
--------------------------------------------------------------------------------

                                                           Small Cap    Mid Cap    Large Cap     Quality
                                                            Growth      Growth    Opportunity     Growth
                                                             Fund        Fund         Fund         Fund
                                                           ---------   --------   -----------   ----------
Assets:
Investments, at cost                                       $335,489    $343,473    $ 24,338     $  941,231
Net unrealized appreciation/(depreciation)                   45,156     (47,413)     (2,310)      (111,221)
                                                           --------    --------    --------     ----------
Investments, at value                                       380,645     296,060      22,028        830,010
Repurchase agreements, at cost                                   --          --          --             --
                                                           --------    --------    --------     ----------
   Total Investments                                        380,645     296,060      22,028        830,010
Cash                                                             --          --^         --             --
Collateral for securities loaned                             68,779      40,466          --          4,860
Interest, dividends and other receivables                        74          29           9            730
Receivable for investments sold                               2,127          --          --             --
Receivable for Fund shares sold                                   1           7          --             93
Receivable for variation margin on futures contracts            146          --          --             --
Receivable from Advisor and affiliates                            3          --           1             --
Prepaid expense and other assets                                 18          25          18             32
                                                           --------    --------    --------     ----------
   Total Assets                                             451,793     336,587      22,056        835,725
                                                           --------    --------    --------     ----------
Liabilities:
Payable for investments purchased                               702       2,142          --             --
Payable for securities loaned                                68,779      40,466          --          4,860
Payable for Fund shares redeemed                                  8          45           3            807
Accrued expenses and other payables:
   Payable to Advisor and affiliates                            251         212          17            602
   Distribution fees                                              4          11           3             63
   Other                                                         69          35          19             49
                                                           --------    --------    --------     ----------
   Total Liabilities                                         69,813      42,911          42          6,381
                                                           --------    --------    --------     ----------
Net Assets:
Paid-in Capital                                             355,590     377,449      43,208      1,082,640
Accumulated net investment income (loss)                       (262)       (962)       (113)           (21)
Accumulated net realized gain/(loss) from
   investment transactions, option contracts and futures    (18,191)    (35,398)    (18,771)      (142,054)
Net unrealized appreciation/(depreciation)
   on investments, options and futures                       44,843     (47,413)     (2,310)      (111,221)
                                                           --------    --------    --------     ----------
   Net Assets                                              $381,980    $293,676    $ 22,014     $  829,344
                                                           ========    ========    ========     ==========
Market value of securities loaned                          $ 65,743    $ 38,566    $     --     $    4,724
                                                           ========    ========    ========     ==========
Net Assets:
   Institutional Shares                                    $367,417    $261,018    $ 13,351     $  625,884
   Class A Shares                                            13,041      26,669       7,713        178,303
   Class B Shares                                             1,032       4,810         240         17,586
   Class C Shares                                               320       1,076         710          7,130
   Advisor Shares                                               170         103          NA            441
                                                           --------    --------    --------     ----------
   Total                                                   $381,980    $293,676    $ 22,014     $  829,344
                                                           ========    ========    ========     ==========
Shares of Beneficial Interest Outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                      28,645      26,754         819         53,312
   Class A Shares                                             1,031       2,775         479         15,377
   Class B Shares                                                82         509          15          1,542
   Class C Shares                                                25         118          46            642
   Advisor Shares                                                13          11          NA             38
                                                           --------    --------    --------     ----------
   Total                                                     29,796      30,167       1,359         70,911
                                                           ========    ========    ========     ==========
Net Asset Value
   Institutional Shares                                    $  12.83    $   9.76    $  16.30     $    11.74
                                                           ========    ========    ========     ==========
   Class A Shares-redemption price per share               $  12.64    $   9.61    $  16.11     $    11.60
                                                           ========    ========    ========     ==========
   Class B Shares-offering price per share*                $  12.66    $   9.46    $  16.02     $    11.41
                                                           ========    ========    ========     ==========
   Class C Shares-offering price per shares*               $  12.66    $   9.12    $  15.60     $    11.11
                                                           ========    ========    ========     ==========
   Advisor Shares                                          $  12.74    $   9.59          NA     $    11.56
                                                           ========    ========    ========     ==========

Maximum sales charge-Class A Shares                            5.00%       5.00%       5.00%          5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
   of net asset value adjusted to the nearest cent)
   per share (Class A Shares)                              $  13.31    $  10.12    $  16.96     $    12.21
                                                           ========    ========    ========     ==========

----------
*    Redemption price per share varies by length of time shares are held.

^    Represents fewer than five hundred dollars.

#    Represents investments in affiliates.

                        See notes to financial statements

                                                               Fifth Third Funds
                                            Statements of Assets and Liabilities
                                                    January 31, 2003 (Unaudited)
                                 (Amounts in thousands except per share amounts)
--------------------------------------------------------------------------------

                                                          Disciplined                LifeModel
Large Cap    Equity               Micro Cap   Multi Cap    Large Cap    LifeModel    Moderately
  Core        Index    Balanced     Value       Value        Value      Aggressive   Aggressive
  Fund        Fund       Fund       Fund        Fund         Fund        Fund(SM)     Fund(SM)
---------   --------   --------   ---------   ---------   -----------   ----------   ----------

$327,361    $426,720   $293,828   $ 87,875    $129,826     $236,959       $4,056      $17,793
 (13,013)    116,209    (22,099)       970      (7,668)      (6,848)        (182)        (454)
--------    --------   --------   --------    --------     --------       ------      -------
 314,348     542,929    271,729     88,845     122,158      230,111        3,874       17,339
      --          --         --     12,080      11,672           --           --           --
--------    --------   --------   --------    --------     --------       ------      -------
 314,348     542,929    271,729    100,925     133,830      230,111        3,874#      17,339#
      --          --         --          1          --^          --           --^          --^
   4,158      13,399     12,686         --       9,537        9,648           --           --
     475         701        985         76          92          396           --^          --^
      --          --         --         --          --           --           --           --
       6          49         78         27          35            2           18          175
      51          51         --         --          --           --           --           --
       3           5         --          1          --^          --            1           --^
      17          23         23          9          10           22            1            1
--------    --------   --------   --------    --------     --------       ------      -------
 319,058     557,157    285,501    101,039     143,504      240,179        3,894       17,515
--------    --------   --------   --------    --------     --------       ------      -------

      --          --      7,053        897          --           --           --           --
   4,158      13,399     12,686         --       9,537        9,648           --           --
      21          65         72          7         186           18           --           --

     212         129        191         86         123          155           --^           1
       5           8         32         12          31            5            1            4
      79          83         39         45          58           26            5            1
--------    --------   --------   --------    --------     --------       ------      -------
   4,475      13,684     20,073      1,047       9,935        9,852            6            6
--------    --------   --------   --------    --------     --------       ------      -------

 401,152     491,908    352,602     99,088     145,199      232,839        4,070       17,944
     245         462        164       (263)        (55)         207           (1)          10

 (73,678)    (65,013)   (65,239)       197      (3,907)       4,129            1            9

 (13,136)    116,116    (22,099)       970      (7,668)      (6,848)        (182)        (454)
--------    --------   --------   --------    --------     --------       ------      -------
$314,583    $543,473   $265,428   $ 99,992    $133,569     $230,327       $3,888      $17,509
========    ========   ========   ========    ========     ========       ======      =======
$  4,017    $ 12,660   $ 12,361   $     --    $  9,056     $  8,893       $   --      $    --
========    ========   ========   ========    ========     ========       ======      =======

$294,934    $514,765   $175,470   $ 69,701    $ 70,915     $215,663       $1,602      $ 5,472
  19,206      26,114     71,443      9,034      15,394       11,281        1,258        8,652
     420       1,601     13,473      2,956      11,624        2,760          910        3,166
      23         904      4,987        706       1,525          623          118          219
      NA          89         55     17,595      34,111           NA           NA           NA
--------    --------   --------   --------    --------     --------       ------      -------
$314,583    $543,473   $265,428   $ 99,992    $133,569     $230,327       $3,888      $17,509
========    ========   ========   ========    ========     ========       ======      =======

  28,558      31,512     16,653     11,473       4,529       21,779          169          543
   1,883       1,603      6,816      1,507         991        1,141          133          859
      41          99      1,300        498         755          277           96          315
       2          56        482        119          99           63           12           22
      NA           5          5      2,942       2,196           NA           NA           NA
--------    --------   --------   --------    --------     --------       ------      -------
  30,484      33,275     25,256     16,539       8,570       23,260          410        1,739
========    ========   ========   ========    ========     ========       ======      =======

$  10.33    $  16.34   $  10.54   $   6.08    $  15.66     $   9.90       $ 9.48      $ 10.09
========    ========   ========   ========    ========     ========       ======      =======
$  10.20    $  16.29   $  10.48   $   6.00    $  15.54     $   9.88       $ 9.47      $ 10.08
========    ========   ========   ========    ========     ========       ======      =======
$  10.25    $  16.21   $  10.36   $   5.94    $  15.40     $   9.97       $ 9.44      $ 10.05
========    ========   ========   ========    ========     ========       ======      =======
$  10.26    $  16.22   $  10.35   $   5.94    $  15.40     $   9.84       $ 9.44      $ 10.05
========    ========   ========   ========    ========     ========       ======      =======
      NA    $  16.29   $  10.47   $   5.98    $  15.53           NA           NA           NA
========    ========   ========   ========    ========     ========       ======      =======

    5.00%       5.00%      5.00%      5.00%       5.00%        5.00%        5.00%        5.00%

$  10.74    $  17.15   $  11.03   $   6.32    $  16.36     $  10.40       $ 9.97      $ 10.61
========    ========   ========   ========    ========     ========       ======      =======

                       See notes to financial statements

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2003 (Unaudited)
(Amounts in thousands except per share amounts)
--------------------------------------------------------------------------------

                                                                                             LifeModel
                                                                                LifeModel    Moderately     LifeModel     Strategic
                                                                                 Moderate   Conservative   Conservative    Income
                                                                                 Fund(SM)     Fund(SM)       Fund(SM)       Fund
                                                                                ---------   ------------   ------------   ---------
Assets:
Investments, at cost                                                             $18,633      $10,012        $11,434       $76,119
Net unrealized appreciation/(depreciation)                                          (245)         (77)            28         2,608
                                                                                 -------      -------        -------       -------
Investments, at value                                                             18,388        9,935         11,462        78,727
Repurchase agreements, at cost                                                        --           --             --            --
                                                                                 -------      -------        -------       -------
   Total Investments                                                              18,388#       9,935#        11,462#       78,727
Cash                                                                                  --^          --             --            --
Collateral for securities loaned                                                      --           --             --            --
Foreign currency at value                                                             --           --             --            --
Interest, dividends and other receivables                                              1           --^            --^          190
Receivable for investments sold                                                       --           --             --            --
Receivable for Fund shares sold                                                      182          110             87           303
Receivable for forward foreign currency contracts                                     --           --             --            --
Reclaims receivable                                                                   --           --             --            --
Receivable from Advisor and affiliates                                                --^           1             --^           --^
Prepaid expense and other assets                                                       1            1              2             6
                                                                                 -------      -------        -------       -------
   Total Assets                                                                   18,572       10,047         11,551        79,226
                                                                                 -------      -------        -------       -------
Liabilities:
Payable to Custodian                                                                  --           --^            --^           --
Distributions payable                                                                 --           --             --           298
Payable for investments purchased                                                     --           --             --           845
Payable for securities loaned                                                         --           --             --            --
Payable for Fund shares redeemed                                                      --^          --             10           134
Payable for forward foreign currency contracts                                        --           --             --            --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                   1           --             --            63
   Distribution fees                                                                   6            4              5            24
   Other                                                                               3            4              4            25
                                                                                 -------      -------        -------       -------
   Total Liabilities                                                                  10            8             19         1,389
                                                                                 -------      -------        -------       -------
Net Assets:
Paid-in Capital                                                                   18,785       10,113         11,493        76,751
Accumulated net investment income (loss)                                              18           11             17          (117)
Accumulated net realized gain/(loss) from
   investment transactions, futures and foreign currency                               4           (8)            (6)       (1,405)
Net unrealized appreciation/(depreciation)
   on investments, futures and foreign currency                                     (245)         (77)            28         2,608
                                                                                 -------      -------        -------       -------
   Net Assets                                                                    $18,562      $10,039        $11,532       $77,837
                                                                                 =======      =======        =======       =======
Market value of securities loaned                                                $    --      $    --        $    --       $    --
                                                                                 =======      =======        =======       =======
Net Assets:
   Institutional Shares                                                          $ 4,687      $   918        $   661       $32,977
   Class A Shares                                                                  8,857        5,687          5,425            NA
   Class B Shares                                                                  4,695        3,200          4,452            NA
   Class C Shares                                                                    323          234            994        14,993
   Advisor Shares                                                                     NA           NA             NA        29,867
                                                                                 -------      -------        -------       -------
   Total                                                                         $18,562      $10,039        $11,532       $77,837
                                                                                 =======      =======        =======       =======
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
   Institutional Shares                                                              475           94             65         3,031
   Class A Shares                                                                    897          582            538            NA
   Class B Shares                                                                    477          328            442            NA
   Class C Shares                                                                     33           24             99         1,388
   Advisor Shares                                                                     NA           NA             NA         2,753
                                                                                 -------      -------        -------       -------
   Total                                                                           1,882        1,028          1,144         7,172
                                                                                 =======      =======        =======       =======
Net Asset Value
   Institutional Shares                                                          $  9.87      $  9.79        $ 10.10       $ 10.88
                                                                                 =======      =======        =======       =======
   Class A Shares-redemption price per share                                     $  9.87      $  9.77        $ 10.09            NA
                                                                                 =======      =======        =======       =======
   Class B Shares-offering price per share*                                      $  9.85      $  9.76        $ 10.07            NA
                                                                                 =======      =======        =======       =======
   Class C Shares-offering price per shares*                                     $  9.85      $  9.77        $ 10.07       $ 10.80
                                                                                 =======      =======        =======       =======
   Advisor Shares                                                                     NA           NA             NA       $ 10.85
                                                                                 =======      =======        =======       =======

Maximum sales charge-Class A Shares                                                 5.00%        5.00%          5.00%           NA
Maximum Offering Price (100%/(100%-Maximum sales charge)
   of net asset value adjusted to the nearest cent)
   per share (Class A Shares)                                                    $ 10.39      $ 10.28        $ 10.62            NA
                                                                                 =======      =======        =======       =======

----------
*    Redemption price per share varies by length of time shares are held.

^    Represents fewer than five hundred dollars.

#    Represents investments in affiliates.

                        See notes to financial statements

                                                               Fifth Third Funds
                                            Statements of Assets and Liabilities
                                                    January 31, 2003 (Unaudited)
                                 (Amounts in thousands except per share amounts)
--------------------------------------------------------------------------------

                                                                                                   U.S.
                         International   International              Intermediate   Short Term   Government
Technology   Worldwide      Equity           GDP           Bond         Bond          Bond        Bond
   Fund        Fund          Fund            Fund          Fund         Fund          Fund        Fund
----------   ---------   -------------   -------------   --------   ------------   ----------   ----------
 $ 26,185     $ 18,054     $180,863        $285,416      $371,995    $  848,225     $427,090     $81,952
     (538)      (1,333)     (41,019)        (82,912)       15,037        33,733        7,836       1,682
 --------     --------     --------        --------      --------    ----------     --------     -------
   25,647       16,721      139,844         202,504       387,032       881,958      434,926      83,634
       --        1,065        1,273              --            --            --           --          --
 --------     --------     --------        --------      --------    ----------     --------     -------
   25,647       17,786      141,117         202,504       387,032       881,958      434,926      83,634
       --           --^       4,529              --            --            --           --          --
    2,736           --           --           6,512        52,213       157,520       56,586          --
       --           --           --           1,188            --            --           --          --
       --^           1          112             263         2,768         7,952        4,758         790
      687           --          688              --        60,749         3,146        3,143          --
        2           15           --              --           103           148          165          83
       --           --        2,147              --            --            --           --          --
       --           --          272             456            --            --           --          --
        1            1           --               2             2             4            1          --
       17            6           23              17            23            26           14          14
 --------     --------     --------        --------      --------    ----------     --------     -------
   29,090       17,809      148,888         210,942       502,890     1,050,754      499,593      84,521
 --------     --------     --------        --------      --------    ----------     --------     -------

       --           --          461              --            --            --           --          --
       --           --           --              --            --            --           --          --
      752          275          811              --        76,530        78,837           --       9,235
    2,736           --           --           6,512        52,213       157,520       56,586          --
        1          109            3               2             3            21            3          13
       --           --        1,508              --            --            --           --          --

       23           16          130             144           201           395          186          28
        2            7            1               1            12            12            3           7
       23           16           61             172            48            64           24          27
 --------     --------     --------        --------      --------    ----------     --------     -------
    3,537          423        2,975           6,831       129,007       236,849       56,802       9,310
 --------     --------     --------        --------      --------    ----------     --------     -------

   86,316       32,243      217,133         329,301       366,705       817,842      444,069      72,926
     (196)         (22)        (827)            (42)         (887)       (1,864)      (2,187)         15

  (60,029)     (13,502)     (29,215)        (42,412)       (6,972)      (35,806)      (6,927)        588

     (538)      (1,333)     (41,178)        (82,736)       15,037        33,733        7,836       1,682
 --------     --------     --------        --------      --------    ----------     --------     -------
 $ 25,553     $ 17,386     $145,913        $204,111      $373,883    $  813,905     $442,791     $75,211
 ========     ========     ========        ========      ========    ==========     ========     =======
 $  2,332     $     --     $     --        $  6,198      $ 51,067    $  154,047     $ 55,349     $    --
 ========     ========     ========        ========      ========    ==========     ========     =======

 $ 20,434     $  3,165     $140,360        $197,542      $344,228    $  773,359     $419,638     $55,940
    4,096           NA        5,161           6,514        19,898        34,174       23,153      13,439
      793           NA          280              47         7,902         4,718           NA          NA
      224          328          112               8         1,140         1,654           NA       5,832
        6       13,893           NA              NA           715            NA           NA          NA
 --------     --------     --------        --------      --------    ----------     --------     -------
 $ 25,553     $ 17,386     $145,913        $204,111      $373,883    $  813,905     $442,791     $75,211
 ========     ========     ========        ========      ========    ==========     ========     =======

    3,351          329       20,484          21,748        33,794        76,011       42,636       5,356
      676           NA          753             731         1,955         3,351        2,356       1,286
      133           NA           41               5           776           465           NA          NA
       38           35           17               1           112           163           NA         562
        1        1,471           NA              NA            70            NA           NA          NA
 --------     --------     --------        --------      --------    ----------     --------     -------
    4,199        1,835       21,296          22,485        36,707        79,990       44,992       7,204
 ========     ========     ========        ========      ========    ==========     ========     =======

 $   6.10     $   9.63     $   6.85        $   9.08      $  10.19    $    10.17     $   9.84     $ 10.44
 ========     ========     ========        ========      ========    ==========     ========     =======
 $   6.06           NA     $   6.86        $   8.91      $  10.18    $    10.20     $   9.83     $ 10.45
 ========     ========     ========        ========      ========    ==========     ========     =======
 $   5.95           NA     $   6.82        $   9.04      $  10.18    $    10.15           NA          NA
 ========     ========     ========        ========      ========    ==========     ========     =======
 $   5.93     $   9.37     $   6.63        $   9.01      $  10.18    $    10.17           NA     $ 10.37
 ========     ========     ========        ========      ========    ==========     ========     =======
 $   6.03     $   9.45           NA              NA      $  10.18            NA           NA          NA
 ========     ========     ========        ========      ========    ==========     ========     =======
     5.00%          NA         5.00%           5.00%         4.75%         3.50%        3.50%       4.75%

 $   6.38           NA     $   7.22        $   9.38      $  10.69    $    10.57     $  10.19     $ 10.97
 ========     ========     ========        ========      ========    ==========     ========     =======

                        See notes to financial statements

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2003 (Unaudited)
(Amounts in thousands except per share amounts)
--------------------------------------------------------------------------------

                                                                     Intermediate      Ohio     Michigan
                                                         Municipal     Municipal    Municipal   Municipal
                                                            Bond         Bond          Bond        Bond
                                                            Fund         Fund          Fund        Fund
                                                         ---------   ------------   ---------   ---------
Assets:
Investments, at cost                                      $82,734      $306,633      $182,908    $113,956
Net unrealized appreciation                                 8,787        21,335         9,812       4,416
                                                          -------      --------      --------    --------
   Total Investments                                       91,521       327,968       192,720     118,372
Interest, dividends and other receivables                   1,101         3,454         1,959       1,343
Receivable for investments sold                                --         2,611            --          --
Receivable for Fund shares sold                                 6            21            10          40
Receivable from Advisor and affiliates                          1             3            --           1
Prepaid expense and other assets                               19            16            18           4
                                                          -------      --------      --------    --------
   Total Assets                                            92,648       334,073       194,707     119,760
                                                          -------      --------      --------    --------

Liabilities:
Payable for investments purchased                             496         2,725            --       1,787
Payable for Fund shares redeemed                                1            --            --          --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                           46           160            93          46
   Distribution fees                                            2             2            12           4
   Other                                                       33            37            25          15
                                                          -------      --------      --------    --------
   Total Liabilities                                          578         2,924           130       1,852
                                                          -------      --------      --------    --------

Net Assets:
Paid-in Capital                                            82,975       309,156       185,138     113,443
Accumulated net investment income (loss)                        6            35            32          (2)
Accumulated net realized gain/(loss)
   from investment transactions                               302           623          (405)         51
Net unrealized appreciation on investments                  8,787        21,335         9,812       4,416
                                                          -------      --------      --------    --------
   Net Assets                                             $92,070      $331,149      $194,577    $117,908
                                                          =======      ========      ========    ========

Net Assets:
   Institutional Shares                                   $86,955      $323,014      $164,422    $109,079
   Class A Shares                                           3,254         6,541        20,166       4,881
   Class B Shares                                             926           767         4,134         869
   Class C Shares                                             570           827         5,855       3,079
   Advisor Shares                                             365            NA            NA          NA
                                                          -------      --------      --------    --------
   Total                                                  $92,070      $331,149      $194,577    $117,908
                                                          =======      ========      ========    ========

Shares of Beneficial Interest Outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                     8,150        29,865        15,583      10,473
   Class A Shares                                             303           605         1,911         470
   Class B Shares                                              87            71           400          84
   Class C Shares                                              54            76           557         296
   Advisor Shares                                              35            NA            NA          NA
                                                          -------      --------      --------    --------
   Total                                                    8,629        30,617        18,451      11,323
                                                          =======      ========      ========    ========

Net Asset Value
   Institutional Shares                                   $ 10.67      $  10.82      $  10.55    $  10.42
                                                          =======      ========      ========    ========
   Class A Shares-redemption price per share              $ 10.71      $  10.82      $  10.55    $  10.40
                                                          =======      ========      ========    ========
   Class B Shares-offering price per share*               $ 10.64      $  10.80      $  10.35    $  10.41
                                                          =======      ========      ========    ========
   Class C Shares-offering price per shares*              $ 10.65      $  10.81      $  10.51    $  10.40
                                                          =======      ========      ========    ========
   Advisor Shares                                         $ 10.66            NA            NA          NA
                                                          =======      ========      ========    ========

Maximum sales charge-Class A Shares                          4.75%         3.50%         4.75%       4.75%
Maximum Offering Price (100%/(100%-Maximum sales charge)
   of net asset value adjusted to the nearest cent)
   per share (Class A Shares)                             $ 11.24      $  11.21      $  11.08    $  10.92
                                                          =======      ========      ========    ========

----------

*    Redemption price per share varies by length of time shares are held

                       See notes to financial statements

                                                               Fifth Third Funds
                                                        Statements of Operations
                           For the six months ended January 31, 2003 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                 Small Cap   Mid Cap     Large Cap     Quality
                                                   Growth     Growth    Opportunity    Growth
                                                     Fund      Fund        Fund         Fund
                                                 ---------   --------   -----------   --------
Investment Income:
Interest income                                  $    168    $     90     $    --^    $      3
Dividend income                                     1,690         613          90        4,998
                                                 --------    --------     -------     --------
   Total Investment Income                          1,858         703          90        5,001
                                                 --------    --------     -------     --------

Expenses:
Investment advisory fees                            1,582       1,152         100        3,376
Administration fees                                   392         250          22          732
Distribution services-Class A Shares                   18          36          11          259
Distribution services-Class B Shares                    5          25           1           95
Distribution services-Class C Shares                    1           4           3           29
Distribution services-Advisor Shares                    1          --^         NA            1
Administrative service-Class C Shares                  --^          1           1           10
Fund accounting fees                                   79          52          33          101
Registration and filing fees                            5           3           1            7
Transfer agent fees                                    86          70          26          202
Custodian fees                                         27          14           7           22
Other expenses                                         79          58          16          142
                                                 --------    --------     -------     --------
   Total expenses                                   2,275       1,665         221        4,976
                                                 --------    --------     -------     --------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                      (173)         --         (18)          --
                                                 --------    --------     -------     --------
   Net Expenses                                     2,102       1,665         203        4,976
                                                 --------    --------     -------     --------

   Net Investment Income/(Loss)                      (244)       (962)       (113)          25
                                                 --------    --------     -------     --------

Realized and Unrealized Gains/(Losses)
   from Investments, Options and Futures:
Net realized gains/(losses) on investment
   transactions and option contracts              (14,926)     (2,285)     (3,209)       8,483
Net realized loss on futures transactions            (769)         --          --           --
Change in unrealized appreciation/depreciation
   on investments, options and futures            (12,016)    (10,150)        798      (90,998)
                                                 --------    --------     -------     --------

Net realized and unrealized losses
   on investments, options and futures            (27,711)    (12,435)     (2,411)     (82,515)
                                                 --------    --------     -------     --------
Change in net assets resulting from operations   $(27,955)   $(13,397)    $(2,524)    $(82,490)
                                                 ========    ========     =======     ========

----------
^    Represents fewer than five hundred dollars.

                        See notes to financial statements

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                         Large Cap    Equity               Micro Cap
                                                           Core       Index     Balanced     Value
                                                           Fund        Fund       Fund        Fund
                                                         ---------   --------   --------   ---------
Investment Income:
Interest income                                          $      3    $     10   $ 2,656     $    80
Dividend income                                             4,254       5,456     1,011         305
                                                         --------    --------   -------     -------
   Total Investment Income                                  4,257       5,466     3,667         385
                                                         --------    --------   -------     -------

Expenses:
Investment advisory fees                                    1,544         897     1,132         415
Administration fees                                           382         518       245          72
Distribution services-Class A Shares                           26          33        97           6
Distribution services-Class B Shares                            2           8        70          14
Distribution services-Class C Shares                           --^          3        19           3
Distribution services-Advisor Shares                           NA          --^       --^         43
Administrative service-Class C Shares                          --^          1         6           1
Fund accounting fees                                           74         100        56          38
Registration and filing fees                                    5           7         3           1
Transfer agent fees                                            84         108        78          37
Custodian fees                                                 23          46        16          42
Other expenses                                                 73         115        57          41
                                                         --------    --------   -------     -------
   Total expenses                                           2,213       1,836     1,779         713
                                                         --------    --------   -------     -------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                              (161)       (597)      (42)        (65)
                                                         --------    --------   -------     -------
   Net Expenses                                             2,052       1,239     1,737         648
                                                         --------    --------   -------     -------

   Net Investment Income/(Loss)                             2,205       4,227     1,930        (263)
                                                         --------    --------   -------     -------

Realized and Unrealized Gains/(Losses)
   from Investments and Futures:
Net realized gains/(losses) on investment transactions     (1,570)     (2,712)   (7,303)        483
Net realized gains on futures transactions                  1,140       2,137        --          --
Change in unrealized appreciation/depreciation
   on investments and futures                             (32,596)    (35,118)   (2,233)      3,668
                                                         --------    --------   -------     -------

Net realized and unrealized gains/(losses)
   on investments and futures                             (33,026)    (35,693)   (9,536)      4,151
                                                         --------    --------   -------     -------
Change in net assets resulting from operations           $(30,821)   $(31,466)  $(7,606)    $ 3,888
                                                         ========    ========   =======     =======

----------
(a) Reflects operations for the period from August 1, 2002 (date of commencement of operations) to January 31, 2003.

^    Represents fewer than five hundred dollars.

#    Represents income from affiliates.

                       See notes to financial statements

                                                               Fifth Third Funds
                                                        Statements of Operations
                           For the six months ended January 31, 2003 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

            Disciplined                  LifeModel                   LifeModel
Multi Cap    Large Cap    LifeModel     Moderately     LifeModel     Moderately     LifeModel     Strategic
  Value        Value      Aggressive    Aggressive     Moderate     Conservative   Conservative    Income
  Fund         Fund       Fund(SM)(a)   Fund(SM)(a)   Fund(SM)(a)   Fund(SM)(a)    Fund(SM)(a)      Fund
---------   -----------   -----------   -----------   -----------   ------------   ------------   ---------
  $  108     $     18        $  --         $  --         $  --          $ --           $ --        $  172
     900        2,365            5#           46#           78#           52#            81#        1,820
 -------     --------        -----         -----         -----          ----           ----        ------
   1,008        2,383            5            46            78            52             81         1,992
 -------     --------        -----         -----         -----          ----           ----        ------

     656          685            1             5             5             3              4           301
     114          148           10            10            10            10             10            52
      23           15            1             5             5             3              3            NA
      59           14            2             6            11             7             10            NA
       6            2           --^           --^           --^           --^             1            39
      94           NA           NA            NA            NA            NA             NA            76
       2            1           --^           --^           --^           --^            --^           13
      40           37           30            30            30            30             30            29
       2            2            1             1             1             1              1             1
      58           41           12            13            13            12             13            23
      39            9            3             3             3             3              3            14
      42           44            2             4             3             3              3            18
 -------     --------        -----         -----         -----          ----           ----        ------
   1,135          998           62            77            81            72             78           566
 -------     --------        -----         -----         -----          ----           ----        ------

     (72)         (34)         (59)          (63)          (62)          (60)           (61)          (30)
 -------     --------        -----         -----         -----          ----           ----        ------
   1,063          964            3            14            19            12             17           536
 -------     --------        -----         -----         -----          ----           ----        ------

     (55)       1,419            2            32            59            40             64         1,456
 -------     --------        -----         -----         -----          ----           ----        ------

    (625)       7,386            1             9             4            (8)            (6)          (10)
      --           --           --            --            --            --             --            --

  (1,367)     (20,825)        (182)         (454)         (245)          (77)            28         1,425
 -------     --------        -----         -----         -----          ----           ----        ------

  (1,992)     (13,439)        (181)         (445)         (241)          (85)            22         1,415
 -------     --------        -----         -----         -----          ----           ----        ------
 $(2,047)    $(12,020)       $(179)        $(413)        $(182)         $(45)          $ 86        $2,871
 =======     ========        =====         =====         =====          ====           ====        ======

                         See notes to financial statements

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                              International   International
                                                     Technology   Worldwide      Equity            GDP
                                                        Fund        Fund          Fund            Fund
                                                     ----------   ---------   -------------   -------------
Investment Income:
Interest income                                       $      4     $    16       $     --        $     --
Dividend income                                             11         139          1,268           1,657
Foreign tax withholding                                     --          --           (229)           (196)
                                                      --------     -------       --------        --------
   Total Investment Income                                  15         155          1,039           1,461
                                                      --------     -------       --------        --------
Expenses:
Investment advisory fees                                   120          95            748             902
Administration fees                                         21          16            130             209
Distribution services-Class A Shares                         4          NA              6               7
Distribution services-Class B Shares                         3          NA              1              --^
Distribution services-Class C Shares                        --^          1              1              --^
Distribution services-Advisor Shares                        --^         39             NA              NA
Administrative service-Class C Shares                       --^         --^            --^             --^
Fund accounting fees                                        38          30            102              83
Registration and filing fees                                 1           1              3               4
Transfer agent fees                                         27          20             40              54
Custodian fees                                              10           2             74              71
Other expenses                                              19          12             52              10
                                                      --------     -------       --------        --------
   Total expenses                                          243         216          1,157           1,340
                                                      --------     -------       --------        --------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                            (32)        (39)            --            (121)
   Distribution services-Class A Shares waived              --          --             --              --
                                                      --------     -------       --------        --------
   Net Expenses                                            211         177          1,157           1,219
                                                      --------     -------       --------        --------
   Net Investment Income/(Loss)                           (196)        (22)          (118)            242
                                                      --------     -------       --------        --------
Realized and Unrealized Gains/(Losses)
   from Investments, Futures and Foreign Currency:
Net realized gains/(losses) on investment and
   foreign currency transactions                       (10,331)       (886)        (9,693)         (5,001)
Net realized losses on futures transactions                 --          --           (191)             --
Change in unrealized appreciation/depreciation
   on investments, futures and foreign currency         12,481        (931)        (4,930)        (15,976)
                                                      --------     -------       --------        --------
Net realized and unrealized gains/(losses)
   on investments, futures and foreign currency          2,150      (1,817)       (14,814)        (20,977)
                                                      --------     -------       --------        --------
Change in net assets resulting from operations        $  1,954     $(1,839)      $(14,932)       $(20,735)
                                                      ========     =======       ========        ========

----------
^    Represents fewer than five hundred dollars.

                       See notes to financial statements

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2003 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                         U.S.                  Intermediate     Ohio      Michigan
          Intermediate   Short Term   Government   Municipal    Municipal     Municipal   Municipal
 Bond        Bond          Bond          Bond        Bond         Bond          Bond        Bond
 Fund        Fund          Fund          Fund        Fund         Fund          Fund        Fund
-------   ------------   ----------   ----------   ---------   ------------   ---------   ---------

$10,449      $20,116       $6,972       $1,331      $2,403        $7,001       $4,166      $2,109
     59          167          155           31          14            50           28          29
     --           --           --           --          --            --           --          --
-------      -------       ------       ------      ------        ------       ------      ------
 10,508       20,283        7,127        1,362       2,417         7,051        4,194       2,138
-------      -------       ------       ------      ------        ------       ------      ------

  1,217        2,296          931          191         280           948          540         251
    352          724          323           60          88           299          170          97
     25           42           24           14           3             7           24           6
     38           20           NA           NA           4             3           18           3
      4            5           NA           14           2             3           18           7
      2           NA           NA           NA           1            NA           NA          NA
      1            2           NA            5           1             1            6           2
     72          104           50           30          43            66           44          38
      4            7            3            1           2             3            2           1
     75          125           53           21          30            55           38          25
     18           24           13            9           8            20            9           9
     90          145           59           14          32            62           43          20
-------      -------       ------       ------      ------        ------       ------      ------
  1,898        3,494        1,456          359         494         1,467          912         459
-------      -------       ------       ------      ------        ------       ------      ------

   (205)        (254)         (51)         (38)        (83)         (196)         (79)        (55)
     --           --          (10)          --          --            --           --          (2)
-------      -------       ------       ------      ------        ------       ------      ------
  1,693        3,240        1,395          321         411         1,271          833         402
-------      -------       ------       ------      ------        ------       ------      ------
  8,815       17,043        5,732        1,041       2,006         5,780        3,361       1,736
-------      -------       ------       ------      ------        ------       ------      ------

  9,039       11,858          740        1,462         556         1,029          304          38
     --           --           --           --          --            --           --          --

  2,280        5,932        2,345         (268)        373         2,194          992         559
-------      -------       ------       ------      ------        ------       ------      ------

 11,319       17,790        3,085        1,194         929         3,223        1,296         597
-------      -------       ------       ------      ------        ------       ------      ------
$20,134      $34,833       $8,817       $2,235      $2,935        $9,003       $4,657      $2,333
=======      =======       ======       ======      ======        ======       ======      ======

                        See notes to financial statements

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                        Small Cap                   Mid Cap                Large Cap
                                                       Growth Fund                Growth Fund           Opportunity Fund
                                                 -----------------------   -----------------------   ----------------------
                                                 Six months      Year      Six months      Year      Six months     Year
                                                   ended         ended       ended         ended       ended        ended
                                                 January 31,    July 31,   January 31,    July 31,   January 31,   July 31,
                                                  2003 (a)      2002 (b)    2003 (a)      2002 (c)    2003 (a)      2002
                                                 -----------   ---------   -----------   ---------   -----------   --------
Change in Net Assets:
Operations:
   Net investment income/(loss)                   $    (244)   $  (1,419)   $   (962)    $  (1,624)    $  (113)    $   (372)
   Net realized gains/(losses) on investment
      transactions and option contracts             (14,926)      (2,756)     (2,285)      (33,111)     (3,209)      (5,774)
   Net realized gains/(losses) on futures
      transactions                                     (769)         455          --            --          --           --
   Net change in unrealized appreciation/
      depreciation on investments, options
      and futures                                   (12,016)    (129,498)    (10,150)      (66,125)        798       (7,060)
                                                  ---------    ---------    --------     ---------     -------     --------
Change in net assets resulting from operations      (27,955)    (133,218)    (13,397)     (100,860)     (2,524)     (13,206)
                                                  ---------    ---------    --------     ---------     -------     --------

Distributions from net investment income:
   Institutional Shares                                  --           --          --            --          --           --
   Class A Shares                                        --           --          --            --          --           --
   Class B Shares                                        --           --          --            --          --           --
   Class C Shares                                        --           --          --            --          --           --
   Advisor Shares                                        --           --          --            --          NA           NA

Distributions from net realized gains:
   Institutional Shares                                  --      (21,767)         --        (8,553)         --           --
   Class A Shares                                        --         (635)         --        (1,277)         --           --
   Class B Shares                                        --           --^         --          (146)         --           --
   Class C Shares                                        --           --^         --           (49)         --           --
   Advisor Shares                                        --           --^         --            --^         NA           NA
                                                  ---------    ---------    --------     ---------     -------     --------
   Change in net assets from shareholder
      distributions                                      --      (22,402)         --       (10,025)         --           --
                                                  ---------    ---------    --------     ---------     -------     --------
   Change in net assets from fund share
      transactions                                  (93,594)     (86,608)     62,887        52,992      (2,339)     (13,531)
                                                  ---------    ---------    --------     ---------     -------     --------
   Change in net assets                            (121,549)    (242,228)     49,490       (57,893)     (4,863)     (26,737)

Net Assets:
   Beginning of period                              503,529      745,757     244,186       302,079      26,877       53,614
                                                  ---------    ---------    --------     ---------     -------     --------
   End of period                                  $ 381,980    $ 503,529    $293,676     $ 244,186     $22,014     $ 26,877
                                                  =========    =========    ========     =========     =======     ========

Accumulated Net Investment Income (Loss)          $    (262)   $     (18)   $   (962)    $      --     $  (113)    $     --
                                                  =========    =========    ========     =========     =======     ========

----------
(a)  Unaudited.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B, Class C and Advisor Shares.

(c) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Advisor Shares.

(d) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B and Class C Shares.

^    Represents fewer than five hundred dollars.

                        See notes to financial statements

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

   Quality Growth Fund       Large Cap Core Fund        Equity Index Fund           Balanced Fund
------------------------   -----------------------   -----------------------   -----------------------
 Six months      Year       Six months      Year      Six months     Year       Six months     Year
   ended         ended        ended        ended        ended        ended        ended        ended
January 31,     July 31,   January 31,    July 31,   January 31,    July 31,   January 31,    July 31,
  2003 (a)      2002 (c)     2003 (a)     2002 (d)     2003 (a)     2002 (b)     2003 (a)     2002 (c)
-----------   ----------   -----------   ---------   -----------   ---------   -----------   ---------
  $     25    $   (3,545)   $   2,205    $   3,059    $  4,227     $   8,263    $   1,930    $   3,221

     8,483      (150,505)      (1,570)     (23,820)     (2,712)      (48,145)      (7,303)     (57,814)

        --            --        1,140          894       2,137        (1,936)          --           --


   (90,998)     (167,735)     (32,596)    (165,088)    (35,118)     (169,153)      (2,233)      (3,484)
  --------    ----------    ---------    ---------    --------     ---------    ---------    ---------
   (82,490)     (321,785)     (30,821)    (184,955)    (31,466)     (210,971)      (7,606)     (58,077)
  --------    ----------    ---------    ---------    --------     ---------    ---------    ---------


       (46)           --       (1,968)      (2,864)     (4,173)       (7,881)      (1,525)      (2,542)
        --            --          (86)        (163)       (175)         (289)        (576)      (1,074)
        --            --           (1)          --^         (6)           (5)         (70)        (114)
        --            --           --^          --^         (4)           (1)         (25)         (53)
        --            --           NA           NA          --^           --^          --^          --^


        --       (24,361)          --      (10,670)         --            --           --       (3,358)
        --       (10,603)          --         (719)         --            --           --       (1,544)
        --          (611)          --           --^         --            --           --         (190)
        --          (386)          --           --^         --            --           --          (98)
        --            --^          NA           NA          --            --           --           --^
  --------    ----------    ---------    ---------    --------     ---------    ---------    ---------

       (46)      (35,961)      (2,055)     (14,416)     (4,358)       (8,176)      (2,196)      (8,973)
  --------    ----------    ---------    ---------    --------     ---------    ---------    ---------

    95,585        90,976     (196,969)     157,616     (56,033)       (2,197)     (14,587)      22,249
  --------    ----------    ---------    ---------    --------     ---------    ---------    ---------
    13,049      (266,770)    (229,845)     (41,755)    (91,857)     (221,344)     (24,389)     (44,801)


   816,295     1,083,065      544,428      586,183     635,330       856,674      289,817      334,618
  --------    ----------    ---------    ---------    --------     ---------    ---------    ---------
  $829,344    $  816,295    $ 314,583    $ 544,428    $543,473     $ 635,330    $ 265,428    $ 289,817
  ========    ==========    =========    =========    ========     =========    =========    =========

  $    (21)   $       --    $     245    $      95    $    462     $     593    $     164    $     430
  ========    ==========    =========    =========    ========     =========    =========    =========

                        See notes to financial statements

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                     Micro Cap Value Fund                    Multi Cap Value Fund
                                            -------------------------------------   -------------------------------------
                                            Six months    Period        Year        Six months     Period       Year
                                               ended       ended        ended          ended       ended        ended
                                            January 31,   July 31,   December 31,   January 31,   July 31,   December 31,
                                              2003 (a)    2002 (b)     2001 (c)       2003 (a)    2002 (b)     2001 (c)
                                            -----------   --------   ------------   -----------   --------   ------------
Change in Net Assets:
Operations:
      Net investment income/(loss)            $  (263)    $  (266)     $   (32)      $    (55)    $   (177)     $    81
      Net realized gains/(losses) on
         investment transactions                  483       1,280         (792)          (625)      (3,009)       3,557
      Net change in unrealized
         appreciation/depreciation
         on investments                         3,668      (6,424)       6,335         (1,367)     (18,947)       1,958
                                              -------     -------      -------       --------     --------      -------
Change in net assets resulting
   from operations                              3,888      (5,410)       5,511         (2,047)     (22,133)       5,596
                                              -------     -------      -------       --------     --------      -------

Distributions from net investment income:
      Institutional Shares                         --          --           --             --           --          (60)
      Class A Shares                               --          --           --             --           --          (18)
      Class B Shares                               --          --           --             --           --           (9)
      Class C Shares                               --          --           --             --           --           (1)
      Advisor Shares                               --          --           --             --           --           --

Distributions from net realized gains:
      Institutional Shares                       (475)         --           (6)            --           --         (827)
      Class A Shares                              (35)         --           --             --           --         (289)
      Class B Shares                              (22)         --           --             --           --         (213)
      Class C Shares                               (6)         --           --             --           --          (22)
      Advisor Shares                             (138)         --          (13)            --           --       (2,182)
                                              -------     -------      -------       --------     --------      -------
      Change in net assets from
         shareholder distributions               (676)         --          (19)            --           --       (3,621)
                                              -------     -------      -------       --------     --------      -------
      Change in net assets from fund
         share transactions                    23,886      42,878        7,767         16,196       64,161       25,207
                                              -------     -------      -------       --------     --------      -------
      Change in net assets                     27,098      37,468       13,259         14,149       42,028       27,182

Net Assets:
      Beginning of period                      72,894      35,426       22,167        119,420       77,392       50,210
                                              -------     -------      -------       --------     --------      -------
      End of period                           $99,992     $72,894      $35,426       $133,569     $119,420      $77,392
                                              =======     =======      =======       ========     ========      =======

Accumulated Net Investment
   Income (Loss)                              $  (263)    $    --      $    --       $    (55)    $     --      $    --
                                              =======     =======      =======       ========     ========      =======

----------
(a)  Unaudited.

(b) Reflects operations for the period from January 1, 2002 through July 31, 2002. The Fund changed its fiscal year end to July 31 from December 31.

(c) Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001 for Class A, Class B and Class C Shares.

(d) Reflects operations for the period from August 1, 2002 (date of commencement of operations) to January 31, 2003.

^    Represents fewer than five hundred dollars.

                        See notes to financial statements

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                         LifeModel                     LifeModel
                           LifeModel     Moderately      LifeModel     Moderately     LifeModel
Disciplined Large Cap     Aggressive     Aggressive       Moderate    Conservative   Conservative
     Value Fund            Fund(SM)       Fund(SM)        Fund(SM)      Fund(SM)       Fund(SM)
----------------------   ------------   ------------   ------------   ------------   ------------
Six months      Year      Six months     Six months     Six months     Six months     Six months
  ended        ended        ended          ended           ended         ended          ended
January 31,   July 31,   January 31,    January 31,    January 31,    January 31,    January 31,
 2003 (a)       2002     2003 (a) (d)   2003 (a) (d)   2003 (a) (d)   2003 (a) (d)   2003 (a) (d)
-----------   --------   ------------   ------------   ------------   ------------   ------------
 $  1,419     $    803      $    2         $    32        $    59       $    40        $    64

    7,386          (75)          1               9              4            (8)            (6)

  (20,825)     (15,147)       (182)           (454)          (245)          (77)            28
 --------     --------      ------         -------        -------       -------        -------

  (12,020)     (14,419)       (179)           (413)          (182)          (45)            86
 --------     --------      ------         -------        -------       -------        -------

   (1,152)        (741)         (2)            (11)            (8)           (5)            (2)
      (74)         (93)         (1)            (10)           (24)          (16)           (24)
      (10)          (3)         --              (1)            (9)           (8)           (18)
       (2)          (1)         --              --             --^           --^            (3)
       NA           NA          NA              NA             NA            NA             NA

   (2,678)      (3,789)         --              --             --            --             --
     (184)        (632)         --              --             --            --             --
      (41)        (105)         --              --             --            --             --
      (10)         (28)         --              --             --            --             --
       NA           NA          NA              NA             NA            NA             NA
 --------     --------      ------         -------        -------       -------        -------

   (4,151)      (5,392)         (3)            (22)           (41)          (29)           (47)
 --------     --------      ------         -------        -------       -------        -------

  149,574        5,400       4,070          17,944         18,785        10,113         11,493
 --------     --------      ------         -------        -------       -------        -------
  133,403      (14,411)      3,888          17,509         18,562        10,039         11,532

   96,924      111,335          --              --             --            --             --
 --------     --------      ------         -------        -------       -------        -------
 $230,327     $ 96,924      $3,888         $17,509        $18,562       $10,039        $11,532
 ========     ========      ======         =======        =======       =======        =======

 $    207     $     26      $   (1)        $    10        $    18       $    11        $    17
 ========     ========      ======         =======        =======       =======        =======

                        See notes to financial statements

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                            Strategic Income Fund              Technology Fund
                                                                    -------------------------------------   ----------------------
                                                                     Six months    Period        Year       Six months      Year
                                                                       ended       ended        ended          ended       ended
                                                                    January 31,   July 31,   December 31,   January 31,   July 31,
                                                                      2003 (a)    2002 (b)     2001 (c)       2003 (a)    2002 (d)
                                                                    -----------   --------   ------------   -----------   --------
Change in Net Assets:
Operations:
   Net investment income/(loss)                                       $ 1,456     $ 1,142       $ 2,335      $   (196)    $   (568)
   Net realized gains/(losses)
      on investment and foreign
      currency transactions                                               (10)         74           806       (10,331)     (35,082)
   Net realized gains/(losses)
      on futures transactions                                              --          --            --            --           --
   Net change in unrealized
      appreciation/depreciation on
      investments, futures and
      foreign currency                                                  1,425         266         1,320        12,481       12,792
                                                                      -------     -------       -------      --------     --------
Change in net assets resulting
   from operations                                                      2,871       1,482         4,461         1,954      (22,858)
                                                                      -------     -------       -------      --------     --------

Distributions from net invesmtent income:
   Institutional Shares                                                  (530)       (227)         (266)           --           --
   Class A Shares                                                          NA          NA            NA            --           --
   Class B Shares                                                          NA          NA            NA            --           --
   Class C Shares                                                        (225)       (103)           (4)           --           --
   Advisor Shares                                                        (695)       (934)       (2,121)           --           --

Distributions from net realized gains:
   Institutional Shares                                                    --          --            --            --           --
   Class A Shares                                                          NA          NA            NA            --           --
   Class B Shares                                                          NA          NA            NA            --           --
   Class C Shares                                                          --          --            --            --           --
   Advisor Shares                                                          --          --            --            --           --
                                                                      -------     -------       -------      --------     --------

Return of capital:
   Advisor Shares                                                          --          --            (1)           --           --
                                                                      -------     -------       -------      --------     --------
   Change in net assets from
      shareholder distributions                                        (1,450)     (1,264)       (2,392)           --           --
                                                                      -------     -------       -------      --------     --------
   Change in net assets from fund
      share transactions                                               25,537      11,659         1,233        (1,621)      (4,429)
                                                                      -------     -------       -------      --------     --------
   Change in net assets                                                26,958      11,877         3,302           333      (27,287)
Net Assets:
   Beginning of period                                                 50,879      39,002        35,700        25,220       52,507
                                                                      -------     -------       -------      --------     --------
   End of period                                                      $77,837     $50,879       $39,002      $ 25,553     $ 25,220
                                                                      =======     =======       =======      ========     ========


Accumulated Net Investment Income (Loss)                              $  (117)    $  (123)      $    --      $   (196)    $     --
                                                                      =======     =======       =======      ========     ========

----------
(a)  Unaudited.

(b) Reflects operations for the period from January 1, 2002 through July 31, 2002. The Fund changed its fiscal year end to July 31 from December 31.

(c) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001 for Class C Shares.

(d) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Advisor Shares.

(e) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001 for Class B and Class C Shares.

(f) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001 for Class B, Class C and Advisor Shares.

^    Represents fewer than five hundred dollars.

                        See notes to financial statements

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                            International
           Worldwide Fund                    Equity Fund         International GDP Fund           Bond Fund
-------------------------------------   ----------------------   -----------------------   ----------------------
 Six months   Period         Year        Six months     Year      Six months      Year     Six months      Year
   ended       ended        ended          ended        ended       ended        ended        ended       ended
January 31,   July 31,   December 31,   January 31,   July 31,   January 31,    July 31,   January 31,   July 31,
  2003 (a)    2002 (b)     2001 (c)       2003 (a)      2002       2003 (a)     2002 (e)     2003 (a)    2002 (f)
-----------   --------   ------------   -----------   --------   -----------   ---------   -----------   --------
  $   (22)     $  (221)    $   (191)      $   (118)   $    638     $    242    $   2,538    $  8,815     $ 19,478

     (886)      (1,021)      (5,822)        (9,693)    (13,932)      (5,001)     (35,232)      9,039       (4,827)

       --           --           --           (191)      1,519           --           --          --           --

     (931)      (2,690)       1,649         (4,930)    (11,449)     (15,976)     (40,196)      2,280        3,641
  -------      -------     --------       --------    --------     --------    ---------    --------     --------

   (1,839)      (3,932)      (4,364)       (14,932)    (23,224)     (20,735)     (72,890)     20,134       18,292
  -------      -------     --------       --------    --------     --------    ---------    --------     --------

       --           --           --           (876)     (1,853)      (1,658)      (2,435)     (9,102)     (20,689)
       NA           NA           NA            (12)        (95)         (25)         (50)       (466)        (808)
       NA           NA           NA             --          (2)          --           --^       (147)        (176)
       --           --           --             --          (2)          --^          --^        (22)         (40)
       --           --           --             NA          NA           NA           NA         (17)          (7)

       --           --           (9)            --          --           --      (16,044)         --           --
       NA           NA           NA             --          --           --         (390)         --           --
       NA           NA           NA             --          --           --           --^         --           --
       --           --           --             --          --           --           --^         --           --
       --           --         (267)            NA          NA           NA           NA          --           --
  -------      -------     --------       --------    --------     --------    ---------    --------     --------

       --           --           (4)            NA          NA           NA           NA          --           --
  -------      -------     --------       --------    --------     --------    ---------    --------     --------

       --           --         (280)          (888)     (1,952)      (1,683)     (18,919)     (9,754)     (21,720)
  -------      -------     --------       --------    --------     --------    ---------    --------     --------

   (2,482)       1,154       (9,190)         8,662      17,025      (50,407)    (117,045)    (68,897)     147,844
  -------      -------     --------       --------    --------     --------    ---------    --------     --------
   (4,321)      (2,778)     (13,834)        (7,158)     (8,151)     (72,825)    (208,854)    (58,517)     144,416

   21,707       24,485       38,319        153,071     161,222      276,936      485,790     432,400      287,984
  -------      -------     --------       --------    --------     --------    ---------    --------     --------
  $17,386      $21,707     $ 24,485       $145,913    $153,071     $204,111    $ 276,936    $373,883     $432,400
  =======      =======     ========       ========    ========     ========    =========    ========     ========

  $   (22)     $    --     $     --       $   (827)   $    179     $    (42)   $   1,399    $   (887)    $     52
  =======      =======     ========       ========    ========     ========    =========    ========     ========

                        See notes to financial statements

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                   U.S. Government
                                            Intermediate Bond Fund     Short Term Bond Fund           Bond Fund
                                            -----------------------   ----------------------   ----------------------
                                            Six months      Year      Six months      Year     Six months      Year
                                               ended        ended        ended       ended       ended        ended
                                            January 31,    July 31,   January 31,   July 31,   January 31,   July 31,
                                              2003 (a)     2002 (b)     2003 (a)      2002       2003 (a)      2002
                                            -----------   ---------   -----------   --------   -----------   --------
Change in Net Assets:
Operations:
   Net investment income                     $ 17,043     $ 36,132     $  5,732     $ 10,825     $ 1,041     $ 2,342
   Net realized gains on
      investment transactions                  11,858        2,628          740          633       1,462       1,382
   Net change in unrealized
      appreciation/depreciation
      on investments                            5,932       12,097        2,345        1,767        (268)        492
                                             --------     --------     --------     --------     -------     -------
Change in net assets resulting
   from operations                             34,833       50,857        8,817       13,225       2,235       4,216
                                             --------     --------     --------     --------     -------     -------

Distributions from net investment income:
   Institutional Shares                       (18,221)     (38,749)      (7,546)     (13,086)       (923)     (1,914)
   Class A Shares                                (738)      (1,249)        (397)        (309)       (174)       (237)
   Class B Shares                                 (73)         (30)          NA           NA          NA          NA
   Class C Shares                                 (23)         (16)          NA           NA         (48)        (49)
   Advisor Shares                                  NA           NA           NA           NA          NA          NA

Distributions from net realized gains:
   Institutional Shares                            --           --           --           --        (838)         --
   Class A Shares                                  --           --           --           --        (174)         --
   Class B Shares                                  --           --           NA           NA          NA          NA
   Class C Shares                                  --           --           NA           NA         (66)         --
   Advisor Shares                                  NA           NA           NA           NA          NA          NA
                                             --------     --------     --------     --------     -------     -------

   Change in net assets from
      shareholder distributions               (19,055)     (40,044)      (7,943)     (13,395)     (2,223)     (2,200)
                                             --------     --------     --------     --------     -------     -------

   Change in net assets from
      fund share transactions                 (36,869)     152,145      118,016       87,287      13,331       6,475
                                             --------     --------     --------     --------     -------     -------
   Change in net assets                       (21,091)     162,958      118,890       87,117      13,343       8,491

Net Assets:
   Beginning of period                        834,996      672,038      323,901      236,784      61,868      53,377
                                             --------     --------     --------     --------     -------     -------
   End of period                             $813,905     $834,996     $442,791     $323,901     $75,211     $61,868
                                             ========     ========     ========     ========     =======     =======

Accumulated Net Investment
   Income (Loss)                             $ (1,864)    $    148     $ (2,187)    $     24     $    15     $   119
                                             ========     ========     ========     ========     =======     =======

----------
(a)  Unaudited.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B and Class C Shares.

(c) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B, Class C and Advisor Shares.

                        See notes to financial statements

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                              Intermediate                 Ohio                  Michigan
 Municipal Bond Fund      Municipal Bond Fund       Municipal Bond Fund     Municipal Bond Fund
----------------------   ----------------------   ----------------------   ----------------------
Six months      Year      Six months     Year     Six months      Year     Six months      Year
   ended       ended        ended       ended        ended       ended        ended       ended
January 31,   July 31,   January 31,   July 31,   January 31,   July 31,   January 31,   July 31,
 2003 (a)     2002 (c)      2003 (a)   2002 (b)     2003 (a)      2002       2003 (a)    2002 (b)
-----------   --------   -----------   --------   -----------   --------   -----------   --------
 $  2,006     $  4,749    $  5,780     $ 11,841     $  3,361    $  7,063    $  1,736     $  3,269

      556        1,704       1,029        4,215          304       1,360          38          514


      373          911       2,194        6,401          992       2,224         559        1,208
 --------     --------    --------     --------     --------    --------    --------     --------

    2,935        7,364       9,003       22,457        4,657      10,647       2,333        4,991
 --------     --------    --------     --------     --------    --------    --------     --------


   (1,959)      (4,670)     (5,689)     (11,522)      (2,932)     (6,146)     (1,638)      (3,126)
      (37)         (51)        (79)        (151)        (311)       (571)        (72)        (128)
      (11)          (4)         (7)          (2)         (46)        (57)         (7)          (3)
       (7)          (3)         (8)          (5)         (60)        (62)        (20)          (7)
       (6)          (1)         NA           NA           NA          NA          NA           NA


   (1,357)      (2,794)     (2,215)      (5,020)          --          --        (351)        (399)
      (30)         (24)        (37)         (91)          --          --         (18)         (18)
      (12)          --^         (4)          --           --          --          (2)          --^
       (6)          (1)         (5)          --           --          --          (8)          --^
       (5)          --^         NA           NA           NA          NA          NA           NA
 --------     --------    --------     --------     --------    --------    --------     --------


   (3,430)      (7,548)     (8,044)     (16,791)      (3,349)     (6,836)     (2,116)      (3,681)
 --------     --------    --------     --------     --------    --------    --------     --------


  (14,037)     (19,710)    (21,472)     102,863       (1,302)      7,028      16,678       15,578
 --------     --------    --------     --------     --------    --------    --------     --------
  (14,532)     (19,894)    (20,513)     108,529            6      10,839      16,895       16,888


  106,602      126,496     351,662      243,133      194,571     183,732     101,013       84,125
 --------     --------    --------     --------     --------    --------    --------     --------
 $ 92,070     $106,602    $331,149     $351,662     $194,577    $194,571    $117,908     $101,013
 ========     ========    ========     ========     ========    ========    ========     ========


 $      6     $     20    $     35     $     38     $     32    $     20    $     (2)    $     (1)
 ========     ========    ========     ========     ========    ========    ========     ========

                        See notes to financial statements

Fifth Third Funds
Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

                                    Small Cap Growth Fund      Mid Cap Growth Fund    Large Cap Opportunity Fund
                                   -----------------------   ----------------------   --------------------------
                                    Six months      Year      Six months     Year        Six months     Year
                                      ended        ended        ended       ended          ended       ended
                                   January 31,    July 31,   January 31,   July 31,     January 31,   July 31,
                                     2003 (a)     2002 (b)     2003 (a)    2002 (c)       2003 (a)      2002
                                   -----------   ---------   -----------   --------     -----------   --------
Capital Transactions:
Institutional Shares
   Shares issued                    $  65,857    $ 168,440     $130,346    $131,979       $ 1,126     $  2,257
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --       21,724           --       8,553            --           --
   Shares redeemed                   (157,431)    (278,357)     (65,607)    (94,558)       (2,860)      (9,148)
                                    ---------    ---------     --------    --------       -------     --------
   Total Institutional Shares         (91,574)     (88,193)      64,739      45,974        (1,734)      (6,891)
                                    ---------    ---------     --------    --------       -------     --------

Class A Shares
   Shares issued                       42,803       32,941        8,821      64,449           366          329
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --          608           --       1,274            --           --
   Shares redeemed                    (45,017)     (33,789)     (10,792)    (62,434)         (909)      (6,547)
                                    ---------    ---------     --------    --------       -------     --------
   Total Class A Shares                (2,214)        (240)      (1,971)      3,289          (543)      (6,218)
                                    ---------    ---------     --------    --------       -------     --------

Class B Shares
   Shares issued                          317        1,096          511       3,836            17          231
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --           --^          --         145            --           --
   Shares redeemed                        (84)         (21)        (433)       (642)          (34)          (7)
                                    ---------    ---------     --------    --------       -------     --------
   Total Class B Shares                   233        1,075           78       3,339           (17)         224
                                    ---------    ---------     --------    --------       -------     --------

Class C Shares
   Shares issued                           58          569          248         457             3           24
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --           --^          --          49            --           --
   Shares redeemed                        (59)        (109)        (168)       (312)          (48)        (670)
                                    ---------    ---------     --------    --------       -------     --------
   Total Class C Shares                    (1)         460           80         194           (45)        (646)
                                    ---------    ---------     --------    --------       -------     --------

Advisor Shares
   Shares issued                           32          306           31         196            NA           NA
   Dividends reinvested                    --           --^          --          --^           NA           NA
   Shares redeemed                        (70)         (16)         (70)         --            NA           NA
                                    ---------    ---------     --------    --------       -------     --------
   Total Advisor Shares                   (38)         290          (39)        196            NA           NA
                                    ---------    ---------     --------    --------       -------     --------
Change from capital transactions    $ (93,594)   $ (86,608)    $ 62,887    $ 52,992       $(2,339)    $(13,531)
                                    =========    =========     ========    ========       =======     ========

Share Transactions:
Institutional Shares
   Shares issued                        4,910       10,264       12,908      10,085            65          102
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --        1,254           --         586            --           --
   Shares redeemed                    (11,714)     (16,625)      (6,438)     (7,317)         (166)        (416)
                                    ---------    ---------     --------    --------       -------     --------
   Total Institutional Shares          (6,804)      (5,107)       6,470       3,354          (101)        (314)
                                    ---------    ---------     --------    --------       -------     --------

Class A Shares
   Shares issued                        3,222        2,031          880       4,860            21           15
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --           36           --          88            --           --
   Shares redeemed                     (3,409)      (2,062)      (1,090)     (4,725)          (53)        (299)
                                    ---------    ---------     --------    --------       -------     --------
   Total Class A Shares                  (187)           5         (210)        223           (32)        (284)
                                    ---------    ---------     --------    --------       -------     --------

Class B Shares
   Shares issued                           24           65           51         291             1           10
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --           --^          --          10            --           --
   Shares redeemed                         (6)          (1)         (44)        (52)           (2)          --^
                                    ---------    ---------     --------    --------       -------     --------
   Total Class B Shares                    18           64            7         249            (1)          10
                                    ---------    ---------     --------    --------       -------     --------

Class C Shares
   Shares issued                            4           32           26          36            --^           1
   Shares issued in merger                 --           --           --          --            --           --
   Dividends reinvested                    --           --^          --           4            --           --
   Shares redeemed                         (4)          (7)         (18)        (28)           (2)         (31)
                                    ---------    ---------     --------    --------       -------     --------
   Total Class C Shares                    --           25            8          12            (2)         (30)
                                    ---------    ---------     --------    --------       -------     --------

Advisor Shares
   Shares issued                            2           17            3          14            NA           NA
   Dividends reinvested                    --           --^          --          --^           NA           NA
   Shares redeemed                         (5)          (1)          (6)         --            NA           NA
                                    ---------    ---------     --------    --------       -------     --------
   Total Advisor Shares                    (3)          16           (3)         14            NA           NA
                                    ---------    ---------     --------    --------       -------     --------

Change from share transactions         (6,976)      (4,997)       6,272       3,852          (136)        (618)
                                    =========    =========     ========    ========       =======     ========

----------
(a)  Unaudited.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B, Class C and Advisor Shares.

(c) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Advisor Shares.

(d) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B and Class C Shares.

^    Represents fewer than five hundred dollars/shares.

                        See notes to financial statements

                                                               Fifth Third Funds
                      Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

  Quality Growth Fund       Large Cap Core Fund       Equity Index Fund          Balanced Fund
-----------------------   -----------------------   -----------------------   ----------------------
 Six months      Year      Six months      Year      Six months      Year      Six months     Year
   ended        ended        ended        ended        ended        ended        ended       ended
January 31,    July 31,   January 31,    July 31,   January 31,    July 31,   January 31,   July 31,
  2003 (a)     2002 (b)     2003 (a)     2002 (c)     2003 (a)       2002       2003 (a)    2002 (c)
-----------   ---------   -----------   ---------   -----------   ---------   -----------   --------

 $ 190,273    $ 197,342    $  23,474    $ 173,281    $  75,577    $ 200,646     $ 22,828    $ 81,029
        --           --           --      153,140           --           --           --          --
        24       24,358          881       11,686        3,199        5,997        1,358       5,598
   (70,677)    (127,906)    (218,942)    (174,880)    (138,727)    (210,470)     (32,004)    (65,014)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
   119,620       93,794     (194,587)     163,227      (59,951)      (3,827)      (7,818)     21,613
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

   170,132       69,514        1,919        5,237       33,993        6,739        6,039      21,142
        --           --           --          682           --           --           --          --
        --       10,249           82          857          165          276          559       2,609
  (193,940)     (96,076)      (4,478)     (12,845)     (31,039)      (7,652)     (13,558)    (29,315)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
   (23,808)     (16,313)      (2,477)      (6,069)       3,119         (637)      (6,960)     (5,564)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

     1,737       15,253          111          333          486        1,740        1,373       9,271
        --           --           --          125           --           --           --          --
        --          605            1            1            6            5           67         295
    (1,936)      (2,967)         (21)         (25)        (104)        (138)      (1,473)     (2,798)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
      (199)      12,891           91          434          388        1,607          (33)      6,768
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

       995        2,007            4            9          383          666        1,099       1,002
        --           --           --           15           --           --           --          --
        --          383           --^          --^           2           --^          24         148
    (1,141)      (2,255)          --           --^         (59)         (13)        (917)     (1,763)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
      (146)         135            4           24          326          653          206        (613)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

       175          519           NA           NA           86            7           19          45
        --           --^          NA           NA           --^          --^          --^         --^
       (57)         (50)          NA           NA           (1)          --           (1)         --
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
       118          469           NA           NA           85            7           18          45
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
 $  95,585    $  90,976    $(196,969)   $ 157,616    $ (56,033)   $  (2,197)    $(14,587)   $ 22,249
 =========    =========    =========    =========    =========    =========     ========    ========

    15,130       11,678        2,162        7,649        4,473        9,573        2,096       6,431
        --           --           --       14,672           --           --           --          --
         2        1,327           84          821          194          292          127         428
    (5,680)      (7,893)     (20,189)     (12,740)      (8,093)     (10,533)      (2,958)     (5,245)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
     9,452        5,112      (17,943)      10,402       (3,426)        (668)        (735)      1,614
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

    13,979        4,321          183          364        2,017          332          551       1,726
        --           --           --           66           --           --           --          --
        --          563            8           61           10           13           53         200
   (15,988)      (6,080)        (415)        (958)      (1,852)        (379)      (1,254)     (2,420)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
    (2,009)      (1,196)        (224)        (467)         175          (34)        (650)       (494)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

       142          926           11           22           29           84          129         748
        --           --           --           12           --           --           --          --
        --           34           --^          --^          --^          --^           6          23
      (161)        (196)          (2)          (2)          (6)          (8)        (138)       (239)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
       (19)         764            9           32           23           76           (3)        532
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

        84          125           --^           1           22           38          104          80
        --           --           --            1           --           --           --          --
        --           22           --^          --^          --^          --^           2          11
       (97)        (149)          --^          --^          (3)          (1)         (86)       (148)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
       (13)          (2)          --^           2           19           37           20         (57)
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------

        14           33           NA           NA            5           --            1           4
        --           --^          NA           NA           --^          --^          --^         --^
        (5)          (4)          NA           NA           --^          --           --^         --
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
         9           29           NA           NA            5           --^           1           4
 ---------    ---------    ---------    ---------    ---------    ---------     --------    --------
     7,420        4,707      (18,158)       9,969       (3,204)        (589)      (1,367)      1,599
 =========    =========    =========    =========    =========    =========     ========    ========

                        See notes to financial statements

Fifth Third Funds
Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

                                           Micro Cap Value Fund                     Multi Cap Value Fund
                                   -------------------------------------   -------------------------------------
                                   Six months     Period        Year       Six months     Period        Year
                                      ended       ended         ended         ended       ended        ended
                                   January 31,   July 31,   December 31,   January 31,   July 31,   December 31,
                                     2003 (a)    2002 (b)     2001 (c)      2003 (a)     2002 (b)     2001 (c)
                                   -----------   --------   ------------   -----------   --------   ------------
Capital Transactions:
Institutional Shares
   Shares issued                     $27,186      $37,037     $ 8,512       $  33,067    $ 44,105     $ 21,423
   Dividends reinvested                  469           --           6              --         471          382
   Shares redeemed                    (6,223)      (2,562)     (2,275)        (11,404)     (4,328)      (5,074)
                                     -------      -------     -------       ---------    --------     --------
   Total Institutional Shares         21,432       34,475       6,243          21,663      40,248       16,731
                                     -------      -------     -------       ---------    --------     --------

Class A Shares
   Shares issued                       5,159        5,299         887         122,991      34,676        6,148
   Dividends reinvested                   35           --          --              --           2          300
   Shares redeemed                    (1,108)        (619)        (62)       (124,932)    (20,225)        (308)
                                     -------      -------     -------       ---------    --------     --------
   Total Class AShares                 4,086        4,680         825          (1,941)     14,453        6,140
                                     -------      -------     -------       ---------    --------     --------

Class B Shares
   Shares issued                         453        2,824         338           1,497       9,912        4,432
   Dividends reinvested                   22           --          --              --           3          218
   Shares redeemed                      (303)        (164)         (4)         (1,157)       (904)         (71)
                                     -------      -------     -------       ---------    --------     --------
   Total Class B Shares                  172        2,660         334             340       9,011        4,579
                                     -------      -------     -------       ---------    --------     --------

Class C Shares
   Shares issued                         198          830          57             479       1,664          475
   Dividends reinvested                    5           --          --              --          --^          15
   Shares redeemed                      (236)         (87)         --            (498)       (237)          --
                                     -------      -------     -------       ---------    --------     --------
   Total Class C Shares                  (33)         743          57             (19)      1,427          490
                                     -------      -------     -------       ---------    --------     --------

Advisor Shares
   Shares issued                       1,557        7,174       7,497           2,576       3,003        9,156
   Dividends reinvested                  119           --          11              --           2        2,002
   Shares redeemed                    (3,447)      (6,854)     (7,200)         (6,423)     (3,983)     (13,891)
                                     -------      -------     -------       ---------    --------     --------
   Total Advisor Shares               (1,771)         320         308          (3,847)       (978)      (2,733)
                                     -------      -------     -------       ---------    --------     --------

Change from capital transactions     $23,886      $42,878     $ 7,767       $  16,196    $ 64,161     $ 25,207
                                     =======      =======     =======       =========    ========     ========

Share Transactions:
Institutional Shares
   Shares issued                       4,717        5,655       1,520           2,094       2,416        1,135
   Dividends reinvested                   77           --           1              --          25           20
   Shares redeemed                    (1,053)        (405)       (411)           (709)       (241)        (262)
                                     -------      -------     -------       ---------    --------     --------
   Total Institutional Shares          3,741        5,250       1,110           1,385       2,200          893
                                     -------      -------     -------       ---------    --------     --------

Class A Shares
   Shares issued                         842          815         156           7,812       1,952          336
   Dividends reinvested                    6           --          --              --          --^          16
   Shares redeemed                      (205)         (96)        (11)         (7,965)     (1,144)         (16)
                                     -------      -------     -------       ---------    --------     --------
   Total Class A Shares                  643          719         145            (153)        808          336
                                     -------      -------     -------       ---------    --------     --------

Class B Shares
   Shares issued                          81          435          60              95         539          242
   Dividends reinvested                    4           --          --              --          --^          11
   Shares redeemed                       (55)         (26)         (1)            (75)        (53)          (4)
                                     -------      -------     -------       ---------    --------     --------
   Total Class B Shares                   30          409          59              20         486          249
                                     -------      -------     -------       ---------    --------     --------

Class C Shares
   Shares issued                          36          127          10              30          91           25
   Dividends reinvested                    1           --          --              --          --^           1
   Shares redeemed                       (41)         (14)         --             (33)        (15)          --
                                     -------      -------     -------       ---------    --------     --------
   Total Class C Shares                   (4)         113          10              (3)         76           26
                                     -------      -------     -------       ---------    --------     --------

Advisor Shares
   Shares issued                         268        1,119       1,336             164         164          486
   Dividends reinvested                   20           --           2              --          --^         104
   Shares redeemed                      (598)      (1,086)     (1,278)           (403)       (228)        (738)
                                     -------      -------     -------       ---------    --------     --------
   Total Advisor Shares                 (310)          33          60            (239)        (64)        (148)
                                     -------      -------     -------       ---------    --------     --------

Change from share transactions         4,100        6,524       1,384           1,010       3,506        1,356
                                     =======      =======     =======       =========    ========     ========

----------
(a)  Unaudited.

(b) Reflects operations for the period from January 1, 2002 through July 31, 2002. The Fund changed its fiscal year end to July 31 from December 31.

(c) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class A, Class B and Class C Shares.

(d) Reflects operations for the period from August 1, 2002 (date of commencement of operations) to January 31, 2003.

^    Represents fewer than five hundred dollars/shares.

                        See notes to financial statements

                                                               Fifth Third Funds
                      Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

                                          LifeModel                     LifeModel
                            LifeModel     Moderately      LifeModel     Moderately     LifeModel
Disciplined Large Cap      Aggressive     Aggressive      Moderate     Conservative   Conservative
     Value Fund             Fund(SM)       Fund(SM)        Fund(SM)       Fund(SM)       Fund(SM)
-----------------------   ------------   ------------   ------------   ------------   ------------
Six months       Year      Six months     Six months     Six months     Six months     Six months
   ended        ended        ended          ended           ended          ended          ended
January 31,    July 31,   January 31,     January 31,    January 31,    January 31,    January 31,
  2003 (a)      2002      2003 (a) (d)   2003 (a) (d)   2003 (a) (d)   2003 (a) (d)   2003 (a) (d)
-----------   ---------   ------------   ------------   ------------   ------------   ------------
 $161,993     $ 19,223       $1,698        $ 5,650        $ 4,860        $   999        $   848
    2,959        3,867            1              9              4              1              2
  (15,466)     (18,434)         (18)           (52)           (90)           (88)          (198)
 --------     --------       ------        -------        -------        -------        -------
  149,486        4,656        1,681          5,607          4,774            912            652
 --------     --------       ------        -------        -------        -------        -------

    2,026        2,707        1,321          8,965          9,076          5,865          5,452
      245          723            1             10             24             16             23
   (2,442)      (4,147)         (10)          (103)          (180)          (141)           (77)
 --------     --------       ------        -------        -------        -------        -------
     (171)        (717)       1,312          8,872          8,920          5,740          5,398
 --------     --------       ------        -------        -------        -------        -------

      454        1,966          969          3,286          4,880          3,265          4,506
       49          102          --^              1              9              8             17
     (349)        (642)         (16)           (47)          (126)           (47)           (80)
 --------     --------       ------        -------        -------        -------        -------
      154        1,426          953          3,240          4,763          3,226          4,443
 --------     --------       ------        -------        -------        -------        -------

      136          168          125            239            328            235          1,013
       11           27           --^            --^            --^            --^             3
      (42)        (160)          (1)           (14)            --             --            (16)
 --------     --------       ------        -------        -------        -------        -------
      105           35          124            225            328            235          1,000
 --------     --------       ------        -------        -------        -------        -------

       NA           NA           NA             NA             NA             NA             NA
       NA           NA           NA             NA             NA             NA             NA
       NA           NA           NA             NA             NA             NA             NA
 --------     --------       ------        -------        -------        -------        -------
       NA           NA           NA             NA             NA             NA             NA
 --------     --------       ------        -------        -------        -------        -------
 $149,574     $  5,400       $4,070        $17,944        $18,785        $10,113        $11,493
 ========     ========       ======        =======        =======        =======        =======

   15,523        1,632          171            547            484            103             84
      276          317           --^             1             --^            --^            --
   (1,479)      (1,552)          (2)            (5)            (9)            (9)           (19)
 --------     --------       ------        -------        -------        -------        -------
   14,320          397          169            543            475             94             65
 --------     --------       ------        -------        -------        -------        -------

      192          229          134            868            913            594            543
       23           59           --^             1              2              2              2
     (236)        (351)          (1)           (10)           (18)           (14)            (7)
 --------     --------       ------        -------        -------        -------        -------
      (21)         (63)         133            859            897            582            538
 --------     --------       ------        -------        -------        -------        -------

       43          161           98            319            489            332            448
        5            8           --^           --^              1              1              2
      (33)         (55)          (2)            (4)           (13)            (5)            (8)
 --------     --------       ------        -------        -------        -------        -------
       15          114           96            315            477            328            442
 --------     --------       ------        -------        -------        -------        -------

       13           14           12             23             33             24            101
        1            2           --^            --^            --^            --^            --^
       (4)         (14)          --^            (1)            --             --^            (2)
 --------     --------       ------        -------        -------        -------        -------
       10            2           12             22             33             24             99
 --------     --------       ------        -------        -------        -------        -------

       NA           NA           NA             NA             NA             NA             NA
       NA           NA           NA             NA             NA             NA             NA
       NA           NA           NA             NA             NA             NA             NA
 --------     --------       ------        -------        -------        -------        -------
       NA           NA           NA             NA             NA             NA             NA
 --------     --------       ------        -------        -------        -------        -------
   14,324          450          410          1,739          1,882          1,028          1,144
 ========     ========       ======        =======        =======        =======        =======

                        See notes to financial statements

Fifth Third Funds
Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

                                            Strategic Income Fund             Technology Fund
                                   -------------------------------------   ----------------------
                                   Six months     Period        Year        Six months      Year
                                      ended        ended       ended          ended       ended
                                   January 31,   July 31,   December 31,   January 31,   July 31,
                                     2003 (a)    2002 (b)     2001 (c)       2003 (a)    2002 (d)
                                   -----------   --------   ------------   -----------   --------
Capital Transactions:
Institutional Shares
   Shares issued                    $ 21,512     $  9,034     $  2,083       $ 3,132     $ 10,767
   Shares issued in merger                --           --           --            --           --
   Dividends reinvested                   69           49          155            --           --
   Shares redeemed                      (551)        (727)      (2,651)       (5,567)     (16,122)
                                    --------     --------     --------       -------     --------
   Total Institutional Shares         21,030        8,356         (413)       (2,435)      (5,355)
                                    --------     --------     --------       -------     --------
Class A Shares
   Shares issued                          NA           NA           NA         1,178        1,896
   Shares issued in merger                NA           NA           NA            --           --
   Dividends reinvested                   NA           NA           NA            --           --
   Shares redeemed                        NA           NA           NA          (555)      (1,380)
                                    --------     --------     --------       -------     --------
   Total Class A Shares                   NA           NA           NA           623          516
                                    --------     --------     --------       -------     --------
Class B Shares
   Shares issued                          NA           NA           NA           163          498
   Shares issued in merger                NA           NA           NA            --           --
   Dividends reinvested                   NA           NA           NA            --           --
   Shares redeemed                        NA           NA           NA           (99)        (166)
                                    --------     --------     --------       -------     --------
   Total Class B Shares                   NA           NA           NA            64          332
                                    --------     --------     --------       -------     --------
Class C Shares
   Shares issued                       7,142        6,708        1,777           142          211
   Shares issued in merger                --           --           --            --           --
   Dividends reinvested                  140           46            1            --           --
   Shares redeemed                      (691)        (350)         (22)          (15)        (147)
                                    --------     --------     --------       -------     --------
   Total Class C Shares                6,591        6,404        1,756           127           64
                                    --------     --------     --------       -------     --------
Advisor Shares
   Shares issued                      12,603       18,472       10,925             4           14
   Dividends reinvested                  574          624        1,478            --           --
   Shares redeemed                   (15,261)     (22,197)     (12,513)           (4)          --^
                                    --------     --------     --------       -------     --------
   Total Advisor Shares               (2,084)      (3,101)        (110)           --           14
                                    --------     --------     --------       -------     --------
Change from capital transactions    $ 25,537     $ 11,659     $  1,233       $(1,621)    $ (4,429)
                                    ========     ========     ========       =======     ========
Share Transactions:
Institutional Shares
   Shares issued                       1,995          847          195           544        1,252
   Shares issued in merger                --           --           --            --           --
   Dividends reinvested                    6            5           15            --           --
   Shares redeemed                       (52)         (68)        (249)       (1,008)      (1,857)
                                    --------     --------     --------       -------     --------
   Total Institutional Shares          1,949          784          (39)         (464)        (605)
                                    --------     --------     --------       -------     --------
Class A Shares
   Shares issued                          NA           NA           NA           185          216
   Shares issued in merger                NA           NA           NA            --           --
   Dividends reinvested                   NA           NA           NA            --           --
   Shares redeemed                        NA           NA           NA           (99)        (169)
                                    --------     --------     --------       -------     --------
   Total Class A Shares                   NA           NA           NA            86           47
                                    --------     --------     --------       -------     --------
Class B Shares
   Shares issued                          NA           NA           NA            27           58
   Shares issued in merger                NA           NA           NA            --           --
   Dividends reinvested                   NA           NA           NA            --           --
   Shares redeemed                        NA           NA           NA           (19)         (21)
                                    --------     --------     --------       -------     --------
   Total Class B Shares                   NA           NA           NA             8           37
                                    --------     --------     --------       -------     --------
Class C Shares
   Shares issued                         668          634          169            23           23
   Shares issued in merger                --           --           --            --           --
   Dividends reinvested                   13            4           --            --           --
   Shares redeemed                       (65)         (33)          (2)           (3)         (19)
                                    --------     --------     --------       -------     --------
   Total Class C Shares                  616          605          167            20            4
                                    --------     --------     --------       -------     --------
Advisor Shares
   Shares issued                       1,183        1,738        1,022             1            1
   Dividends reinvested                   54           59          141            --           --
   Shares redeemed                    (1,432)      (2,089)      (1,175)           (1)          --
                                    --------     --------     --------       -------     --------
   Total Advisor Shares                 (195)        (292)         (12)           --            1
                                    --------     --------     --------       -------     --------
Change from share transactions         2,370        1,097          116          (350)        (516)
                                    ========     ========     ========       =======     ========

----------
(a)  Unaudited.

(b) Reflects operations for the period from January 1, 2002 through July 31, 2002. The Fund changed its fiscal year end to July 31 from December 31.

(c) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001 for Class C Shares.

(d) Relfects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Advisor Shares.

(e) Relfects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001 for Class B and Class C Shares.

(f) Relfects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001 for Class B, Class C and Advisor Shares.

^    Represents fewer than five hundred dollars/shares.

                        See notes to financial statements

                                                               Fifth Third Funds
                      Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

                                              International             International
          Worldwide Fund                       Equity Fund                GDP Fund                Bond Fund
-------------------------------------   -----------------------   -----------------------   -----------------------
Six months     Period       Year        Six months      Year      Six months      Year      Six months      Year
  ended        ended        ended         ended        ended        ended        ended        ended         ended
January 31,   July 31,   December 31,   January 31,   July 31,    January 31,   July 31,    January 31,    July 31,
  2003 (a)    2002 (b)     2001 (c)       2003 (a)      2002        2003 (a)     2002(e)      2003 (a)     2002(f)
-----------   --------   ------------   -----------   ---------   -----------   ---------   -----------   ---------


 $  1,351     $  1,934     $  2,696      $ 38,252     $  90,895    $ 38,772     $ 264,957    $ 18,767     $  45,860
       --           --           --            --            --          --            --          --       207,400
       --           --            9           571         1,350         870        16,963       2,927         6,381
   (1,014)        (988)      (1,033)      (31,194)      (73,699)    (91,296)     (392,584)    (90,782)     (134,595)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
      337          946        1,672         7,629        18,546     (51,654)     (110,664)    (69,088)      125,046
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

       NA           NA           NA        57,932       102,462      34,517        88,902       3,264        11,201
       NA           NA           NA            --            --          --            --          --        12,985
       NA           NA           NA            10            71          19           409         376           778
       NA           NA           NA       (56,969)     (104,152)    (33,297)      (95,746)     (4,200)      (11,007)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
       NA           NA           NA           973        (1,619)      1,239        (6,435)       (560)       13,957
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

       NA           NA           NA            79           173           6            53       1,618         3,884
       NA           NA           NA            --            --          --            --          --         3,735
       NA           NA           NA            --             2          --            --^        130           155
       NA           NA           NA           (16)          (67)         (1)           --        (890)         (870)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
       NA           NA           NA            63           108           5            53         858         6,904
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

       35          310           99           949            35       1,160             1         289           329
       --           --           --            --            --          --            --          --         1,357
       --           --           --            --             1          --            --^         21            37
       (6)         (21)          --          (952)          (46)     (1,157)           --^       (390)         (503)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
       29          289           99            (3)          (10)          3             1         (80)        1,220
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

   13,778       20,404        2,849            NA            NA          NA            NA         319           711
       --           --          256            NA            NA          NA            NA          13             6
  (16,626)     (20,485)     (14,066)           NA            NA          NA            NA        (359)           --^
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
   (2,848)         (81)     (10,961)           NA            NA          NA            NA         (27)          717
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
 $ (2,482)    $  1,154     $ (9,190)     $  8,662     $  17,025    $(50,407)    $(117,045)   $(68,897)    $ 147,844
 ========     ========     ========      ========     =========    ========     =========    ========     =========


      132          161          219         5,340        10,931       4,135        22,479       1,859         4,849
       --           --           --            --            --          --            --          --        20,471
       --           --            1            81           164          94         1,461         291           646
     (100)         (82)         (89)       (4,351)       (8,827)     (9,552)      (33,508)     (8,997)      (13,593)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
       32           79          131         1,070         2,268      (5,323)       (9,568)     (6,847)       12,373
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

       NA           NA           NA         8,075        12,275       3,749         7,893         322         1,146
       NA           NA           NA            --            --          --            --          --         1,284
       NA           NA           NA             1             9           2            36          37            79
       NA           NA           NA        (7,860)      (12,405)     (3,582)       (8,378)       (416)       (1,119)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
       NA           NA           NA           216          (121)        169          (449)        (57)        1,390
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

       NA           NA           NA            11            21          --             5         160           395
       NA           NA           NA            --            --          --            --          --           369
       NA           NA           NA            --            --          --            --^         13            16
       NA           NA           NA            (2)           (8)         --            --         (88)          (89)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
       NA           NA           NA             9            13          --             5          85           691
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

        4           26            8           141             4         125            --^         29            33
       --           --           --            --            --          --            --          --           134
       --           --           --            --            --          --^           --^          2             4
       (1)          (2)          --          (141)           (6)       (124)           --^        (39)          (51)
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
        3           24            8            --            (2)          1            --^         (8)          120
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------

    1,410        1,726          228            NA            NA          NA            NA          31            72
       --           --           21            NA            NA          NA            NA           1             1
   (1,707)      (1,720)      (1,120)           NA            NA          NA            NA         (35)           --
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
     (297)           6         (871)           NA            NA          NA            NA          (3)           73
 --------     --------     --------      --------     ---------    --------     ---------    --------     ---------
     (262)         109         (732)        1,295         2,158      (5,153)      (10,012)     (6,830)       14,647
 ========     ========     ========      ========     =========    ========     =========    ========     =========

                        See notes to financial statements

Fifth Third Funds
Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                           U.S. Government
                                    Intermediate Bond Fund     Short Term Bond Fund           Bond Fund
                                   -----------------------   -----------------------   ----------------------
                                   Six months       Year     Six months      Year      Six months      Year
                                      ended        ended        ended        ended        ended       ended
                                   January 31,    July 31,   January 31,    July 31,   January 31,   July 31,
                                    2003 (a)      2002 (b)     2003 (a)       2002       2003 (a)      2002
                                   -----------   ---------   -----------   ---------   -----------   --------
Capital Transactions:
Institutional Shares
   Shares issued                    $  73,232    $ 183,278    $183,943     $ 181,547    $ 11,949     $ 11,823
   Shares issued in merger                 --      189,868          --            --          --           --
   Dividends reinvested                 7,221       16,334       4,695         9,162       1,375        1,058
   Shares redeemed                   (121,803)    (264,090)    (74,719)     (119,076)     (8,243)     (12,564)
                                    ---------    ---------    --------     ---------    --------     --------
   Total Institutional Shares         (41,350)     125,390     113,919        71,633       5,081          317
                                    ---------    ---------    --------     ---------    --------     --------
Class A Shares
   Shares issued                       13,233       23,153      27,322        19,925      19,152       18,791
   Shares issued in merger                 --       24,462          --            --          --           --
   Dividends reinvested                   543        1,023         315           292         281          233
   Shares redeemed                    (12,199)     (25,229)    (23,540)       (4,563)    (14,410)     (14,896)
                                    ---------    ---------    --------     ---------    --------     --------
   Total Class A Shares                 1,577       23,409       4,097        15,654       5,023        4,128
                                    ---------    ---------    --------     ---------    --------     --------
Class B Shares
   Shares issued                        2,478        2,618          NA            NA          NA           NA
   Dividends reinvested                    64           26          NA            NA          NA           NA
   Shares redeemed                       (474)         (89)         NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
   Total Class B Shares                 2,068        2,555          NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
Class C Shares
   Shares issued                          872          555          NA            NA       4,109        2,773
   Shares issued in merger                 --          386          NA            NA          --           --
   Dividends reinvested                    19           14          NA            NA         100           41
   Shares redeemed                        (55)        (164)         NA            NA        (982)        (784)
                                    ---------    ---------    --------     ---------    --------     --------
   Total Class C Shares                   836          791          NA            NA       3,227        2,030
                                    ---------    ---------    --------     ---------    --------     --------
Advisor Shares
   Shares issued                           NA           NA          NA            NA          NA           NA
   Dividends reinvested                    NA           NA          NA            NA          NA           NA
   Shares redeemed                         NA           NA          NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
   Total Advisor Shares                    NA           NA          NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
Change from capital transactions    $ (36,869)   $ 152,145    $118,016     $  87,287    $ 13,331     $  6,475
                                    =========    =========    ========     =========    ========     ========

Share Transactions:
Institutional Shares
   Shares issued                        7,257       19,157      18,709        18,476       1,133        1,157
   Shares issued in merger                 --       18,832          --            --          --           --
   Dividends reinvested                   716        1,650         478           933         132          104
   Shares redeemed                    (12,050)     (26,562)     (7,600)      (12,110)       (783)      (1,235)
                                    ---------    ---------    --------     ---------    --------     --------
   Total Institutional Shares          (4,077)      13,077      11,587         7,299         482           26
                                    ---------    ---------    --------     ---------    --------     --------
Class A Shares
   Shares issued                        1,307        2,379       2,782         2,034       1,816        1,842
   Shares issued in merger                 --        2,420          --            --          --           --
   Dividends reinvested                    54          104          32            30          27           23
   Shares redeemed                     (1,205)      (2,561)     (2,397)         (465)     (1,366)      (1,461)
                                    ---------    ---------    --------     ---------    --------     --------
   Total Class A Shares                   156        2,342         417         1,599         477          404
                                    ---------    ---------    --------     ---------    --------     --------
Class B Shares
   Shares issued                          247          265          NA            NA          NA           NA
   Dividends reinvested                     6            3          NA            NA          NA           NA
   Shares redeemed                        (47)          (9)         NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
   Total Class B Shares                   206          259          NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
Class C Shares
   Shares issued                           86           58          NA            NA         393          274
   Shares issued in merger                 --           38          NA            NA          --           --
   Dividends reinvested                     2            1          NA            NA          10            4
   Shares redeemed                         (5)         (17)         NA            NA         (94)         (78)
                                    ---------    ---------    --------     ---------    --------     --------
   Total Class C Shares                    83           80          NA            NA         309          200
                                    ---------    ---------    --------     ---------    --------     --------
Advisor Shares
   Shares issued                           NA           NA          NA            NA          NA           NA
   Dividends reinvested                    NA           NA          NA            NA          NA           NA
   Shares redeemed                         NA           NA          NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
   Total Advisor Shares                    NA           NA          NA            NA          NA           NA
                                    ---------    ---------    --------     ---------    --------     --------
Change from share transactions         (3,632)      15,758      12,004         8,898       1,268          630
                                    =========    =========    ========     =========    ========     ========

----------
(a)  Unaudited.

(b) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B and Class C Shares.

(c) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to July 31, 2002 for Class B, Class C and Advisor Shares.

^    Represents fewer than five hundred dollars/shares.

                        See notes to financial statements

                                                               Fifth Third Funds
                      Schedules of Capital Stock Activity (Amounts in thousands)
--------------------------------------------------------------------------------

                              Intermediate                 Ohio                   Michigan
 Municipal Bond Fund      Municipal Bond Fund       Municipal Bond Fund     Municipal Bond Fund
----------------------   ----------------------   ----------------------   ----------------------
Six months      Year     Six months      Year     Six months      Year      Six months     Year
  ended        ended        ended       ended        ended       ended        ended       ended
January 31,   July 31,   January 31,   July 31,   January 31,   July 31,   January 31,   July 31,
 2003 (a)     2002 (c)     2003 (a)    2002 (b)    2003 (a)       2002      2003 (a)     2002 (b)
-----------   --------   -----------   --------   -----------   --------   -----------   --------


 $ 10,361     $ 18,106    $  8,314     $ 24,479    $  8,273     $ 13,743    $ 29,714     $ 36,708
       --           --          --      142,421          --           --          --           --
    1,447        3,018       2,369        5,361          33           59         512          639
  (28,580)     (42,083)    (35,013)     (69,396)    (14,452)     (14,479)    (17,627)     (22,884)
 --------     --------    --------     --------    --------     --------    --------     --------
  (16,772)     (20,959)    (24,330)     102,865      (6,146)        (677)     12,599       14,463
 --------     --------    --------     --------    --------     --------    --------     --------

    8,937        8,066      10,088        1,302      10,560       19,471       2,724          684
       --           --          --        1,089          --           --          --           --
       37           69          77          220         195          550          58           99
   (7,229)      (7,765)     (8,072)      (3,430)     (9,370)     (16,266)     (1,477)        (825)
 --------     --------    --------     --------    --------     --------    --------     --------
    1,745          370       2,093         (819)      1,385        3,755       1,305          (42)
 --------     --------    --------     --------    --------     --------    --------     --------

      439          499         480          299       1,531        2,048         683          367
       17            3          11            2          37           46           9            3
      (28)          (2)        (24)          (3)       (183)        (305)       (198)          --
 --------     --------    --------     --------    --------     --------    --------     --------
      428          500         467          298       1,385        1,789         494          370
 --------     --------    --------     --------    --------     --------    --------     --------

      558          234         292          483       2,871        2,438       2,279          900
       --           --          --           57          --           --          --           --
       10            3          12            4          48           54          20            4
     (202)         (30)         (6)         (25)       (845)        (331)        (19)        (117)
 --------     --------    --------     --------    --------     --------    --------     --------
      366          207         298          519       2,074        2,161       2,280          787
 --------     --------    --------     --------    --------     --------    --------     --------

      212          171          NA           NA          NA           NA          NA           NA
        8            1          NA           NA          NA           NA          NA           NA
      (24)          --          NA           NA          NA           NA          NA           NA
 --------     --------    --------     --------    --------     --------    --------     --------
      196          172          NA           NA          NA           NA          NA           NA
 --------     --------    --------     --------    --------     --------    --------     --------
 $(14,037)    $(19,710)   $(21,472)    $102,863    $ (1,302)    $  7,028    $ 16,678     $ 15,578
 ========     ========    ========     ========    ========     ========    ========     ========


      963        1,708         768        2,678         778        1,333       2,856        3,572
       --           --          --       13,349          --           --          --           --
      137          288         221          503           3            6          49           62
   (2,652)      (3,957)     (3,231)      (6,502)     (1,372)      (1,406)     (1,698)      (2,224)
 --------     --------    --------     --------    --------     --------    --------     --------
   (1,552)      (1,961)     (2,242)      10,028        (591)         (67)      1,207        1,410
 --------     --------    --------     --------    --------     --------    --------     --------

      831          767         932          128       1,003        1,894         262           66
       --           --          --          102          --           --          --           --
        3            6           7           21          19           53           6           10
     (670)        (737)       (746)        (322)       (889)      (1,582)       (143)         (80)
 --------     --------    --------     --------    --------     --------    --------     --------
      164           36         193          (71)        133          365         125           (4)
 --------     --------    --------     --------    --------     --------    --------     --------

       40           48          44           28         148          202          66           36
        2           --^          1           --^          4            5           1           --^
       (3)          --^         (2)          --         (18)         (30)        (19)          --
 --------     --------    --------     --------    --------     --------    --------     --------
       39           48          43           28         134          177          48           36
 --------     --------    --------     --------    --------     --------    --------     --------

       52           23          27           46         273          238         219           87
       --           --          --            5          --           --          --           --
        1           --           1           --^          5            5           2            1
      (19)          (3)         (1)          (2)        (80)         (32)         (2)         (11)
 --------     --------    --------     --------    --------     --------    --------     --------
       34           20          27           49         198          211         219           77
 --------     --------    --------     --------    --------     --------    --------     --------

       20           16          NA           NA          NA           NA          NA           NA
        1           --^         NA           NA          NA           NA          NA           NA
       (2)          --          NA           NA          NA           NA          NA           NA
 --------     --------    --------     --------    --------     --------    --------     --------
       19           16          NA           NA          NA           NA          NA           NA
 --------     --------    --------     --------    --------     --------    --------     --------
   (1,296)      (1,841)     (1,979)      10,034        (126)         686       1,599        1,519
 ========     ========    ========     ========    ========     ========    ========     ========

                       See notes to financial statements

Fifth Third Funds
Notes to Financial Statements
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

(1) Organization

The Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At January 31, 2003, the Trust consisted of thirty-five separate investment portfolios.

The accompanying financial statements relate only to the following Funds (individually the "Fund" and collectively the "Funds"):

Portfolio Name
--------------

Fifth Third Small Cap Growth Fund ("Small Cap Growth Fund")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth Fund", formerly the Fifth Third
   Mid Cap Fund)
Fifth Third Large Cap Opportunity Fund ("Large Cap Opportunity Fund", formerly the Fifth Third Pinnacle Fund)
Fifth Third Quality Growth Fund ("Quality Growth Fund")
Fifth Third Large Cap Core Fund ("Large Cap Core Fund")
Fifth Third Equity Index Fund ("Equity Index Fund")
Fifth Third Balanced Fund ("Balanced Fund")
Fifth Third Micro Cap Value Fund ("Micro Cap Value Fund")
Fifth Third Multi Cap Value Fund ("Multi Cap Value Fund")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value
   Fund", formerly the Fifth Third Equity Income Fund)
Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel Aggressive Fund(SM)") Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately
   Aggressive Fund(SM)")
Fifth Third LifeModel Moderate Fund(SM) ("LifeModel Moderate Fund(SM)")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately
   Conservative Fund(SM)")
Fifth Third LifeModel Conservative Fund(SM) ("LifeModel Conservative Fund(SM)") Fifth Third Strategic Income Fund ("Strategic Income Fund")
Fifth Third Technology Fund ("Technology Fund")
Fifth Third Worldwide Fund ("Worldwide Fund")
Fifth Third International Equity Fund ("International Equity Fund")
Fifth Third International GDP Fund ("International GDP Fund")
Fifth Third Bond Fund ("Bond Fund")
Fifth Third Intermediate Bond Fund ("Intermediate Bond Fund")
Fifth Third Short Term Bond Fund ("Short Term Bond Fund")
Fifth Third U.S. Government Bond Fund ("U.S. Government Bond Fund")
Fifth Third Municipal Bond Fund ("Municipal Bond Fund")
Fifth Third Intermediate Municipal Bond Fund ("Intermediate Municipal Bond
   Fund")
Fifth Third Ohio Municipal Bond Fund ("Ohio Municipal Bond Fund")
Fifth Third Michigan Municipal Bond Fund ("Michigan Municipal Bond Fund")

The Short Term Bond Fund offers two classes of shares: Institutional Shares and Class A Shares. The U.S. Government Bond Fund offers three classes of shares:
Institutional Shares, Class A Shares and Class C Shares. The Strategic Income Fund and the Worldwide Fund offer three classes of shares: Institutional Shares, Class C Shares and Advisor Shares. The Large Cap Opportunity Fund, Large Cap Core Fund, Disciplined Large Cap Value Fund, LifeModel Aggressive Fund(SM), LifeModel Moderately Aggressive Fund(SM), LifeModel Moderate Fund(SM), LifeModel Moderately Conservative Fund(SM), LifeModel Conservative Fund(SM), International Equity Fund, International GDP Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund and Michigan Municipal Bond Fund offer four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. The remainder of the Funds each offer five classes of shares: Institutional Shares, Class A Shares, Class B Shares, Class C Shares and Advisor Shares. The Class A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

Certain redemptions of Class B Shares made within six years of purchase and certain redemptions of Class C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C Shares, distribution fees paid by Class A Shares, Class B Shares, Class C Shares and Advisor Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Effective August 1, 2002, Investment A Shares, Investment B Shares and Investment C Shares were renamed Class A Shares, Class B Shares and Class C Shares, respectively. In addition, the front-end sales charge for Class A Shares changed from 4.50% to 5.00%. Effective November 30, 2002, the Bond Fund, U.S. Government Bond Fund, Municipal Bond Fund, Ohio Municipal Bond Fund and Michigan Municipal Bond Fund had a change in front-end sales charge for Class A Shares from 5.00% to 4.75%. At the same time, the Intermediate Bond Fund, Short Term Bond Fund and Intermediate Municipal Bond Fund had a change in front-end sales charge for Class A Shares from 5.00% to 3.75%.

(2) Reorganizations

On July 29, 2002, the net assets of the Large Cap Growth Fund were exchanged for shares of the Large Cap Core Fund. This exchange qualified as a tax-free exchange for federal income tax purposes. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the exchange (Amounts in thousands except per share amounts):

                                             Institutional Shares         Investment A Shares
                                          --------------------------   -------------------------
                                                                Net                         Net
                                                      Net      Asset              Net      Asset
                                          Shares    Assets     Value   Shares    Assets    Value
                                          ------   --------   ------   ------   -------   ------
Fifth Third Large Cap Growth Fund(a)      25,069   $153,140   $ 6.11      112   $   682   $ 6.09
Fifth Third Large Cap Core Fund(a)        31,964    333,618    10.44    2,044    21,079    10.31
                                          ------   --------   ------    -----   -------   ------
Fifth Third Large Cap Core Fund(b)(c)     46,636   $486,758   $10.44    2,110   $21,761   $10.31

                                              Investment B Shares         Investment C Shares
                                          --------------------------   -------------------------
                                                                Net                         Net      Unrealized
                                                      Net      Asset               Net     Asset    Appreciation
                                          Shares    Assets     Value   Shares    Assets    Value   (Depreciation)
                                          ------   --------   ------   ------   -------   ------   --------------
Fifth Third Large Cap Growth Fund(a)        21       $125     $ 6.08      2       $15     $ 6.08      $(71,436)
Fifth Third Large Cap Core Fund(a)          19        201      10.38     --^        4      10.39        43,380
                                           ---       ----     ------    ---       ---     ------      --------
Fifth Third Large Cap Core Fund(b)(c)       31       $326     $10.38      2       $19     $10.39      $(28,056)

----------
(a)  Before reorganization.

(b)  After reorganization.

(c) The Fifth Third Large Cap Core Fund retained its investment objective and financial history after the reorganization.

^    Amount is less than $500.

The Trust entered into an Agreement and Plan of Reorganization (the "Reorganization") with the Kent Funds pursuant to which all of the assets and liabilities of each Kent Fund transferred to a corresponding Fifth Third Fund in exchange for shares of the Fifth Third Fund. Each Kent Fund listed below transferred all of its assets and liabilities to the corresponding Fifth Third Fund identified opposite its name in exchange for shares of such Fifth Third
Fund:

Kent Funds                          Fifth Third Funds
----------                          -----------------
Kent Small Company Growth Fund      Fifth Third Small Cap Growth Fund
Kent Large Company Growth Fund      Fifth Third Large Cap Growth Fund
Kent Growth and Income Fund         Fifth Third Large Cap Value Fund
Kent Index Equity Fund              Fifth Third Equity Index Fund
Kent International Growth Fund      Fifth Third International GDP Fund
Kent Income Fund                    Fifth Third Bond Fund
Kent Intermediate Bond Fund         Fifth Third Intermediate Bond Fund
Kent Short Term Bond Fund           Fifth Third Short Term Bond Fund
Kent Tax-Free Income Fund           Fifth Third Municipal Bond Fund
Kent Intermediate Tax-Free Fund     Fifth Third Intermediate Municipal Bond Fund
Kent Michigan Municipal Bond Fund   Fifth Third Michigan Municipal Bond Fund

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on October 29, 2001 and was approved by shareholders of the Kent Funds at a Special Meeting of Shareholders held on July 27, 2001. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization (Amounts in thousands except per share amounts):

                                                Institutional Shares           Class A Shares
                                             --------------------------   -------------------------
                                                                   Net                         Net
                                                         Net      Asset               Net     Asset
                                             Shares    Assets     Value   Shares    Assets    Value
                                             ------   --------   ------   ------   -------   ------
Kent Small Company Growth Fund (a)           40,353   $667,602   $16.54   1,258    $20,603   $16.37
Fifth Third Small Cap Growth Fund (a)            --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third Small Cap Growth Fund (b)        40,353   $667,602   $16.54   1,258    $20,603   $16.37

Kent Large Company Growth Fund (a)           28,513   $233,039   $ 8.17      69    $   566   $ 8.16
Fifth Third Large Cap Growth Fund (a)            --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third Large Cap Growth Fund (b)        28,513   $233,039   $ 8.17      69    $   566   $ 8.16

Kent Growth and Income Fund (a)              36,397   $504,567   $13.86   2,491    $34,185   $13.72
Fifth Third Large Cap Value Fund (a)             --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third Large Cap Value Fund (b)         36,397   $504,567   $13.86   2,491    $34,185   $13.72

Kent Index Equity Fund (a)                   36,265   $764,067   $21.07   1,449    $30,493   $21.05
Fifth Third Equity Index Fund (a)                --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third Equity Index Fund (b)            36,265   $764,067   $21.07   1,449    $30,493   $21.05

Kent International Growth Fund (a)           34,836   $409,806   $11.76   1,404    $16,236   $11.56
Fifth Third International GDP Fund (a)           --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third International GDP Fund (b)       34,836   $409,806   $11.76   1,404    $16,236   $11.56

Kent Income Fund (a)                         25,911   $262,519   $10.13     588    $ 5,945   $10.12
Fifth Third Quality Bond Fund (a)            21,126    207,400     9.82   1,322     12,985     9.82
                                             ------   --------   ------   -----    -------   ------
Fifth Third Bond Fund (b) (c)                46,383   $469,919   $10.13   1,871    $18,930   $10.12

Kent Intermediate Bond Fund (a)              61,127   $616,303   $10.08     843    $ 8,520   $10.11
Fifth Third Bond Fund For Income (a)         15,716    189,868    12.08   2,026     24,462    12.07
                                             ------   --------   ------   -----    -------   ------
Fifth Third Intermediate Bond Fund (b) (d)   79,959   $806,171   $10.08   3,263    $32,982   $10.11

Kent Short Term Bond Fund (a)                25,177   $250,273   $ 9.94     343    $ 3,409   $ 9.93
Fifth Third Short Term Bond Fund (a)             --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third Short Term Bond Fund (b)         25,177   $250,273   $ 9.94     343    $ 3,409   $ 9.93

Kent Tax-Free Income Fund (a)                10,976   $119,359   $10.87      96    $ 1,048   $10.91
Fifth Third Municipal Bond Fund (a)              --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third Municipal Bond Fund (b)          10,976   $119,359   $10.87      96    $ 1,048   $10.91

Kent Intermediate Tax-Free Fund (a)          21,761   $232,179   $10.67     392    $ 4,189   $10.67
Fifth Third Municipal Bond Fund (a)          11,841    142,421    12.03      90      1,089    12.05
                                             ------   --------   ------   -----    -------   ------
Fifth Third Intermediate Municipal
   Bond Fund (b) (e)                         35,110   $374,600   $10.67     495    $ 5,278   $10.67

Kent Michigan Municipal Bond Fund (a)         7,764   $ 80,361   $10.35     352    $ 3,640   $10.34
Fifth Third Michigan Municipal
   Bond Fund (a)                                 --         --       --      --         --       --
                                             ------   --------   ------   -----    -------   ------
Fifth Third Michigan Municipal
   Bond Fund (b)                              7,764   $ 80,361   $10.35     352    $ 3,640   $10.34

----------
(a)  Before reorganization.

(b)  After reorganization.

(c) The Fifth Third Bond Fund retained the investment objective and financial history of the Kent Income Fund after the reorganization.

(d) The Fifth Third Intermediate Bond Fund retained the investment objective and financial history of the Kent Intermediate Bond Fund after the reorganization.

(e) The Fifth Third Intermediate Municipal Bond Fund retained the investment objective and financial history of the Kent Intermediate Tax-Free Fund after the reorganization.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                              Class B Shares             Class C Shares
                                         -----------------------    -----------------------
                                                            Net                        Net      Unrealized
                                                    Net    Asset               Net    Asset   Appreciation
                                         Shares   Assets   Value    Shares   Assets   Value   (Depreciation)
                                         ------   ------   -----    ------   ------   -----   --------------
Kent Small Company Growth Fund (a)          NA        NA       NA      NA        NA       NA     $151,139
Fifth Third Small Cap Growth Fund (a)       NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Small Cap Growth Fund (b)       NA        NA       NA      NA        NA       NA     $151,139

Kent Large Company Growth Fund (a)          NA        NA       NA      NA        NA       NA     $(34,299)
Fifth Third Large Cap Growth Fund (a)       NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Large Cap Growth Fund (b)       NA        NA       NA      NA        NA       NA     $(34,299)

Kent Growth and Income Fund (a)             NA        NA       NA      NA        NA       NA     $150,407
Fifth Third Large Cap Value Fund (a)        NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Large Cap Value Fund (b)        NA        NA       NA      NA        NA       NA     $150,407

Kent Index Equity Fund (a)                  NA        NA       NA      NA        NA       NA     $248,880
Fifth Third Equity Index Fund (a)           NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Equity Index Fund (b)           NA        NA       NA      NA        NA       NA     $248,880

Kent International Growth Fund (a)          NA        NA       NA      NA        NA       NA     $(59,023)
Fifth Third International GDP Fund (a)      NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third International GDP Fund (b)      NA        NA       NA      NA        NA       NA     $(59,023)

Kent Income Fund (a)                        NA        NA       NA      NA        NA       NA     $ 12,213
Fifth Third Quality Bond Fund (a)          381    $3,735   $ 9.81     138    $1,357   $ 9.80        2,285
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Bond Fund (b) (c)              369    $3,735   $10.13     134    $1,357   $10.13     $ 14,498

Kent Intermediate Bond Fund (a)             NA        NA       NA      NA        NA       NA     $ 22,929
Fifth Third Bond Fund For Income (a)        NA        NA       NA      32    $  386   $12.05        6,813
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Intermediate
   Bond Fund (b) (d)                        NA        NA       NA      32    $  323   $10.08     $ 29,742

Kent Short Term Bond Fund (a)               NA        NA       NA      NA        NA       NA     $  6,775
Fifth Third Short Term Bond Fund (a)        NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Short Term Bond Fund (b)        NA        NA       NA      NA        NA       NA     $  6,775

Kent Tax-Free Income Fund (a)               NA        NA       NA      NA        NA       NA     $  8,385
Fifth Third Municipal Bond Fund (a)         NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Municipal Bond Fund (b)         NA        NA       NA      NA        NA       NA     $  8,385

Kent Intermediate Tax-Free Fund (a)         NA        NA       NA      NA        NA       NA     $ 14,573
Fifth Third Municipal Bond Fund (a)         NA        NA       NA       5    $   57   $12.05        4,117
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Intermediate Municipal
   Bond Fund (b) (e)                        NA        NA       NA       5    $   51   $10.67     $ 18,690

Kent Michigan Municipal Bond Fund (a)       NA        NA       NA      NA        NA       NA     $  3,315
Fifth Third Michigan Municipal
   Bond Fund (a)                            NA        NA       NA      NA        NA       NA           --
                                           ---    ------   ------     ---    ------   ------     --------
Fifth Third Michigan Municipal
   Bond Fund (b)                            NA        NA       NA      NA        NA       NA     $  3,315

----------
(a)  Before reorganization.

(b)  After reorganization.

(c) The Fifth Third Bond Fund retained the investment objective and financial history of the Kent Income Fund after the reorganization.

(d) The Fifth Third Intermediate Bond Fund retained the investment objective and financial history of the Kent Intermediate Bond Fund after the reorganization.
(e) The Fifth Third Intermediate Municipal Bond Fund retained the investment objective and financial history of the Kent Intermediate Tax-Free Fund after the reorganization.

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

The Fifth Third/Maxus Funds entered into an Agreement and Plan of Reorganization with the Trust pursuant to which all the assets and liabilities of each Fifth Third/Maxus Fund transferred to a corresponding Fifth Third Fund in exchange for shares of the Fifth Third Fund. Each Fifth Third/Maxus Fund listed below transferred all of its assets and liabilities to the corresponding Fifth Third Fund identified opposite its name in exchange for shares of such Fifth Third Fund.

Fifth Third/Maxus Funds                   Fifth Third Funds
-----------------------                   -----------------
Fifth Third/Maxus Aggressive Value Fund   Fifth Third Micro Cap Value Fund
Fifth Third/Maxus Equity Fund             Fifth Third Multi Cap Value Fund
Fifth Third/Maxus Income Fund             Fifth Third Strategic Income Fund
Fifth Third/Maxus Laureate Fund           Fifth Third Worldwide Fund

The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on August 13, 2001 for the Micro Cap Value Fund, Multi Cap Value Fund and Worldwide Fund. The reorganization of the Strategic Income Fund, which also qualified as a tax-free exchange for federal income tax purposes, was completed on October 22, 2001. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the respective reorganizations. (Amounts in thousands except per share amounts):

                                           Institutional Shares           Advisor Shares
                                        -------------------------   -------------------------
                                                             Net                         Net
                                                   Net      Asset              Net      Asset    Unrealized
                                        Shares    Assets    Value   Shares    Assets    Value   Appreciation
                                        ------   -------   ------   ------   -------   ------   ------------
Fifth Third/Maxus Aggressive
   Value Fund (a)                        1,742   $10,424   $ 5.98    3,158   $18,731   $ 5.93      $2,041
Fifth Third Micro Cap Value Fund (a)        --        --       --       --        --       --          --
                                         -----   -------   ------    -----   -------   ------      ------
Fifth Third Micro Cap Value Fund (b)     1,742   $10,424   $ 5.98    3,158   $18,731   $ 5.93      $2,041

Fifth Third/Maxus Equity Fund (a)          338   $ 6,601   $19.51    2,398   $46,614   $19.44      $9,368
Fifth Third Multi Cap Value Fund (a)        --        --       --       --        --       --          --
                                         -----   -------   ------    -----   -------   ------      ------
Fifth Third Multi Cap Value Fund (b)       338   $ 6,601   $19.51    2,398   $46,614   $19.44      $9,368

Fifth Third/Maxus Income Fund (a)          414   $ 4,392   $10.61    3,149   $33,339   $10.59      $1,797
Fifth Third Strategic Income Fund (a)       --        --       --       --        --       --          --
                                         -----   -------   ------    -----   -------   ------      ------
Fifth Third Strategic Income Fund (b)      414   $ 4,392   $10.61    3,149   $33,339   $10.59      $1,797

Fifth Third/Maxus Laureate Fund (a)         81   $   975   $12.08    1,911   $22,821   $11.94      $  713
Fifth Third Worldwide Fund (a)              --        --       --       --        --       --          --
                                         -----   -------   ------    -----   -------   ------      ------
Fifth Third Worldwide Fund (b)              81   $   975   $12.08    1,911   $22,821   $11.94      $  713

----------
(a)  Before reorganization.

(b)  After reorganization.

(3)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as, the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

A. Securities Valuations--Listed securities are valued at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the mean of the latest bid and asked price in the principal market where such securities are traded. Unlisted securities are valued at the mean of their latest bid and ask price. Corporate debt securities and debt securities of U.S.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board of Trustees.

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

D. Foreign Currency Translation--The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

E. Forward Currency Contracts--The International Equity Fund and the International GDP Fund may enter into a forward currency contract ("forward"), which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

F. Foreign Currency Commitments--The International Equity Fund and the International GDP Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

G. Futures Contracts--The Funds, with the exception of the Micro Cap Value, the Multi Cap Value and the Strategic Income Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

H. Option Contracts--The Funds, with the exception of the Micro Cap Value Fund, the Multi Cap Value Fund and the Strategic Income Fund, may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

The table below reflects the Mid Cap Growth Fund's activities in written options, all of which were for purposes of earning additional income during the period. No other Funds engaged in written option contracts during the six months ended January 31, 2003.

Option Activities for the six months ended January 31, 2003:

                                     Balance at   Options   Options   Balance at
                                       7/31/02    written   expired     1/31/03
                                     ----------   -------   -------   ----------
Number of Contracts
Mid Cap Growth Fund                       --         300      (300)        --

Premiums ($000)
Mid Cap Growth Fund                      $--        $162     $(162)       $--

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

I. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

J. Lending Portfolio Securities--To generate additional income, the Funds may lend up to one-third of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the prior day's market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of January 31, 2003, the following Funds had securities on loan with the following market values and collateral amounts (Amounts in thousands):

                                     Market           Market
                                    Value of         Value of       Average Loan
                                   Collateral   Loaned Securities   Outstanding
                                   ----------   -----------------   ------------

Small Cap Growth Fund               $ 68,779         $ 65,743         $ 64,405
Mid Cap Growth Fund                   40,466           38,566           56,210
Quality Growth Fund                    4,860            4,724            4,286
Large Cap Core Fund                    4,158            4,017            6,188
Equity Index Fund                     13,399           12,660           14,578
Balanced Fund                         12,686           12,361           16,650
Multi Cap Value Fund                   9,537            9,056            4,088
Disciplined Large Cap Value Fund       9,648            8,893            3,819
Technology Fund                        2,736            2,332            2,235
International GDP Fund                 6,512            6,198            6,198
Bond Fund                             52,213           51,067           31,081
Intermediate Bond Fund               157,520          154,047          134,374
Short Term Bond Fund                  56,586           55,349           22,806

At January 31, 2003, each Fund's loaned securities were fully collateralized by cash, which was reinvested in repurchase agreements.

K. Expenses--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in a certain Share class will pay the expenses directly attributable to that Share class.

L. Distributions to Shareholders--Dividends, if any, from net investment income are declared and paid monthly for the Strategic Income Fund, Bond Fund, Intermediate Bond Fund, Short Term Bond Fund, U.S. Government Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

Fund and Michigan Municipal Bond Fund. Dividends, if any, from net investment income are declared and paid quarterly for the Mid Cap Growth Fund, Large Cap Opportunity Fund, Quality Growth Fund, Large Cap Core Fund, Equity Index Fund, Balanced Fund, Micro Cap Value Fund, Multi Cap Value Fund, Disciplined Large Cap Value Fund, LifeModel Aggressive Fund(SM), LifeModel Moderately Aggressive Fund(SM), LifeModel Moderate Fund(SM), LifeModel Moderately Conservative Fund(SM), LifeModel Conservative Fund(SM) and Technology Fund. Dividends, if any, from net investment income are declared and paid annually for the Small Cap Growth Fund, Worldwide Fund, International Equity Fund and International GDPFund. Distributable net realized gains, if any, are declared and distributed at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

M. Federal Taxes--It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gain sufficient to relieve it from all, or substantially all, federal income taxes.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Asset Management Inc., the Trust's Investment Advisor (the "Advisor"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets, as follows: 0.70% for the Small Cap Growth Fund and Large Cap Core Fund, 0.80% for the Mid Cap Growth Fund, Large Cap Opportunity Fund (advised by Heartland Capital Management, Inc.), Quality Growth Fund, Balanced Fund and Disciplined Large Cap Value Fund, 0.30% for the Equity Index Fund, 1.00% for the Micro Cap Value Fund, Multi Cap Value Fund, Strategic Income Fund, Technology Fund, Worldwide Fund and International Equity Fund, 0.75% for the International GDP Fund, 0.60% for the Bond Fund, 0.55% for the Intermediate Bond Fund, U.S. Government Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund and Ohio Municipal Bond Fund, 0.50% for the Short Term Bond Fund, 0.45% for the Michigan Municipal Bond Fund and 0.15% for the LifeModel Aggressive Fund(SM), LifeModel Moderately Aggressive Fund(SM), LifeModel Moderate Fund(SM), LifeModel Moderately Conservative Fund(SM) and LifeModel Conservative Fund(SM).

Morgan Stanley Asset Management, Inc. is the International Equity Fund's Sub-Advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at a rate based on the International Equity Fund's average daily net assets.

Administrative Fee--Fifth Third Bank ("Fifth Third") serves as the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. Under the terms of the administration agreement, Fifth Third's fees are computed as a percentage of the daily average net assets of the Trust for the period. Administration fees are computed at 0.20% of the first $1 billion of the average daily net assets of the Trust, 0.18% of the average daily net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of the average daily net assets of the Trust. Pursuant to a separate agreement with Fifth Third, BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of the BISYS

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

Group, Inc., performs sub-administrative services on behalf of the Funds including providing certain administrative personnel and services necessary to operate the Funds, for which it receives a fee from Fifth Third computed as a percentage of the daily net assets of the Trust.

Distribution Services Fee--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Fifth Third Funds Distributor, Inc., a wholly owned subsidiary of The BISYS Group, Inc., serves as the Trust's principal distributor. Under the terms of the Plan, the Funds will compensate the principal distributor from the net assets of the Funds' Class A Shares, Class B Shares, Class C Shares and Advisor Shares to finance activities intended to result in the sales of each Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets for Class A Shares, up to 1.00% of the average daily net assets for Class B Shares, up to 0.75% of the average daily net assets for Class C Shares and up to 0.50% of the average daily net assets for Advisor Shares, annually, to compensate the distributor.

Administrative Services Fee--The Trust has adopted an Administrative Services Agreement with Fifth Third with respect to Class C Shares. Under the Plan, the Funds may make payments up to 0.25% of the average daily net assets for Class C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third serves as transfer and dividend disbursing agent, maintains the Funds' accounting records and is the Funds' custodian for which it receives a fee based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. Transfer Agent fees are computed at 0.0225% of the average daily net assets of each Funds' shares. In addition, there shall be an annual fee of $7,500 per additional class of shares per Fund. Accounting fees are computed at 0.02% of the average daily net assets of each Funds' shares up to $500 million, 0.015% of the average daily net assets of each Funds' shares between $500 million and $1 billion, and 0.01% of more than $1 billion of the average daily net assets of each Funds' shares. The minimum annual fee per Fund shall be $30,000. In addition, there shall be an annual fee of $10,000 per additional class of shares per Fund. Custody fees are computed at 0.01% of the average daily net assets of each Funds' shares up to $25 million, 0.0075% of the average daily net assets of each Funds' shares between $25 million and $100 million, 0.005% of the average daily net assets of each Funds' shares between $100 million and $200 million, and 0.0025% of more than $200 million of the average daily net assets of each Funds' shares plus transaction charges. Pursuant to a separate agreement with Fifth Third, BISYS Fund Services Ohio, Inc., a wholly owned subsidiary of The BISYS Group, Inc., performs sub-transfer and dividend disbursing agent services and sub-accounting services on behalf of the Funds, for which it receives a fee from Fifth Third computed as a percentage of the average daily net assets of each Fund.

Certain officers of the Trust are officers of the above companies, but are not paid any fees directly by the Trust for serving as officers of the Trust.

Effective with the Reorganization of the Funds, Fifth Third and the Advisor have agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses as follows:

                         Institutional   Investment A   Investment B   Investment C   Advisor
                            Shares          Shares         Shares         Shares       Shares
                         -------------   ------------   ------------   ------------   -------
Small Cap Growth Fund        0.92%           1.17%           --             --           --
International GDP Fund       1.01%           1.26%           --             --           NA

These waivers and/or reimbursements will remain in effect until April 2, 2003. After April 2, 2003 the waivers and/or reimbursements will become voluntary and, therefore, may be discontinued at any time.

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                             Institutional   Investment A   Investment B   Investment C   Advisor
                                                Shares          Shares         Shares         Shares       Shares
                                             -------------   ------------   ------------   ------------   -------
Large Cap Core Fund                               0.92%          1.17%            --             --          NA
Equity Index Fund                                 0.40%          0.65%            --             --          --
Multi Cap Value Fund                              1.39%            --             --             --        1.83%
Strategic Income Fund                             1.35%            NA             NA             --        1.85%
Worldwide Fund                                    1.44%            NA             NA             --        1.94%
Bond Fund                                         0.80%          1.05%            --             --          --
Intermediate Bond Fund                            0.76%          1.01%            --             --          NA
Short Term Bond Fund                              0.74%          0.89%            NA             NA          NA
Municipal Bond Fund                               0.79%          1.04%          1.80%          1.80%         --
Intermediate Municipal Bond Fund                  0.73%          0.98%          1.74%          1.74%         NA
Michigan Municipal Bond Fund                      0.69%          0.84%          1.70%          1.70%         NA

The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to the ratios above. These waivers and/or reimbursements will remain in effect until November 30, 2003.

                                             Institutional   Investment A   Investment B   Investment C   Advisor
                                                Shares          Shares         Shares         Shares       Shares
                                             -------------   ------------   ------------   ------------   -------
LifeModel Aggressive Fund(SM)                     0.08%          0.33%          1.08%          1.08%         NA
LifeModel Moderately Aggressive Fund(SM)          0.08%          0.33%          1.08%          1.08%         NA
LifeModel Moderate Fund(SM)                       0.08%          0.33%          1.08%          1.08%         NA
LifeModel Moderately Conservative Fund(SM)        0.08%          0.33%          1.08%          1.08%         NA
LifeModel Conservative Fund(SM)                   0.08%          0.33%          1.08%          1.08%         NA

The Funds' Advisor has contractually agreed to waive fees and/or reimburse expenses through November 30, 2005, to limit total annual fund operating expenses for the funds above. Under the terms of the Expense Limitation Agreement, fees waived or expenses reimbursed by the Advisor are subject to reimbursement by the Fund only during a month in which the Expense Limitation Agreement is in effect, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described above.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the six months ended January 31, 2003, were as follows (Amounts in thousands):

                                                        Purchases      Sales
                                                        ---------    --------
Small Cap Growth Fund                                    $139,301    $216,738
Mid Cap Growth Fund                                       103,270      48,850
Large Cap Opportunity Fund                                  6,305       9,353
Quality Growth Fund                                       166,199      71,894
Large Cap Core Fund                                        38,931     204,126
Equity Index Fund                                           5,576      34,291
Balanced Fund                                             175,107     172,518
Micro Cap Value Fund                                       25,445       5,683
Multi Cap Value Fund                                       48,319      26,304
Disciplined Large Cap Value Fund                          249,276     106,023
LifeModel Conservative Fund(SM)                            11,446       1,054
LifeModel Moderately Conservative Fund(SM)                  9,467         582
LifeModel Moderate Fund(SM)                                17,740         982
LifeModel Moderately Aggressive Fund(SM)                   18,412       1,072
LifeModel Aggressive Fund(SM)                               4,122         112
Strategic Income Fund                                      38,780      12,037
Technology Fund                                            35,537      36,144
Worldwide Fund                                             69,682      71,402
International Equity Fund                                  25,474      26,444
International GDP Fund                                      5,560      34,763
Bond Fund                                                 527,707     601,837
Intermediate Bond Fund                                    844,323     880,924
Short Term Bond Fund                                      182,333      62,612
U.S. Government Bond Fund                                 112,882      93,102
Municipal Bond Fund                                         1,665      15,720
Intermediate Municipal Bond Fund                          107,583     101,131
Ohio Municipal Bond Fund                                   13,575      15,477
Michigan Municipal Bond Fund                               23,639       2,971

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

(6) Concentration of Credit Risk

The Ohio Municipal Bond Fund and the Michigan Municipal Bond Fund invest a substantial proportion of their assets in debt obligations issued by the State of Ohio and the State of Michigan, respectively, and their political subdivisions, agencies and public authorities. The Funds are more susceptible to factors adversely affecting issuers of Ohio and Michigan municipal securities than a fund that is not concentrated in these issuers to the same extent.

The International Equity Fund and the International GDP Fund invest in equity and fixed income securities of non-U.S. issuers. Although the Funds each maintain a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

(7) Change in Accounting Principle

As required, effective August 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts or amortizing premiums on debt securities. Prior to August 1, 2001, the Balanced Fund, U.S. Government Bond Fund and the Ohio Municipal Bond Fund did not accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following change in cost of securities and the corresponding change in net unrealized appreciation (depreciation), based on securities held by the Fund on August 1, 2001 (Amounts in thousands):

                                                  Unrealized
                                    Cost of      Appreciation
Fund                               Securities   (Depreciation)
----                               ----------   --------------
Balanced Fund                         $  4          $  (4)
U.S. Government Bond Fund               23            (23)
Ohio Municipal Bond Fund               161           (161)

The effect of this change for the year ended July 31, 2002 was as follows (Amounts in thousands):

                                      Net         Unrealized     Realized
                                   Investment    Appreciation     Gains
Fund                                 Income     (Depreciation)   (Losses)
----                               ----------   --------------   --------
Balanced Fund                         $434          $(424)        $(10)
U.S. Government Bond Fund              131           (130)          (1)
Ohio Municipal Bond Fund                60            (37)         (23)

The Bond Fund, Intermediate Bond Fund, Short Term Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund adopted the aforementioned provisions effective January 1, 2001 as they previously had a fiscal year-end of December 31. Prior to January 1, 2001, the Bond Fund, Intermediate Bond Fund and Short Term Bond Fund did not amortize premiums and the Municipal Bond Fund, Intermediate Municipal Bond Fund and Michigan Municipal Bond Fund did not accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following change in cost of securities and the corresponding change in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001. (Amounts in thousands):

                                                  Unrealized
                                     Cost of     Appreciation
Fund                               Securities   (Depreciation)
----                               ----------   --------------
Bond Fund                           $(1,162)        $1,162
Intermediate Bond Fund               (3,447)          3447
Short Term Bond Fund                   (969)           969
Municipal Bond Fund                      19            (19)
Intermediate Municipal Bond Fund        291           (291)
Michigan Municipal Bond Fund              5             (5)

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

The effect of this change for the period ended July 31, 2001 was as follows (Amounts in thousands):

                                             Net        Unrealized     Realized
                                         Investment    Appreciation     Gains
Fund                                       Income     (Depreciation)   (Losses)
----                                     ----------   --------------   -------
Bond Fund                                 $  (572)        $(109)        $  681
Intermediate Bond Fund                     (1,792)         (968)         2,760
Short Term Bond Fund                         (544)            9            535
Municipal Bond Fund                             7            (7)            --
Intermediate Municipal Bond Fund               47            10            (57)
Michigan Municipal Bond Fund                    4            (3)            (1)

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(8)  Subsequent Event

Effective on or about April 1, 2003, the Fifth Third Small Cap Value Fund will commence operations.

Fifth Third Funds
Financial Highlights

                                                              Change in Net Assets                       Less Dividends and
                                                           Resulting from Operations                     Distributions from
                                                         ------------------------------                ---------------------
                                                                         Net Realized
                                                                              and
                                                                          Unrealized      Change in
                                             Net Asset                   Gains/(Losses)   Net Assets
                                               Value,         Net             from        Resulting       Net         Net
                                             Beginning    Investment       Investment        from      Investment   Realized
                                             of Period   Income/(Loss)   Transactions     Operations     Income       Gains
                                             ---------   -------------   --------------   ----------   ----------   --------
Small Cap Growth Fund Institutional Shares
Year ended 12/31/97                           $15.65          0.04            4.19           4.23        (0.06)      (1.43)
Year ended 12/31/98                           $18.39          0.03           (1.08)         (1.05)       (0.03)      (1.85)
Year ended 12/31/99                           $15.46          0.02            4.16           4.18        (0.02)      (0.33)
Year ended 12/31/00                           $19.29            --           (0.08)         (0.08)          --       (0.19)
1/01/01 to 7/31/01(c)                         $19.02         (0.02)          (1.08)         (1.10)          --       (0.06)
Year ended 7/31/02                            $17.86         (0.04)          (3.56)         (3.60)          --       (0.56)
Six months ended 1/31/03+                     $13.70         (0.01)          (0.86)         (0.87)          --          --
                                              ------         -----           -----          -----        -----       -----
Small Cap Growth Fund Class A Shares
Year ended 12/31/97                           $15.61            --            4.19           4.19        (0.04)      (1.43)
Year ended 12/31/98                           $18.33         (0.01)          (1.08)         (1.09)          --       (1.85)
Year ended 12/31/99                           $15.39         (0.02)           4.15           4.13           --       (0.33)
Year ended 12/31/00                           $19.19            --           (0.13)         (0.13)          --       (0.19)
1/01/01 to 7/31/01(c)                         $18.87         (0.04)          (1.06)         (1.10)          --       (0.06)
Year ended 7/31/02                            $17.71         (0.07)          (3.56)         (3.63)          --       (0.56)
Six months ended 1/31/03+                     $13.52         (0.02)          (0.86)         (0.88)          --          --
                                              ------         -----           -----          -----        -----       -----
Small Cap Growth Fund Class B Shares
10/29/01(d) to 7/31/02                        $16.54         (0.05)          (2.34)         (2.39)          --       (0.56)
Six months ended 1/31/03+                     $13.59         (0.07)          (0.86)         (0.93)          --          --
                                              ------         -----           -----          -----        -----       -----
Small Cap Growth Fund Class C Shares
10/29/01(d) to 7/31/02                        $16.54         (0.11)          (2.28)         (2.39)          --       (0.56)
Six months ended 1/31/03+                     $13.59         (0.07)          (0.86)         (0.93)          --          --
                                              ------         -----           -----          -----        -----       -----
Small Cap Growth Fund Advisor Shares
10/29/01(d) to 7/31/02                        $16.54         (0.03)          (2.31)         (2.34)          --       (0.56)
Six months ended 1/31/03+                     $13.64         (0.05)          (0.85)         (0.90)          --          --
                                              ------         -----           -----          -----        -----       -----
Mid Cap Growth Fund Institutional Shares
8/11/98(d) to 7/31/99                         $15.40         (0.04)           1.95           1.91           --       (1.44)
Year ended 7/31/00                            $15.87         (0.04)           4.63           4.59           --       (1.18)
Year ended 7/31/01                            $19.28            --           (1.69)         (1.69)          --       (2.49)
Year ended 7/31/02                            $15.10         (0.06)          (4.33)         (4.39)          --       (0.47)
Six months ended 1/31/03+                     $10.24         (0.03)          (0.45)         (0.48)          --          --
                                              ------         -----           -----          -----        -----       -----
Mid Cap Growth Fund Class A Shares
Year ended 7/31/98                            $16.98         (0.03)           0.98           0.95           --       (1.74)
Year ended 7/31/99                            $16.19         (0.10)           1.17           1.07           --       (1.44)
Year ended 7/31/00                            $15.82         (0.08)           4.60           4.52           --       (1.18)
Year ended 7/31/01                            $19.16            --           (1.73)         (1.73)          --       (2.49)
Year ended 7/31/02                            $14.94         (0.09)          (4.27)         (4.36)          --       (0.47)
Six months ended 1/31/03+                     $10.11         (0.05)          (0.45)         (0.50)          --          --
                                              ------         -----           -----          -----        -----       -----
Mid Cap Growth Fund Class B Shares
10/11/00(d) to 7/31/01                        $17.91            --           (0.56)         (0.56)          --       (2.49)
Year ended 7/31/02                            $14.86         (0.14)          (4.27)         (4.41)          --       (0.47)
Six months ended 1/31/03+                     $ 9.98         (0.08)          (0.44)         (0.52)          --          --
                                              ------         -----           -----          -----        -----       -----
Mid Cap Growth Fund Class C Shares
Year ended 7/31/98                            $16.88         (0.05)           0.89           0.84           --       (1.74)
Year ended 7/31/99                            $15.98         (0.18)           1.16           0.98           --       (1.44)
Year ended 7/31/00                            $15.52         (0.16)           4.47           4.31           --       (1.18)
Year ended 7/31/01                            $18.65            --           (1.80)         (1.80)          --       (2.49)
Year ended 7/31/02                            $14.36         (0.18)          (4.08)         (4.26)          --       (0.47)
Six months ended 1/31/03+                     $ 9.63         (0.07)          (0.44)         (0.51)          --          --
                                              ------         -----           -----          -----        -----       -----
Mid Cap Growth Fund Advisor Shares
10/29/01(d) to 7/31/02                        $13.47         (0.04)          (2.87)         (2.91)          --       (0.47)
Six months ended 1/31/03+                     $10.09         (0.07)          (0.43)         (0.50)          --          --
                                              ------         -----           -----          -----        -----       -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                  Ratios/Supplemental Data
                                     -------------------------------------------------
                                                Ratios of                   Ratios of
                 Net        Total       Net      Expenses   Ratios of Net    Expenses
    Total       Asset      Return     Assets,       to        Investment        to
  Dividends     Value,   (excludes     End of    Average    Income/(Loss)     Average    Portfolio
     and        End of     sales       Period      Net        to Average        Net      Turnover
Distributions   Period    charge)     (000's)     Assets     Net Assets     Assets (a)   Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
    (1.49)      $18.39    27.94%     $719,998    0.93%         0.24%          0.94%         32%
    (1.88)      $15.46    (6.15%)    $760,335    0.94%         0.18%          0.95%         41%
    (0.35)      $19.29    27.98%     $746,428    0.94%         0.14%          0.95%         19%
    (0.19)      $19.02    (0.38%)    $804,758    0.91%        (0.11%)         0.92%         28%
    (0.06)      $17.86    (5.75%)*   $724,275    0.93%**      (0.16%)**       0.93%**       13%
    (0.56)      $13.70   (20.80%)    $485,623    0.93%        (0.21%)         0.96%         25%
       --       $12.83    (6.35%)*   $367,417    0.92%**      (0.10%)**       1.00%**       33%
    -----       ------   ------      --------    ----         -----           ----          --

    (1.47)      $18.33    27.71%     $ 22,784    1.18%        (0.01%)         1.19%         32%
    (1.85)      $15.39    (6.40%)    $ 23,455    1.19%        (0.07%)         1.20%         41%
    (0.33)      $19.19    27.73%     $ 26,282    1.19%        (0.11%)         1.20%         19%
    (0.19)      $18.87    (0.59%)    $ 25,231    1.16%        (0.36%)         1.17%         28%
    (0.06)      $17.71    (5.85%)*   $ 21,481    1.18%**      (0.41%)**       1.18%**       13%
    (0.56)      $13.52   (21.15%)    $ 16,468    1.18%        (0.46%)         1.21%         25%
       --       $12.64    (6.51%)*   $ 13,041    1.17%**      (0.35%)**       1.25%**       33%
    -----       ------   ------      --------    ----         -----           ----          --

    (0.56)      $13.59   (13.01%)*   $    872    1.93%**      (1.25%)**       1.98%**       25%
       --       $12.66    (6.84%)*   $  1,032    1.92%**      (1.10%)**       2.00%**       33%
    -----       ------   ------      --------    ----         -----           ----          --

    (0.56)      $13.59   (13.01%)*   $    346    1.93%**      (1.26%)**       1.97%**       25%
       --       $12.66    (6.84%)*   $    320    1.92%**      (1.10%)**       2.00%**       33%
    -----       ------   ------      --------    ----         -----           ----          --

    (0.56)      $13.64   (12.69%)*   $    220    1.43%**      (0.74%)**       1.48%**       25%
       --       $12.74    (6.60%)*   $    170    1.42%**      (0.59%)**       1.50%**       33%
    -----       ------   ------      --------    ----         -----           ----          --

    (1.44)      $15.87    13.13%*    $191,987    0.97%**      (0.26%)**       1.04%**       49%
    (1.18)      $19.28    30.65%     $242,641    0.99%        (0.26%)         1.04%         42%
    (2.49)      $15.10    (9.94%)    $255,634    1.02%        (0.24%)         1.06%         26%
    (0.47)      $10.24   (30.02%)    $207,807    1.12%        (0.49%)         1.14%         27%
       --       $ 9.76    (4.69%)*   $261,018    1.11%**      (0.62%)**       1.11%**       18%
    -----       ------   ------      --------    ----         -----           ----          --

    (1.74)      $16.19     5.69%     $217,547    1.01%        (0.19%)         1.41%         44%
    (1.44)      $15.82     7.29%     $ 27,966    1.28%        (0.59%)         1.39%         49%
    (1.18)      $19.16    30.22%     $ 36,430    1.24%        (0.51%)         1.29%         42%
    (2.49)      $14.94   (10.18%)    $ 41,278    1.28%        (0.49%)         1.32%         26%
    (0.47)      $10.11   (30.21%)    $ 30,165    1.36%        (0.74%)         1.39%         27%
       --       $ 9.61    (4.85%)*   $ 26,669    1.36%**      (0.87%)**       1.36%**       18%
    -----       ------   ------      --------    ----         -----           ----          --

    (2.49)      $14.86    (4.46%)*   $  3,757    2.05%**      (1.24%)**       2.09%**       26%
    (0.47)      $ 9.98   (30.65%)    $  5,008    2.12%        (1.51%)         2.15%         27%
       --       $ 9.46    (5.21%)*   $  4,810    2.11%**      (1.62%)**       2.11%**       18%
    -----       ------   ------      --------    ----         -----           ----          --

    (1.74)      $15.98     5.03%     $  1,049    1.61%        (0.81%)         2.05%         44%
    (1.44)      $15.52     6.79%     $    794    1.85%        (1.07%)         2.17%         49%
    (1.18)      $18.65    29.48%     $    979    1.74%        (1.01%)         2.04%         42%
    (2.49)      $14.36   (10.95%)    $  1,410    1.99%        (1.20%)         2.15%         26%
    (0.47)      $ 9.63   (30.67%)    $  1,061    2.12%        (1.49%)         2.14%         27%
       --       $ 9.12    (5.30%)*   $  1,076    2.11%**      (1.62%)**       2.11%**       18%
    -----       ------   ------      --------    ----         -----           ----          --

    (0.47)      $10.09   (19.75%)*   $    145    1.68%**      (1.06%)**       1.71%**       27%
       --       $ 9.59    (4.96%)*   $    103    1.61%**      (1.11%)**       1.61%**       18%
    -----       ------   ------      --------    ----         -----           ----          --

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                                   Change in Net Assets                       Less Dividends and
                                                                 Resulting from Operations                    Distributions from
                                                              -------------------------------               ---------------------
                                                                               Net Realized
                                                                                   and
                                                                                Unrealized      Change in
                                                  Net Asset                   Gains/(Losses)   Net Assets
                                                    Value,         Net             from         Resulting      Net          Net
                                                  Beginning    Investment       Investment        from      Investment   Realized
                                                  of Period   Income/(Loss)    Transactions    Operations     Income       Gains
                                                  ---------   -------------   --------------   ----------   ----------   --------
Large Cap Opportunity Fund Institutional Shares
8/11/98(d) to 7/31/99                               $31.26        (0.06)            6.71           6.65           --      (0.63)
Year ended 7/31/00                                  $37.28        (0.09)            1.59           1.50           --      (0.55)
Year ended 7/31/01                                  $38.23           --           (11.73)        (11.73)          --      (1.03)
Year ended 7/31/02                                  $25.47        (0.21)           (7.20)         (7.41)          --         --
Six months ended 1/31/03+                           $18.06        (0.07)           (1.69)         (1.76)          --         --
                                                    ------        -----           ------         ------        -----      -----
Large Cap Opportunity Fund Class A Shares (e)
Year ended 7/31/97                                  $23.96         0.13             8.25           8.38        (0.13)     (4.50)
1/1/98 to 7/31/98                                   $27.71        (0.02)            5.13           5.11           --      (0.47)
Year ended 7/31/99                                  $32.35        (0.09)            5.57           5.48           --      (0.63)
Year ended 7/31/00                                  $37.20        (0.21)            1.61           1.40           --      (0.55)
Year ended 7/31/01                                  $38.05           --           (11.74)        (11.74)          --      (1.03)
Year ended 7/31/02                                  $25.28        (0.29)           (7.11)         (7.40)          --         --
Six months ended 1/31/03+                           $17.88        (0.09)           (1.68)         (1.77)          --         --
                                                    ------        -----           ------         ------        -----      -----
Large Cap Opportunity Fund Class B Shares
10/11/00(d) to 7/31/01                              $34.43           --            (7.81)         (7.81)          --      (1.03)
Year ended 7/31/02                                  $25.59        (0.34)           (7.40)         (7.74)          --         --
Six months ended 1/31/03+                           $17.85        (0.16)           (1.67)         (1.83)          --         --
                                                    ------        -----           ------         ------        -----      -----
Large Cap Opportunity Fund Class C Shares
3/9/98(d) to 7/31/98                                $30.16        (0.04)            2.16           2.12           --         --
Year ended 7/31/99                                  $32.28        (0.23)            5.50           5.27           --      (0.63)
Year ended 7/31/00                                  $36.92        (0.47)            1.66           1.19           --      (0.55)
Year ended 7/31/01                                  $37.56           --           (11.78)        (11.78)          --      (1.03)
Year ended 7/31/02                                  $24.75        (0.50)           (6.88)         (7.38)          --         --
Six months ended 1/31/03+                           $17.37        (0.15)           (1.62)         (1.77)          --         --
                                                    ------        -----           ------         ------        -----      -----
Quality Growth Fund Institutional Shares
8/11/98(d) to 7/31/99                               $19.45        (0.02)            5.89           5.87           --      (1.95)
Year ended 7/31/00                                  $23.37        (0.02)            4.06           4.04           --      (1.17)
Year ended 7/31/01                                  $26.24           --            (4.85)         (4.85)          --      (2.91)
Year ended 7/31/02                                  $18.48        (0.04)           (4.94)         (4.98)          --      (0.59)
Six months ended 1/31/03+                           $12.91         0.01            (1.18)         (1.17)          --^        --
                                                    ------        -----           ------         ------        -----      -----
Quality Growth Fund Class A Shares
Year ended 7/31/98                                  $19.23         0.03             2.49           2.52        (0.03)     (1.46)
Year ended 7/31/99                                  $20.26        (0.06)            5.06           5.00           --      (1.95)
Year ended 7/31/00                                  $23.31        (0.07)            4.05           3.98           --      (1.17)
Year ended 7/31/01                                  $26.12           --            (4.88)         (4.88)          --      (2.91)
Year ended 7/31/02                                  $18.33        (0.08)           (4.89)         (4.97)          --      (0.59)
Six months ended 1/31/03+                           $12.77        (0.01)           (1.16)         (1.17)          --^        --
                                                    ------        -----           ------         ------        -----      -----
Quality Growth Fund Class B Shares
10/11/00(d) to 7/31/01                              $24.17           --            (3.03)         (3.03)          --      (2.91)
Year ended 7/31/02                                  $18.23        (0.16)           (4.88)         (5.04)          --      (0.59)
Six months ended 1/31/03+                           $12.60        (0.06)           (1.13)         (1.19)          --^        --
                                                    ------        -----           ------         ------        -----      -----
Quality Growth Fund Class C Shares
Year ended 7/31/98                                  $19.18        (0.07)            2.45           2.38           --      (1.46)
Year ended 7/31/99                                  $20.10        (0.18)            5.00           4.82           --      (1.95)
Year ended 7/31/00                                  $22.97        (0.19)            3.98           3.79           --      (1.17)
Year ended 7/31/01                                  $25.59           --            (4.90)         (4.90)          --      (2.91)
Year ended 7/31/02                                  $17.78        (0.20)           (4.71)         (4.91)          --      (0.59)
Six months ended 1/31/03+                           $12.28        (0.05)           (1.12)         (1.17)          --^        --
                                                    ------        -----           ------         ------        -----      -----
Quality Growth Fund Advisor Shares
10/29/01(d) to 7/31/02                              $16.79        (0.03)           (3.42)         (3.45)          --      (0.59)
Six months ended 1/31/03+                           $12.75        (0.02)           (1.17)         (1.19)          --^        --
                                                    ------        -----           ------         ------        -----      -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                        Ratios/Supplemental Data
                                     -------------------------------------------------------------
                                                Ratios of                   Ratios of
                  Net      Total        Net     Expenses    Ratios of Net    Expenses
    Total        Asset    Return      Assets,      to        Investment         to
  Dividends     Value,   (excludes    End of     Average    Income/(Loss)     Average    Portfolio
     and        End of     sales      Period       Net       to Average         Net       Turnover
Distributions   Period    charge)     (000's)    Assets       Net Assets    Assets (a)    Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
    (0.63)      $37.28     21.53%*   $ 61,943     1.21%**     (0.24%)**        1.22%**       51%
    (0.55)      $38.23      4.07%    $ 58,939     1.07%       (0.23%)          1.07%         53%
    (1.03)      $25.47    (31.27%)   $ 31,415     1.11%       (0.48%)          1.24%        139%
       --       $18.06    (29.09%)   $ 16,623     1.38%       (0.79%)          1.38%         70%
       --       $16.30     (9.75%)*  $ 13,351     1.49%**     (0.77%)**        1.63%**       26%
    -----       ------    ------     --------     ----        -----            ----         ---

    (4.63)      $27.71     35.40%    $ 22,272     1.12%        0.46%           1.12%         50%
    (0.47)      $32.35     18.58%*   $ 35,549     1.28%**     (0.12%)**        1.58%**       38%
    (0.63)      $37.20     17.18%    $ 49,936     1.41%       (0.47%)          1.43%         51%
    (0.55)      $38.05      3.81%    $ 42,842     1.32%       (0.47%)          1.32%         53%
    (1.03)      $25.28    (31.44%)   $ 20,106     1.36%       (0.73%)          1.48%        139%
       --       $17.88    (29.27%)   $  9,132     1.63%       (1.03%)          1.63%         70%
       --       $16.11     (9.90%)*  $  7,713     1.74%**     (1.02%)**        1.88%**       26%
    -----       ------    ------     --------     ----        -----            ----         ---

    (1.03)      $25.59    (23.35%)*  $    158     2.17%**     (1.54%)**        2.57%**      139%
       --       $17.85    (30.25%)   $    285     2.27%       (1.89%)          2.27%         70%
       --       $16.02    (10.25%)*  $    240     2.49%**     (1.77%)**        2.63%**       26%
    -----       ------    ------     --------     ----        -----            ----         ---

       --       $32.28      7.07%*   $    922     2.17%**     (0.84%)**        2.59%**       38%
    (0.63)      $36.92     16.56%    $  6,653     1.95%       (1.00%)          2.21%         51%
    (0.55)      $37.56      3.26%    $  4,171     1.82%       (0.97%)          2.07%         53%
    (1.03)      $24.75    (31.97%)   $  1,935     2.05%       (1.42%)          2.32%        139%
       --       $17.37    (29.82%)   $    837     2.38%       (1.78%)          2.38%         70%
       --       $15.60    (10.19%)*  $    710     2.49%**     (1.77%)**        2.63%**       26%
    -----       ------    ------     --------     ----        -----            ----         ---

    (1.95)      $23.37     32.08%*   $583,753     1.00%**     (0.10%)**        1.05%**       34%
    (1.17)      $26.24     17.82%    $814,820     1.00%       (0.10%)          1.03%         21%
    (2.91)      $18.48    (19.93%)   $716,251     1.02%       (0.22%)          1.02%         20%
    (0.59)      $12.91    (27.90%)   $566,235     1.09%       (0.24%)          1.09%         20%
       --^      $11.74     (9.06%)*  $625,884     1.09%**      0.10%**         1.09%**        9%
    -----       ------    ------     --------     ----        -----            ----         ---

    (1.49)      $20.26     14.12%    $520,068     1.00%        0.10%           1.37%         45%
    (1.95)      $23.31     26.48%    $116,963     1.21%       (0.29%)          1.29%         34%
    (1.17)      $26.12     17.60%    $208,342     1.25%       (0.35%)          1.28%         21%
    (2.91)      $18.33    (20.16%)   $340,596     1.28%       (0.46%)          1.28%         20%
    (0.59)      $12.77    (28.08%)   $221,972     1.34%       (0.49%)          1.34%         20%
       --^      $11.60     (9.16%)*  $178,303     1.34%**     (0.15%)**        1.34%**        9%
    -----       ------    ------     --------     ----        -----            ----         ---

    (2.91)      $18.23    (24.58%)*  $ 14,531     2.05%**     (1.22%)**        2.05%**       20%
    (0.59)      $12.60    (28.63%)   $ 19,678     2.10%       (1.25%)          2.10%         20%
       --^      $11.41     (9.44%)*  $ 17,586     2.09%**     (0.90%)**        2.09%**        9%
    -----       ------    ------     --------     ----        -----            ----         ---

    (1.46)      $20.10     13.41%    $  8,357     1.63%       (0.54%)          2.02%         45%
    (1.95)      $22.97     25.76%    $  9,775     1.80%       (0.89%)          2.10%         34%
    (1.17)      $25.59     17.01%    $ 13,791     2.00%       (0.85%)          2.28%         21%
    (2.91)      $17.78    (20.71%)   $ 11,687     1.98%       (1.17%)          2.11%         20%
    (0.59)      $12.28    (28.62%)   $  8,044      2.0%       (1.24%)          2.09%         20%
       --^      $11.11     (9.53%)*  $  7,130     2.09%**     (0.90%)**        2.09%**        9%
    -----       ------    ------     --------     ----        -----            ----         ---

    (0.59)      $12.75    (19.05%)*  $    366     1.69%**     (0.80%)**        1.69%**       20%
       --^      $11.56     (9.33%)*  $    441     1.59%**     (0.40%)**        1.59%**        9%
    -----       ------    ------     --------     ----        -----            ----         ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                            Change in Net Assets                      Less Dividends and
                                                          Resulting from Operations                   Distributions from
                                                       ------------------------------                ---------------------
                                                                        Net Realized
                                                                             and
                                                                         Unrealized     Change in
                                           Net Asset                   Gains/(Losses)   Net Assets
                                             Value,         Net             from        Resulting        Net         Net
                                           Beginning     Investment      Investment        from      Investment   Realized
                                           of Period   Income/(Loss)    Transactions    Operations     Income       Gains
                                           ---------   -------------   --------------   ----------   ----------   --------
Large Cap Core Fund Institutional Shares
Year ended 12/31/97                          $13.90         0.25             3.04           3.29       (0.25)       (1.39)
Year ended 12/31/98                          $15.55         0.13             4.03           4.16       (0.14)       (1.54)
Year ended 12/31/99                          $18.03         0.12             3.20           3.32       (0.12)       (0.81)
Year ended 12/31/00                          $20.42         0.07            (2.24)         (2.17)      (0.07)       (1.34)
1/1/01 to 7/31/01(c)                         $16.84         0.03            (1.43)         (1.40)      (0.03)       (0.24)
Year ended 7/31/02                           $15.17         0.08            (3.66)         (3.58)      (0.08)       (0.31)
Six months ended 1/31/03+                    $11.20         0.06            (0.88)         (0.82)      (0.05)          --
                                             ------         ----            -----          -----       -----        -----
Large Cap Core Fund Class A Shares
Year ended 12/31/97                          $13.81         0.21             3.02           3.23       (0.21)       (1.39)
Year ended 12/31/98                          $15.44         0.08             4.00           4.08       (0.10)       (1.54)
Year ended 12/31/99                          $17.88         0.07             3.18           3.25       (0.07)       (0.81)
Year ended 12/31/00                          $20.25         0.02            (2.22)         (2.20)      (0.02)       (1.34)
1/1/01 to 7/31/01(c)                         $16.69         0.02            (1.42)         (1.40)      (0.03)       (0.24)
Year ended 7/31/02                           $15.02         0.05            (3.62)         (3.57)      (0.07)       (0.31)
Six months ended 1/31/03+                    $11.07         0.04            (0.87)         (0.83)      (0.04)          --
                                             ------         ----            -----          -----       -----        -----
Large Cap Core Fund Class B Shares
10/29/01(d) to 7/31/02                       $13.86         0.02            (2.41)         (2.39)      (0.04)       (0.31)
Six months ended 1/31/03+                    $11.12           --^           (0.85)         (0.85)      (0.02)          --
                                             ------         ----            -----          -----       -----        -----
Large Cap Core Fund Class C Shares
10/29/01(d) to 7/31/02                       $13.86         0.03            (2.40)         (2.37)      (0.03)       (0.31)
Six months ended 1/31/03+                    $11.15           --^           (0.87)         (0.87)      (0.02)          --
                                             ------         ----            -----          -----       -----        -----
Equity Index Fund Institutional Shares
Year ended 12/31/97                          $14.71         0.25             4.50           4.75       (0.25)       (0.07)
Year ended 12/31/98                          $19.14         0.24             5.14           5.38       (0.24)       (0.04)
Year ended 12/31/99                          $24.24         0.24             4.68           4.92       (0.24)       (0.61)
Year ended 12/31/00                          $28.31         0.22            (2.81)         (2.59)      (0.22)       (0.32)
1/1/01 to 7/31/01(c)                         $25.18         0.12            (2.08)         (1.96)      (0.11)          --
Year ended 7/31/02                           $23.11         0.23            (5.70)         (5.47)      (0.22)          --
Six months ended 1/31/03+                    $17.42         0.13            (1.08)         (0.95)      (0.13)          --
                                             ------         ----            -----          -----       -----        -----
Equity Index Fund Class A Shares
Year ended 12/31/97                          $14.72         0.20             4.51           4.71       (0.21)       (0.07)
Year ended 12/31/98                          $19.15         0.18             5.14           5.32       (0.18)       (0.04)
Year ended 12/31/99                          $24.25         0.18             4.68           4.86       (0.18)       (0.61)
Year ended 12/31/00                          $28.32         0.15            (2.80)         (2.65)      (0.15)       (0.32)
1/1/01 to 7/31/01(c)                         $25.20         0.09            (2.09)         (2.00)      (0.10)          --
Year ended 7/31/02                           $23.10         0.17            (5.69)         (5.52)      (0.20)          --
Six months ended 1/31/03+                    $17.38         0.10            (1.08)         (0.98)      (0.11)          --
                                             ------         ----            -----          -----       -----        -----
Equity Index Fund Class B Shares
10/29/01(d) to 7/31/02                       $21.07         0.06            (3.69)         (3.63)      (0.12)          --
Six months ended 1/31/03+                    $17.32         0.04            (1.08)         (1.04)      (0.07)          --
                                             ------         ----            -----          -----       -----        -----
Equity Index Fund Class C Shares
10/29/01(d) to 7/31/02                       $21.07         0.10            (3.73)         (3.63)      (0.11)          --
Six months ended 1/31/03+                    $17.33         0.04            (1.07)         (1.03)      (0.08)          --
                                             ------         ----            -----          -----       -----        -----
Equity Index Fund Advisor Shares
10/29/01(d) to 7/31/02                       $21.07         0.13            (3.67)         (3.54)      (0.14)          --
Six months ended 1/31/03+                    $17.39         0.10            (1.09)         (0.99)      (0.11)          --
                                             ------         ----            -----          -----       -----        -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                       Ratios/Supplemental Data
                                     ------------------------------------------------------------
                                                Ratios of                   Ratios of
                 Net       Total        Net     Expenses   Ratios of Net    Expenses
    Total       Asset      Return     Assets,      to        Investment        to
  Dividends     Value,   (excludes    End of     Average   Income/(Loss)     Average    Portfolio
     and        End of     sales      Period       Net       to Average        Net       Turnover
Distributions   Period    charge)     (000's)    Assets      Net Assets    Assets (a)    Rate (b)
-------------   ------   ---------   --------   --------   -------------   ----------   ---------
    (1.64)      $15.55    24.14%     $697,973    0.92%        1.61%          0.93%         88%
    (1.68)      $18.03    28.07%     $827,828    0.93%        0.77%          0.94%         20%
    (0.93)      $20.42    18.79%     $822,414    0.92%        0.62%          0.93%          9%
    (1.41)      $16.84   (11.25%)    $624,860    0.91%        0.35%          0.92%         14%
    (0.27)      $15.17    (8.24%)*   $547,524    0.93%**      0.40%**        0.94%**        5%
    (0.39)      $11.20   (24.07%)    $520,727    0.93%        0.64%          0.97%          5%
    (0.05)      $10.33    (7.30%)*   $294,934    0.92%**      1.02%**        0.99%**        9%
    -----       ------   ------      --------    ----         ----           ----         ---

    (1.60)      $15.44    23.89%     $ 35,343    1.17%        1.31%          1.18%         88%
    (1.64)      $17.88    27.68%     $ 50,458    1.18%        0.50%          1.19%         20%
    (0.88)      $20.25    18.53%     $ 58,336    1.18%        0.36%          1.19%          9%
    (1.36)      $16.69   (11.47%)    $ 47,847    1.16%        0.10%          1.17%         14%
    (0.27)      $15.02    (8.36%)*   $ 38,659    1.18%**      0.15%**        1.19%**        5%
    (0.38)      $11.07   (24.25%)    $ 23,320    1.18%        0.38%          1.22%          5%
    (0.04)      $10.20    (7.47%)*   $ 19,206    1.17%**      0.76%**        1.25%**        9%
    -----       ------   ------      --------    ----         ----           ----         ---

    (0.35)      $11.12   (15.86%)*   $    361    1.93%**     (0.36%)**       1.99%**        5%
    (0.02)      $10.25    (7.65%)*   $    420    1.92%**      0.00%**        2.00%**        9%
    -----       ------   ------      --------    ----         ----           ----         ---

    (0.34)      $11.15   (15.66%)*   $     20    1.90%**     (0.12%)**       1.97%**        5%
    (0.02)      $10.26    (7.81%)*   $     23    1.92%**      0.01%**        2.00%**        9%
    -----       ------   ------      --------    ----         ----           ----         ---

    (0.32)      $19.14    32.55%     $590,241    0.43%        1.44%          0.54%          1%
    (0.28)      $24.24    28.26%     $771,147    0.42%        1.10%          0.55%         12%
    (0.85)      $28.31    20.55%     $875,780    0.42%        0.92%          0.54%          9%
    (0.54)      $25.18    (9.30%)    $860,647    0.40%        0.80%          0.53%          9%
    (0.11)      $23.11    (7.83%)*   $822,909    0.40%**      0.86%**        0.53%**        4%
    (0.22)      $17.42   (23.82%)    $608,556    0.41%        1.06%          0.56%          9%
    (0.13)      $16.34    (5.48%)*   $514,765    0.40%**      1.43%**        0.60%**        1%
    -----       ------   ------      --------    ----         ----           ----         ---

    (0.28)      $19.15    32.24%     $ 27,922    0.68%        1.20%          0.79%          1%
    (0.22)      $24.25    27.93%     $ 38,205    0.67%        0.85%          0.80%         12%
    (0.79)      $28.32    20.24%     $ 47,836    0.67%        0.67%          0.79%          9%
    (0.47)      $25.20    (9.52%)    $ 38,930    0.65%        0.55%          0.78%          9%
    (0.10)      $23.10    (7.94%)*   $ 33,765    0.65%**      0.61%**        0.78%**        4%
    (0.20)      $17.38   (24.03%)    $ 24,817    0.66%        0.81%          0.81%          9%
    (0.11)      $16.29    (5.63%)*   $ 26,114    0.65%**      1.17%**        0.85%**        1%
    -----       ------   ------      --------    ----         ----           ----         ---

    (0.12)      $17.32   (15.32%)*   $  1,315    1.40%**      0.08%**        1.57%**        9%
    (0.07)      $16.21    (5.99%)*   $  1,601    1.40%**      0.42%**        1.60%**        1%
    -----       ------   ------      --------    ----         ----           ----         ---

    (0.11)      $17.33   (15.30%)*   $    635    1.41%**      0.11%**        1.58%**        9%
    (0.08)      $16.22    (5.96%)*   $    904    1.40%**      0.42%**        1.60%**        1%
    -----       ------   ------      --------    ----         ----           ----         ---

    (0.14)      $17.39   (14.89%)*   $      7    0.82%**      0.62%**        0.88%**        9%
    (0.11)      $16.29    (5.72%)*   $     89    0.90%**      0.93%**        1.10%**        1%
    -----       ------   ------      --------    ----         ----           ----         ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                             Change in Net Assets                       Less Dividends and
                                                           Resulting from Operations                    Distributions from
                                                        ------------------------------                 ---------------------
                                                                         Net Realized
                                                                             and
                                                                         Unrealized       Change in
                                            Net Asset                   Gains/(Losses)   Net Assets
                                              Value,         Net             from         Resulting      Net          Net
                                            Beginning    Investment        Investment       from      Investment   Realized
                                            of Period   Income/(Loss)    Transactions    Operations     Income       Gains
                                            ---------   -------------   --------------   ----------   ----------   --------
Balanced Fund Institutional Shares
8/11/98(d) to 7/31/99                         $14.60         0.22            2.27           2.49        (0.22)      (0.74)
Year ended 7/31/00                            $16.13         0.23            2.60           2.83        (0.23)      (1.34)
Year ended 7/31/01                            $17.39         0.18           (1.97)         (1.79)       (0.21)      (2.00)
Year ended 7/31/02(f)                         $13.39         0.14           (2.27)         (2.13)       (0.15)      (0.20)
Six months ended 1/31/03+                     $10.91         0.08           (0.36)         (0.28)       (0.09)         --
                                              ------        -----           -----          -----        -----       -----
Balanced Fund Class A Shares
Year ended 7/31/98                            $15.33         0.27            0.92           1.19        (0.28)      (1.25)
Year ended 7/31/99                            $14.99         0.20            1.86           2.06        (0.19)      (0.74)
Year ended 7/31/00                            $16.12         0.17            2.62           2.79        (0.20)      (1.34)
Year ended 7/31/01                            $17.37         0.18           (2.00)         (1.82)       (0.20)      (2.00)
Year ended 7/31/02(f)                         $13.35         0.12           (2.27)         (2.15)       (0.14)      (0.20)
Six months ended 1/31/03+                     $10.86         0.07           (0.37)         (0.30)       (0.08)         --
                                              ------        -----           -----          -----        -----       -----
Balanced Fund Class B Shares
10/11/00(d) to 7/31/01                        $16.53         0.17           (1.27)         (1.10)       (0.15)      (2.00)
Year ended 7/31/02(f)                         $13.28         0.02           (2.24)         (2.22)       (0.11)      (0.20)
Six months ended 1/31/03+                     $10.75         0.03           (0.37)         (0.34)       (0.05)         --
                                              ------        -----           -----          -----        -----       -----
Balanced Fund Class C Shares
Year ended 7/31/98                            $15.34         0.17            0.92           1.09        (0.17)      (1.25)
Year ended 7/31/99                            $15.01         0.11            1.88           1.99        (0.13)      (0.74)
Year ended 7/31/00                            $16.13         0.12            2.57           2.69        (0.13)      (1.34)
Year ended 7/31/01                            $17.35         0.15           (2.07)         (1.92)       (0.17)      (2.00)
Year ended 7/31/02(f)                         $13.26         0.02           (2.24)         (2.22)       (0.11)      (0.20)
Six months ended 1/31/03+                     $10.73         0.03           (0.36)         (0.33)       (0.05)         --
                                              ------        -----           -----          -----        -----       -----
Balanced Fund Advisor Shares
10/29/01(d) to 7/31/02(f)                     $12.58         0.07           (1.50)         (1.43)       (0.11)      (0.20)
Six months ended 1/31/03+                     $10.84         0.05           (0.35)         (0.30)       (0.07)         --
                                              ------        -----           -----          -----        -----       -----
Micro Cap Value Fund Institutional Shares
2/1/98(d) to 12/31/98                         $ 5.00        (0.05)          (0.09)         (0.14)          --       (0.04)
Year ended 12/31/99                           $ 4.82        (0.04)           1.08           1.04           --       (0.24)
Year ended 12/31/00                           $ 5.62         0.06           (0.13)         (0.07)       (0.05)      (0.59)
Year ended 12/31/01                           $ 4.91         0.01            1.11           1.12           --          --^
1/1/02 to 7/31/02(c)                          $ 6.03        (0.01)          (0.13)         (0.14)          --          --
Six months ended 1/31/03+                     $ 5.89        (0.01)           0.25           0.24           --       (0.05)
                                              ------        -----           -----          -----        -----       -----
Micro Cap Value Fund Class A Shares
8/13/01(d) to 12/31/01                        $ 5.93        (0.01)           0.04           0.03           --          --
1/1/02 to 7/31/02(c)                          $ 5.96        (0.02)          (0.12)         (0.14)          --          --
Six months ended 1/31/03+                     $ 5.82        (0.01)           0.24           0.23           --       (0.05)
                                              ------        -----           -----          -----        -----       -----
Micro Cap Value Fund Class B Shares
8/13/01(d) to 12/31/01                        $ 5.93        (0.01)           0.03           0.02           --          --
1/1/02 to 7/31/02(c)                          $ 5.95        (0.03)          (0.13)         (0.16)          --          --
Six months ended 1/31/03+                     $ 5.79        (0.04)           0.24           0.20           --       (0.05)
                                              ------        -----           -----          -----        -----       -----
Micro Cap Value Fund Class C Shares
8/13/01(d) to 12/31/01                        $ 5.93        (0.01)           0.04           0.03           --          --
1/1/02 to 7/31/02(c)                          $ 5.96        (0.03)          (0.14)         (0.17)          --          --
Six months ended 1/31/03+                     $ 5.79        (0.04)           0.24           0.20           --       (0.05)
                                              ------        -----           -----          -----        -----       -----
Micro Cap Value Fund Advisor Shares
2/1/98(d) to 12/31/98                         $ 5.00        (0.07)          (0.09)         (0.16)          --       (0.04)
Year ended 12/31/99                           $ 4.80        (0.06)           1.08           1.02           --       (0.24)
Year ended 12/31/00                           $ 5.58         0.03           (0.11)         (0.08)       (0.03)      (0.59)
Year ended 12/31/01                           $ 4.88        (0.02)           1.10           1.08           --          --^
1/1/02 to 7/31/02(c)                          $ 5.96        (0.04)          (0.11)         (0.15)          --          --
Six months ended 1/31/03+                     $ 5.81        (0.03)           0.25           0.22           --       (0.05)
                                              ------        -----           -----          -----        -----       -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                        Ratios/Supplemental Data
                                     -------------------------------------------------------------
                                                Ratios of                   Ratios of
                  Net      Total        Net     Expenses    Ratios of Net    Expenses
    Total        Asset    Return      Assets,      to        Investment         to
  Dividends     Value,   (excludes    End of     Average    Income/(Loss)     Average    Portfolio
     and        End of     sales      Period       Net       to Average         Net       Turnover
Distributions   Period    charge)     (000's)    Assets       Net Assets    Assets (a)    Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
    (0.96)      $16.13     17.63%*   $139,616     1.00%**        1.54%**       1.04%**      128%
    (1.57)      $17.39     18.60%    $171,923     1.00%          1.55%         1.06%        122%
    (2.21)      $13.39    (11.64%)   $211,221     1.01%          1.48%         1.07%         77%
    (0.35)      $10.91    (16.34%)   $189,730     1.10%          1.11%         1.13%         78%
    (0.09)      $10.54     (2.58%)*  $175,470     1.09%**        1.50%**       1.12%**       64%
    -----       ------    ------     --------     ----          -----          ----         ---

    (1.53)      $14.99      8.41%    $173,177     1.00%          1.84%         1.43%        135%
    (0.93)      $16.12     14.30%    $ 79,686     1.28%          1.22%         1.34%        128%
    (1.54)      $17.37     18.28%    $104,750     1.25%          1.30%         1.31%        122%
    (2.20)      $13.35    (11.84%)   $106,275     1.26%          1.23%         1.32%         77%
    (0.34)      $10.86    (16.53%)   $ 81,079     1.34%          0.86%         1.38%         78%
    (0.08)      $10.48     (2.76%)*  $ 71,443     1.34%**        1.25%**       1.37%**       64%
    -----       ------    ------     --------     ----          -----          ----         ---

    (2.15)      $13.28     (8.14%)*  $ 10,239     2.03%**        0.42%**       2.09%**       77%
    (0.31)      $10.75    (17.14%)   $ 14,007     2.10%          0.10%         2.14%         78%
    (0.05)      $10.36     (3.13%)*  $ 13,473     2.09%**        0.50%**       2.12%**       64%
    -----       ------    ------     --------     ----          -----          ----         ---

    (1.42)      $15.01      7.67%    $  4,796     1.58%          1.24%         2.07%        135%
    (0.87)      $16.13     13.78%    $  6,692     1.76%          0.78%         2.05%        128%
    (1.47)      $17.35     17.66%    $  7,815     1.75%          0.80%         2.06%        122%
    (2.17)      $13.26    (12.47%)   $  6,883     1.96%          0.53%         2.15%         77%
    (0.31)      $10.73    (17.16%)   $  4,963     2.09%          0.11%         2.13%         78%
    (0.05)      $10.35     (3.04%)*  $  4,987     2.09%**        0.50%**       2.12%**       64%
    -----       ------    ------     --------     ----          -----          ----         ---

    (0.31)      $10.84     (9.24%)*  $     38     1.63%**        0.55%**       1.68%**       78%
    (0.07)      $10.47     (2.76%)*  $     55     1.59%**        0.98%**       1.62%**       64%
    -----       ------    ------     --------     ----          -----          ----         ---

    (0.04)      $ 4.82     (2.87%)*  $  1,156     2.19%**       (0.83%)**      2.19%**      109%
    (0.24)      $ 5.62     21.60%    $  3,283     1.60%         (0.32%)        1.60%         96%
    (0.64)      $ 4.91     (1.21%)   $  6,743     1.40%          1.03%         1.40%        116%
       --^      $ 6.03     22.90%    $ 14,957     1.29%          0.21%         1.35%         47%
       --       $ 5.89     (2.32%)*  $ 45,538     1.40%**       (0.51%)**      1.68%**       16%
    (0.05)      $ 6.08      4.00%*   $ 69,701     1.40%**       (0.48%)**      1.55%**        8%
    -----       ------    ------     --------     ----          -----          ----         ---

       --       $ 5.96      0.56%*   $    862     1.59%**       (0.36%)**      1.78%**       47%
       --       $ 5.82     (2.35%)*  $  5,030     1.66%**       (0.77%)**      1.95%**       16%
    (0.05)      $ 6.00      3.87%*   $  9,034     1.65%**       (0.66%)**      1.81%**        8%
    -----       ------    ------     --------     ----          -----          ----         ---

       --       $ 5.95      0.39%*   $    352     2.31%**       (1.08%)**      2.52%**       47%
       --       $ 5.79     (2.69%)*  $  2,709     2.42%**       (1.50%)**      2.72%**       16%
    (0.05)      $ 5.94      3.37%*   $  2,956     2.40%**       (1.47%)**      2.56%**        8%
    -----       ------    ------     --------     ----          -----          ----         ---

       --       $ 5.96      0.56%*   $     59     2.32%**       (0.97%)**      2.57%**       47%
       --       $ 5.79     (2.85%)*  $    712     2.42%**       (1.52%)**      2.73%**       16%
    (0.05)      $ 5.94      3.37%*   $    706     2.40%**       (1.46%)**      2.56%**        8%
    -----       ------    ------     --------     ----          -----          ----         ---

    (0.04)      $ 4.80     (3.27%)*  $  3,159     2.69%**       (1.33%)**      2.69%**      109%
    (0.24)      $ 5.58     21.19%    $  9,128     2.10%         (0.82%)        2.10%         96%
    (0.62)      $ 4.88     (1.38%)   $ 15,424     1.90%          0.53%         1.90%        116%
       --^      $ 5.96     22.22%    $ 19,196     1.79%         (0.29%)        1.85%         47%
       --       $ 5.81     (2.52%)*  $ 18,905     1.90%**       (1.02%)**      2.12%**       16%
    (0.05)      $ 5.98      3.71%*   $ 17,595     1.90%**       (0.96%)**      2.06%**        8%
    -----       ------    ------     --------     ----          -----          ----         ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                      Change in Net Assets                            Less Dividends and
                                                    Resulting from Operations                         Distributions from
                                                 ------------------------------                -------------------------------
                                                                  Net Realized
                                                                      and
                                                                   Unrealized     Change in
                                     Net Asset                   Gains/(Losses)   Net Assets
                                       Value,         Net             from         Resulting       Net        Net      Return
                                     Beginning     Investment      Investment        from      Investment   Realized     of
                                     of Period   Income/(Loss)    Transactions    Operations     Income      Gains     Capital
                                     ---------   -------------   --------------   ----------   ----------   --------   -------
Multi Cap Value Fund Institutional Shares
2/1/98(d) to 12/31/98                  $15.92           --              --             --           --          --         --
Year ended 12/31/99                    $15.92         0.25            1.86           2.11        (0.26)      (0.25)        --
Year ended 12/31/00                    $17.52         0.28            3.88           4.16        (0.24)      (2.72)     (0.08)
Year ended 12/31/01                    $18.64         0.05            1.43           1.48        (0.07)      (0.91)        --
1/1/02 to 7/31/02(c)                   $19.14           --           (3.28)         (3.28)          --          --         --
Six months ended 1/31/03+              $15.86         0.01           (0.21)         (0.20)          --          --         --
                                       ------        -----           -----          -----        -----       -----      -----
Multi Cap Value Fund Class A Shares
8/13/01(d) to 12/31/01                 $19.44         0.01            0.57           0.58        (0.06)      (0.91)        --
1/1/02 to 7/31/02(c)                   $19.05        (0.02)          (3.26)         (3.28)          --          --         --
Six months ended 1/31/03+              $15.77         0.01           (0.24)         (0.23)          --          --         --
                                       ------        -----           -----          -----        -----       -----      -----
Multi Cap Value Fund Class B Shares
8/13/01(d) to 12/31/01                 $19.44        (0.02)           0.56           0.54        (0.04)      (0.91)        --
1/1/02 to 7/31/02(c)                   $19.03        (0.08)          (3.26)         (3.34)          --          --         --
Six months ended 1/31/03+              $15.69        (0.06)          (0.23)         (0.29)          --          --         --
                                       ------        -----           -----          -----        -----       -----      -----
Multi Cap Value Fund Class C Shares
8/13/01(d) to 12/31/01                 $19.44        (0.01)           0.55           0.54        (0.04)      (0.92)        --
1/1/02 to 7/31/02(c)                   $19.02        (0.08)          (3.25)         (3.33)          --          --         --
Six months ended 1/31/03+              $15.69        (0.07)          (0.22)         (0.29)          --          --         --
                                       ------        -----           -----          -----        -----       -----      -----
Multi Cap Value Fund Advisor Shares
Year ended 12/31/97                    $16.00         0.15            4.33           4.48        (0.15)      (2.10)        --
Year ended 12/31/98                    $18.23         0.20           (1.80)         (1.60)       (0.20)      (0.51)        --
Year ended 12/31/99                    $15.92         0.19            1.86           2.05        (0.23)      (0.25)        --
Year ended 12/31/00                    $17.49         0.18            3.89           4.07        (0.17)      (2.72)     (0.06)
Year ended 12/31/01                    $18.61         0.02            1.37           1.39           --       (0.91)        --
1/1/02 to 7/31/02(c)                   $19.09        (0.04)          (3.27)         (3.31)          --          --         --
Six months ended 1/31/03+              $15.78        (0.03)          (0.22)         (0.25)          --          --         --
                                       ------        -----           -----          -----        -----       -----      -----
Disciplined Large Cap Value Fund Institutional Shares
8/11/98(d) to 7/31/99                  $14.79         0.25            1.86           2.11        (0.26)      (1.45)        --
Year ended 7/31/00                     $15.19         0.21           (1.11)         (0.90)       (0.21)      (0.86)        --
Year ended 7/31/01                     $13.22         0.15            0.17           0.32        (0.14)      (0.28)        --
Year ended 7/31/02                     $13.12         0.09           (1.73)         (1.64)       (0.10)      (0.53)        --
Six months ended 1/31/03+              $10.85         0.09           (0.80)         (0.71)       (0.08)      (0.16)        --
                                       ------        -----           -----          -----        -----       -----      -----
Disciplined Large Cap Value Fund Class A Shares
Year ended 7/31/98                     $14.44         0.26            2.43           2.69        (0.27)      (1.48)        --
Year ended 7/31/99                     $15.38         0.29            1.19           1.48        (0.23)      (1.45)        --
Year ended 7/31/00                     $15.18         0.17           (1.10)         (0.93)       (0.17)      (0.86)        --
Year ended 7/31/01                     $13.22         0.11            0.16           0.27        (0.10)      (0.28)        --
Year ended 7/31/02                     $13.11         0.07           (1.74)         (1.67)       (0.08)      (0.53)        --
Six months ended 1/31/03+              $10.83         0.08           (0.81)         (0.73)       (0.06)      (0.16)        --
                                       ------        -----           -----          -----        -----       -----      -----
Disciplined Large Cap Value Fund Class B Shares
10/11/00(d) to 7/31/01                 $13.40         0.03            0.12           0.15        (0.03)      (0.28)        --
Year ended 7/31/02                     $13.24        (0.02)          (1.74)         (1.76)       (0.02)      (0.53)        --
Six months ended 1/31/03+              $10.93         0.04           (0.80)         (0.76)       (0.04)      (0.16)        --
                                       ------        -----           -----          -----        -----       -----      -----
Disciplined Large Cap Value Fund Class C Shares
Year ended 7/31/98                     $14.45         0.17            2.41           2.58        (0.16)      (1.48)        --
Year ended 7/31/99                     $15.39         0.14            1.26           1.40        (0.15)      (1.45)        --
Year ended 7/31/00                     $15.19         0.10           (1.10)         (1.00)       (0.10)      (0.86)        --
Year ended 7/31/01                     $13.23         0.05            0.14           0.19        (0.04)      (0.28)        --
Year ended 7/31/02                     $13.10        (0.03)          (1.73)         (1.76)       (0.01)      (0.53)        --
Six months ended 1/31/03+              $10.80         0.04           (0.80)         (0.76)       (0.04)      (0.16)        --
                                       ------        -----           -----          -----        -----       -----      -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                      Ratios/Supplemental Data
                                     -------------------------------------------------------------
                                                Ratios of                   Ratios of
                  Net      Total        Net     Expenses    Ratios of Net   Expenses
    Total        Asset    Return      Assets,      to        Investment         to
  Dividends     Value,   (excludes    End of     Average    Income/(Loss)    Average     Portfolio
     and        End of     sales      Period       Net        to Average       Net       Turnover
Distributions   Period    charge)     (000's)     Assets     Net Assets     Assets (a)   Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
      --        $15.92     0.00%*    $   --      1.30%**       1.65%**        1.30%**       118%
   (0.51)       $17.52    13.26%     $    546    1.33%         1.62%          1.33%          78%
   (3.04)       $18.64    23.78%     $    949    1.33%         1.41%          1.33%         121%
   (0.98)       $19.14     7.91%     $ 18,069    1.23%         0.59%          1.26%          80%
      --        $15.86   (17.14%)*   $ 49,844    1.33%**       0.01%**        1.55%**        25%
      --        $15.66    (1.26%)*   $ 70,915    1.34%**       0.16%**        1.45%**        23%
   -----        ------   ------      --------    -----        -----           ----          ---

   (0.97)       $19.05     2.90%*    $  6,395    1.54%**       0.14%**        1.63%**        80%
      --        $15.77   (17.22%)*   $ 18,042    1.59%**      (0.27%)**       1.79%**        25%
      --        $15.54    (1.46%)*   $ 15,394    1.59%**       0.07%**        1.70%**        23%
   -----        ------   ------      --------    -----        -----           ----          ---

   (0.95)       $19.03     2.76%*    $  4,733    2.28%**      (0.59%)**       2.36%**        80%
      --        $15.69   (17.55%)*   $ 11,522    2.34%**      (1.02%)**       2.53%**        25%
      --        $15.40    (1.85%)*   $ 11,624    2.34%**      (0.81%)**       2.45%**        23%
   -----        ------   ------      --------    -----        -----           ----          ---

   (0.96)       $19.02     2.72%*    $    497    2.23%**      (0.60%)**       2.33%**        80%
      --        $15.69   (17.51%)*   $  1,593    2.34%**      (1.08%)**       2.53%**        25%
      --        $15.40    (1.85%)*   $  1,525    2.34%**      (0.81%)**       2.45%**        23%
   -----        ------   ------      --------    -----        -----           ----          ---

   (2.25)       $18.23    28.16%     $ 55,637    1.87%         1.80%          1.87%          89%
   (0.71)       $15.92    (8.74%)    $ 53,279    1.80%         1.15%          1.80%         118%
   (0.48)       $17.49    12.93%     $ 39,885    1.83%         1.12%          1.83%          78%
   (2.95)       $18.61    23.29%     $ 49,260    1.83%         0.91%          1.83%         121%
   (0.91)       $19.09     7.47%     $ 47,698    1.73%         0.09%          1.76%          80%
      --        $15.78   (17.34%)*   $ 38,419    1.83%**      (0.36%)**       1.98%**        25%
      --        $15.53    (1.58%)*   $ 34,111    1.84%**      (0.30%)**       1.95%**        23%
   -----        ------   ------      --------    -----        -----           ----          ---

   (1.71)       $15.19    14.63%*    $148,525    1.07%**       1.63%**        1.12%**        69%
   (1.07)       $13.22    (5.96%)    $100,007    1.02%         1.54%          1.08%          37%
   (0.42)       $13.12     2.18%     $ 92,635    1.06%         1.03%          1.12%          19%
   (0.63)       $10.85   (12.96%)    $ 80,906    1.16%         0.83%          1.19%          22%
   (0.24)       $ 9.90    (6.71%)*   $215,663    1.08%**       1.68%**        1.12%**        68%
   -----        ------   ------      --------    -----        -----           ----          ---

   (1.75)       $15.38    19.57%     $150,404    1.01%         1.73%          1.44%          41%
   (1.68)       $15.18     9.90%     $ 20,268    1.27%         1.58%          1.37%          69%
   (1.03)       $13.22    (6.16%)    $ 12,777    1.27%         1.29%          1.33%          37%
   (0.38)       $13.11     1.85%     $ 16,069    1.31%         0.79%          1.37%          19%
   (0.61)       $10.83   (13.24%)    $ 12,579    1.40%         0.58%          1.43%          22%
   (0.22)       $ 9.88    (6.83%)*   $ 11,281    1.34%**       1.48%**        1.38%**        68%
   -----        ------   ------      --------    -----        -----           ----          ---

   (0.31)       $13.24     0.97%*    $  1,963    2.08%**       0.07%**        2.13%**        19%
   (0.55)       $10.93   (13.84%)    $  2,862    2.17%        (0.17%)         2.20%          22%
   (0.20)       $ 9.97    (7.09%)*   $  2,760    2.09%**       0.73%**        2.13%**        68%
   -----        ------   ------      --------    -----        -----           ----          ---

   (1.64)       $15.39    18.72%     $    968    1.57%         1.21%          2.09%          41%
   (1.60)       $15.19     9.34%     $  1,433    1.83%         0.88%          2.13%          69%
   (0.96)       $13.23    (6.65%)    $    679    1.77%         0.80%          2.08%          37%
   (0.32)       $13.10     1.20%     $    668    2.02%         0.09%          2.19%          19%
   (0.54)       $10.80   (13.85%)    $    577    2.16%        (0.18%)         2.19%          22%
   (0.20)       $ 9.84    (7.18%)*   $    623    2.09%**       0.72%**        2.13%**        68%
   -----        ------   ------      --------    -----        -----           ----          ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                          Change in Net Assets                     Less Dividends
                                                        Resulting from Operations                       from
                                                     ------------------------------                --------------
                                                                      Net Realized
                                                                          and
                                                                       Unrealized     Change in
                                         Net Asset                   Gains/(Losses)   Net Assets
                                           Value,         Net             from        Resulting          Net
                                         Beginning    Investment       Investment        from        Investment
                                         of Period   Income/(Loss)    Transactions    Operations       Income
                                         ---------   -------------   --------------   ----------     ----------
LifeModel Aggressive FundSM Institutional Shares
Six months ended 1/31/03 +                 $10.00        0.02#           (0.52)#        (0.50)         (0.02)
                                           ------        ----            -----          -----          -----
LifeModel Aggressive FundSM Class A Shares
Six months ended 1/31/03 +                 $10.00        0.01#           (0.53)#        (0.52)         (0.01)
                                           ------        ----            -----          -----          -----
LifeModel Aggressive FundSM Class B Shares
Six months ended 1/31/03 +                 $10.00          --^#          (0.56)#        (0.56)            --^
                                           ------        ----            -----          -----          -----
LifeModel Aggressive FundSM Class C Shares
Six months ended 1/31/03 +                 $10.00        0.01#           (0.56)#        (0.55)         (0.01)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Aggressive FundSM Institutional Shares
Six months ended 1/31/03 +                 $10.00        0.04#            0.08#          0.12          (0.03)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Aggressive FundSM Class A Shares
Six months ended 1/31/03 +                 $10.00        0.03#            0.07#          0.10          (0.02)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Aggressive FundSM Class B Shares
Six months ended 1/31/03 +                 $10.00        0.02#            0.04#          0.06          (0.01)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Aggressive FundSM Class C Shares
Six months ended 1/31/03 +                 $10.00        0.02#            0.04#          0.06          (0.01)
                                           ------        ----            -----          -----          -----
LifeModel Moderate FundSM Institutional Shares
Six months ended 1/31/03 +                 $10.00        0.06#           (0.14)#        (0.08)         (0.05)
                                           ------        ----            -----          -----          -----
LifeModel Moderate FundSM Class A Shares
Six months ended 1/31/03 +                 $10.00        0.06#           (0.14)#        (0.08)         (0.05)
                                           ------        ----            -----          -----          -----
LifeModel Moderate FundSM Class B Shares
Six months ended 1/31/03 +                 $10.00        0.04#           (0.16)#        (0.12)         (0.03)
                                           ------        ----            -----          -----          -----
LifeModel Moderate FundSM Class C Shares
Six months ended 1/31/03 +                 $10.00        0.04#           (0.16)#        (0.12)         (0.03)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Conservative FundSM Institutional Shares
Six months ended 1/31/03 +                 $10.00        0.08#           (0.22)#        (0.14)         (0.07)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Conservative FundSM Class A Shares
Six months ended 1/31/03 +                 $10.00        0.07#           (0.24)#        (0.17)         (0.06)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Conservative FundSM Class B Shares
Six months ended 1/31/03 +                 $10.00        0.06#           (0.25)#        (0.19)         (0.05)
                                           ------        ----            -----          -----          -----
LifeModel Moderately Conservative FundSM Class C Shares
Six months ended 1/31/03 +                 $10.00        0.05#           (0.24)#        (0.19)         (0.04)
                                           ------        ----            -----          -----          -----
LifeModel Conservative FundSM Institutional Shares
Six months ended 1/31/03 +                 $10.00        0.11#            0.08#          0.19          (0.09)
                                           ------        ----            -----          -----          -----
LifeModel Conservative FundSM Class A Shares
Six months ended 1/31/03 +                 $10.00        0.11#            0.07#          0.18          (0.09)
                                           ------        ----            -----          -----          -----
LifeModel Conservative FundSM Class B Shares
Six months ended 1/31/03 +                 $10.00        0.09#            0.05#          0.14          (0.07)
                                           ------        ----            -----          -----          -----
LifeModel Conservative FundSM Class C Shares
Six months ended 1/31/03 +                 $10.00        0.09#            0.05#          0.14          (0.07)
                                           ------        ----            -----          -----          -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                   Ratios/Supplemental Data
                                 -----------------------------------------------------------
                                           Ratios of                  Ratios of
             Net       Total       Net     Expenses   Ratios of Net    Expenses
            Asset      Return    Assets,      to        Investment        to
            Value,   (excludes   End of    Average    Income/(Loss)     Average    Portfolio
  Total     End of     sales     Period       Net       to Average        Net      Turnover
Dividends   Period    charge)    (000's)    Assets      Net Assets    Assets (a)   Rate (b)
---------   ------   ---------   -------   --------   -------------   ----------   ---------
  (0.02)    $ 9.48    (5.03%)*    $1,602    0.08%**    0.45%**          7.48%**        8%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.01)    $ 9.47    (5.17%)*    $1,258    0.33%**    0.34%**          7.73%**        8%
  -----     ------    -----       ------    ----       ----             ----          --

     --^    $ 9.44    (5.56%)*    $  910    1.08%**   (0.26%)**         8.47%**        8%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.01)    $ 9.44    (5.49%)*    $  118    1.08%**   (1.11%)**         8.47%**        8%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.03)    $10.09     1.20%*     $5,472    0.08%**    0.96%**          1.88%**       16%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.02)    $10.08     1.04%*     $8,652    0.33%**    1.10%**(psi)     2.13%**       16%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.01)    $10.05     0.57%*     $3,166    1.08%**    0.34%**          2.87%**       16%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.01)    $10.05     0.61%*     $  219    1.08%**    0.39%**          2.87%**       16%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.05)    $ 9.87    (0.77%)*    $4,687    0.08%**    1.99%**          1.75%**       14%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.05)    $ 9.87    (0.83%)*    $8,857    0.33%**    1.80%**          2.00%**       14%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.03)    $ 9.85    (1.18%)*    $4,695    1.08%**    1.04%**          2.74%**       14%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.03)    $ 9.85    (1.20%)*    $  323    1.08%**    0.95%**          2.74%**       14%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.07)    $ 9.79    (1.42%)*    $  918    0.08%**    2.46%**          1.66%**       15%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.06)    $ 9.77    (1.67%)*    $5,687    0.33%**    2.13%**          1.90%**       15%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.05)    $ 9.76    (1.94%)*    $3,200    1.08%**    1.41%**          2.65%**       15%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.04)    $ 9.77    (1.94%)*    $  234    1.08%**    1.43%**          2.64%**       15%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.09)    $10.10     1.92%*     $  661    0.08%**    3.24%**          1.42%**       23%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.09)    $10.09     1.76%*     $5,425    0.33%**    2.95%**          1.67%**       23%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.07)    $10.07     1.43%*     $4,452    1.08%**    2.15%**          2.41%**       23%
  -----     ------    -----       ------    ----       ----             ----          --

  (0.07)    $10.07     1.40%*     $  994    1.08%**    1.97%**          2.41%**       23%
  -----     ------    -----       ------    ----       ----             ----          --

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                        Change in Net Assets                            Less Dividends and
                                                      Resulting from Operations                         Distributions from
                                                   ------------------------------                -------------------------------
                                                                    Net Realized
                                                                         and
                                                                     Unrealized     Change in
                                       Net Asset                   Gains/(Losses)   Net Assets
                                         Value,         Net             from        Resulting       Net          Net     Return
                                       Beginning     Investment      Investment        from      Investment   Realized     of
                                       of Period   Income/(Loss)    Transactions    Operations     Income       Gains    Capital
                                       ---------   -------------   --------------   ----------   ----------   --------   -------
Strategic Income Fund Institutional Shares
2/1/98(d) to 12/31/98                    $11.31         0.33           (0.50)         (0.17)        (0.33)     (0.19)       --
Year ended 12/31/99                      $10.62         0.87           (1.43)         (0.56)        (0.83)        --        --
Year ended 12/31/00                      $ 9.23         0.78            0.70           1.48         (0.75)        --        --
Year ended 12/31/01                      $ 9.96         0.69            0.59           1.28         (0.67)        --        --^
1/1/02 to 7/31/02(c)                     $10.57         0.32            0.08           0.40         (0.34)        --        --
Six months ended 1/31/03+                $10.63         0.29            0.24           0.53         (0.28)        --        --
                                         ------        -----           -----          -----         -----      -----        --
Strategic Income Fund Class C Shares
10/29/01(d) to 12/31/01                  $10.53         0.16           (0.10)          0.06         (0.09)        --        --
1/1/02 to 7/31/02(c)                     $10.50         0.27            0.07           0.34         (0.29)        --        --
Six months ended 1/31/03+                $10.55         0.23            0.24           0.47         (0.22)        --        --
                                         ------        -----           -----          -----         -----      -----        --
Strategic Income Fund Advisor Shares
Year ended 12/31/97                      $10.78         0.67            0.53           1.20         (0.67)        --        --
Year ended 12/31/98                      $11.31         0.72           (0.33)          0.39         (0.72)     (0.37)       --
Year ended 12/31/99                      $10.61         0.86           (1.43)         (0.57)        (0.82)        --        --
Year ended 12/31/00                      $ 9.22         0.73            0.70           1.43         (0.70)        --        --
Year ended 12/31/01                      $ 9.95         0.63            0.60           1.23         (0.65)        --        --^
1/1/02 to 7/31/02(c)                     $10.53         0.28            0.10           0.38         (0.31)        --        --
Six months ended 1/31/03+                $10.60         0.25            0.25           0.50         (0.25)        --        --
                                         ------        -----           -----          -----         -----      -----        --
Technology Fund Institutional Shares
6/5/00(d) to 7/31/00                     $20.00        (0.03)          (0.76)         (0.79)           --         --        --
Year ended 7/31/01                       $19.21           --           (8.68)         (8.68)           --      (0.16)       --
Year ended 7/31/02                       $10.37        (0.12)          (4.70)         (4.82)           --         --        --
Six months ended 1/31/03+                $ 5.55        (0.05)           0.60           0.55            --         --        --
                                         ------        -----           -----          -----         -----      -----        --
Technology Fund Class A Shares
6/5/00(d) to 7/31/00                     $20.00        (0.03)          (0.76)         (0.79)           --         --        --
Year ended 7/31/01                       $19.21           --           (8.70)         (8.70)           --      (0.16)       --
Year ended 7/31/02                       $10.35        (0.13)          (4.70)         (4.83)           --         --        --
Six months ended 1/31/03+                $ 5.52        (0.05)           0.59           0.54            --         --        --
                                         ------        -----           -----          -----         -----      -----        --
Technology Fund Class B Shares
10/11/00(d) to 7/31/01                   $17.28           --           (6.84)         (6.84)           --      (0.16)       --
Year ended 7/31/02                       $10.28        (0.17)          (4.67)         (4.84)           --         --        --
Six months ended 1/31/03+                $ 5.44        (0.07)           0.58           0.51            --         --        --
                                         ------        -----           -----          -----         -----      -----        --
Technology Fund Class C Shares
6/5/00(d) to 7/31/00                     $20.00        (0.03)          (0.77)         (0.80)           --         --        --
Year ended 7/31/01                       $19.20           --           (8.80)         (8.80)           --      (0.16)       --
Year ended 7/31/02                       $10.24        (0.24)          (4.57)         (4.81)           --         --        --
Six months ended 1/31/03+                $ 5.43        (0.04)           0.54           0.50            --         --        --
                                         ------        -----           -----          -----         -----      -----        --
Technology Fund Advisor Shares
10/29/01(d) to 7/31/02                   $ 8.91        (0.08)          (3.32)         (3.40)           --         --        --
Six months ended 1/31/03+                $ 5.51        (0.03)           0.55           0.52            --         --        --
                                         ------        -----           -----          -----         -----      -----        --

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                       Ratios/Supplemental Data
                                     ------------------------------------------------------------
                                               Ratios of                   Ratios of
                 Net       Total       Net     Expenses    Ratios of Net    Expenses
    Total       Asset     Return     Assets,      to        Investment         to
  Dividends     Value,   (excludes   End of     Average    Income/(Loss)    Average     Portfolio
     and        End of     sales     Period       Net       to Average         Net       Turnover
Distributions   Period    charge)    (000's)    Assets      Net Assets     Assets (a)    Rate (b)
-------------   ------   ---------   -------   ---------   -------------   ----------   ---------
   (0.52)       $10.62      3.54%*   $   426     1.37%**       7.02%**       1.37%**        59%
   (0.83)       $ 9.23     (5.61%)   $ 2,540     1.41%         8.37%         1.41%          51%
   (0.75)       $ 9.96     16.52%    $ 3,349     1.35%         8.03%         1.35%          48%
   (0.67)       $10.57     13.12%    $ 3,142     1.26%         6.62%         1.28%          34%
   (0.34)       $10.63      3.82%*   $11,491     1.35%**       5.14%**       1.63%**        27%
   (0.28)       $10.88      5.01%*   $32,977     1.35%**       5.23%**       1.44%**        23%
   -----        ------    ------     -------     ----         -----          ----          ---

   (0.09)       $10.50      0.62%*   $ 1,755     2.39%**       8.97%**       2.55%**        34%
   (0.29)       $10.55      3.22%*   $ 8,148     2.37%**       3.97%**       2.66%**        27%
   (0.22)       $10.80      4.50%*   $14,993     2.35%**       4.29%**       2.45%**        23%
   -----        ------    ------     -------     ----         -----          ----          ---

   (0.67)       $11.31     11.47%    $38,620     1.91%         6.08%         1.91%          70%
   (1.09)       $10.61      3.49%    $39,650     1.87%         6.52%         1.87%          59%
   (0.82)       $ 9.22     (5.72%)   $24,023     1.91%         7.87%         1.91%          51%
   (0.70)       $ 9.95     16.01%    $32,351     1.85%         7.53%         1.85%          48%
   (0.65)       $10.53     12.64%    $34,105     1.76%         6.12%         1.78%          34%
   (0.31)       $10.60      3.64%*   $31,240     1.85%**       4.49%**       2.07%**        27%
   (0.25)       $10.85      4.74%*   $29,867     1.85%**       4.76%**       1.96%**        23%
   -----        ------    ------     -------     ----         -----          ----          ---

      --        $19.21     (5.69%)*  $55,188     1.46%**      (0.79%)**      1.46%**        11%
   (0.16)       $10.37    (46.65%)   $45,842     1.50%        (1.24%)        1.50%          50%
      --        $ 5.55    (46.48%)   $21,183     1.51%        (1.35%)        1.51%          97%
      --        $ 6.10      9.91%*   $20,434     1.69%**      (1.57%)**      1.96%**       138%
   -----        ------    ------     -------     ----         -----          ----          ---

      --        $19.21     (5.69%)*  $ 4,560     1.70%**      (1.27%)**      1.70%**        11%
   (0.16)       $10.35    (45.62%)   $ 5,615     1.76%        (1.49%)        1.76%          50%
      --        $ 5.52    (46.67%)   $ 3,256     1.75%        (1.59%)        1.75%          97%
      --        $ 6.06      9.78%*   $ 4,096     1.94%**      (1.82%)**      2.20%**       138%
   -----        ------    ------     -------     ----         -----          ----          ---

   (0.16)       $10.28    (39.95%)*  $   900     2.54%**      (2.28%)**      2.54%**        50%
      --        $ 5.44    (47.08%)   $   679     2.51%        (2.35%)        2.51%          97%
      --        $ 5.95      9.37%*   $   793     2.69%**      (2.57%)**      2.96%**       138%
   -----        ------    ------     -------     ----         -----          ----          ---

      --        $19.20     (5.65%)*  $   105     2.42%**      (1.89%)**      2.42%**        11%
   (0.16)       $10.24    (46.12%)   $   150     2.60%        (2.33%)        2.60%          50%
      --        $ 5.43    (46.97%)   $    96     2.45%        (2.29%)        2.45%          97%
      --        $ 5.93      9.21%*   $   224     2.69%**      (2.57%)**      2.95%**       138%
   -----        ------    ------     -------     ----         -----          ----          ---

      --        $ 5.51    (34.48%)*  $     6     1.95%**      (1.82%)**      1.95%**        97%
      --        $ 6.03      9.44%*   $     6     2.19%**      (2.07%)**      2.46%**       138%
   -----        ------    ------     -------     ----         -----          ----          ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                     Change in Net Assets                             Less Dividends and
                                                   Resulting from Operations                          Distributions from
                                                 ------------------------------                -------------------------------
                                                                  Net Realized
                                                                      and
                                                                   Unrealized     Change in
                                     Net Asset                   Gains/(Losses)   Net Assets
                                      Value,          Net             from         Resulting       Net        Net      Return
                                     Beginning     Investment      Investment        from      Investment   Realized      of
                                     of Period   Income/(Loss)    Transactions    Operations     Income      Gains     Capital
                                     ---------   -------------   --------------   ----------   ----------   --------   -------
Worldwide Fund Institutional Shares
2/1/98(d) to 12/31/98                  $10.38      (0.11)             3.76           3.65           --       (0.73)      --
Year ended 12/31/99                    $13.30       0.03              6.78           6.81           --       (0.81)      --
Year ended 12/31/00                    $19.30      (0.12)            (2.00)         (2.12)          --       (2.95)      --
Year ended 12/31/01                    $14.23      (0.01)            (1.64)         (1.65)          --       (0.11)      --^
1/1/02 to 7/31/02(c)                   $12.47      (0.07)            (1.90)         (1.97)          --          --       --
Six months ended 1/31/03+              $10.50       0.01             (0.88)         (0.87)          --          --       --
                                       ------      -----             -----          -----        -----       -----      ---
Worldwide Fund Class C Shares
10/29/01(d) to 12/31/01                $11.62       0.01              0.63           0.64           --          --       --
1/1/02 to 7/31/02(c)                   $12.26      (0.10)            (1.89)         (1.99)          --          --       --
Six months ended 1/31/03+              $10.27      (0.04)            (0.86)         (0.90)          --          --       --
                                       ------      -----             -----          -----        -----       -----      ---
Worldwide Fund Advisor Shares
Year ended 12/31/97                    $10.82       0.52              0.07           0.59        (0.52)      (0.51)      --
Year ended 12/31/98                    $10.38      (0.12)             3.76           3.64           --       (0.73)      --
Year ended 12/31/99                    $13.29      (0.07)             6.78           6.71           --       (0.81)      --
Year ended 12/31/00                    $19.19      (0.21)            (1.94)         (2.15)          --       (2.95)      --
Year ended 12/31/01                    $14.09      (0.11)            (1.56)         (1.67)          --       (0.12)      --^
1/1/02 to 7/31/02(c)                   $12.30      (0.11)            (1.86)         (1.97)          --          --       --
Six months ended 1/31/03+              $10.33      (0.02)            (0.86)         (0.88)          --          --       --
                                       ------      -----             -----          -----        -----       -----      ---
International Equity Institutional Shares
10/9/89(d) to 7/31/99                  $10.50       0.09              2.52           2.61        (0.24)      (0.07)      --
Year ended 7/31/00                     $12.80       0.07              1.01           1.08           --       (1.18)      --
Year ended 7/31/01                     $12.70       0.13             (2.17)         (2.04)          --       (1.62)      --
Year ended 7/31/02                     $ 9.04       0.02             (1.30)         (1.28)       (0.11)         --       --
Six months ended 1/31/03+              $ 7.65      (0.01)(d)         (0.75)         (0.76)       (0.04)         --       --
                                       ------      -----             -----          -----        -----       -----      ---
International Equity Class A Shares
Year ended 7/31/98                     $12.05       0.09              1.31           1.40        (0.59)      (0.30)      --
Year ended 7/31/99                     $12.56       0.03              0.49           0.52        (0.17)      (0.07)      --
Year ended 7/31/00                     $12.84       0.04              1.01           1.05           --       (1.18)      --
Year ended 7/31/01                     $12.71       0.12             (2.19)         (2.07)          --       (1.62)      --
Year ended 7/31/02                     $ 9.02       0.04             (1.24)         (1.28)       (0.10)         --       --
Six months ended 1/31/03+              $ 7.64      (0.02)(d)         (0.74)         (0.76)       (0.02)         --       --
                                       ------      -----             -----          -----        -----       -----      ---
International Equity Class B Shares
10/11/00(d) to 7/31/01                 $12.09       0.03             (1.44)         (1.41)          --       (1.62)      --
Year ended 7/31/02                     $ 9.06      (0.05)            (1.31)         (1.36)       (0.10)         --       --
Six months ended 1/31/03+              $ 7.60      (0.04)(d)         (0.74)         (0.78)          --          --       --
                                       ------      -----             -----          -----        -----       -----      ---
International Equity Class C Shares
Year ended 7/31/98                     $12.01      (0.06)             1.39           1.33        (0.53)      (0.30)      --
Year ended 7/31/99                     $12.51         --              0.46           0.46        (0.14)      (0.07)      --
Year ended 7/31/00                     $12.76      (0.03)             0.99           0.96           --       (1.18)      --
Year ended 7/31/01                     $12.54       0.13             (2.23)         (2.10)          --       (1.62)      --
Year ended 7/31/02                     $ 8.82      (0.08)            (1.24)         (1.32)       (0.10)         --       --
Six months ended 1/31/03+              $ 7.40      (0.05)(d)         (0.72)         (0.77)          --          --       --
                                       ------      -----             -----          -----        -----       -----      ---

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                        Ratios/Supplemental Data
                                     -------------------------------------------------------------
                                                Ratios of                   Ratios of
                  Net      Total       Net      Expenses    Ratios of Net    Expenses
    Total        Asset    Return      Assets,      to         Investment        to
  Dividends     Value,   (excludes    End of     Average    Income/(Loss)     Average    Portfolio
     and        End of     sales      Period       Net       to Average        Net       Turnover
Distributions   Period    charge)    (000's)     Assets      Net Assets     Assets (a)   Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
    (0.73)      $13.30    35.24%*    $      9    2.13%**      (0.60%)**      2.13%*        2792%
    (0.81)      $19.30    51.29%     $  1,230    1.42%         0.01%         1.42%         1172%
    (2.95)      $14.23   (12.16%)    $  1,232    1.44%        (0.63%)        1.44%         1204%
    (0.11)      $12.47   (11.53%)    $  2,709    1.42%        (0.26%)        1.45%          974%
       --       $10.50   (15.80%)*   $  3,119    1.44%**      (1.14%)**      1.70%**        592%
       --       $ 9.63    (8.29%)*   $  3,165    1.44%**       0.22%**       1.84%**        404%
    -----       ------   ------      --------    ----         -----          ----           ---

       --       $12.26     8.50%*    $    100    1.93%**       0.85%**       1.93%**        974%
       --       $10.27   (16.23%)*   $    329    2.45%**      (2.14%)**      2.82%**        592%
       --       $ 9.37    (8.85%)*   $    328    2.44%**      (0.77%)**      2.84%**        404%
    -----       ------   ------      --------    ----         -----          ----           ---

    (1.03)      $10.38     5.49%     $  3,395    2.49%         4.19%         2.49%         1511%
    (0.73)      $13.29    35.14%     $  8,059    2.63%        (1.10%)        2.63%         2792%
    (0.81)      $19.19    50.58%     $ 32,324    1.92%        (0.49%)        1.92%         1172%
    (2.95)      $14.09   (12.38%)    $ 37,087    1.94%        (1.13%)        1.94%         1204%
    (0.12)      $12.30   (11.86%)    $ 21,676    1.92%        (0.76%)        1.95%          974%
       --       $10.33   (16.02%)*   $ 18,259    1.94%**      (1.64%)**      2.16%**        592%
       --       $ 9.45    (8.52%)*   $ 13,893    1.94%**      (0.32%)**      2.35%**        404%
    -----       ------   ------      --------    ----         -----          ----           ---

    (0.31)      $12.80    25.02%*    $172,388    1.50%**       0.67%**       1.50%**         42%
    (1.18)      $12.70     8.29%     $208,383    1.45%         0.55%         1.45%           86%
    (1.62)      $ 9.04   (17.61%)    $154,950    1.48%         0.98%         1.48%           42%
    (0.11)      $ 7.65   (14.30%)    $148,593    1.38%         0.17%         1.38%           23%
    (0.04)      $ 6.85    (9.90%)*   $140,360    1.43%**      (0.14%)**      1.43%**         19%
    -----       ------   ------      --------    ----         -----          ----           ---

    (0.89)      $12.56    13.29%     $163,297    1.47%         0.66%         1.82%           39%
    (0.24)      $12.84     4.23%     $  5,821    1.52%         0.03%         1.70%           42%
    (1.18)      $12.71     8.02%     $  7,901    1.70%         0.32%         1.70%           86%
    (1.62)      $ 9.02   (17.85%)    $  5,933    1.73%         0.07%         1.73%           42%
    (0.10)      $ 7.64   (14.23%)    $  4,105    1.62%         0.17%         1.62%           23%
    (0.02)      $ 6.86    (9.95%)*   $  5,161    1.67%**      (0.56%)**      1.67%**         19%
    -----       ------   ------      --------    ----         -----          ----           ---

    (1.62)      $ 9.06   (13.36%)*   $    176    2.43%**       2.08%**       2.43%**         42%
    (0.10)      $ 7.60   (15.11%)    $    246    2.38%        (0.79%)        2.38%           23%
      --        $ 6.82   (10.26%)*   $    280    2.43%**      (1.15%)**      2.43%**         19%
    -----       ------   ------      --------    ----         -----          ----           ---

    (0.83)      $12.51    12.57%     $    291    2.22%        (0.09%)        2.47%           39%
    (0.21)      $12.76     3.79%     $    235    2.25%        (0.08%)        2.50%           42%
    (1.18)      $12.54     7.25%     $    276    2.22%        (0.20%)        2.22%           86%
    (1.62)      $ 8.82   (18.39%)    $    163    2.43%        (0.01%)        2.57%           42%
    (0.10)      $ 7.40   (15.07%)    $    127    2.38%        (0.94%)        2.38%           23%
       --       $ 6.63   (10.41%)*   $    112    2.43%**      (1.21%)**      2.43%**         19%
    -----       ------   ------      --------    ----         -----          ----           ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                               Change in Net Assets                      Less Dividends and
                                                            Resulting from Operations                    Distributions from
                                                          ------------------------------                ---------------------
                                                                           Net Realized
                                                                               and
                                                                            Unrealized      Change in
                                              Net Asset                   Gains/(Losses)   Net Assets
                                                Value,         Net             from         Resulting      Net         Net
                                              Beginning     Investment      Investment        from      Investment   Realized
                                              of Period   Income/(Loss)    Transactions    Operations     Income       Gains
                                              ---------   -------------   --------------   ----------   ----------   --------
International GDP Fund Institutional Shares
Year ended 12/31/97                             $14.75       0.11               0.26          0.37         (0.15)     (0.08)
Year ended 12/31/98                             $14.89       0.14               2.48          2.62         (0.19)     (1.41)
Year ended 12/31/99                             $15.91       0.11               4.20          4.31         (0.12)     (0.65)
Year ended 12/31/00                             $19.45       0.09              (3.42)        (3.33)        (0.06)     (0.39)
1/1/01 to 7/31/01(c)                            $15.67       0.10              (2.82)        (2.72)        (0.04)        --
Year ended 7/31/02                              $12.91       0.07              (2.41)        (2.34)        (0.07)     (0.48)
Six months ended 1/31/03+                       $10.02       0.02(d)           (0.89)        (0.87)        (0.07)        --
                                                ------      -----              -----         -----         -----      -----
International GDP Fund Class A Shares
Year ended 12/31/97                             $14.69       0.08               0.25          0.33         (0.15)     (0.08)
Year ended 12/31/98                             $14.79       0.10               2.46          2.56         (0.19)     (1.41)
Year ended 12/31/99                             $15.75       0.08               4.14          4.22         (0.12)     (0.65)
Year ended 12/31/00                             $19.20       0.05              (3.38)        (3.33)        (0.02)     (0.39)
1/1/01 to 7/31/01(c)                            $15.46       0.09              (2.81)        (2.72)        (0.04)        --
Year ended 7/31/02                              $12.70       0.07              (2.39)        (2.32)        (0.07)     (0.48)
Six months ended 1/31/03+                       $ 9.83      (0.01)(d)          (0.87)        (0.88)        (0.04)        --
                                                ------      -----              -----         -----         -----      -----
International GDP Fund Class B Shares
10/29/01(d) to 7/31/02                          $11.76       0.09              (1.36)        (1.27)        (0.06)     (0.48)
Six months ended 1/31/03+                       $ 9.95         --^(d)          (0.91)        (0.91)           --         --
                                                ------      -----              -----         -----         -----      -----
International GDP Fund Class C Shares
10/29/01(d) to 7/31/02                          $11.76      (0.01)             (1.25)        (1.26)        (0.06)     (0.48)
Six months ended 1/31/03+                       $ 9.96      (0.04)(d)          (0.87)        (0.91)        (0.04)        --
                                                ------      -----              -----         -----         -----      -----
Bond Fund Institutional Shares
Year ended 12/31/97                             $10.16       0.68               0.34          1.02         (0.68)     (0.20)
Year ended 12/31/98                             $10.30       0.65               0.27          0.92         (0.65)     (0.24)
Year ended 12/31/99                             $10.33       0.60              (1.05)        (0.45)        (0.60)     (0.01)
Year ended 12/31/00                             $ 9.27       0.61               0.45          1.06         (0.61)        --
1/1/01 to 7/31/01(g)                            $ 9.72       0.28               0.31          0.59         (0.34)        --
Year ended 7/31/02                              $ 9.97       0.50              (0.01)         0.49         (0.53)        --
Six months ended 1/31/03+                       $ 9.93       0.22               0.29          0.51         (0.25)        --
                                                ------      -----              -----         -----         -----      -----
Bond Fund Class A Shares
Year ended 12/31/97                             $10.16       0.63               0.35          0.98         (0.65)     (0.20)
Year ended 12/31/98                             $10.29       0.62               0.28          0.90         (0.63)     (0.24)
Year ended 12/31/99                             $10.32       0.58              (1.06)        (0.48)        (0.58)     (0.01)
Year ended 12/31/00                             $ 9.25       0.59               0.46          1.05         (0.59)        --
1/1/01 to 7/31/01(g)                            $ 9.71       0.27               0.30          0.57         (0.33)        --
Year ended 7/31/02                              $ 9.95       0.51              (0.03)         0.48         (0.51)        --
Six months ended 1/31/03+                       $ 9.92       0.21               0.28          0.49         (0.23)        --
                                                ------      -----              -----         -----         -----      -----
Bond Fund Class B Shares
10/29/01(d) to 7/31/02                          $10.13       0.29              (0.17)         0.12         (0.32)        --
Six months ended 1/31/03+                       $ 9.93       0.17               0.28          0.45         (0.20)        --
                                                ------      -----              -----         -----         -----      -----
Bond Fund Class C Shares
10/29/01(d) to 7/31/02                          $10.13       0.27              (0.16)         0.11         (0.31)        --
Six months ended 1/31/03+                       $ 9.93       0.17               0.28          0.45         (0.20)        --
                                                ------      -----              -----         -----         -----      -----
Bond Fund Advisor Shares
10/29/01(d) to 7/31/02                          $10.13       0.35              (0.19)         0.16         (0.36)        --
Six months ended 1/31/03+                       $ 9.93       0.20               0.27          0.47         (0.22)        --
                                                ------      -----              -----         -----         -----      -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                       Ratios/Supplemental Data
                                     -------------------------------------------------------------
                                                Ratios of                   Ratios of
                 Net       Total        Net     Expenses    Ratios of Net    Expenses
    Total       Asset      Return     Assets,      to         Investment        to
  Dividends     Value,   (excludes    End of     Average    Income/(Loss)     Average    Portfolio
     and        End of     sales      Period       Net        to Average        Net      Turnover
Distributions   Period    charge)     (000's)    Assets       Net Assets    Assets (a)   Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
   (0.23)       $14.89     2.54%     $492,598    1.05%          0.80%         1.06%           3%
   (1.60)       $15.91    17.92%     $528,500    1.05%          0.87%         1.06%          22%
   (0.77)       $19.45    28.30%     $579,650    1.02%          0.72%         1.03%           8%
   (0.45)       $15.67   (17.41%)    $587,107    1.00%          0.47%         1.01%           7%
   (0.04)       $12.91   (17.38%)*   $472,951    1.02%**        1.28%**       1.02%**        22%
   (0.55)       $10.02   (18.66%)    $271,361    1.02%          0.62%         1.06%           6%
   (0.07)       $ 9.08    (8.70%)*   $197,542    1.01%**        0.21%**       1.11%**         2%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.23)       $14.79     2.25%     $  9,780    1.30%          0.53%         1.31%           3%
   (1.60)       $15.75    17.60%     $ 12,390    1.30%          0.59%         1.31%          22%
   (0.77)       $19.20    27.95%     $ 15,197    1.27%          0.47%         1.28%           8%
   (0.41)       $15.46   (17.61%)    $ 15,162    1.25%          0.22%         1.26%           7%
   (0.04)       $12.70   (17.64%)*   $ 12,839    1.27%**        1.06%**       1.27%**        22%
   (0.55)       $ 9.83   (18.84%)    $  5,527    1.27%          0.48%         1.31%           6%
   (0.04)       $ 8.91    (8.93%)*   $  6,514    1.26%**       (0.09%)**      1.36%**         2%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.54)       $ 9.95   (10.69%)*   $     47    2.00%**        0.70%**       2.04%**         6%
      --        $ 9.04    (9.15%)*   $     47    2.01%**       (0.81%)**      2.11%**         2%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.54)       $ 9.96   (10.64%)*   $      1    1.98%**       (0.08%)**      1.98%**         6%
   (0.04)       $ 9.01    (9.16%)*   $      8    2.01%**       (1.46%)**      2.11%**         2%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.88)       $10.30    10.55%     $229,778    0.82%          6.65%         0.83%          84%
   (0.89)       $10.33     9.29%     $231,017    0.83%          6.25%         0.84%         108%
   (0.61)       $ 9.27    (4.41%)    $295,017    0.83%          6.25%         0.84%          90%
   (0.61)       $ 9.72    11.91%     $295,093    0.82%          6.51%         0.82%         135%
   (0.34)       $ 9.97     6.19%*    $281,795    0.83%**        4.87%**       0.84%**       131%
   (0.53)       $ 9.93     5.06%     $403,677    0.81%          4.74%         0.90%         229%
   (0.25)       $10.19     5.17%*    $344,228    0.80%**        4.38%**       0.90%**       137%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.85)       $10.29    10.19%     $  5,611    1.07%          6.38%         1.08%          84%
   (0.87)       $10.32     9.04%     $ 10,629    1.08%          5.97%         1.09%         108%
   (0.59)       $ 9.25    (4.76%)    $ 10,614    1.08%          5.99%         1.09%          90%
   (0.59)       $ 9.71    11.65%     $  6,663    1.07%          6.27%         1.07%         135%
   (0.33)       $ 9.95     6.05%*    $  6,190    1.08%**        4.61%**       1.09%**       131%
   (0.51)       $ 9.92     4.91%     $ 19,949    1.06%          4.47%         1.16%         229%
   (0.23)       $10.18     5.03%*    $ 19,898    1.05%**        4.13%**       1.15%**       137%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.32)       $ 9.93     1.22%*    $  6,857    1.81%**        3.70%**       1.93%**       229%
   (0.20)       $10.18     4.54%*    $  7,902    1.80%**        3.38%**       1.90%**       137%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.31)       $ 9.93     1.20%*    $  1,194    1.81%**        3.68%**       1.92%**       229%
   (0.20)       $10.18     4.53%*    $  1,140    1.80%**        3.38%**       1.90%**       137%
   -----        ------   ------      --------    ----          -----          ----          ---

   (0.36)       $ 9.93     1.69%*    $    723    1.31%**        4.21%**       1.46%**       229%
   (0.22)       $10.18     4.78%*    $    715    1.30%**        3.88%**       1.40%**       137%
   -----        ------   ------      --------    ----          -----          ----          ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                                Change in Net Assets                      Less Dividends and
                                                             Resulting from Operations                    Distributions from
                                                          --------------------------------               ---------------------
                                                                           Net Realized
                                                                                and
                                                                            Unrealized     Change in
                                              Net Asset                   Gains/(Losses)   Net Assets
                                                Value,         Net             from         Resulting       Net         Net
                                              Beginning     Investment      Investment        from      Investment   Realized
                                              of Period   Income/(Loss)    Transactions    Operations     Income       Gains
                                              ---------   -------------   --------------   ----------   ----------   --------
Intermediate Bond Fund Institutional Shares
Year ended 12/31/97                             $ 9.76         0.59             0.14          0.73        (0.59)         --
Year ended 12/31/98                             $ 9.90         0.58             0.16          0.74        (0.58)         --
Year ended 12/31/99                             $10.06         0.56            (0.68)        (0.12)       (0.57)         --
Year ended 12/31/00                             $ 9.37         0.60             0.29          0.89        (0.60)         --
1/1/01 to 7/31/01(h)                            $ 9.66         0.25             0.32          0.57        (0.33)         --
Year ended 7/31/02                              $ 9.90         0.47             0.11          0.58        (0.50)         --
Six months ended 1/31/03+                       $ 9.98         0.20             0.22          0.42        (0.23)         --
                                                ------         ----            -----         -----        -----       -----
Intermediate Bond Fund Class A Shares
Year ended 12/31/97                             $ 9.78         0.57             0.15          0.72        (0.57)         --
Year ended 12/31/98                             $ 9.93         0.54             0.16          0.70        (0.55)         --
Year ended 12/31/99                             $10.08         0.54            (0.68)        (0.14)       (0.54)         --
Year ended 12/31/00                             $ 9.40         0.57             0.28          0.85        (0.57)         --
1/1/01 to 7/31/01(h)                            $ 9.68         0.25             0.32          0.57        (0.32)         --
Year ended 7/31/02                              $ 9.93         0.50             0.06          0.56        (0.48)         --
Six months ended 1/31/03+                       $10.01         0.20             0.21          0.41        (0.22)         --
                                                ------         ----            -----         -----        -----       -----
Intermediate Bond Fund Class B Shares
10/29/01(d) to 7/31/02                          $10.08         0.29            (0.10)         0.19        (0.31)         --
Six months ended 1/31/03+                       $ 9.96         0.16             0.22          0.38        (0.19)         --
                                                ------         ----            -----         -----        -----       -----
Intermediate Bond Fund Class C Shares
10/29/01(d) to 7/31/02                          $10.08         0.27            (0.07)         0.20        (0.30)         --
Six months ended 1/31/03+                       $ 9.98         0.16             0.22          0.38        (0.19)         --
                                                ------         ----            -----         -----        -----       -----
Short Term Bond Fund Institutional Shares
Year ended 12/31/97                             $ 9.75         0.61               --          0.61        (0.61)         --
Year ended 12/31/98                             $ 9.75         0.56             0.02          0.58        (0.56)         --
Year ended 12/31/99                             $ 9.77         0.53            (0.29)         0.24        (0.53)         --
Year ended 12/31/00                             $ 9.48         0.57             0.18          0.75        (0.57)         --
1/1/01 to 7/31/01(i)                            $ 9.66         0.26             0.23          0.49        (0.32)         --
Year ended 7/31/02                              $ 9.83         0.41             0.07          0.48        (0.49)         --
Six months ended 1/31/03+                       $ 9.82         0.16             0.07          0.23        (0.21)         --
                                                ------         ----            -----         -----        -----       -----
Short Term Bond Fund Class A Shares
Year ended 12/31/97                             $ 9.74         0.57             0.02          0.59        (0.59)         --
Year ended 12/31/98                             $ 9.74         0.55             0.02          0.57        (0.55)         --
Year ended 12/31/99                             $ 9.76         0.52            (0.30)         0.22        (0.51)         --
Year ended 12/31/00                             $ 9.47         0.56             0.18          0.74        (0.56)         --
1/1/01 to 7/31/01(i)                            $ 9.65         0.23             0.25          0.48        (0.31)         --
Year ended 7/31/02                              $ 9.82         0.43             0.03          0.46        (0.47)         --
Six months ended 1/31/03+                       $ 9.81         0.16             0.06          0.22        (0.20)         --
                                                ------         ----            -----         -----        -----       -----
U.S. Government Bond Fund Institutional Shares
8/1/98(d) to 7/31/99                            $ 9.89         0.46            (0.22)         0.24        (0.49)         --
Year ended 7/31/00                              $ 9.64         0.51            (0.10)         0.41        (0.51)         --
Year ended 7/31/01                              $ 9.54         0.51             0.52          1.03        (0.51)         --
Year ended 7/31/02(j)                           $10.06         0.41             0.33          0.74        (0.38)         --
Six months ended 1/31/03+                       $10.42         0.16             0.20          0.36        (0.18)      (0.16)
                                                ------         ----            -----         -----        -----       -----
U.S. Government Bond Fund Class A Shares
Year ended 7/31/98                              $ 9.75         0.52             0.07          0.59        (0.52)         --
Year ended 7/31/99                              $ 9.82         0.55            (0.26)         0.29        (0.47)         --
Year ended 7/31/00                              $ 9.64         0.48            (0.09)         0.39        (0.48)         --
Year ended 7/31/01                              $ 9.55         0.50             0.51          1.01        (0.50)         --
Year ended 7/31/02(j)                           $10.06         0.38             0.35          0.73        (0.36)         --
Six months ended 1/31/03+                       $10.43         0.14             0.21          0.35        (0.17)      (0.16)
                                                ------         ----            -----         -----        -----       -----
U.S. Government Bond Fund Class C Shares
Year ended 7/31/98                              $ 9.75         0.46             0.04          0.50        (0.45)         --
Year ended 7/31/99                              $ 9.80         0.41            (0.18)         0.23        (0.42)         --
Year ended 7/31/00                              $ 9.61         0.43            (0.09)         0.34        (0.43)         --
Year ended 7/31/01                              $ 9.52         0.44             0.49          0.93        (0.44)         --
Year ended 7/31/02(j)                           $10.01         0.30             0.34          0.64        (0.29)         --
Six months ended 1/31/03+                       $10.36         0.10             0.20          0.30        (0.13)      (0.16)
                                                ------         ----            -----         -----        -----       -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                       Ratios/Supplemental Data
                                     -------------------------------------------------------------
                                                Ratios of                    Ratios of
                  Net      Total        Net      Expenses   Ratios of Net    Expenses
    Total        Asset     Return     Assets,       to        Investment        to
  Dividends     Value,   (excludes    End of     Average    Income/(Loss)     Average    Portfolio
     and        End of     sales      Period       Net        to Average        Net       Turnover
Distributions   Period    charge)     (000's)     Assets      Net Assets    Assets (a)    Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
    (0.59)      $ 9.90      7.80%    $762,740     0.75%         6.03%          0.76%        114%
    (0.58)      $10.06      7.65%    $885,580     0.76%         5.77%          0.77%        106%
    (0.57)      $ 9.37     (1.22%)   $843,520     0.77%         5.83%          0.78%         84%
    (0.60)      $ 9.66      9.74%    $714,445     0.76%         6.29%          0.77%        168%
    (0.33)      $ 9.90      6.16%*   $663,571     0.78%**       4.52%**        0.78%**      141%
    (0.50)      $ 9.98      6.15%    $799,642     0.77%         4.53%          0.82%        229%
    (0.23)      $10.17      4.19%*   $773,359     0.76%**       4.10%**        0.82%**      108%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.57)      $ 9.93      7.62%    $  6,972     1.00%         5.79%          1.01%        114%
    (0.55)      $10.08      7.26%    $ 12,313     1.01%         5.51%          1.02%        106%
    (0.54)      $ 9.40     (1.36%)   $ 11,537     1.02%         5.58%          1.03%         84%
    (0.57)      $ 9.68      9.44%    $  9,130     1.01%         6.04%          1.02%        168%
    (0.32)      $ 9.93      5.98%*   $  8,467     1.03%**       4.26%**        1.03%**      141%
    (0.48)      $10.01      5.78%    $ 31,977     1.02%         4.25%          1.07%        229%
    (0.22)      $10.20      4.16%*   $ 34,174     1.01%**       3.85%**        1.07%**      108%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.31)      $ 9.96      1.92%*   $  2,580     1.77%**       3.45%**        1.84%**      229%
    (0.19)      $10.15      3.81%*   $  4,718     1.76%**       3.09%**        1.82%**      108%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.30)      $ 9.98      2.02%*   $    797     1.77%**       3.48%**        1.84%**      229%
    (0.19)      $10.17      3.80%*   $  1,654     1.76%**       3.08%**        1.82%**      108%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.61)      $ 9.75      6.42%    $139,739     0.72%         6.04%          0.73%         89%
    (0.56)      $ 9.77      6.14%    $139,229     0.76%         5.74%          0.77%         72%
    (0.53)      $ 9.48      2.50%    $172,204     0.75%         5.56%          0.76%         60%
    (0.57)      $ 9.66      8.12%    $169,790     0.73%         6.03%          0.74%         73%
    (0.32)      $ 9.83      5.29%*   $233,444     0.74%**       4.48%**        0.75%**       56%
    (0.49)      $ 9.82      4.96%    $304,882     0.74%         4.02%          0.76%        111%
    (0.21)      $ 9.84      2.38%*   $419,638     0.74%**       3.08%**        0.77%**       19%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.59)      $ 9.74      6.26%    $  7,433     0.88%         5.75%          0.99%         89%
    (0.55)      $ 9.76      6.00%    $  6,126     0.91%         5.60%          1.02%         72%
    (0.51)      $ 9.47      2.35%    $  4,573     0.90%         5.40%          1.01%         60%
    (0.56)      $ 9.65      7.96%    $  3,505     0.88%         5.88%          0.99%         73%
    (0.31)      $ 9.82      5.20%*   $  3,340     0.89%**       4.22%**        1.00%**       56%
    (0.47)      $ 9.81      4.83%    $ 19,019     0.90%         3.71%          1.01%        111%
    (0.20)      $ 9.83      2.31%*   $ 23,153     0.89%**       2.94%**        1.02%**       19%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.49)      $ 9.64      2.43%*   $ 42,239     0.75%**       4.80%**        1.03%**       93%
    (0.51)      $ 9.54      4.34%    $ 45,139     0.72%         5.24%          0.94%         46%
    (0.51)      $10.06     11.10%    $ 48,770     0.74%         5.20%          0.98%         77%
    (0.38)      $10.42      7.55%    $ 50,809     0.87%         4.02%          1.02%        180%
    (0.34)      $10.44      3.47%*   $ 55,940     0.83%**       3.08%**        0.94%**      149%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.52)      $ 9.82      6.17%    $ 41,550     0.75%         5.30%          1.28%        155%
    (0.47)      $ 9.64      2.89%    $  5,192     0.95%         4.62%          1.28%         93%
    (0.48)      $ 9.55      4.20%    $  2,818     0.98%         4.95%          1.19%         46%
    (0.50)      $10.06      10.76%   $  4,076     0.99%         4.93%          1.24%         77%
    (0.36)      $10.43      7.42%    $  8,436     1.13%         3.70%          1.28%        180%
    (0.33)      $10.45      3.34%*   $ 13,439     1.08%**       2.83%**        1.19%**      149%
    -----       ------     -----     --------     ----          ----           ----         ---

    (0.45)      $ 9.80      5.19%    $    118     1.50%         4.56%          1.93%        155%
    (0.42)      $ 9.61      2.31%    $    431     1.40%         4.20%          1.94%         93%
    (0.43)      $ 9.52      3.65%    $    198     1.48%         4.41%          1.92%         46%
    (0.44)      $10.01      9.98%    $    531     1.71%         4.17%          2.05%         77%
    (0.29)      $10.36      6.53%    $  2,623     1.89%         2.86%          2.03%        180%
    (0.29)      $10.37      2.90%*   $  5,832     1.83%**       2.06%**        1.94%**      149%
    -----       ------     -----     --------     ----          ----           ----         ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                                Change in Net Assets                        Less Dividends and
                                                              Resulting from Operations                     Distributions from
                                                            ------------------------------                ---------------------
                                                                             Net Realized
                                                                                 and
                                                                              Unrealized      Change in
                                                Net Asset                   Gains/(Losses)   Net Assets
                                                  Value,        Net             from          Resulting      Net          Net
                                                Beginning    Investment       Investment        from      Investment   Realized
                                                of Period   Income/(Loss)    Transactions    Operations     Income       Gains
                                                ---------   -------------   --------------   ----------   ----------   --------
Municipal Bond Fund Institutional Shares
Year ended 12/31/97                              $10.27         0.45             0.41           0.86        (0.45)      (0.03)
Year ended 12/31/98                              $10.65         0.44             0.15           0.59        (0.44)      (0.05)
Year ended 12/31/99                              $10.75         0.45            (0.79)         (0.34)       (0.45)      (0.01)
Year ended 12/31/00                              $ 9.95         0.47             0.73           1.20        (0.47)         --
1/1/01 to 7/31/01(k)                             $10.68         0.26             0.12           0.38        (0.26)      (0.05)
Year ended 7/31/02                               $10.75         0.43             0.24           0.67        (0.43)      (0.25)
Six months ended 1/31/03+                        $10.74         0.22             0.09           0.31        (0.22)      (0.16)
                                                 ------         ----            -----          -----        -----       -----
Municipal Bond Fund Class A Shares
Year ended 12/31/97                              $10.29         0.42             0.42           0.84        (0.43)      (0.03)
Year ended 12/31/98                              $10.67         0.42             0.15           0.57        (0.42)      (0.05)
Year ended 12/31/99                              $10.77         0.42            (0.78)         (0.36)       (0.42)      (0.01)
Year ended 12/31/00                              $ 9.98         0.44             0.73           1.17        (0.44)         --
1/1/01 to 7/31/01(k)                             $10.71         0.26             0.11           0.37        (0.25)      (0.05)
Year ended 7/31/02                               $10.78         0.40             0.25           0.65        (0.41)      (0.25)
Six months ended 1/31/03+                        $10.77         0.22             0.08           0.30        (0.20)      (0.16)
                                                 ------         ----            -----          -----        -----       -----
Municipal Bond Fund Class B Shares
10/29/01(d) to 7/31/02                           $10.87         0.25             0.09           0.34        (0.25)      (0.25)
Six months ended 1/31/03+                        $10.71         0.17             0.09           0.26        (0.17)      (0.16)
                                                 ------         ----            -----          -----        -----       -----
Municipal Bond Fund Class C Shares
10/29/01(d) to 7/31/02                           $10.87         0.25             0.10           0.35        (0.25)      (0.25)
Six months ended 1/31/03+                        $10.72         0.15             0.11           0.26        (0.17)      (0.16)
                                                 ------         ----            -----          -----        -----       -----
Municipal Bond Fund Advisor Shares
10/29/01(d) to 7/31/02                           $10.87         0.28             0.13           0.41        (0.30)      (0.25)
Six months ended 1/31/03+                        $10.73         0.19             0.09           0.28        (0.19)      (0.16)
                                                 ------         ----            -----          -----        -----       -----
Intermediate Municipal Bond Fund Institutional Shares
Year ended 12/31/97                              $10.42         0.45             0.26           0.71        (0.45)         --
Year ended 12/31/98                              $10.68         0.45             0.11           0.56        (0.45)      (0.03)
Year ended 12/31/99                              $10.76         0.44            (0.55)         (0.11)       (0.44)      (0.01)
Year ended 12/31/00                              $10.20         0.46             0.43           0.89        (0.46)         --
1/1/01 to 7/31/01(l)                             $10.63         0.27             0.16           0.43        (0.26)      (0.02)
Year ended 7/31/02                               $10.78         0.38             0.25           0.63        (0.38)      (0.24)
Six months ended 1/31/03+                        $10.79         0.18             0.10           0.28        (0.18)      (0.07)
                                                 ------         ----            -----          -----        -----       -----
Intermediate Municipal Bond Fund Class A Shares
Year ended 12/31/97                              $10.42         0.43             0.26           0.69        (0.43)         --
Year ended 12/31/98                              $10.68         0.42             0.11           0.53        (0.42)      (0.03)
Year ended 12/31/99                              $10.76         0.43            (0.56)         (0.13)       (0.42)      (0.01)
Year ended 12/31/00                              $10.20         0.44             0.43           0.87        (0.44)         --
1/1/01 to 7/31/01(l)                             $10.63         0.25             0.16           0.41        (0.24)      (0.02)
Year ended 7/31/02                               $10.78         0.36             0.24           0.60        (0.35)      (0.24)
Six months ended 1/31/03+                        $10.79         0.18             0.09           0.27        (0.17)      (0.07)
                                                 ------         ----            -----          -----        -----       -----
Intermediate Municipal Bond Fund Class B Shares
10/29/01(d) to 7/31/02                           $10.67         0.21             0.11           0.32        (0.21)         --
Six months ended 1/31/03+                        $10.78         0.13             0.09           0.22        (0.13)      (0.07)
                                                 ------         ----            -----          -----        -----       -----
Intermediate Municipal Bond Fund Class C Shares
10/29/01(d) to 7/31/02                           $10.67         0.19             0.13           0.32        (0.21)         --
Six months ended 1/31/03+                        $10.78         0.13             0.10           0.23        (0.13)      (0.07)
                                                 ------         ----            -----          -----        -----       -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                          Ratios/Supplemental Data
                                                -------------------------------------------------
                                                Ratios of                  Ratios of
                  Net      Total        Net      Expenses  Ratios of Net   Expenses
    Total        Asset    Return      Assets,      to       Investment        to
 Dividends      Value,   (excludes    End of    Average    Income/(Loss)    Average     Portfolio
    and         End of     sales      Period       Net       to Average       Net        Turnover
Distributions   Period    charge)     (000's)     Assets     Net Assets    Assets (a)    Rate (b)
-------------   ------   ---------    -------   ---------  -------------   ----------   ---------
   (0.48)       $10.65     8.59%     $116,652    0.79%       4.32%          0.80%          16%
   (0.49)       $10.75     5.71%     $128,232    0.81%       4.16%          0.82%          53%
   (0.46)       $ 9.95    (3.26%)    $122,052    0.82%       4.32%          0.83%         109%
   (0.47)       $10.68    12.40%     $135,184    0.78%       4.61%          0.79%         119%
   (0.31)       $10.75     3.66%*    $125,382    0.79%**     4.21%**        0.81%**        89%
   (0.68)       $10.74     6.57%     $104,209    0.79%       4.06%          0.89%          97%
   (0.38)       $10.67     2.89%*    $ 86,955    0.79%**     3.97%**        0.95%**         2%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.46)       $10.67     8.32%     $  1,712    1.04%       4.05%          1.05%          16%
   (0.47)       $10.77     5.43%     $  1,938    1.06%       3.91%          1.07%          53%
   (0.43)       $ 9.98    (3.40%)    $  1,554    1.07%       4.05%          1.08%         109%
   (0.44)       $10.71    11.97%     $  1,479    1.03%       4.36%          1.04%         119%
   (0.30)       $10.78     3.58%*    $  1,114    1.04%**     3.98%**        1.06%**        89%
   (0.66)       $10.77     6.31%     $  1,498    1.04%       3.83%          1.14%          97%
   (0.36)       $10.71     2.82%*    $  3,254    1.04%**     3.69%**        1.20%**         2%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.50)       $10.71     3.36%*    $    511    1.80%**     3.08%**        1.96%**        97%
   (0.33)       $10.64     2.38%*    $    926    1.79%**     2.96%**        1.95%**         2%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.50)       $10.72     3.42%*    $    210    1.80%**     3.10%**        1.94%**        97%
   (0.33)       $10.65     2.43%*    $    570    1.79%**     2.96%**        1.95%**         2%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.55)       $10.73     3.99%*    $    174    1.30%**     3.57%**        1.50%**        97%
   (0.35)       $10.66     2.64%*    $    365    1.29%**     3.46%**        1.45%**         2%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.45)       $10.68     7.07%     $275,641    0.72%       4.31%          0.73%          23%
   (0.48)       $10.76     5.37%     $296,484    0.73%       4.22%          0.74%          40%
   (0.45)       $10.20    (1.01%)    $302,948    0.73%       4.22%          0.74%          63%
   (0.46)       $10.63     8.99%     $256,926    0.72%       4.43%          0.73%          59%
   (0.28)       $10.78     4.06%*    $237,929    0.74%**     4.29%**        0.74%**        36%
   (0.62)       $10.79     6.00%     $346,386    0.73%       3.56%          0.83%          86%
   (0.25)       $10.82     2.69%*    $323,014    0.73%**     3.36%**        0.84%**        32%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.43)       $10.68     6.80%     $  3,534    0.97%       4.06%          0.98%          23%
   (0.45)       $10.76     5.09%     $  4,038    0.98%       3.97%          0.99%          40%
   (0.43)       $10.20    (1.27%)    $  3,745    0.98%       3.97%          0.99%          63%
   (0.44)       $10.63     8.72%     $  2,989    0.97%       4.18%          0.98%          59%
   (0.26)       $10.78     3.91%*    $  5,204    0.99%**     3.96%**        1.00%**        36%
   (0.59)       $10.79     5.74%     $  4,445    0.98%       3.32%          1.07%          86%
   (0.24)       $10.82     2.57%*    $  6,541    0.98%**     3.11%**        1.09%**        32%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.21)       $10.78     3.02%*    $    303    1.74%**     2.41%**        1.87%**        86%
   (0.20)       $10.80     2.12%*    $    767    1.73%**     2.37%**        1.84%**        32%
   -----        ------    -----      --------    ----        ----           ----          ----

   (0.21)       $10.78     3.03%*    $    528    1.74%**     2.08%**        1.87%**        86%
   (0.20)       $10.81     2.18%*    $    827    1.73%**     2.36%**        1.84%**        32%
   -----        ------    -----      --------    ----        ----           ----          ----

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights

                                                                     Change in Net Assets                       Less Dividends and
                                                                   Resulting from Operations                    Distributions from
                                                                ------------------------------                ---------------------
                                                                                 Net Realized
                                                                                     and
                                                                                  Unrealized     Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net            from         Resulting       Net          Net
                                                    Beginning    Investment       Investment        from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
                                                    ---------   -------------   --------------   ----------   ----------   --------
Ohio Municipal Bond Fund Institutional Shares
8/11/98(d) to 7/31/99                                 $10.33         0.40            (0.24)         0.16        (0.41)       (0.06)
Year ended 7/31/00                                    $10.02         0.41            (0.12)         0.29        (0.41)       (0.02)
Year ended 7/31/01                                    $ 9.88         0.41             0.39          0.80        (0.41)          --
Year ended 7/31/02(m)                                 $10.27         0.39             0.20          0.59        (0.38)          --
Six months ended 1/31/03+                             $10.48         0.19             0.07          0.26        (0.19)          --
                                                      ------         ----            -----          ----        -----        -----
Ohio Municipal Bond Fund Class A Shares
Year ended 7/31/98                                    $10.31         0.42             0.02          0.44        (0.42)       (0.04)
Year ended 7/31/99                                    $10.29         0.46            (0.29)         0.17        (0.38)       (0.06)
Year ended 7/31/00                                    $10.02         0.39            (0.11)         0.28        (0.39)       (0.02)
Year ended 7/31/01                                    $ 9.89         0.39             0.39          0.78        (0.39)          --
Year ended 7/31/02(m)                                 $10.28         0.36             0.19          0.55        (0.35)          --
Six months ended 1/31/03+                             $10.48         0.17             0.07          0.24        (0.17)          --
                                                      ------         ----            -----          ----        -----        -----
Ohio Municipal Bond Fund Class B Shares
10/11/00(d) to 7/31/01                                $ 9.90         0.30             0.20          0.50        (0.30)          --
Year ended 7/31/02(m)                                 $10.10         0.28             0.19          0.47        (0.28)          --
Six months ended 1/31/03+                             $10.29         0.13             0.07          0.20        (0.14)          --
                                                      ------         ----            -----          ----        -----        -----
Ohio Municipal Bond Fund Class C Shares
Year ended 7/31/98                                    $10.31         0.35             0.01          0.36        (0.35)       (0.04)
Year ended 7/31/99                                    $10.28         0.33            (0.21)         0.12        (0.33)       (0.06)
Year ended 7/31/00                                    $10.01         0.34            (0.12)         0.22        (0.34)       (0.02)
Year ended 7/31/01                                    $ 9.87         0.33             0.38          0.71        (0.33)          --
Year ended 7/31/02(m)                                 $10.25         0.28             0.19          0.47        (0.28)          --
Six months ended 1/31/03+                             $10.44         0.13             0.07          0.20        (0.13)          --
                                                      ------         ----            -----          ----        -----          ---
Michigan Municipal Bond Fund Institutional Shares
Year ended 12/31/97                                   $10.08         0.41             0.13          0.54        (0.41)          --
Year ended 12/31/98                                   $10.21         0.40             0.08          0.48        (0.41)       (0.01)
Year ended 12/31/99                                   $10.27         0.41            (0.34)         0.07        (0.41)          --
Year ended 12/31/00                                   $ 9.93         0.43             0.18          0.61        (0.43)       (0.01)
1/1/01 to 7/31/01(n)                                  $10.10         0.24             0.16          0.40        (0.24)       (0.01)
Year ended 7/31/02                                    $10.25         0.38             0.19          0.57        (0.38)       (0.05)
Six months ended 1/31/03+                             $10.39         0.16             0.06          0.22        (0.16)       (0.03)
                                                      ------         ----            -----          ----        -----        -----
Michigan Municipal Bond Fund Class A Shares
Year ended 12/31/97                                   $10.07         0.39             0.14          0.53        (0.40)          --
Year ended 12/31/98                                   $10.20         0.39             0.07          0.46        (0.39)       (0.01)
Year ended 12/31/99                                   $10.26         0.39            (0.34)         0.05        (0.39)       -----
Year ended 12/31/00                                   $ 9.92         0.41             0.18          0.59        (0.41)       (0.01)
1/1/01 to 7/31/01(n)                                  $10.09         0.23             0.16          0.39        (0.23)       (0.01)
Year ended 7/31/02                                    $10.24         0.36             0.19          0.55        (0.36)       (0.05)
Six months ended 1/31/03+                             $10.38         0.16             0.05          0.21        (0.16)       (0.03)
                                                      ------         ----            -----          ----        -----        -----
Michigan Municipal Bond Fund Class B Shares
10/29/01(d) to 7/31/02                                $10.35         0.21             0.08          0.29        (0.21)       (0.05)
Six months ended 1/31/03+                             $10.38         0.11             0.06          0.17        (0.11)       (0.03)
                                                      ------         ----            -----          ----        -----        -----
Michigan Municipal Bond Fund Class C Shares
10/29/01(d) to 7/31/02                                $10.35         0.19             0.10          0.29        (0.21)       (0.05)
Six months ended 1/31/03+                             $10.38         0.11             0.05          0.16        (0.11)       (0.03)
                                                      ------         ----            -----          ----        -----        -----

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights

                                                       Ratios/Supplemental Data
                                     -------------------------------------------------------------
                                                Ratios of                    Ratios of
                 Net       Total        Net     Expenses    Ratios of Net    Expenses
    Total       Asset      Return     Assets,      to        Investment         to
  Dividends     Value,   (excludes    End of     Average    Income/(Loss)     Average    Portfolio
     and        End of     sales      Period       Net        to Average        Net      Turnover
Distributions   Period    charge)    (000's)     Assets      Net Assets     Assets (a)   Rate (b)
-------------   ------   ---------   --------   ---------   -------------   ----------   ---------
    (0.47)      $10.02      1.48%*   $182,679     0.82%**       3.81%**       0.87%**       47%
    (0.43)      $ 9.88      3.01%    $166,623     0.76%         4.15%         0.80%         26%
    (0.41)      $10.27      8.28%    $166,802     0.76%         4.09%         0.82%         26%
    (0.38)      $10.48      5.86%    $169,455     0.86%         3.80%         0.91%         28%
    (0.19)      $10.55      2.45%*   $164,422     0.78%**       3.49%**       0.86%**        7%
    -----       ------      ----     --------     ----          ----          ----         ---

    (0.46)      $10.29      4.38%    $188,966     0.74%         4.09%         1.17%         42%
    (0.44)      $10.02      1.63%    $ 22,008     1.00%         3.68%         1.21%         47%
    (0.41)      $ 9.89      2.85%    $ 13,257     1.01%         3.88%         1.05%         26%
    (0.39)      $10.28      8.04%    $ 14,516     1.01%         3.83%         1.07%         26%
    (0.35)      $10.48      5.50%    $ 18,638     1.11%         3.53%         1.17%         28%
    (0.17)      $10.55      2.32%*   $ 20,166     1.03%**       3.24%**       1.11%**        7%
    -----       ------      ----     --------     ----          ----          ----         ---

    (0.30)      $10.10      5.17%*   $    898     1.78%**       2.99%**       1.84%**       26%
    (0.28)      $10.29      4.76%    $  2,732     1.87%         2.72%         1.93%         28%
    (0.14)      $10.35      1.90%*   $  4,134     1.78%**       2.49%**       1.86%**        7%
    -----       ------      ----     --------     ----          ----          ----         ---

    (0.39)      $10.28      3.56%    $    584     1.49%         3.33%         1.82%         42%
    (0.39)      $10.01      1.13%    $  1,071     1.55%         3.05%         1.93%         47%
    (0.36)      $ 9.87      2.25%    $    990     1.52%         3.30%         1.81%         26%
    (0.33)      $10.25      7.31%    $  1,516     1.72%         3.12%         1.89%         26%
    (0.28)      $10.44      4.71%    $  3,746     1.88%         2.72%         1.94%         28%
    (0.13)      $10.51      1.96%*   $  5,855     1.78%**       2.49%**       1.86%**        7%
    -----       ------      ----     --------     ----          ----          ----         ---

    (0.41)      $10.21      5.52%    $111,735     0.69%         4.04%         0.70%         13%
    (0.42)      $10.27      4.75%    $117,957     0.69%         3.97%         0.70%         51%
    (0.41)      $ 9.93      0.67%    $102,608     0.71%         3.98%         0.72%         14%
    (0.44)      $10.10      6.31%    $ 87,926     0.68%         4.17%         0.69%         36%
    (0.25)      $10.25      4.01%*   $ 80,556     0.69%**       4.00%**       0.71%**       19%
    (0.43)      $10.39      5.65%    $ 96,269     0.69%         3.64%         0.78%         25%
    (0.19)      $10.42      2.21%*   $109,079     0.69%**       3.14%**       0.79%**        3%
    -----       ------      ----     --------     ----          ----          ----         ---

    (0.40)      $10.20      5.38%    $  4,413     0.84%         3.88%         0.95%         13%
    (0.40)      $10.26      4.60%    $  5,946     0.84%         3.82%         0.95%         51%
    (0.39)      $ 9.92      0.51%    $  4,378     0.86%         3.83%         0.97%         14%
    (0.42)      $10.09      6.05%    $  3,629     0.83%         4.01%         0.94%         36%
    (0.24)      $10.24      4.02%*   $  3,569     0.84%**       3.85%**       0.96%**       19%
    (0.41)      $10.38      5.51%    $  3,575     0.84%         3.49%         1.03%         25%
    (0.19)      $10.40      2.05%*   $  4,881     0.84%**       2.98%**       1.04%**        3%
    -----       ------      ----     --------     ----          ----          ----         ---

    (0.26)      $10.38      2.82%*   $    374     1.70%**       2.48%**       1.84%**       25%
    (0.14)      $10.41      1.70%*   $    869     1.69%**       2.12%**       1.79%**        3%
    -----       ------      ----     --------     ----          ----          ----         ---

    (0.26)      $10.38      2.89%*   $    795     1.70%**       2.47%**       1.82%**       25%
    (0.14)      $10.40      1.63%*   $  3,079     1.69%**       2.10%**       1.78%**        3%
    -----       ------      ----     --------     ----          ----          ----         ---

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights Footnotes
--------------------------------------------------------------------------------

(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund changed its fiscal year to July 31 from December 31.

(d)  Reflects date of commencement of operations.

(e) Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor of the Fifth Third Large Cap Opportunity Fund.

(f) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended, July 31, 2002 for the Balanced Fund, Institutional, Class A, B, C and Advisor Shares was to increase net investment income per share by $0.02, decrease net realized and unrealized agains and losses per share by ($0.02), and increase the ratio of net investment income to average net assets from 1.11% to 1.26%, 0.86% to 0.98%, 0.10% to 0.12%, 0.11% to 0.13%
     and 0.55% to 0.63%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(g) Reflects operations for the period from January 1, 2001 to July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Bond Fund, Institutional and Class
     A Shares was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and increase the ration of net investment income to average net assets from 5.21% to 4.87%, and 4.95% to 4.61%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(h) Reflects operations for the period from January 1, 2001 to July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Intermediate Bond Fund, Institutional and Class A Shares was to decrease net investment income per share by ($0.03), increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 4.97% to 4.52%, and 4.70% to 4.26%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(i) Reflects operations for the period from January 1, 2001 to July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Short Term Bond Fund, Institutional and Class A Shares was to decrease net investment income per share by ($0.02), increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets from 4.93% to 4.48%, and 4.67% to 4.22%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(j) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the U.S. Government Bond Fund, Institutional, Class A and C Shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by ($0.02), and increase the ratio of net investment income to average net assets from 4.02% to 4.25%, 3.70% to 3.91% and 2.86% to 3.02%, respectively. Per share, ratios and supplemental data for the periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(k) Reflects operations for the period from January 1, 2001 to July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Municipal Bond Fund, Institutional and Class A Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ration of net investment income to average net assets from 4.20% to 4.21%, and 3.97% to 3.97%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(l) Reflects operations for the period from January 1, 2001 to July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Intermediate Municipal Bond Fund, Institutional and Class A Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 4.25% to 4.29%, and 3.92% to 3.96%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

                                                               Fifth Third Funds
                                                  Financial Highlights Footnotes
--------------------------------------------------------------------------------

(m) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2002 for the Ohio Municipal Bond Fund, Institutional, Class A,B and C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains an losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 3.80% to 3.83%, 3.53% to 3.56%, 2.72% to 2.75%, and 2.72% to
     2.75%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

(n) Reflects operations for the period from January 1, 2001 to July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Michigan Municipal Bond Fund, Institutional and Class A Shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 3.99% to 4.00% and 3.84% to 3.85%, respectively. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

^    Amount is less than $0.005 per share.

*    Not annualized.

**   Annualized.

+    Unaudited.

#    Represents income or gains/(losses) from affiliates.

(d)  Average shares method used in calculation.

(psi) The amount shown does not accord with the net investment income earned during the period due to the allocation of income accrued versus the relative class size.

                       See notes to financial statements

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Addresses
----------------------------------------------------------------------------------------------
Fifth Third Funds                                      Fifth Third Funds
Stock and Bond Funds                                   3435 Stelzer Road
                                                       Columbus, Ohio 43219

----------------------------------------------------------------------------------------------

Investment Advisor                                     Fifth Third Asset Management Inc.
                                                       38 Fountain Square Plaza
                                                       Cincinnati, Ohio 45263

----------------------------------------------------------------------------------------------

Investment Advisor (Large Cap Opportunity Fund only)   Heartland Capital Management,Inc.
                                                       251 North Illinois Street, Suite 300
                                                       Indianapolis, Indiana 46204

----------------------------------------------------------------------------------------------

Sub-Advisor (International Equity Fund only)           Morgan Stanley Investment
                                                          Management, Inc.
                                                       1221 Avenue of the Americas
                                                       New York, New York 10020

----------------------------------------------------------------------------------------------

Distributor                                            Fifth Third Funds Distributor, Inc.
                                                       3435 Stelzer Road
                                                       Columbus, Ohio 43219

----------------------------------------------------------------------------------------------

Administrator, Transfer and Dividend Disbursing        Fifth Third Bank
   Agent, Fund Accountant and Custodian                38 Fountain Square Plaza
                                                       Cincinnati, Ohio 45263

----------------------------------------------------------------------------------------------

Sub-Administrator                                      BISYS Fund Services Limited Partnership
                                                       3435 Stelzer Road
                                                       Columbus, Ohio 43219

----------------------------------------------------------------------------------------------

Sub-Transfer Agent and Sub-Fund Accountant             BISYS Fund Services Ohio, Inc.
                                                       3435 Stelzer Road
                                                       Columbus, Ohio 43219

----------------------------------------------------------------------------------------------

Independent Auditors                                   PricewaterhouseCoopers LLP
                                                       100 East Broad Street
                                                       Suite 2100
                                                       Columbus, Ohio 43215

----------------------------------------------------------------------------------------------

                            [LOGO] Fifth Third Funds

3/03                                                                 SAR-STBD-03